-----------------------------------------------------------------------------
        FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                        issued by

      INDIANAPOLIS LIFE INSURANCE COMPANY ("ILICO")
  (formerly issued by IL Annuity and Insurance Company)     PROSPECTUS
                       through the                         JUNE 30, 2003
                 ILICO SEPARATE ACCOUNT 1
         (formerly IL Annuity and Insurance Company          VISIONARY
                   Separate Account 1)

        INDIANAPOLIS LIFE VARIABLE ADMINISTRATION        [GRAPHIC OMITTED]
                  AT THE SERVICE CENTER

                      5900 O Street
                    Lincoln, NE 68510

                      P.O. Box 82594
                    Lincoln, NE 68501

                Telephone: 1-888-232-6486
                   Fax: 1-800-334-1023
                www.variable.ameritas.com

-----------------------------------------------------------------------------

This Prospectus describes Visionary, a flexible premium deferred annuity contract ("Contract") offered by ILICO (we, our, us, or the Company). It contains important information about the Visionary variable annuity. Please read this prospectus carefully before investing, and keep it for future reference.

To learn more about the Visionary Contract, you may want to refer to the Statement of Additional Information dated June 30, 2003 (known as the "SAI"). For a free copy of the SAI, contact us at our Service Center.

VARIABLE ANNUITY CONTRACTS INVOLVE CERTAIN RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT.

o The investment performance of the underlying portfolios in which the variable accounts invest will vary.
o    We do not guarantee how any of the portfolios will perform.
o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.
o Neither the U.S. Government nor any federal agency insures your investment in the Contract.

The Contract has 15 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and 14 variable accounts that invest in the following underlying portfolios:

THE ALGER AMERICAN FUND (CLASS O SHARES)
o    MidCap Growth Portfolio
o    Small Capitalization Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (INITIAL CLASS)
o    Asset Manager(SM) Portfolio
o    Contrafund(R) Portfolio
o    Equity-Income Portfolio
o    Growth Portfolio
o    Index 500 Portfolio
o    Investment Grade Bond Portfolio
o    Money Market Portfolio

PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST)
o    OpCap Managed Portfolio
o    OpCap Small Cap Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
o    Limited-Term Bond Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
o    International Stock Portfolio

VAN ECK WORLDWIDE INSURANCE TRUST
o    Worldwide Hard Assets Fund

NOTE: THE MATURITY BENEFIT DESCRIBED IN THIS PROSPECTUS IS NOT AVAILABLE IF YOU
      PURCHASED THIS CONTRACT AFTER DECEMBER 31, 2001.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

We have filed the SAI with the U.S. Securities and Exchange Commission ("SEC") and have incorporated it by reference into this prospectus (It is legally part of this prospectus.) The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy these materials at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC's public reference room.

Investments in the variable accounts are not guaranteed. You (the Owner) could lose your money. Money you direct into the fixed account is guaranteed to earn interest at a minimum rate of 3%.

This prospectus must be accompanied or preceded by a current prospectus for each of the Funds listed above.

-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                      Page
                                                      ----
GLOSSARY................................................3
HIGHLIGHTS..............................................4
   The Contract.........................................4
   Who Should Purchase the Contract?....................4
   How to Invest........................................5
   Cancellation-- the Free-Look Period..................5
   Investment Options...................................5
   Transfers............................................5
   Access to Your Money.................................6
   Death Benefit........................................6
   Maturity Benefit.....................................6
   Fees and Charges.....................................6
   Annuity Provisions...................................7
   Federal Tax Status...................................7
   Inquiries............................................7
ANNUITY CONTRACT FEE TABLE..............................8
   Condensed Financial Information.....................11
ABOUT ILICO AND THE SEPARATE ACCOUNT...................12
   Indianapolis Life Insurance Company.................12
   ILICO Separate Account 1............................12
THE PORTFOLIOS.........................................12
   Investment Objectives of the Portfolios.............13
   Availability of the Funds...........................14
THE PAY-IN PERIOD......................................15
   Purchasing a Contract...............................15
   Premium Payments....................................15
   Cancellation-- the Free-Look Period.................15
   Tax-Free "Section 1035" Exchanges...................15
   Designating Your Investment Options.................16
   Choosing the Owners, Annuitants and Beneficiaries...16
YOUR CONTRACT VALUE....................................16
   Separate Account Value..............................16
TRANSFERS BETWEEN INVESTMENT OPTIONS...................17
   General.............................................17
   Excessive Trading Limits............................18
   Transfer Fee........................................18
CONTRACT OWNER SERVICES................................18
   Dollar Cost Averaging...............................18
   Interest Sweep......................................18
   Automatic Account Balancing.........................18
ACCESS TO YOUR MONEY...................................19
   Full Withdrawals....................................19
   Partial Withdrawals.................................19
   Systematic Withdrawal...............................20
   Full and Partial Withdrawal Restrictions............20
   Restrictions on Distributions from Certain Types
     of Contracts......................................20
CONTRACT LOANS.........................................20
DEATH BENEFITS.........................................21
   Death Benefit Before the Annuity Start Date.........21
   Distribution Upon the Owner's Death.................21
   Distribution Upon the Death of the Annuitant........22
   Death of Payee On or After the Annuity Start Date...22
THE MATURITY BENEFIT...................................22
FEES AND CHARGES.......................................24
   Withdrawal Charge...................................24
   Contract Fee........................................25
   Asset-Based Administrative Charge...................25
   Mortality and Expense Risk Charge...................26
   Transfer Fee........................................26
   Portfolio Fees and Charges..........................26
   Premium Taxes.......................................26
   Other Taxes.........................................26
THE PAYOUT PERIOD......................................26
   The Annuity Start Date..............................26
   Annuity Payout Plans................................27
   Determining the Amount of Your Annuity Payment......27
   Fixed Annuity Payments..............................27
   Variable Annuity Payments...........................28
   Annuity Unit Value..................................28
   Transfers...........................................28
   Description of Annuity Payout Plans.................28
THE FIXED ACCOUNT......................................29
   Fixed Account Value.................................29
   Fixed Account Transfers.............................29
   Payment Deferral....................................30
FAX AND TELEPHONE ORDERS/VOICE
     RESPONSE AND WEBSITE ACCESS.......................30
   Fax Requests........................................30
   Telephone Transactions..............................30
   Automated Voice Response System.....................30
   Website Access......................................30
INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS........31
   Yields and Total Returns............................31
   Industry Comparison.................................32
   IMSA 31
VOTING RIGHTS..........................................32
FEDERAL TAX MATTERS....................................33
   Taxation of Non-Qualified Contracts.................33
   Taxation of Qualified Contracts.....................34
   Other Tax Issues....................................35
   Our Income Taxes....................................35
   Possible Tax Law Changes............................35
OTHER INFORMATION......................................35
   Business Days.......................................35
   Payments............................................35
   State Variations....................................36
   Modification........................................36
   Distribution of the Contracts.......................36
   Legal Proceedings...................................36
   Reports to Owners...................................36
   Change of Address...................................37
   Inquiries...........................................37
   Financial Statements................................37
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS.................................38
APPENDIX A-CONDENSED FINANCIAL INFORMATION............A-1

-------------------------------------------------------------------------------
GLOSSARY
-------------------------------------------------------------------------------

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT -- The measurement we use before the Annuity Start Date to calculate the value of each variable account at the end of each Valuation Day.

ANNUITANT -- You are the annuitant, unless you state otherwise in your application. The annuitant is the person (or persons) whose life (or lives) we use to determine the dollar amount and duration of the annuity payments that we will pay under the Contract and whose death determines the death benefit. Unless we permit otherwise, you may not change the annuitant you name in the application unless you transfer ownership of the Contract

ANNUITY START DATE -- The date when we start making annuity payments under the Contract. (The term "Annuity Commencement Date" is used in the Contract.)

ANNUITY UNIT -- The measurement we use to calculate the value of your annuity payments if you choose to receive annuity payments from the variable accounts.

BENEFICIARY -- The person you name to receive the death benefit if the annuitant dies during the pay-in period. If there are joint owners, and one joint owner dies before the Annuity Start Date, then the surviving joint owner becomes the sole beneficiary.

BUSINESS DAY -- Each day on which the New York Stock Exchange is open for business. (The term "Valuation Date" is used in the Contract.)

COMPANY ("WE," "US," "OUR," AND "ILICO") -- Indianapolis Life Insurance Company.

CONTRACT ANNIVERSARY -- The same date in each year as the date of issue.

CONTRACT VALUE -- The total amount you have accumulated under the Contract. It is equal to the money you have under the Contract in the separate account and the fixed account.

DATE OF ISSUE -- The date we issue your Contract. It is shown on the specifications page of the Contract. We measure contract years and contract anniversaries from the date of issue, and it is the date on which the first contract year begins.

DUE PROOF OF DEATH -- Proof of death that we find satisfactory, such as a certified copy of the death record, or a certified copy of a court decree reciting a finding of death.

ELIGIBLE PREMIUM PAYMENT -- That part of any premium payment that you allocate to a particular Eligible Variable Account at the time of payment, provided payment was made at least ten (10) years before the Maturity Benefit Date.

ELIGIBLE VARIABLE ACCOUNT -- Variable accounts the Company designates to be guaranteed by the Maturity Benefit. Currently all variable accounts are so designated.

FIXED ACCOUNT -- An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account.

FREE WITHDRAWAL AMOUNT -- The amount that may be withdrawn from the Contract without being assessed a withdrawal charge.

FUNDS -- The open-end management investment companies listed on the front page of this Prospectus. This Contract allows you to invest in certain investment portfolios of the Funds.

MATURITY BENEFIT -- A guarantee we provide regarding your Contract's value in the Eligible Variable Accounts on the Maturity Benefit Date. This feature is not available if you purchased this Contract after December 31, 2001.

MATURITY BENEFIT DATE -- The later of the annuitant's age 70 or 10 years after the date of issue. Special rules apply to joint owners.

NET PREMIUM PAYMENT -- A premium payment less any applicable premium taxes.

OWNER OR OWNERS ("YOU" OR "YOUR") -- The person(s) having the privileges of ownership stated in the Contract. Joint owners may be permitted.

PAYEE -- The person(s) entitled to receive annuity payments. You may name a "Successor Payee" to receive any guaranteed annuity payments after the death of the sole surviving payee.

PAY-IN PERIOD -- The period that begins when we issue your Contract and ends on the Annuity Start Date. During the pay-in period, earnings accumulate on a tax-deferred basis.

PAYOUT PERIOD -- The period that begins on the Annuity Start Date during which you receive annuity payments based on the money you have accumulated under your Contract.

PAYOUT PLAN -- The arrangement you choose under which we pay annuity payments to you after the Annuity Start Date. You may choose whether the dollar amount of the payments you receive will be fixed, or will vary with the investment experience of the variable accounts in which you are invested at that time.

PORTFOLIO -- A separate investment portfolio of a Fund in which a variable account invests. The portfolios available for investment through this Contract are listed on the cover page of this prospectus.

QUALIFIED CONTRACT -- A Contract issued in connection with retirement plans that qualify for special federal income tax treatment under sections 401(a), 403(b), 408, 408A or 457 of the tax code.

SEPARATE ACCOUNT -- ILICO Separate Account 1, a separate investment account divided into variable accounts that we established to receive and invest the premium payments we receive under the Contract. Assets in the separate account are not part of our general account.

SERVICE CENTER -- The mailing address for the Service Center is Indianapolis Life Variable Administration, 5900 O Street, Lincoln, NE 68510, or Indianapolis Life Variable Administration, P.O. Box 82594, Lincoln, NE 68501-2594. You can call the Service Center at 1-888-232-6486 (toll-free), or send a fax to the Service Center at 1-800-334-2023. You can access your account on our website at www.variable.ameritas.com by clicking "Account Access."

TAX CODE -- The Internal Revenue Code of 1986, as amended.

VARIABLE ACCOUNT -- A subdivision of the separate account that invests exclusively in shares of a single portfolio of a Fund. The investment performance of each variable account is linked directly to the investment performance of the portfolio in which it invests.

WRITTEN REQUEST -- Your signed written notice or request. We must receive your written request at the Service Center and it must be in a form we find satisfactory.


-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

These highlights provide only a brief overview of the more important features of the Visionary Contract. You may obtain more detailed information about the Contract later in this prospectus. Please read this prospectus carefully.

THE CONTRACT

An annuity is a contract where you agree to make one or more premium payments to us and, in return, we agree to pay a series of payments to you at a later date chosen by you. The Visionary Contract is a special kind of annuity that is:

o    FLEXIBLE PREMIUM--you may add premium payments at any time.
o TAX-DEFERRED--you generally do not have to pay taxes on earnings until you take money out by full or partial cash withdrawals, or we make annuity payments to you, or we pay the death benefit.
o VARIABLE--its value fluctuates with the performance of the mutual fund portfolios in which you invest. You bear the investment risk on the amounts you invest.
o AVAILABLE WITH RETIREMENT PLANS--you may purchase this annuity in connection with retirement plans, including those that qualify for favorable federal tax treatment.

Like all deferred annuities, the Contract has two phases: the "pay-in" period and the "payout" period. During the pay-in period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-deferred. The payout period begins once you start receiving regular annuity payments from your contract value. The money you can accumulate during the pay-in period, as well as the annuity payout plan you choose, will determine the dollar amount of any annuity payments you receive.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, you should carefully consider the costs and benefits of the Contract (including the annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-sheltered growth.

WHO SHOULD PURCHASE THE CONTRACT?

We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs, Roth IRAs, 401(k), 403(b) or 457 plans, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth.

HOW TO INVEST

You may purchase the Contract with a single payment of $1,000 or more under most circumstances. We will not issue a Contract if you are older than age 85 on the date of issue.

You can pay additional premiums of $1,000 or more with some limitations. Send your premium payments to Indianapolis Life Variable Administration at the Service Center. We will not begin processing any premium payment until we receive it at our Service Center.

CANCELLATION -- THE FREE-LOOK PERIOD

After you receive your Contract, you have a limited period of time during which you may cancel your Contract and receive a refund. This period of time is referred to as a "free-look" period and is established by state law. Usually, this period is either 10 or 20 days. Depending on your state of residence, if you cancel your Contract during the "free-look" period you will generally receive: 1) the value of your Contract as of the date we receive your notice of cancellation at the Service Center; OR 2) the greater of: a) the total of any premium payments you have made, or b) the value of your Contract as of the date we receive your notice of cancellation at the Service Center. Please return your Contract with your notice of cancellation. We will pay the refund within 7 days after we receive your Contract and written or faxed request for cancellation at the Service Center. Your Contract will be deemed void once we issue your refund.

If your state requires that we return your premium payments, we will put your premium payment(s) into the Money Market variable account for fifteen days following the date of issue. See "Cancellation--The Free-Look Period".

INVESTMENT OPTIONS

You currently may invest your money in any of 14 portfolios by directing it into the corresponding variable account. The portfolios now available to you under the Contract are:

THE ALGER AMERICAN FUND (CLASS O SHARES)
o    MidCap Growth Portfolio
o    Small Capitalization Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS ("VIP") FUNDS (INITIAL CLASS)
o    Asset Manager(SM) Portfolio
o    Contrafund(R) Portfolio
o    Equity-Income Portfolio
o    Growth Portfolio
o    Index 500 Portfolio
o    Investment Grade Bond Portfolio
o    Money Market Portfolio

PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST)
o    OpCap Managed Portfolio
o    OpCap Small Cap Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
o    Limited-Term Bond Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
o    International Stock Portfolio

VAN ECK WORLDWIDE INSURANCE TRUST
o    Worldwide Hard Assets Fund

Each variable account invests exclusively in shares of one portfolio of a Fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in the prospectuses for the Funds that accompany this prospectus.

The value of your investment in the variable accounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted.

Depending on market conditions, you can make or lose money in any of the variable accounts. We reserve the right to offer other investment choices in the future.

You may also direct your money to the fixed account and receive a guaranteed rate of return. Money you place in the fixed account will earn interest for one-year periods at a fixed rate that is guaranteed by us never to be less than 3.0%.

TRANSFERS

You have the flexibility to transfer assets within your Contract. At any time during the pay-in period, you may transfer amounts among the variable accounts and between the fixed account and any variable account. Certain restrictions apply to transfers to and from the fixed account.

Transfers to the fixed account must be at least $1,000. During the pay-in period, you may transfer up to 20% of the fixed account value, as determined at the beginning of the contract year, from the fixed account to one or more of the variable accounts in any contract year. We do not charge a fee for transfers from the fixed account to one or more variable accounts, nor do we consider such transfers to be transfers for purposes of assessing a transfer charge.

You may make 12 free transfers each contract year from and among the variable accounts. We impose a $25 charge per transfer on each transfer from and among the variable accounts after the twelfth during a contract year before the Annuity Start Date. Transfers may reduce the value of the Maturity Benefit guarantee.

Once you begin to receive annuity payments, you may make one transfer among the variable accounts each contract year.

ACCESS TO YOUR MONEY

During the pay-in period, you may receive a cash withdrawal of all or part of your contract value by sending a written request to the Service Center. The minimum amount you can withdraw is $250.

Your cash withdrawal may be subject to a withdrawal charge, if you withdraw premium payments during the first nine contract years. In any contract year after the first contract year, you may withdraw a portion of your contract value, called the free withdrawal amount, without incurring a withdrawal charge. Withdrawals may reduce the value of the Maturity Benefit guarantee.

You may have to pay federal income taxes on amounts you withdraw, and a federal penalty tax may be assessed on any money you withdraw from the Contract before age 59 1/2. Access to amounts held in Qualified Contracts may be restricted or prohibited.

DEATH BENEFIT

We will pay the death benefit to the beneficiary on the annuitant's death before the Annuity Start Date.

The death benefit will equal the greater of:

o the sum of premium payments made under the Contract, less partial withdrawals as of the date we determine the death benefit; or
o    the contract value as of the date we determine the death benefit.

In determining the death benefit, we will also subtract any premium taxes that apply.

MATURITY BENEFIT

The Maturity Benefit is not available if you purchased this Contract after December 31, 2001.

The Maturity Benefit guarantees a minimum value in the variable accounts on the later of the annuitant's 70th birthday, or the Contract's tenth anniversary, provided certain conditions are met. The Maturity Benefit is based on the premium payments that are directed into the Eligible Variable Accounts at the time of payment, reduced by adjusted withdrawals and transfers, provided the payment is made before the Maturity Benefit Date.

We will not credit your Contract with any Maturity Benefit if you elect to receive annuity payments before the Maturity Benefit Date.

Transfers and withdrawals from an Eligible Variable Account will reduce the value of the Maturity Benefit.

FEES AND CHARGES

WITHDRAWAL CHARGE. We will deduct a withdrawal charge if you withdraw all or part of your contract value during the first nine complete contract years. The amount of the withdrawal charge depends upon the number of years since we issued your Contract. The withdrawal charge is 7% in the first six complete contract years, decreasing to 6% in the seventh complete contract year, and then declining by 2% in each subsequent contract year, until it is zero in contract year ten.

We do not assess a withdrawal charge on the death benefit or on annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.

The withdrawal charge may be waived in cases of extended hospitalization, long-term care, terminal illness, or to pay for post-secondary education, as provided in the Contract.

CONTRACT FEE. We deduct a quarterly contract fee of $7.50 from your contract value at the end of each contract quarter during the pay-in period and on the date of full withdrawal. Certain exceptions apply.

TRANSFER FEE. You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer from and among the variable accounts after the twelfth during a contract year before the Annuity Start Date. Transfers from the fixed account are always free of charge.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily mortality and expense risk charge from your value in the variable accounts at an annual rate of 1.25%. We will continue to deduct this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily administrative charge from your value in the variable account at an annual rate of 0.15%. We will continue to assess this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

PREMIUM TAXES. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires us to pay the tax. If necessary, we will make the deduction either: (a) from premium payments as we receive them, (b) from your contract value upon partial or full withdrawal, (c) when annuity payments begin, or (d) upon payment of a death benefit.

PORTFOLIO FEES AND CHARGES. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. You pay these fees indirectly.

For 2002, these charges ranged from 0.29% to 1.23%. See the Fee Table in this Prospectus and the prospectuses for the portfolios.

COMPENSATION. For information concerning compensation paid for the sale of the Contracts, see "Distribution of Contracts."

ANNUITY PROVISIONS

PAYOUT PLANS. The Contract allows you to receive fixed or variable periodic annuity payments beginning on the Annuity Start Date you select. You may choose among several payout plans. You may receive income payments for a specific period of time or for life, with or without a guaranteed number of payments.

We will use your adjusted contract value on the Annuity Start Date to calculate the amount of your annuity payments under the payment plan you choose. If you select a variable payout plan, the dollar amount of your payments may go up or down depending on the investment results of the portfolios you invest in at that time.

FEDERAL TAX STATUS

In general, you are not taxed on earnings on your investment in the Contract until you withdraw money from the Contract or receive annuity payments. Earnings are taxed as ordinary income. During the pay-in period, for tax purposes, withdrawals are taken first from earnings and then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion you received. Death benefits are taxable and generally are included in the income of the recipient. For a further discussion of the federal tax status of the Contract, see "Federal Tax Status."

INQUIRIES

If you need additional information or access to your account, please contact us at our Service Center:

ADDRESSES:
Indianapolis Life Variable Administration
5900 O Street
Lincoln, NE  68510

Indianapolis Life Variable Administration
P.O. Box 82594
Lincoln, NE  68501-2594

TELEPHONE:
1-888-232-6486 (toll-free)
Monday-Thursday, 8 a.m. - 6 p.m. Eastern Time
Friday, 8:45 a.m. - 5:30 p.m. Eastern Time

AUTOMATED VOICE RESPONSE SYSTEM:
1-888-232-6486 (toll-free)
24 hours a day, 7 days a week

FAX:
1-800-334-2023 (toll-free)

WEBSITE:
www.variable.ameritas.com
24 hours a day, 7 days a week

-------------------------------------------------------------------------------
ANNUITY CONTRACT FEE TABLE
-------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and withdrawing from the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially or fully withdraw from the Contract, or transfer contract value among the variable accounts and/or to the fixed account. State premium taxes may also be deducted.


OWNER TRANSACTION EXPENSES

--------------------------------------------------------------------------------------------------------
 Sales Load on Premium Payments                                          None
----------------------------------------------------------------------- --------------------------------
 Maximum Withdrawal Charge (as a % of premium payments)(1)               7%
----------------------------------------------------------------------- --------------------------------
 Transfer Charge                                                         $25 after 12 per year
----------------------------------------------------------------------- --------------------------------
 Maximum Loan Interest Spread(2)                                         3%
--------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.


PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES

--------------------------------------------------------------------------------------------------------
 Annualized Contract Fee(3)                                              $30 per Contract year
----------------------------------------------------------------------- --------------------------------
 SEPARATE ACCOUNT ANNUAL EXPENSES (AS A % OF AVERAGE SEPARATE ACCOUNT
 VALUE DURING THE PAY-IN PERIOD)(4)
         Mortality and Expense Risk Charge                               1.25%
         Administrative Charge                                           0.15%
         ---------------------                                           -----
         Total Separate Account Annual Expenses                          1.40%
--------------------------------------------------------------------------------------------------------





------------------------------------
(1) The withdrawal charge is 7% in the first through sixth contract years after the date of issue and declines by 2% each contract year until it reaches 0% in the ninth contract year after the date of issue. A withdrawal charge may not apply in certain circumstances. For more information, see the "Withdrawal Charge" section of this prospectus.
(2) If your Contract is a Qualified Contract issued in connection with a Section 403(b) retirement program, then you may borrow against the surrender value of your Contract. The loan interest spread is the difference between the amount of interest we charge for a loan (6% annually) and the amount of interest we credit to the loan account (a minimum interest rate of 3% annually). We may credit a higher rate of interest to the loan account from time to time.
(3) We deduct $7.50 at the end of each Contract quarter or on the date of full withdrawal from the Contract before the Annuity Start Date. We waive this fee for Qualified Contracts. We also waive this fee for Non-Qualified Contracts with cumulative premium payments of $100,000 or more.
(4) We will continue to deduct this charge after the Annuity Start Date if annuity payments are made on a variable basis.

The next table shows the range of total operating expenses charged by the portfolios for the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. You may obtain more details concerning each portfolio's fees and expenses in the prospectus for each portfolio.

RANGE OF EXPENSES FOR THE PORTFOLIOS(5)

------------------------------------------------------------------------------------------------------------------------------
                                                                                               MINIMUM            MAXIMUM
----------------------------------------------------------------------------------------- ------------------ -----------------
 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from        0.29%              1.23%
 portfolio assets, including management fees, 12b-1 fees, and other expenses)
------------------------------------------------------------------------------------------------------------------------------


(5) The portfolio expenses used to prepare this table were provided to ILICO by the Fund(s). ILICO has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.


------------------------------------------------------------------------------------------------------------------------------
                                                                                 GROSS                             NET
                                                                                 TOTAL        CONTRACTUAL         TOTAL
                                                                                 ANNUAL           FEE             ANNUAL
                                                                                PORTFOLIO        WAIVERS         PORTFOLIO
                            MANAGEMENT     12b-1      SERVICE      OTHER        OPERATING          AND           OPERATING
 NAME OF PORTFOLIO             FEES         FEES        FEES      EXPENSES       EXPENSES    REIMBURSEMENTS       EXPENSES
------------------------------------------------------------------------------------------------------------------------------
 THE ALGER AMERICAN FUND (CLASS O SHARES)
------------------------------------------------------------------------------------------------------------------------------
   MidCap Growth
   Portfolio                   0.80%         N/A        0.00%       0.13%          0.93%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
   Small Capitalization
   Portfolio                   0.85%         N/A        0.00%       0.12%          0.97%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP FUNDS (INITIAL CLASS)
------------------------------------------------------------------------------------------------------------------------------
   Asset Manager(SM)
   Portfolio(6), (7)           0.53%         N/A        0.00%       0.10%          0.63%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
   Contrafund(R)
   Portfolio(6), (7)           0.58%         N/A        0.00%       0.10%          0.68%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
   Equity-Income
   Portfolio(6), (7)           0.48%         N/A        0.00%       0.09%          0.57%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio(6), (7)    0.58%         N/A        0.00%       0.09%          0.67%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
   Index 500 Portfolio(7)      0.24%         N/A        0.00%       0.09%          0.33%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond
   Portfolio(7), (8)           0.43%         N/A        0.00%       0.11%          0.54%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
   Money Market Portfolio      0.20%         N/A        0.00%       0.09%          0.29%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST)(9)
------------------------------------------------------------------------------------------------------------------------------
   OpCap Managed
   Portfolio                   0.79%         N/A        0.00%       0.09%          0.88%          0.00%           0.88%
------------------------------------------------------------------------------------------------------------------------------
   OpCap Small Cap Portfolio   0.80%         N/A        0.00%       0.11%          0.91%          0.00%           0.91%
------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.(10)
------------------------------------------------------------------------------------------------------------------------------
   Limited-Term Bond
   Portfolio                   0.70%         N/A        0.00%       0.00%          0.70%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.(10)
------------------------------------------------------------------------------------------------------------------------------
   International Stock
   Portfolio                   1.05%         N/A        0.00%       0.00%          1.05%           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                 GROSS                             NET
                                                                                 TOTAL        CONTRACTUAL         TOTAL
                                                                                 ANNUAL           FEE             ANNUAL
                                                                                PORTFOLIO        WAIVERS         PORTFOLIO
                            MANAGEMENT     12b-1      SERVICE      OTHER        OPERATING          AND           OPERATING
 NAME OF PORTFOLIO             FEES         FEES        FEES      EXPENSES       EXPENSES    REIMBURSEMENTS       EXPENSES
------------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------------
   Worldwide Hard Assets
   Fund(11)                    1.00%         N/A        0.00%       0.23%          1.23%           N/A             N/A

------------------------------------------------------------------------------------------------------------------------------


(6) Actual Total Annual Portfolio Operating Expenses were lower because a portion of the brokerage commissions that the Fidelity VIP Asset Manager(SM) Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, and Fidelity VIP Growth Portfolio paid was used to reduce the portfolios' expenses. In addition, through arrangements with the portfolios' custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the portfolios' custodian expenses. After taking into account these voluntary offsets, Total Annual Portfolio Operating Expenses for the Fidelity VIP Asset Manager(SM) Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, and Fidelity VIP Growth Portfolio were 0.61%, 0.64%, 0.56% and 0.61%, respectively, during 2002. These offsets may be discontinued at any time.

(7) The manager for the Fidelity VIP Asset Manager(SM) Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Index 500 Portfolio, and Fidelity VIP Investment Grade Portfolio has voluntarily agreed to reimburse shares of the portfolios to the extent that Total Annual Portfolio Operating Expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 1.25%, 1.00%, 1.50%, 1.50%, 0.28%, and 0.80%, respectively. This arrangement can be discontinued at any time.

(8) Through arrangements with the Fidelity VIP Investment Grade Bond
Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the portfolio's custodian expenses. After taking into account these voluntary offsets, the Total Annual Portfolio Operating Expenses for the Fidelity VIP Investment Grade Bond Portfolio were 0.53% during 2002. These offsets may be discontinued at any time.

(9) The adviser for the OpCap Managed Portfolio and the OpCap Small Cap Portfolio has contractually agreed to reduce Total Annual Portfolio Operating Expenses to the extent that they would exceed 1.00% (net of any expense offset) of the average daily net assets. This arrangement will continue until at least 2013.

(10) Management fees include the ordinary, recurring operating expenses of the
T. Rowe Price Limited Term Bond Portfolio and the T. Rowe Price International Stock Portfolio, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the independent directors of the T. Rowe Price Fixed Income Series, Inc. and the T. Rowe Price International Series, Inc.

(11) The adviser for the Van Eck Worldwide Hard Assets Fund has voluntarily agreed to reduce or limit Other Expenses for the Portfolios. After taking into account these voluntary arrangements, Total Annual Portfolio Operating Expenses for the Van Eck Worldwide Insurance Trust Hard Assets Fund during 2002 were 1.20%.

EXAMPLES OF MAXIMUM CHARGES

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including contract owner transaction expenses, the contract fee, separate account charges, and maximum Annual Portfolio Operating Expenses.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year.

--------------------------------------------------------------------------------
    (1) If you fully withdraw from the Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period, your maximum charges would be:

               --------------------------------------------------
                  1 YEAR     3 YEARS      5 YEARS     10 YEARS
               --------------------------------------------------
                   $968      $1,501       $2,105       $2,983

    (2) If you do not fully withdraw from your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period, your maximum charges would be:

               --------------------------------------------------
                  1 YEAR     3 YEARS      5 YEARS     10 YEARS
               --------------------------------------------------
                   $268        $823       $1,405       $2,983

--------------------------------------------------------------------------------

These Examples do not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). Different fees and expenses not reflected in the Examples may be assessed if you annuitize under a variable annuity payout option.

PLEASE REMEMBER THAT THE EXAMPLES ARE AN ILLUSTRATION AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE MORE OR LESS THAN THE 5% ASSUMED IN THE EXAMPLES.

The Examples also reflect the contract fee of $30 as an annual charge of .02% that is determined by dividing the total Contract Fee charges collected during 2002 by total average net assets attributable to the Contract during 2002.

CONDENSED FINANCIAL INFORMATION

Condensed financial information for the variable accounts is included at the end of this prospectus.

--------------------------------------------------------------------------------
ABOUT ILICO AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

INDIANAPOLIS LIFE INSURANCE COMPANY

ILICO, the depositor of the separate account, was incorporated in 1905 as a mutual life insurance company under the laws of the State of Indiana. ILICO continued to operate as a mutual life insurance company until it was demutualized effective May 18, 2001.

ILICO's demutualization was the first of a series of related transactions in which ILICO converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned indirect subsidiary of AmerUs Group Co. ("AmerUs"), a publicly-traded company organized under the laws of the State of Iowa. As a part of that series of transactions, the policyowners of ILICO exchanged their membership interests in ILICO for shares of common stock of AmerUs, cash and policy credits.

ILICO's primary business is the marketing, underwriting and issuance of individual policies of life insurance and the subsequent servicing of those policies. ILICO markets those policies through independent agents and is licensed to do business in the District of Columbia and all states except New Hampshire and New York.

AmerUs is the ultimate holding company of ILICO and had consolidated assets of $20.3 billion as of December 31, 2002.

IL Annuity and Insurance Company, the former depositor of the separate account, merged with and into its parent company, ILICO, pursuant to the state laws of Indiana and Kansas on June 30, 2003.

ILICO is obligated to pay all benefits under the Contract.

ILICO SEPARATE ACCOUNT 1

We established IL Annuity and Insurance Co. Separate Account 1 as a separate account under Massachusetts's insurance law on November 1, 1994. When IL Annuity and Insurance Company redomesticated to Kansas on December 29, 2000, the separate account became subject to the laws of the State of Kansas. On June 30, 2003, in connection with the merger of IL Annuity and Insurance Company with and into ILICO, IL Annuity and Insurance Co. Separate Account 1 changed its name to ILICO Separate Account 1 and is now subject to the laws of the State of Indiana.

The separate account will receive and invest net premium payments made under the Contracts and under other variable annuity contracts issued by ILICO.

Although the assets in the separate account are our property, the portion of the assets in the separate account equal to the reserves and other contract liabilities of the separate account are not chargeable with the liabilities arising out of any other business that we may conduct and that has no specific relation to or dependence upon the separate account. The assets of the separate account are available to cover our general liabilities only to the extent that the separate account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the separate account. We have the right to transfer to the general account any assets of the separate account that are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are our general corporate obligations. Income, gains and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains or losses of any other separate account or of the Company.

The separate account is divided into variable accounts. Each variable account invests exclusively in shares of a single corresponding portfolio. The income, gains and losses, whether or not realized, from the assets allocated to each variable account are credited to or charged against that variable account without regard to income, gains or losses from any other variable account.

The separate account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the separate account, the funds or of us by the SEC.


--------------------------------------------------------------------------------
THE PORTFOLIOS
--------------------------------------------------------------------------------

Each variable account of the separate account invests exclusively in shares of a designated portfolio of a Fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Each Fund currently available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company.

The assets of each portfolio of each Fund are separate from the assets of that Fund's other portfolios, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of portfolio investments. These investments must be consistent with the investment objective, policies, and restrictions of that portfolio.

In addition, the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of other such portfolios. We make no assurance, and no representation, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

An investment in a variable account, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due to insurance charges, the yields of the Money Market variable account may also become extremely low and possibly negative.

We cannot guarantee that each portfolio will always be available for this Contract. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objective of each portfolio is summarized below. WE GIVE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES. You can find more detailed information, including a description of risks, fees and expenses of each portfolio in the prospectuses for the Funds, which accompany this prospectus.

CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. YOU SHOULD CAREFULLY READ THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE YOU INVEST.


PORTFOLIO                                         INVESTMENT OBJECTIVE/INVESTMENT ADVISER
---------                                         ---------------------------------------

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO        seeks long-term capital appreciation.  The investment adviser is Fred Alger
(CLASS O SHARES)                                  Management, Inc.

THE ALGER AMERICAN SMALL CAPITALIZATION           seeks long-term capital appreciation.  The investment adviser is Fred Alger
PORTFOLIO (CLASS O SHARES)                        Management, Inc.

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO          seeks to obtain high total return with reduced risk over the long term by
(INITIAL CLASS)                                   allocating its assets among stocks, bonds, and short-term instruments. The investment adviser is Fidelity Management & Research Company.  The sub-advisers are Fidelity Investments Money Management, Inc., Fidelity
                                                  Investment Management and Research (U.K.) Inc. and Fidelity Management and
                                                  Research (Far East) Inc.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO              seeks long-term capital appreciation. The investment adviser is Fidelity
(INITIAL CLASS)                                   Management & Research Company.  The sub-advisers are Fidelity Investment
                                                  Management and Research (U.K.) Inc., Fidelity Management and Research (Far
                                                  East) Inc., Fidelity Investments Japan Limited, and FMR Co., Inc.

FIDELITY VIP EQUITY-INCOME PORTFOLIO              seeks reasonable income and will also consider the potential for capital
(INITIAL CLASS)                                   appreciation. The investment adviser is Fidelity Management & Research
                                                  Company. The sub-adviser is FMR Co., Inc.

FIDELITY VIP GROWTH PORTFOLIO (INITIAL            seeks to achieve capital appreciation. The investment adviser is Fidelity
CLASS)                                            Management & Research Company.  The sub-adviser is FMR Co., Inc.


PORTFOLIO                                         INVESTMENT OBJECTIVE/INVESTMENT ADVISER
---------                                         ---------------------------------------
FIDELITY  VIP INDEX 500 PORTFOLIO (INITIAL        seeks investment results that correspond to the total return
CLASS)                                            of common stocks publicly  traded in the United States,
                                                  as represented by the Standard & Poor's 500(SM) Index. The investment adviser is Fidelity Management & Research Company.
                                                  The sub-adviser is Bankers Trust Company.


FIDELITY VIP INVESTMENT GRADE BOND                seeks as high a level of current income as is consistent with the
PORTFOLIO (INITIAL CLASS)                         preservation of capital. The investment adviser is Fidelity Management &
                                                  Research Company.  The sub-adviser is Fidelity Investments Money
                                                  Management, Inc.

FIDELITY VIP MONEY MARKET PORTFOLIO               seeks as high a level of current income as is consistent with preservation
(INITIAL CLASS)                                   of capital and liquidity. The investment adviser is Fidelity Management &
                                                  Research Company.  The sub-adviser is Fidelity Investments Money
                                                  Management, Inc.

OPCAP MANAGED PORTFOLIO                           seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments. The investment advisor is OpCap
                                                  Advisors.

OPCAP SMALL CAP PORTFOLIO                         seeks capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalization under $2 billion at time of purchase. The investment adviser is OpCap Advisors.

T. ROWE PRICE LIMITED-TERM BOND                   seeks a high level of income consistent with moderate fluctuation in
PORTFOLIO                                         principal value. The investment adviser is T. Rowe Price Associates, Inc.

T. ROWE PRICE INTERNATIONAL STOCK                 seeks long-term growth of capital through investments primarily in the
PORTFOLIO                                         common stocks of established, non-U.S. companies. The investment adviser is T. Rowe Price International, Inc.

VAN ECK WORLDWIDE HARD ASSETS FUND                seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration. The investment adviser is Van Eck Associates Corporation.

------------------------------------------------------------------------------------------------------------------------------

AVAILABILITY OF THE FUNDS

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to compliance with applicable laws and regulations, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums or contract value by existing owners or new Contract owners at any time, or substitute portfolio shares that are held by any variable account for shares of a different portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. The Funds, which sell their shares to the variable accounts pursuant to participation agreements, also may discontinue offering their shares to the variable accounts.

We also reserve the right in our sole discretion to establish additional variable accounts or eliminate or combine one or more variable accounts, if marketing needs, tax considerations or investment conditions warrant. We will determine if new or substituted variable accounts will be available to existing contract owners. Subject to obtaining any approvals or consents required by law, we may transfer the assets of one or more variable accounts to any other variable account if, in our sole discretion, marketing, tax, or investment conditions warrant. For additional information regarding substitutions of investments and resolving conflicts among Funds, call the Service Center for a free copy of the SAI.

-------------------------------------------------------------------------------
THE PAY-IN PERIOD
-------------------------------------------------------------------------------

The pay-in period begins when your first premium payment is made and continues until you begin to receive annuity payments on the Annuity Start Date. The pay-in period will also end if you fully withdraw all of your contract value before the Annuity Start Date.

PURCHASING A CONTRACT

Notwithstanding anything to the contrary in this prospectus, the Contract is no longer offered for sale. However, ILICO continues to accept new premiums on, and process transfers for, existing Contracts.

You generally may purchase a Contract with a premium payment of $1,000 (less for some Qualified Contracts). The maximum first premium payment you may make is $250,000.

To purchase a Contract, you must submit an application to us either through one of our licensed representatives who is also a registered representative of IL Securities, Inc., or of a broker-dealer having a selling agreement with IL Securities, Inc. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the tax code. We will not issue you a Contract if you are older than age 85 on the date of issue.

PREMIUM PAYMENTS

Premium payments generally must be at least $1,000 ($50 for IRAs). You may make premium payments at any time until the earliest of: (a) the Annuity Start Date;
(b) the date you fully withdraw all contract value; or (c) the date you reach age 85 (age 70 1/2 for traditional IRAs), although we may grant exceptions.

In any one contract year, we will not accept premium payments that total more than two times your first premium payment. We will not accept total premium payments in excess of $250,000. However, we reserve the right to waive these limitations.

Under the Automatic Premium Payment Plan, you may select a monthly payment schedule under which we will automatically deduct premium payments from a bank or credit union account or other source. The minimum amount of such payment is $1,000 per month.

CANCELLATION -- THE FREE-LOOK PERIOD

You have the right to cancel the Contract for any reason within 10 days after you receive it (or within 20 days of receipt if the Contract is replacing another annuity contract or insurance policy). In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must send a written or faxed request for cancellation and the returned Contract to the Service Center before the end of the free-look period. You may fax your request and Contract to 1-800-334-2023.

The amount that we will refund to you will vary according to state requirements. In most states, we will refund to you an amount equal to the sum of:

o the difference between the premium payments you paid and the amounts you allocated to the variable accounts and the fixed account under the Contract; and
o the contract value as of the date we receive the Contract and the written or faxed request for cancellation at the Service Center.

You bear the investment risk for net premium payments allocated to the variable accounts during the free-look period.

A few states require us to return premium payments upon cancellation. If state law requires that premium payments be returned, we will refund to you the greater of:

o   the premium payments you paid under the Contract; and
o the contract value (without the deduction of a withdrawal charge) on the date we receive your Contract and your written or faxed request for cancellation at our Service Center, plus any premium taxes we deducted.

In those states where we must return premium payments, we will place the money you allocated to a variable account into the Money Market variable account for a 15-day period following the date of issue. At the end of that period, we will direct the amount in the Money Market variable account to the variable accounts you selected on your application based on the allocation percentages you specified.

We will pay you a refund within 7 days after we receive your written or faxed request and the Contract at the Service Center.

Once we issue your refund, your Contract will be void and cannot be reinstated.

TAX-FREE "SECTION 1035" EXCHANGES

You can generally exchange one annuity contract for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender or withdrawal charge. If the exchange does not qualify for Section 1035 tax treatment, you may have to pay federal income tax, including a possible penalty tax, on your old contract. There will be a new withdrawal charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

DESIGNATING YOUR INVESTMENT OPTIONS

When you fill out your application, you will give us instructions on how to allocate your first net premium payment among the fourteen variable accounts and the fixed account. The amount you direct to a particular variable account and/or to the fixed account must equal at least 1% of the premium payment.

Once we receive your premium payment and your completed application at the Service Center, we will issue your Contract and direct your first net premium payment within two (2) business days to the variable accounts and/or the fixed account in accordance with your instructions, subject to the limitations set forth above under "Cancellation -- The Free Look Period."

If you did not give us all the information we need, we will contact you. If we cannot complete the application within five (5) business days, we will either send back your money immediately or obtain your permission to keep your money until we receive all the necessary information. Once the application is complete, we will direct your first net premium payment to the variable accounts and/or the fixed account according to your instructions within two business days, subject to the free look provisions.

We will credit any additional net premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our Service Center. Our business day closes when the New York Stock Exchange closes, usually at 4 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them the next business day. We will direct your net premium payment to the variable accounts and/or the fixed account according to your instructions in effect at the time we receive it. However, you may direct individual premium payments to a specific variable account and/or to the fixed account without changing your instructions. You may change your instructions directing your investments at any time by sending us a written or faxed request or by telephone authorization. Changing your instructions will not change the way existing contract value is apportioned among the variable accounts or the fixed account.

THE CONTRACT VALUE YOU DIRECT TO A VARIABLE ACCOUNT WILL VARY WITH THE INVESTMENT EXPERIENCE OF THAT VARIABLE ACCOUNT. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE VARIABLE ACCOUNTS. YOU SHOULD PERIODICALLY REVIEW YOUR PREMIUM PAYMENT ALLOCATION INSTRUCTIONS IN LIGHT OF MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES.

CHOOSING THE OWNERS, ANNUITANTS AND BENEFICIARIES

You are the annuitant, unless you state otherwise in the application. In certain cases, you may choose joint annuitants. Unless we permit otherwise, you may not change the annuitant(s) you name in the application without first transferring ownership of the Contract.

Naming different persons as owner and annuitant can affect the amount of the death benefit, whether an annuity payment is due, the amount of the annuity payment, and the recipient of the annuity payment. Use care when naming owners, annuitants and beneficiaries. If you have any questions concerning the criteria you should use when choosing the owners, annuitants and beneficiaries, consult your registered representative or the Service Center for further information.

--------------------------------------------------------------------------------
YOUR CONTRACT VALUE
--------------------------------------------------------------------------------

SEPARATE ACCOUNT VALUE

Your separate account value will reflect the investment experience of variable accounts you select, any net premium payments paid, any full or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. We do not guarantee a minimum separate account value. A Contract's separate account value depends upon a number of variables, therefore it cannot be predetermined.

CALCULATING SEPARATE ACCOUNT VALUE

Your separate account value is determined at the end of each business day. The value will be the total of your Contract's value in each of the variable accounts. We determine your Contract's value in each variable account by multiplying that variable account's unit value for the relevant valuation period by the number of accumulation units of that variable account allocated to the Contract.

NUMBER OF ACCUMULATION UNITS

At the end of each business day, any amounts you allocate or transfer to the variable accounts will be converted into variable account accumulation units. We determine the number of accumulation units to be credited to your Contract by dividing the dollar amount being allocated or transferred to a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was allocated or transferred. The number of accumulation units in any variable account will be increased at the end of the business day by any net premium payments allocated to the variable account during the current business day and by any amounts transferred to the variable account from another variable account or from the fixed account during the current business day.

Any amounts transferred, withdrawn or deducted from a variable account will be processed by redeeming accumulation units. The number of accumulation units to be redeemed is determined by dividing the dollar amount being removed from a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was removed. The number of accumulation units in any variable account will be decreased at the end of the business day by:

o any amounts transferred (including any applicable transfer fee) from that variable account to another variable account or to the fixed account;
o   any amounts withdrawn;
o any withdrawal charge or premium tax assessed upon a partial or full withdrawal; and
o   the quarterly contract fees if assessed on that business day.

ACCUMULATION UNIT VALUE

The accumulation unit value for each variable account's first business day was set at $10. The accumulation unit value for a variable account is calculated for each subsequent business day by multiplying the accumulation unit value at the end of the immediately preceding business day by the Net Investment Factor for the business day for which the value is being determined. The Net Investment Factor reflects the separate account charges for the Contract that are assessed on a daily basis against the assets in each variable account.

You may obtain the formula for computing the Net Investment Factor by calling the Service Center for a free copy of the SAI.

-------------------------------------------------------------------------------
TRANSFERS BETWEEN INVESTMENT OPTIONS

-------------------------------------------------------------------------------

GENERAL

Before the Annuity Start Date and subject to the restrictions described below, you may transfer all or part of your contract value in a variable account or the fixed account to another variable account or the fixed account.

If you transfer money out of an Eligible Variable Account, you will reduce the value of the Eligible Premium Payments on which the Maturity Benefit is based. (See "Maturity Benefit.") IT IS IMPORTANT THAT YOU READ THE SECTION ON "THE MATURITY BENEFIT" BEFORE YOU MAKE A TRANSFER.

Transfers to the fixed account must be at least $1,000. Before the Annuity Start Date, you may transfer up to 20% of the fixed account value (as determined at the beginning of the contract year) from the fixed account to one or more of the variable accounts in any contract year. We measure a contract year from the anniversary of the day we issued your Contract. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

We will make transfers as of the business day on which we receive your written or faxed request or telephone authorization to transfer, provided we receive it at our Service Center before the close of our business day, usually 4:00 p.m. Eastern Time. The transfer will be processed based on the accumulation unit value determined at the end of the business day on which we receive your completed order. If we receive your request after the close of our business day, we will make the transfers as of the next business day. There currently is no limit on the number of transfers that you can make prior to the Annuity Start Date among or between variable accounts or to the fixed account.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, we reserve the right not to honor transfers requested by a third party holding a power of attorney from you where that third party requests simultaneous transfers on your behalf of two or more Contracts.

EXCESSIVE TRADING LIMITS

Some contract owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market-timing firms will submit transfer requests on behalf of multiple contract owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with our ability or the ability of the underlying mutual funds to process transactions. This can potentially disadvantage contract owners not using market-timing firms. To avoid this, we may modify transfer rights of contract owners who use market-timing firms (or other third parties) to transfer funds on their behalf.

We reserve the right to limit transfers in any contract year, or to refuse any of your transfer requests if:

o we believe, in our sole discretion, that excessive trading by you, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any variable account or the share prices of any portfolio or would be detrimental to other Owners; or
o we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

TRANSFER FEE

We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per contract year from and among the variable accounts. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge. See "Fees and Charges."

-------------------------------------------------------------------------------
CONTRACT OWNER SERVICES
-------------------------------------------------------------------------------

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from one or more variable accounts or the fixed account to any other variable accounts. The fixed dollar amount will purchase more accumulation units of a variable account when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The DCA method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

You may elect to participate in the DCA program when you complete your application, or at any other time before the Annuity Start Date, by sending us a written request. To use the DCA program, you must transfer at least $100 to each variable account. Once you elect the program, it remains in effect for the life of the Contract until the value of the variable account from which transfers are being made is depleted, and/or the value of the fixed account is expended, or until you cancel the program by written request or by telephone request if we have your telephone authorization on file. There is no additional charge for DCA, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the DCA program at any time and for any reason.

DCA from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Maturity Benefit is based.

INTEREST SWEEP

Before the Annuity Start Date, you may elect to have any interest credited to the fixed account automatically transferred on a quarterly basis to one or more variable accounts. There is no charge for interest sweep transfers and an interest sweep transfer is not considered a transfer for purposes of assessing a transfer charge. Amounts transferred out of the fixed account due to an interest sweep transfer are counted toward the 20% of fixed account value that may be transferred out of the fixed account during any contract year. We reserve the right to discontinue offering the Interest Sweep program at any time and for any reason.

AUTOMATIC ACCOUNT BALANCING

Once your money has been allocated among the variable accounts, the performance of each variable account may cause your allocation to shift. You may instruct us to automatically rebalance your variable account values (on a monthly or quarterly basis) to return to the percentages specified in your allocation instructions. You may elect to participate in the Automatic Account Balancing program when you complete your application or at any other time before the Annuity Start Date by sending us a written request. Your percentage allocations must be in whole percentages and be at least 1% per allocation. You may start and stop Automatic Account Balancing at any time by sending us a written request or by telephone request, if we have your telephone authorization on file. There is no additional charge for using Automatic Account Balancing, and an Automatic Account Balancing transfer is not considered a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering the Automatic Account Balancing program at any time and for any reason.

Automatic Account Balancing from an Eligible Variable Account will reduce the value of the Eligible Premium Payments on which the Maturity Benefit is based.

-------------------------------------------------------------------------------
ACCESS TO YOUR MONEY
-------------------------------------------------------------------------------

Contract owners may withdraw some or all of their contract value before the earlier of the Annuity Start Date or the annuitant's death. We must receive a properly completed withdrawal request that contains your original signature.

If you live in a community property state, your spouse must also sign the withdrawal request.

You may have to pay federal income taxes on any money you withdraw. If you take a withdrawal before age 59 1/2, a federal penalty tax may apply. Access to amounts in Qualified Contracts may be restricted or prohibited.

We will pay any amounts withdrawn from the variable accounts within 7 days. However, we may suspend or postpone payment under the conditions specified below. See "Payments."

FULL WITHDRAWALS

At any time before the Annuity Start Date, you may withdraw fully from the Contract for its surrender value.

When you request a full withdrawal, your Contract must accompany your written request. We will not accept faxed requests for full withdrawals.

The surrender value is equal to:

o   the contract value; MINUS
o   any applicable withdrawal charges; MINUS
o   any premium taxes not previously deducted; and MINUS
o   the quarterly contract fee unless waived.

For Qualified Contracts, any outstanding loan balance is also deducted.

The value you receive upon full withdrawal may be more or less than the total of all premium payments made to the Contract.

The surrender value will be determined as of the business day on which we receive your written request for a full withdrawal, plus your Contract, at our Service Center provided we receive them before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive them after the close of our business day, we will determine the surrender value as of the next business day. The surrender value will be paid in a lump sum unless you request payment under a payout plan. A full withdrawal may have adverse federal income tax consequences, including a penalty tax. See "Federal Tax Matters."

PARTIAL WITHDRAWALS

At any time before the Annuity Start Date, you may send a written request to us to withdraw part of your contract value. You must withdraw at least $250.

We will accept faxed requests for partial withdrawals of $50,000 or less, provided the requests are received at 1-800-334-2023, and the withdrawal proceeds are being sent to the address of record.

We will withdraw the amount you request from the contract value as of the business day on which we receive your written request for the partial withdrawal at our Service Center, provided we receive it before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive your request after the close of our business day, we will make the withdrawal as of the next business day. We will then reduce the amount remaining in the Contract by any applicable withdrawal charge. Your contract value after a partial withdrawal must be at least $1,000. If your contract value after a partial withdrawal is less than $1,000, we reserve the right to pay you the surrender value in a lump sum.

You may specify how much you wish to withdraw from each variable account and/or the fixed account. If you do not specify, or if you do not have sufficient assets in the variable accounts or fixed account you specified to comply with your request, we will make the partial withdrawal on a pro rata basis from the fixed account and those variable accounts in which you are invested. We will base the pro rata reduction on the ratio that the value in each variable account and the fixed account has to the entire contract value before the partial withdrawal.

If you withdraw money from an Eligible Variable Account, you will reduce the value of the Eligible

Premium Payments on which your Maturity Benefit is based. IT IS IMPORTANT THAT YOU READ THE SECTION ON "THE MATURITY BENEFIT" BEFORE YOU MAKE A WITHDRAWAL.

For purposes of calculating the Maturity Benefit, withdrawals from the variable accounts and the fixed account will be accounted for on a last-in, first-out ("LIFO") basis. For purposes of calculating the withdrawal charge, all withdrawals will be deemed to be first from premium payments, then from earnings. (See "Withdrawal Charge.")

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. SEE "FEDERAL TAX MATTERS."

SYSTEMATIC WITHDRAWAL

The Systematic Withdrawal program provides an automatic monthly or quarterly payment to you from the amounts you have accumulated in the variable accounts and/or the fixed account. The minimum amount you may withdraw is $100. The maximum amount that may be transferred and withdrawn out of the fixed account in any contract year under all circumstances (transfers, systematic withdrawals and partial withdrawals) is 20% of the fixed account value as determined at the beginning of the contract year. To use the program, you must maintain a $1,000 balance in your Contract. You may elect to participate in the Systematic Withdrawal program at any time before the Annuity Start Date by sending a written request to our Service Center. Once you elect the program, it remains in effect unless the balance in your Contract drops below $1,000. You may cancel the program at any time by sending us a written request or by calling us by telephone if we have your telephone authorization on file.

We will assess a withdrawal charge on these withdrawals, unless the amount you withdraw under the Systematic Withdrawal program qualifies as a free withdrawal amount or unless withdrawal charges no longer apply to the amounts withdrawn. Withdrawals under the Systematic Withdrawal program are permitted a free withdrawal amount during the first contract year. You should check with the Service Center each month before a systematic withdrawal is taken to learn whether withdrawal charges would apply. We do not deduct any other charges for this program.

All systematic withdrawals will be paid to you on the same day each month, provided that day is a business day. If it is not, then payment will be made on the next business day. You can only elect to receive payments on the 1st through the 28th of the month. Systematic withdrawals may be taxable, subject to withholding, and subject to a 10% penalty tax. We reserve the right to discontinue offering the Systematic Withdrawal program at any time and for any reason.

Systematic withdrawals from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Maturity Benefit is based.

FULL AND PARTIAL WITHDRAWAL RESTRICTIONS

Your right to make full and partial withdrawals is subject to any restrictions imposed by any applicable law or employee benefit plan.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS

There are certain restrictions on full and partial withdrawals from Contracts used as funding vehicles for the tax code section 403(b) retirement programs.
Section 403(b)(11) of the tax code restricts the distribution under section 403(b) annuity contracts of elective contributions made in years beginning after December 31, 1988; earnings on those contributions; and earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

-------------------------------------------------------------------------------
CONTRACT LOANS
-------------------------------------------------------------------------------

If your Contract is issued to you in connection with retirement programs meeting the requirements of section 403(b) of the tax code other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974, you may borrow from us using your Contract as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the tax code. You should therefore consult your tax and retirement plan advisers before taking a contract loan.

At any time prior to the year you reach age 70 1/2, you may borrow the lesser of:

o   the maximum loan amount permitted under the tax code; or
o 90% of the surrender value of your Contract less any existing loan amount, determined as of the date of the loan.

Loans that exceed the maximum amount permitted under the tax code will be treated as a taxable distribution rather than a loan. The minimum loan amount is $1,000. We will only make contract loans after approving your written application. You must obtain the written consent of all assignees and irrevocable beneficiaries before we will give a loan.

When a loan is made, we will transfer an amount equal to the amount borrowed from separate account value or fixed account value to the loan account. The loan account is part of our general account and contract value in the loan account does not participate in the investment experience of any variable account or fixed account. You must indicate in the loan application from which variable accounts or fixed account, and in what amounts, contract value is to be transferred to the loan account. In the absence of any such instructions from you, the transfer(s) are made prorata on a last-in, first-out ("LIFO") basis from all variable accounts having separate account value and from the fixed account. You may repay the loans at any time before the Annuity Start Date. Upon the repayment of any portion of a loan, we will transfer an amount equal to the repayment from the loan account to the variable account(s) or fixed account as designated by you or according to your current premium payment allocation instructions.

We charge interest on contract loans at an effective annual rate of 6.0%. We pay interest on the contract value in the loan account at rates we determine from time to time but never less than an effective annual rate of 3.0%. Consequently, the net cost of a loan is the difference between 6.0% and the rate being paid from time to time on the contract value in the loan account. We may declare from time to time higher current interest rates. Different current interest rates may be applied to the loan account than the rest of the fixed account. If not repaid, loans will automatically reduce the amount of any death benefit, the amount payable upon a partial or full withdrawal of contract value and the amount applied on the Annuity Start Date to provide annuity payments.

In addition, in order to comply with the requirements of the tax code, loans must be repaid in substantially equal installments, at least quarterly, over a period of no longer than five years (which can be longer for certain home loans). If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax. Additionally, the treatment of the Contract under section 403(b) of the tax code may be adversely affected.

Any loan amount outstanding at the time of your death or the death of the annuitant is deducted from any death benefit paid. In addition, a contract loan, whether or not repaid, will have a permanent effect on the contract value because the investment experience of the separate account and the interest rates applicable to the fixed account do not apply to the portion of contract value transferred to the loan account. The longer the loan remains outstanding, the greater this effect is likely to be.

DEFAULT OF CONTRACT

If at any time, the loan amount of a Contract exceeds the surrender value, the Contract will be in default. In this event, we will send you a written notice of default stating the amount of loan repayment needed to reinstate the Contract, and you will have 60 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 60 days, we will terminate the Contract without value.

-------------------------------------------------------------------------------
DEATH BENEFITS
-------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE ANNUITY START DATE

If the annuitant dies before the Annuity Start Date, the death benefit is an amount equal to the greater of:

o the sum of all premium payments made under the Contract, LESS partial withdrawals as of the date we receive due proof of the deceased's death and payment instructions; or
o contract value as of the date we receive due proof of the deceased's death and payment instructions.

In determining the death benefit, we will also subtract any applicable premium taxes not previously deducted. If the Contract is a Qualified Contract, we will also deduct any outstanding loan amount on the date the death benefit is paid from the death benefit.

DISTRIBUTION UPON THE OWNER'S DEATH

If the Contract is owned by joint owners and one owner dies prior to the Annuity Start Date, the surviving owner becomes the sole owner. If the Contract is owned by one person and a contingent owner is named, the contingent owner will become the owner if the sole owner dies. If there is no surviving owner, your estate will become the surviving owner. If you or the joint owner who is the annuitant dies before the Annuity Start Date, then the provisions relating to the death of an annuitant (described below) will govern.

If you are not the annuitant and you die before the annuitant and before the Annuity Start Date, then the following options are available to your surviving owner:

1. the surviving owner may elect to receive the contract value, less any premium taxes not yet deducted, in a single sum within 5 years of the deceased owner's death; or

2. such surviving owner may elect to receive the contract value paid out under one of the approved payout plans, provided that distributions begin within one year of the deceased owner's death and the distribution period under the payout plan is for the life of, or for a period not exceeding the life expectancy of, the surviving owner.

If the surviving owner does not elect one of the above plans, we will pay the contract value, LESS any premium taxes not yet deducted, within five years from the date of the deceased owner's death.

However, if the surviving owner is the spouse of the deceased owner, the spouse may elect to continue the Contract as the new owner.

Under any of the distribution plans in this section, the surviving owner may exercise all ownership rights and privileges from the date of the deceased owner's death until the date that the contract value is paid. Similar rules apply to Qualified Contracts. The above distribution requirements will apply only upon the death of the first joint owner.

DISTRIBUTION UPON THE DEATH OF THE ANNUITANT

If the annuitant (including an owner who is the annuitant) dies before the Annuity Start Date, we will pay the death benefit, described above in "Death Benefits Before the Annuity Start Date", in a lump sum to your named beneficiaries within five years after the date of the annuitant's death. If you have named two or more primary beneficiaries, they will share equally in the death benefit unless you have specified otherwise. If there are no living primary beneficiaries at the time of the annuitant's death, payments will be made to those contingent beneficiaries who are living when payment of the death benefit is due. If all the beneficiaries have predeceased the annuitant, we will pay the death benefit to you, if living, or the annuitant's estate. In lieu of a lump sum payment, the beneficiary may elect, within 60 days of the date we receive due proof of the annuitant's death, to apply the death benefit to a payout plan.

If you are also the annuitant and you die, the provisions described immediately above apply, except that the beneficiary may only apply the death benefit payment to a payout plan if:

o payments under the option begin within one (1) year of the annuitant's death; and
o payments under the option are payable over the beneficiary's life or over a period not greater than the beneficiary's life expectancy.

DEATH OF PAYEE ON OR AFTER THE ANNUITY START DATE

If the payee dies on or after the Annuity Start Date, any joint payee becomes the sole payee. If there is no joint payee, the successor payee becomes the sole payee. If there is no successor payee, the remaining benefits are paid to the estate of the last surviving payee. The death of the payee on or after the Annuity Start Date will have the effect stated in the payout plan pursuant to which annuity payments are being made. If any Owner dies on or after the Annuity Start Date, any payments that remain must be made at least as rapidly as under the payout plan in effect on the date of the owner's death.

-------------------------------------------------------------------------------
THE MATURITY BENEFIT
-------------------------------------------------------------------------------

THE MATURITY BENEFIT FEATURE IS NOT AVAILABLE IF YOU PURCHASED THE CONTRACT AFTER DECEMBER 31, 2001.

The Maturity Benefit guarantees a minimum value in the variable accounts on the later of the annuitant's 70th birthday, or the Contract's tenth anniversary, provided certain conditions are met. If the Contract is in the accumulation phase on the Maturity Benefit Date, we will calculate the Maturity Benefit for each Eligible Variable Account in which you have value. The Maturity Benefit will be credited to the contract value of an Eligible Variable Account only if the value of the Eligible Variable Account on the Maturity Benefit Date is less than:

o the sum of the Eligible Premium Payments for such Eligible Variable Account; MINUS
o a percentage of all prior withdrawals and transfers from the Eligible Variable Account.

Eligible Premium Payments are any premium payments that are allocated to a particular Eligible Variable Account at the time of payment, provided the payment was made at least ten (10) years prior to the Maturity Benefit Date.

We do not assess a charge for the Maturity Benefit.

The Maturity Benefit to be credited to each Eligible Variable Account on the Maturity Benefit Date is equal to:

o the sum of the Eligible Premium Payments for that particular Eligible Variable Account; MINUS
o a percentage of all prior withdrawals and transfers from that Eligible Variable Account; MINUS
o   the value of that Eligible Variable Account on the Maturity Benefit Date.

The Maturity Benefit Date is the later of the annuitant's age 70 or 10 years after the date of issue. If the Contract is owned by joint owners who are spouses at the time one joint owner dies, the Maturity Benefit Date will become the date the surviving spouse attains age 70. If the Contract is owned by joint owners who are not spouses and one of the joint owners dies before the Maturity Benefit Date, the Maturity Benefit is not available to the sole surviving owner. Currently, all variable accounts are Eligible Variable Accounts. The Van Eck Worldwide Hard Assets variable account became an Eligible Variable Account on March 5, 1998. Only new allocations made to the Van Eck Worldwide Hard Assets variable account on or after March 5, 1998 will be treated as Eligible Premium Payments for purposes of calculating the Maturity Benefit on the Maturity Benefit Date, provided the new allocations have been held in that variable account for ten (10) years.

The Maturity Benefit will not be credited to contract value if you choose an Annuity Start Date that is earlier than the Maturity Benefit Date.

A TRANSFER OR A PARTIAL WITHDRAWAL OF PREMIUM PAYMENTS OUT OF AN ELIGIBLE VARIABLE ACCOUNT WILL REDUCE THE AMOUNT OF ELIGIBLE PREMIUM PAYMENTS HELD IN THE ELIGIBLE VARIABLE ACCOUNT IN THE SAME PROPORTION AS THE TRANSFER OR WITHDRAWAL REDUCED THE VALUE OF THE ELIGIBLE VARIABLE ACCOUNT. EXAMPLES #3, #4 AND #6 BELOW ILLUSTRATE HOW THIS FEATURE OF THE MATURITY BENEFIT WORKS.

For purposes of calculating the value of an Eligible Variable Account, we deem all transfers and withdrawals to be first a withdrawal of premium payments, then of earnings. Transfers out of an Eligible Variable Account include transfers resulting from Dollar-Cost Averaging or Automatic Account Balancing. Withdrawals out of an Eligible Variable Account include withdrawals resulting from the systematic withdrawal payments.

The following examples illustrate how the Maturity Benefit works:

EXAMPLE #1:

Suppose you buy a Contract with a single premium payment of $50,000 at age 55 and immediately allocate the $50,000 to an Eligible Variable Account. You do not withdraw or transfer any amounts from the Eligible Variable Account. As of the Maturity Benefit Date (which is fifteen years later when you are age 70), the $50,000 qualifies as an Eligible Premium Payment because it was made fifteen years prior to the Maturity Benefit Date and so it meets the requirement that payment be made ten years prior to the Maturity Benefit Date.

On the Maturity Benefit Date (age 70), we will calculate the Maturity Benefit for the Eligible Variable Account. We will total the value of all Eligible Premium Payments in the Eligible Variable Account -- in this case $50,000. If the value of the Eligible Variable Account on the Maturity Benefit Date is less than $50,000, IL Annuity will automatically credit the difference to contract value.

EXAMPLE #2:

Assume the same facts as in Example #1, except that you specify an Annuity Start Date of age 65 and begin to receive payments under one of the payout options available under the Contract. At age 70 (the Maturity Benefit Date), we do not calculate the Maturity Benefit and do not credit a Maturity Benefit to contract value. By selecting an Annuity Start Date (age 65) that is earlier than the Maturity Benefit Date (age 70), you forfeited all eligibility for the Maturity Benefit.

EXAMPLE #3:

Assume the same facts as in Example #1, except that you transfer $40,000 from the Eligible Variable Account at age 69. At that time, the total value of the Eligible Variable Account is $100,000. The transfer of $40,000 reduced the value of the Eligible Variable Account by 40% ($40,000/ $100,000 = .40). No additional transfers or withdrawals are made prior to the Maturity Benefit Date. On the Maturity Benefit Date, the sum of the Eligible Premium Payments is $50,000 and is reduced by 40% to take into account the transfer at age 69 ($50,000 - .40 = $20,000), leaving $30,000 ($50,000 - $20,000 = $30,000). If on the Maturity
Benefit Date the value of the Eligible Variable Account is less than $30,000, we will automatically credit the difference to contract value.

EXAMPLE #4:

Assume the same facts as in Example #1, except that at age 65 you deposit (or transfer) an additional $50,000 premium payment into the Eligible Variable Account. At age 69, when the value of the Eligible Variable Account is $150,000, you withdraw $40,000. The withdrawal reduced the value of the Eligible Variable Account by 26.667% ($40,000/$150,000 = .26667). No additional transfers or withdrawals are made before the Maturity Benefit Date. On the Maturity Benefit Date, the sum of Eligible Premium Payments is $50,000. (The second premium payment of $50,000 does not qualify as an Eligible Premium Payment because it was made only five years prior to the Maturity Benefit Date and does not meet the requirement that payment be made ten years prior to the Maturity Benefit Date.) This sum is then reduced by 26.667% to take into account the transfer at age 69 ($50,000 - .26667 = $13,333.33), leaving $36,666.67 ($50,000 - $13,333.33 = $36,666.67). If on the
Maturity Benefit Date the value of the Eligible Variable Account is less than $36,666.67, we will automatically credit the difference to your contract value.

EXAMPLE #5:

Assume you deposit premium payments of $5,000 per year into the same Eligible Variable Account beginning at age 55 until the Maturity Benefit Date. By age 70, you had paid $75,000 in premium payments and had taken no withdrawals or transfers. The sum of the Eligible Premium Payments on the Maturity Benefit Date (age 70) is $25,000 because only the five premium payments made prior to age 60 ($5,000 - 5 = $25,000) meet the requirement that payment be made ten years prior to the Maturity Benefit Date. If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $25,000, we will automatically credit the difference to contract value.

EXAMPLE #6:

Assume the same facts as in Example #5, except that you transfer $10,000 out of the Eligible Variable Account at age 68 when the value of the Eligible Variable Account is $100,000. The transfer reduced the value of the Eligible Variable Account by 10% ($10,000/$100,000 = .10). The next year, you withdraw $9,000 when the value of the Eligible Variable Account is $90,000. The withdrawal reduced the value of the Eligible Variable Account by 10% ($9,000/$90,000 = .10). No additional transfers or withdrawals are made prior to the Maturity Benefit Date. On the Maturity Benefit Date the sum of the Eligible Premium Payments ($25,000) is reduced by 19% [$25,000 - (1-$10,000/$100,000) x (1 - $9,000/$90,000)] to
take into account both the 10% transfer at age 68 and the 10% withdrawal at age 69 ($25,000 x .19 = $4,750), leaving $20,250 ($25,000 - $4,750 = $20,250). If on the Maturity Benefit Date the value of the Eligible Variable Account is less than $20,250, we will automatically credit the difference to contract value.

EXAMPLE #7:

Spousal joint owners: If the Contract is owned by joint owners who are spouses at the time one of the joint owners dies, the surviving spouse may continue the Contract. The Maturity Benefit Date will become the date the surviving spouse attains age 70. On that date, we will calculate the Maturity Benefit for each Eligible Variable Account with value.

EXAMPLE #8:

If the Contract is owned by joint owners who are not spouses and one of the joint owners dies, the Maturity Benefit is not available to the sole surviving owner.

We will continue to pay a Maturity Benefit on premium payments allocated to an Eligible Variable Account if:

o the portfolio underlying an Eligible Variable Account changes its investment objective;
o we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the separate account; or
o shares of a portfolio underlying an Eligible Variable Account are no longer available for investment by the separate account and we are forced to redeem all shares of the portfolio held by the Eligible Variable Account.

-------------------------------------------------------------------------------
FEES AND CHARGES
-------------------------------------------------------------------------------

WITHDRAWAL CHARGE

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to us. However, we will deduct any applicable withdrawal charge if you fully or partially withdraw contract value before the Annuity Start Date. We do not assess a withdrawal charge on the death benefit or on annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.

In the event withdrawal charges are not sufficient to cover sales expenses, we bear the loss. Conversely, if the amount of such charges proves more than enough to cover such expenses, we will retain the excess. We do not currently believe that the withdrawal charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from our general assets, which may include amounts derived from the mortality and expense risk charge.

CHARGE FOR PARTIAL OR FULL WITHDRAWAL

Prior to the Annuity Start Date, you will be charged for any partial or full withdrawal of premium payments during the first nine complete contract years. The withdrawal charge is assessed as a percentage of the amount withdrawn based on the number of years between the request for withdrawal and the date of issue and is based on the rates in the table below. The withdrawal charge is separately calculated for each withdrawal of contract value within the first nine years from the Contract's date of issue. Amounts subject to the withdrawal charge will be deemed to be first from premium payments, then from earnings. No withdrawal charge applies to contract value in excess of aggregate premium payments.

                                    Charge As
                                   Percentage
         Number Of                 Of Premium
      Contract Years                Payments
      --------------                --------

          0-6                         7.0%
           7                          6.0%
           8                          4.0%
           9                          2.0%
          10                            0%

Any applicable withdrawal charge is deducted pro-rata from the remaining value in the variable accounts or fixed account from which the withdrawal is being made. If the remaining separate account value or fixed account value is insufficient, the withdrawal charge is deducted pro-rata from all variable accounts and the fixed account in which the Contract is invested.

FREE WITHDRAWAL AMOUNT

In each contract year after the first contract year, you may withdraw up to 10% of contract value, as determined at the beginning of the contract year, without a withdrawal charge. This amount is called the free withdrawal amount. Any amounts withdrawn in excess of this 10% after the first and through the ninth complete contract year will be assessed a withdrawal charge. This right is not cumulative from contract year to contract year. Such withdrawals may be subject to the 10% federal penalty tax if you make them before age 59 1/2. They may also be subject to federal income tax. Withdrawals under the Systematic Withdrawal Program are permitted to take a free withdrawal amount during the first contract year.

WAIVER OF WITHDRAWAL CHARGE

If state law permits, we will waive the withdrawal charge if the annuitant or the annuitant's spouse is confined for a specified period to a hospital or a long term care facility. If the annuitant becomes terminally ill before the Annuity Start Date and if permitted by state law, we will waive the withdrawal charge on any full withdrawal or any partial withdrawal, provided the partial withdrawal is at least $500 and a $5,000 balance remains in the accounts after the withdrawal. We must receive your written request to waive the charge before the Annuity Start Date. These waivers are described in more detail in the Contract.

Under the terms of the Post-Secondary Education Rider, if you, your spouse, your child or the annuitant is enrolled in a college, university, vocational, technical, trade or business school, we will waive the withdrawal charge on one withdrawal of up to 20% of contract value in each contract year before the Annuity Start Date while the annuitant is alive, so long as this waiver is permitted by state law. The maximum withdrawal permitted under the Post-Secondary Education Rider, when combined with the free withdrawal amount, is 20% of contract value per contract year. Before the withdrawal, we must receive at our Service Center written proof of enrollment to our satisfaction within one (1) year of the date of enrollment.

EMPLOYEE AND AGENT PURCHASES

If state law permits, we will waive the withdrawal charge on any full or partial withdrawals from Contracts sold to agents or employees of ILICO (or its affiliates and subsidiaries).

CONTRACT FEE

At the end of each Contract quarter (or on the date of full withdrawal of contract value) before the Annuity Start Date, we will deduct from the contract value a quarterly contract fee of $7.50 as reimbursement for our administrative expenses relating to the Contract. The fee will be deducted from each variable account and the fixed account based on the proportion that the value in each such variable account and the fixed account bears to the total contract value.

We will not charge the contract fee after an annuity payout plan has begun. Deduction of the contract fee is currently waived for all Qualified Contracts. We also currently waive deduction of the contract fee for Non-Qualified Contracts whose cumulative premium payments on the date the contract fee is assessed are equal to or greater than $100,000. We reserve the right to modify this waiver upon 30 days written notice to you.

ASSET-BASED ADMINISTRATIVE CHARGE

We deduct a daily administrative charge as compensation for certain expenses we incur in the administration of the Contract. We deduct the charge from your assets of the separate account at an annual rate of 0.15%. We will continue to assess this charge after the Annuity Start Date if annuity payments are made on a variable basis. There is no necessary relationship between the amount of this administrative charge and the amount of expenses that may be attributable to a particular Contract. We do not expect to make a profit from this charge.

MORTALITY AND EXPENSE RISK CHARGE

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your assets of the separate account. The charge is at a daily rate of 0.003404%. On an annual basis this rate is 1.25%. We continue to assess this charge at an annual rate of 1.25% if annuity payments are made on a variable basis either before or after the Annuity Start Date.

The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

TRANSFER FEE

A transfer fee of $25 will be imposed for the 13th and each subsequent transfer during a contract year. Each written request would be considered to be one transfer, regardless of the number of variable accounts affected by the transfer. We deduct the transfer fee from the variable account from which the transfer is made. If a transfer is made from more than one variable account at the same time, the transfer fee would be deducted pro-rata from the remaining separate account value in such variable account(s). We may waive the transfer fee. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge. Dollar cost averaging and Automatic Account Balancing are not considered transfers for purposes of assessing a transfer fee.

PORTFOLIO FEES AND CHARGES

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. You pay these fees and charges indirectly. For 2002, these charges ranged from 0.29% to 1.23%. See the Fee Table in this Prospectus and the prospectuses for the portfolios.

We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation is based on the value of portfolio shares held for the Contracts and may be significant. Some advisers, administrators, distributors, or portfolios pay us more than others. For more information call the Service Center for a free copy of the SAI.

PREMIUM TAXES

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If necessary, we will deduct the cost of such taxes from the value of your Contract either:

o   from premium payments as we receive them,
o   from contract value upon partial or full withdrawal,
o   when annuity payments begin, or
o   upon payment of a death benefit.

We may deduct premium taxes at the time we pay such taxes.

OTHER TAXES

Currently, no charge is made against the separate account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the separate account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

-------------------------------------------------------------------------------
THE PAYOUT PERIOD
-------------------------------------------------------------------------------

When the payout period begins, you will receive a steady stream of annuity payments from the money you have accumulated under your Contract. The payout period begins on the Annuity Start Date. You may choose to receive your annuity payments on a fixed or variable basis. If you choose to have your payout plan on a variable basis, you may keep the same variable accounts to which your premium payments were allocated during the pay-in period, or transfer to different variable accounts.

THE ANNUITY START DATE

If you own a Non-Qualified Contract, you may select the Annuity Start Date on which you will begin to receive annuity payments, no later than the annuitant's 85th birthday. If you do not specify a date, the Annuity Start Date is the later of the annuitant's age 70 or 10 years after the date of issue. For Qualified Contracts purchased in connection with qualified plans under tax code sections 401(a), 401(k), 403(b) and 457, the tax code requires that the Annuity Start Date must be no later than April 1 of the calendar year following the later of the year in which you (a) reach age 70 1/2 or (b) retire and the payment must be made in a specified form or manner. If you are a "5 percent owner" (as defined in the tax code), or in the case of an IRA that satisfies tax code section 408, the Annuity Start Date must be no later than the date described in (a). Roth IRAs under 408A of the tax code do not require distributions at any time prior to your death.

IF YOU SELECT AN ANNUITY START DATE THAT IS EARLIER THAN THE MATURITY BENEFIT DATE (I.E., 10 YEARS AFTER THE DATE OF ISSUE), YOU WILL LOSE YOUR ELIGIBILITY FOR THE MATURITY BENEFIT.

We will start annuity payments to the annuitant on the Annuity Start Date shown in your Contract, unless you change the date. You may change your Annuity Start Date if: (1) we receive your written request at the Service Center at least 31 days before the current Annuity Start Date, and (2) the Annuity Start Date you request is a contract anniversary. If you decide to annuitize after you fully withdraw from your Contract, the Annuity Start Date will be the date of the full withdrawal.

ANNUITY PAYOUT PLANS

The payout plan you select will affect the dollar amount of each annuity payment you receive. You may elect, revoke, or change your annuity payout plan at any time before the Annuity Start Date while the annuitant is living by sending us a written request to the Service Center signed by you and/or your beneficiary, as appropriate. You may choose one of the payout plans described below or any other payout plans we offer as of the Annuity Start Date. The payout plans we currently offer provide either variable annuity payments or fixed annuity payments.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. The first payment under any payout plan will be made on the fifteenth day of the month immediately following the Annuity Start Date. Subsequent payments shall be made on the fifteenth of the month.

If you do not select an annuity payout plan by the Annuity Start Date, we will apply the adjusted contract value under Plan 3, One Life Income with payments guaranteed for 10 years, as described below. The adjusted contract value will be allocated to a fixed and variable payout in the same proportion that your interest in the fixed and variable accounts bears to the total contract value on the Annuity Start Date.

Anytime before the Annuity Start Date, you may have the entire surrender value paid to you as an annuity under one of the payout plans. A beneficiary may have the death benefit paid as an annuity under one of the payout plans.

We reserve the right to pay you the adjusted contract value in a lump sum and not as an annuity if your adjusted contract value after the Annuity Start Date would be less than $2,500, or the amount of annuity payments would be less than $25.

DETERMINING THE AMOUNT OF YOUR ANNUITY PAYMENT

On the Annuity Start Date, we will use the adjusted contract value to calculate your annuity payments under the payout plan you select, unless you choose to receive the surrender value in a lump sum. In certain states, we must use the surrender value of your Contract to calculate your annuity payments under the payout plan you choose, rather than the adjusted contract value.

The adjusted contract value is:

o   the contract value on the Annuity Start Date; MINUS
o   the quarterly contract fee; MINUS
o   any applicable premium taxes not yet deducted; and
o for an installment income annuity payout plan with a payout period of less than 10 years, MINUS any applicable withdrawal charge.

For Qualified Contracts, the amount of any outstanding loan is also deducted; distributions must satisfy certain requirements specified in the tax code.

We do not assess a withdrawal charge if you choose an annuity payout plan with a life contingency or an installment payout plan with a period certain of at least 10 years.

FIXED ANNUITY PAYMENTS

Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each payment depends on:

o   the form and duration of the payout plan you choose;
o   the age of the annuitant;
o   the sex of the annuitant (if applicable);
o   the amount of your adjusted contract value; and
o   the applicable annuity purchase rates in the Contract.

The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.0%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

VARIABLE ANNUITY PAYMENTS

Variable annuity payout plans provide the annuitant with periodic payments that increase or decrease with the annuity unit values of the variable accounts in which you are invested. Your contract contains annuity tables that demonstrate how the initial annuity payment rate is derived. This rate is different for each payout plan, and varies by age and sex of the annuitant.

The Contract permits you to choose an assumed interest rate of 3.0%, 4.0% or 5.0% annually. If the net investment performance of the variable accounts you invest in is greater than this assumed interest rate, your payments will increase. If the performance falls below this assumed interest rate, your payments will decline. Therefore, if you choose a 5.0% assumed interest rate, you assume more risk that your annuity payment may decline than if you choose a 3.0% assumed interest rate. The selected portfolio's performance must grow at a rate at least equal to the assumed interest rate (plus the mortality and expense risk charge and the administrative expense charge) in order to avoid a decrease in variable annuity payments. This means that assuming separate account charges of 1.40% annually, each month a portfolio's annualized investment return must be at least 4.4%, 5.4% or 6.4% in order for payments with a 3.0%, 4.0% or 5.0% assumed interest rate to remain level. For further details on variable annuity payments, see the SAI.

ANNUITY UNIT VALUE

On the Annuity Start Date, we will use your adjusted contract value to purchase annuity units at that day's annuity unit value for each variable account in which you have value. The number of annuity units we credit will remain fixed unless you transfer units among variable accounts. The value of each annuity unit will vary each business day to reflect the investment experience of the underlying portfolio, reduced by the mortality and expense risk charge and the administrative expense charge, and adjusted by an interest factor to neutralize the assumed interest rate.

TRANSFERS

After the Annuity Start Date, an annuitant may change the variable account(s) in which the annuity payout option is invested once per contract year on the contract anniversary by sending us a written request. No charge is assessed for this transfer. We will make the transfer by exchanging annuity units of one variable account for another variable account on an equivalent dollar value basis. For examples of annuity unit value calculations, call the Service Center for a free copy of the SAI.

DESCRIPTION OF ANNUITY PAYOUT PLANS

PLAN 1 -- INSTALLMENT INCOME FOR A FIXED PERIOD. Under this plan, we will make equal monthly annuity payments for a fixed number of years between 1 and 30 years. The amount of the payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payments for each $1,000 of contract value will not be less than those shown in the Fixed Period Table in section 13 of the Contract. In the event of the payee's death, a successor payee may receive the remaining payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

PLAN 2 -- INSTALLMENT INCOME IN A FIXED AMOUNT. Under this plan, we will make equal monthly payments of $5.00 or more for each $1,000 of contract value used to purchase the option until the full amount is paid out. In the event of the payee's death, a successor payee may receive the payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

PLAN 3 -- ONE LIFE INCOME. Under this plan, we will make an annuity payment each month so long as the payee is alive,* or for a guaranteed 10 or 20 year period. If when the payee dies, we have made annuity payments for less than the selected guaranteed period, we will continue to make annuity payments to the successor payee for the rest of the guaranteed period. The amount of each payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payment for each $1,000 of contract value used to purchase the option will not be less than that shown in the One Life Table in section 12 of the Contract. Payments guaranteed for 10 or 20 years certain may be commuted. Payments guaranteed only for the life of the payee may not be commuted.

PLAN 4 -- JOINT AND SURVIVOR LIFE INCOME. Under this plan, we will make annuity payments each month so long as two payees are alive, or if one payee dies to the surviving payee.* If one payee dies before the due date of the first payment, the surviving payee will receive payments under Plan 3 -- One Life Income with payments guaranteed for 10 years. The payments may not be commuted.

*IT IS POSSIBLE UNDER THIS PLAN TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

The amount of each payment will be determined from the tables in the Contract that apply to the particular plan using the annuitant's age (and if applicable, sex). Age will be determined from the last birthday at the due date of the first payment.

-------------------------------------------------------------------------------
THE FIXED ACCOUNT
-------------------------------------------------------------------------------

You may allocate some or all of your net premium payments and transfer some or all of your contract value to the fixed account. The fixed account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of a least 3% per year on amounts in the fixed account. The fixed account is part of our general account. Our general account supports our insurance and annuity obligations. Because the fixed account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

The fixed account is not registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"). Neither the fixed account nor our general account have been registered as an investment company under the 1940 Act. Therefore, neither our general account, the fixed account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the fixed account that are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

FIXED ACCOUNT VALUE

The fixed account value is equal to:

o   net premium payments allocated to the fixed account; PLUS
o   amounts transferred to the fixed account; PLUS
o   interest credited to the fixed account; MINUS
o   any partial withdrawals or transfers from the fixed account; and MINUS
o any withdrawal charges, contract fees or premium taxes deducted from the fixed account.

We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The fixed account value will not share in the investment performance of the company's general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates.

The interest rate we credit to the money you place in the fixed account will apply to the end of the calendar year in which we receive such amount. At the end of the calendar year, we will determine a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the fixed account on that date). We will guarantee the rate of interest we declare on such amount and accrued interest for the following calendar year. We will determine, in our sole discretion, any interest to be credited on amounts in the fixed account in excess of the minimum guaranteed effective rate of 3% per year. You therefore assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

For purposes of making withdrawals, transfers or deductions of fees and charges from the fixed account, we will consider such withdrawals to have come from the last money into the contract, that is, on a last-in, first-out ("LIFO") basis.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one calendar year (except for the year in which such amount is received or transferred).

FIXED ACCOUNT TRANSFERS

GENERAL

Transfers to the fixed account must be at least $1,000. A transfer charge of $25 may be imposed on transfers to the fixed account. We never impose transfer fees on transfers from the fixed account. See "Fees and Charges."

Before the Annuity Start Date, you may transfer up to 20% of the fixed account value under all circumstances (Dollar-Cost Averaging, systematic withdrawals, interest sweeps and partial withdrawals), as determined at the beginning of the contract year, from the fixed account to one or more of the variable accounts in any contract year. No fee is charged for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

You may also make transfers from the fixed account through the Dollar-Cost Averaging Program. See "Dollar-Cost Averaging."

PAYMENT DEFERRAL

We have the right to defer payment of any full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request for such a withdrawal or transfer at our Service Center. If we do not give you a payment within 30 days after we receive all necessary documentation, or such shorter period required by a particular state, we will credit interest at 3% annually, or such higher rate as is required for a particular state, to the amount to be paid from the date we received the documentation.


-------------------------------------------------------------------------------
FAX AND TELEPHONE ORDERS/VOICE RESPONSE AND WEBSITE ACCESS
-------------------------------------------------------------------------------

In addition to written requests, we may accept certain telephone and fax instructions from you. You must complete and sign our form authorizing telephone transactions and send it to us at our Service Center. You also may complete and sign the authorization in the application. The authorization will remain effective until we receive written revocation or we discontinue the privilege.

FAX REQUESTS

You may fax transfer requests and partial withdrawal requests for less than $50,000, cancel the DCA program, and cancel your Contract during the free-look period, by sending your fax request to 1-800-334-2023. We will not accept faxed requests for full withdrawals. We will not be responsible for same-day processing of requests if you fax your request to a different number. Fax orders must be complete and received by us at 4:00 p.m. Eastern Time to assure same-day processing. We are not responsible for fax transmittal problems.

TELEPHONE TRANSACTIONS

You may talk to our service representatives to request transfers and partial withdrawals of less than $50,000, cancel the DCA program, Automatic Account Rebalancing program, and Systematic Withdrawal program, and change your net premium payment allocations. To reach our service representatives, call 1-888-232-6486. When you call, the menu will direct you to a service representative or our automated voice response system. You may speak with our service representatives from 8 a.m. to 6 p.m. Eastern Time on our normal business days.

We will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following telephone instruction that we reasonably determine to be genuine. We may withdraw the telephone exchange privilege at any time.

AUTOMATED VOICE RESPONSE SYSTEM

You may access information about your contract values and unit values through our automated voice response system by calling 1-888-232-6486. When you call, the menu will guide you through the automated voice response system or direct you to a service representative. To gain access to your account via the automated voice response system, you will need to enter your Contract number and either the last four digits of your social security number or your personal identification number ("PIN"). You may call our automated voice response system 24 hours a day, 7 days a week.

WEBSITE ACCESS

You may use the internet to access your contract values, certain service forms, quarterly reports and confirmation statements, and to view optional programs including DCA, Automatic Account Balancing, Interest Sweep, and Systematic Withdrawals. A PIN is required to access the website. You may obtain the PIN request form from our Service Center. After the completed PIN request form is returned to the Service Center, the PIN will be updated on our system. Once the update is complete, you may access your account information on our website at www.variable.ameritas.com and selecting "Account Access." When you enter the "Account Access" page, you will be asked to log into our system using your Contract number and PIN. Please note that once your PIN has been updated, you will use it to access your account through the internet and our automated voice response system. You may access your account through our website 24 hours per day, 7 days a week.

We cannot guarantee that telephone and automated voice response, fax and website access will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Furthermore, any computer system, whether it is yours, your internet service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your internet request.

Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your request by writing our Service Center.

You should protect your PIN because self-service options will be available to your agent of record and to anyone who provides your PIN; we will not be able to verify that the person providing instructions is you or is authorized by you.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS
--------------------------------------------------------------------------------

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the variable accounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We also may, from time to time, advertise or include in sales literature variable account performance relative to certain performance rankings and indices compiled by independent organizations. For more detailed information about the calculation of performance, as well as comparisons with unmanaged market indices, call the Service Center for a free copy of the SAI.

Performance data for the variable accounts is based on the investment performance of the corresponding portfolio of a Fund and reflects the deduction of some or all fees and charges currently assessed under the Contract. See the accompanying prospectuses for the Funds.

YIELDS AND TOTAL RETURNS

The "yield" of the Money Market variable account refers to the annualized income generated by an investment in the variable account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the variable account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a variable account (other than the Money Market variable account) refers to the annualized income generated by an investment in the variable account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Yield quotations do not reflect the withdrawal charge.

The "total return" of a variable account refers to return quotations assuming an investment under a Contract has been held in the variable account for various periods of time. When a variable account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the variable account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the variable account (including any withdrawal charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the withdrawal charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the variable accounts.

We may also disclose yield and total returns for the portfolios, including such disclosures for periods before the date the variable account commenced operations. Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the variable accounts. This data is designed to show the performance that could have resulted if the Contract had been in existence during that time.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

INDUSTRY COMPARISON

In advertising and sales literature (including illustrations), the performance of each variable account may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the variable account. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each variable account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a variable account's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from variable account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the variable account investment experience is positive.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

-------------------------------------------------------------------------------
VOTING RIGHTS
-------------------------------------------------------------------------------

We are the legal owner of the portfolio shares held in the variable accounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other contract owners as to how we should vote the portfolio shares held in the variable accounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.

When we solicit your vote, the number of votes you have will be calculated separately for each variable account in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the variable account invests. It may include fractional shares. Before the Annuity Start Date, you hold a voting interest in each variable account to which the contract value is allocated. After the Annuity Start Date, the annuitant has a voting interest in each variable account from which variable annuity payments are made. If you have a voting interest in a variable account, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that variable account invests.

If we do not receive timely voting instructions for portfolio shares or if we own the shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how we determine the number of your votes, call the Service Center for a free copy of the SAI.

-------------------------------------------------------------------------------
FEDERAL TAX MATTERS
-------------------------------------------------------------------------------

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for federal income tax purposes and the following discussion assumes that they will so qualify. For further information on the tax status of the Contract, call the Service Center for a free copy of the SAI.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the contract value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's accumulation value and, in the case of a Qualified Contract described below, any portion of an interest in the qualified plan, generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

If you invest in a variable annuity as part of a pension plan or employer-sponsored tax-qualified retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON

If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

WITHDRAWALS

When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.

PENALTY TAX ON CERTAIN WITHDRAWALS

In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

o   made on or after the taxpayer reaches age 59 1/2;
o   made on or after the death of an Owner;
o   attributable to the taxpayer's becoming disabled; or
o made as part of a series of substantially equal periodic payments for the life (or for periods not exceeding the life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax applies to Qualified Contracts.

ANNUITY PAYMENTS

Although tax consequences may vary depending on the payout plan elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal from the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than the Owner, the selection of certain Annuity Start Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

WITHHOLDING

Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Mandatory withholding applies to certain distributions from Qualified Contracts.

MULTIPLE CONTRACTS

All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. ILICO is not responsible for ensuring that contributions, distributions or other transactions with respect to Qualified Contracts comply with the law, including IRS guidelines.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Sections 219 and 408 of the tax code, permit individuals to make annual contributions of up to the lesser of an amount specified in the tax code or the amount of compensation includible in the individual's gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. So-called SIMPLE IRAs under section 408(p) of the tax code, and Roth IRAs under section 408A, may also be used in connection with variable annuity contracts. SIMPLE IRAs allow employees to defer a percentage of annual compensation up to an amount specified in the tax code (as adjusted for cost-of-living increases) to a retirement plan, provided the sponsoring employer makes matching or non-elective contributions. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, rather than the usual 10%. Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash, or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA.

CORPORATE PENSION AND PROFIT-SHARING PLANS under section 401(a) of the tax code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

TAX-SHELTERED ANNUITIES under section 403(b) of the tax code permit public schools and other eligible employers to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to Social Security taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

SECTION 457 DEFERRED COMPENSATION PLANS. Tax code section 457 provides that state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations may establish deferred compensation plans. These plans are subject to various restrictions on contributions and distributions. In general, under non-governmental plans all investments are owned by the sponsoring employer, are subject to the claims of the general creditors of the employer, and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

OTHER TAX ISSUES

Qualified Contracts (other than Roth IRAs before the Owner's death) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

"Eligible rollover distributions" from section 401(a), 403(b) and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the tax code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions, or if the employee chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) plan or governmental section 457 plan.

OUR INCOME TAXES

At the present time, we make no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions (that is, the variable accounts) of the separate account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

-------------------------------------------------------------------------------
OTHER INFORMATION
-------------------------------------------------------------------------------

BUSINESS DAYS

We are open for business on all days that the New York Stock Exchange is open for business.

PAYMENTS

We will usually pay you any full or partial withdrawal, death benefit payment, or for Qualified Contracts only, payment of your loan proceeds, within seven days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death.

However, we may be required to suspend or postpone payments during any period when:

o the New York Stock Exchange is closed, other than customary weekend and holiday closings;
o trading on the New York Stock Exchange is restricted as determined by the SEC;
o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of the value of the separate account's net assets not reasonably practicable; or
o the SEC permits, by order, the suspension or postponement of payments for your protection.

If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

We have the right to defer payment for a full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request. If we do not make a payment within 30 days after we receive the documentation we need to complete the transaction (or a shorter period if required by a particular state), we will credit interest to the amount to be paid from the date we received the necessary documentation at a rate of 3% annually (or such higher rate required for a particular state).

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about you or your account to government regulators. In addition, we may be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

STATE VARIATIONS

Any state variations in the Contract are covered in a special contract form for use in that state. This Prospectus provides a general description of the Contract. Your actual Contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact our Service Center.

MODIFICATION

Upon notice to you, we may modify the Contract to:

o permit the Contract or the separate account to comply with any applicable law or regulation issued by a government agency;
o assure continued qualification of the Contract, under the tax code or other federal or state laws relating to retirement annuities or variable annuity contracts;
o   reflect a change in the operation of the separate account; or
o   provide additional investment options.

In the event of most such modifications, we will make appropriate endorsement to the Contract.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with IL Securities, Inc. ("IL Securities") for the distribution and sale of the Contracts. Pursuant to this agreement, IL Securities serves as principal underwriter for the Contracts. IL Securities is located at P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208. IL Securities is a wholly-owned subsidiary of ILICO. IL Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.

We pay sales commissions to unaffiliated broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 7.2% of premium payments. Other commissions of up to 1.25% may also be paid. The entire amount of the sale commissions is passed through IL Securities to broker-dealers who sell the Contracts. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances.

We may also pay up to 2.50% of premium payments to IL Securities to compensate it for certain distribution expenses. IL Securities' operating and other expenses are paid for by us. IL Securities receives additional compensation from some portfolios based on the value of the portfolio shares held for the Contracts as compensation for providing distribution and support services to the portfolios.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other incentives or payments, are not charged directly to Contract owners of the Separate Account.

Notwithstanding anything to the contrary in this prospectus, the Contract is no longer offered for sale. However, ILICO continues to accept new premium on, process transfers for, and provide administration for existing Contracts.

LEGAL PROCEEDINGS

We and our affiliates, like other life insurance companies, are involved in litigation and are a party to regulatory proceedings arising in the ordinary course of our business, including class action lawsuits. At this time we do not believe that such litigation or proceedings will have a material adverse effect on the Separate Account or on our business or results of operations.

REPORTS TO OWNERS

We will mail a report to you at least annually at your last known address of record. The report will state:

o the contract value (including the contract value in each variable account and the fixed account) of the Contract;

o   premium payments paid and charges deducted since the last report; and
o partial withdrawals made since the last report and any further information required by any applicable law or regulation.

Contract owners will also receive confirmations of each financial transaction, such as premium payments, transfers, partial withdrawals, loans and full withdrawals, as well as quarterly statements.

CHANGE OF ADDRESS

You may change your address by writing to us at our Service Center. If you change your address, we will send a confirmation of the address change to both your old and new address.

INQUIRIES

You may make inquiries regarding your Contract by writing to us or calling us at our Service Center.

FINANCIAL STATEMENTS

The audited statements of assets and liabilities of IL Annuity and Insurance Co. Separate Account 1 (subsequetly renamed ILICO Separate Account 1) as of
December 31, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, as well as the Report of Independent Auditors, are included in the SAI.

The audited balance sheets and schedules of IL Annuity and Insurance Company as of December 31, 2002 and 2001, and the related statements of operations, shareholder's equity and cash flows for the year ended December 31, 2002, the periods from January 1, 2001, through May 18, 2001 and May 19, 2001 through December 31, 2001, and the year ended December 31, 2000, as well as the Report of Independent Auditors, are also contained in the SAI.

The audited statutory-basis balance sheets (and schedules) of ILICO as of December 31, 2002 and 2001, and the related statutory-based statements of operations, changes in capital and surplus, and cash flow for the years ended December 31, 2002, 2001, and 2000, as well as the Report of Independent Auditors, are also contained in the SAI.

In addition, the unaudited pro forma parent company only GAAP-basis financial statements of ILICO, after giving effect to the merger of ILICO and IL Annuity and Insurance Company, as of and for the year ended December 31, 2002 are included in the SAI.

The financial statements of ILICO and IL Annuity and Insurance Company should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

-------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
-------------------------------------------------------------------------------

The SAI contains additional information about the Contract and the separate account. A SAI is available (at no cost) by writing to us at the address shown on the front cover or by calling 1-888-232-6486 (toll free). The following is the Table of Contents for that SAI.


                                                                                                      Page
                                                                                                      ----

ADDITIONAL CONTRACT PROVISIONS........................................................................   2
       The Contract...................................................................................   2
       Incontestability...............................................................................   2
       Incorrect Age or Sex...........................................................................   2
       Nonparticipation...............................................................................   2
       Options........................................................................................   3
       Tax Status of the Contracts....................................................................   3

CALCULATION OF VARIABLE ACCOUNT AND ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA......................   4
       Money Market Variable Account Yields...........................................................   4
       Other Variable Account Yields..................................................................   6
       Average Annual Total Returns for the Variable Accounts.........................................   7
       Non-Standard Variable Account Total Returns....................................................   7
       Adjusted Historic Portfolio Performance Data...................................................   8
       Effect of the Contract Fee on Performance Data.................................................   8
       Other Information..............................................................................   8

NET INVESTMENT FACTOR.................................................................................   9

VARIABLE ANNUITY PAYMENTS.............................................................................   9
       Assumed Investment Rate........................................................................  10
       Amount of Variable Annuity Payments............................................................  10
       Annuity Unit Value.............................................................................  11

ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE.....................................................  11

ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS.............................................................  12

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................................  12
       Resolving Material Conflicts...................................................................  12

VOTING RIGHTS.........................................................................................  13

SAFEKEEPING OF ACCOUNT ASSETS.........................................................................  13

SERVICE FEES..........................................................................................  14

DISTRIBUTION OF THE CONTRACTS.........................................................................  14

LEGAL MATTERS.........................................................................................  14

EXPERTS...............................................................................................  15

OTHER INFORMATION.....................................................................................  15

FINANCIAL STATEMENTS..................................................................................  15

-------------------------------------------------------------------------------
APPENDIX A-CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------------

The following condensed financial information shows accumulation unit values for each variable account for each year since the variable account started operation. Accumulation unit value is the unit we use to calculate the value of your interest in a variable account. Accumulation unit value does not reflect the deduction of certain charges that we subtract from your Contract Value.



                                       ALGER AMERICAN FUND: MIDCAP GROWTH VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $20.335                            $14.129                          1,055,977
2001                                          $22.061                            $20.335                          1,230,084
2000                                          $20.489                            $22.061                          1,160,292
1999                                          $15.757                            $20.489                            805,946
1998                                          $12.263                            $15.757                            537,127
1997                                          $10.812                            $12.263                             94,506
1996                                          $ 9.786                            $10.812                            109,955
1995                                          $10.000                            $ 9.786                              2,764

                                    ALGER AMERICAN FUND: SMALL CAPITALIZATION VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $ 8.794                            $ 6.398                            886,347
2001                                          $12.652                            $ 8.794                          1,028,999
2000                                          $17.622                            $12.652                            985,378
1999                                          $12.459                            $17.622                            670,675
1998                                          $10.936                            $12.459                            502,984
1997                                          $ 9.955                            $10.936                            372,229
1996                                          $ 9.675                            $ 9.955                            181,361
1995                                          $10.000                            $ 9.675                              1,709

                                       FIDELITY VIP FUND: ASSET MANAGER(SM) VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $15.662                           $14.097                             628,753
2001                                          $16.560                           $15.662                             699,955
2000                                          $17.478                           $16.560                             722,701
1999                                          $15.954                           $17.478                             704,164
1998                                          $14.066                           $15.954                             503,498
1997                                          $11.817                           $14.066                             212,897
1996                                          $ 8.224                           $11.817                              61,512
1995                                          $10.000                           $ 8.224                                 255


                                        FIDELITY VIP FUND: CONTRAFUND(R) VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $18.550                           $16.583                             1,653,188
2001                                          $21.436                           $18.550                             1,940,349
2000                                          $23.277                           $21.436                             1,999,272
1999                                          $18.996                           $23.277                             1,706,257
1998                                          $14.824                           $18.996                             1,228,022
1997                                          $12.105                           $14.824                               638,524
1996                                          $10.091                           $12.105                               203,860
1995                                          $10.000                           $10.091                                 5,731

                                        FIDELITY VIP FUND: EQUITY-INCOME VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $17.476                            $14.316                          1,184,055
2001                                          $18.647                            $17.476                          1,332,008
2000                                          $17.439                            $18.647                          1,348,108
1999                                          $16.631                            $17.439                          1,580,486
1998                                          $15.114                            $16.631                          1,355,289
1997                                          $11.958                            $15.114                            781,937
1996                                          $10.616                            $11.958                            195,400
1995                                          $10.000                            $10.616                              3,789

                                            FIDELITY VIP FUND: GROWTH VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $17.592                            $12.125                          1,791,430
2001                                          $21.663                            $17.592                          2,173,025
2000                                          $24.676                            $21.663                          2,252,279
1999                                          $18.206                            $24.676                          1,699,540
1998                                          $13.240                            $18.206                            948,233
1997                                          $10.868                            $13.240                            462,381
1996                                          $ 9.604                            $10.868                            164,945
1995                                          $10.000                            $ 9.604                              2,199



                                          FIDELITY VIP FUND: INDEX 500 VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $19.430                           $14.903                           2,617,294
2001                                          $22.417                           $19.430                           2,995,912
2000                                          $25.062                           $22.417                           3,074,244
1999                                          $21.088                           $25.062                           2,914,618
1998                                          $16.672                           $21.088                           1,895,005
1997                                          $12.734                           $16.672                             826,178
1996                                          $10.514                           $12.734                             193,803
1995                                          $10.000                           $10.514                               3,538

                                    FIDELITY VIP FUND: INVESTMENT GRADE BOND VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $13.775                           $14.989                             771,334
2001                                          $12.879                           $13.775                             703,526
2000                                          $11.742                           $12.879                             677,150
1999                                          $12.032                           $11.742                             763,210
1998                                          $11.214                           $12.032                             691,547
1997                                          $10.422                           $11.214                             274,009
1996                                          $10.247                           $10.422                              57,476
1995                                          $10.000                           $10.247                               1,668

                                         FIDELITY VIP FUND: MONEY MARKET VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $12.650                           $12.691                             975,984
2001                                          $12.321                           $12.650                           1,111,533
2000                                          $11.750                           $12.321                             937,770
1999                                          $11.329                           $11.750                           1,527,851
1998                                          $10.888                           $11.329                           1,070,535
1997                                          $10.456                           $10.888                             486,050
1996                                          $10.000                           $10.456                             179,504
1995                                          $10.000                           $10.000                                   0


                      PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST): OPCAP MANAGED VARIABLE ACCOUNT*
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $16.825                           $13.791                             919,473
2001                                          $17.943                           $16.825                           1,046,284
2000                                          $16.578                           $17.943                           1,084,773
1999                                          $16.011                           $16.578                           1,316,391
1998                                          $15.160                           $16.011                           1,396,806
1997                                          $12.567                           $15.160                             672,203
1996                                          $10.380                           $12.567                             133,102
1995                                          $10.000                           $10.380                                 161

              PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST): OPCAP SMALL CAP VARIABLE ACCOUNT*
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $19.321                           $14.931                             270,798
2001                                          $18.087                           $19.321                             457,894
2000                                          $12.720                           $18.087                             377,794
1999                                          $13.139                           $12.720                             319,888
1998                                          $14.649                           $13.139                             295,186
1997                                          $12.148                           $14.649                             162,435
1996                                          $10.388                           $12.148                              40,024
1995                                          $10.000                           $10.388                               1,182

                    T. ROWE PRICE FIXED INCOME SERIES, INC.: LIMITED-TERM BOND VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $13.176                           $13.694                               368,951
2001                                          $12.317                           $13.176                               426,746
2000                                          $11.430                           $12.317                               333,773
1999                                          $11.505                           $11.430                               393,693
1998                                          $10.767                           $11.505                               348,151
1997                                          $ 9.946                           $10.767                               136,902
1996                                          $10.042                           $ 9.946                                27,325
1995                                          $10.000                           $10.042                                 1,485


                          T. ROWE PRICE INTERNATIONAL SERIES, INC.: INTERNATIONAL STOCK VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $11.182                           $ 9.010                               840,469
2001                                          $14.578                           $11.182                               937,606
2000                                          $17.991                           $14.578                               978,134
1999                                          $13.684                           $17.991                               776,131
1998                                          $11.979                           $13.684                               660,670
1997                                          $11.780                           $11.979                               368,187
1996                                          $10.487                           $11.780                               122,831
1995                                          $10.000                           $10.487                                 2,530



                           VAN ECK WORLDWIDE INSURANCE TRUST: WORLDWIDE HARD ASSETS VARIABLE ACCOUNT**
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT               ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                    END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $ 9.443                           $ 9.048                               239,857
2001                                          $10.693                           $ 9.443                               302,989
2000                                          $ 9.733                           $10.693                               311,909
1999                                          $ 8.156                           $ 9.733                               246,953
1998                                          $11.983                           $ 8.156                               230,762
1997                                          $12.356                           $11.983                               166,188
1996                                          $10.621                           $12.356                                29,990
1995                                          $10.000                           $10.621                                    58

  *Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.
 **Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.

-------------------------------------------------------
     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      issued by

    INDIANAPOLIS LIFE INSURANCE COMPANY ("ILICO")

(formerly issued by IL Annuity and Insurance Company)        PROSPECTUS
                     through the                            JUNE 30, 2003

              ILICO SEPARATE ACCOUNT 1

     (formerly IL Annuity and Insurance Company            VISIONARY CHOICE
                Separate Account 1)                        [GRAPHIC OMITTED]

      INDIANAPOLIS LIFE VARIABLE ADMINISTRATION
                AT THE SERVICE CENTER

                    5900 O Street
                  Lincoln, NE 68510

                   P.O. Box 82594
                  Lincoln, NE 68501

              Telephone: 1-888-232-6486
                 Fax: 1-800-334-1023
              www.variable.ameritas.com

-------------------------------------------------------

This Prospectus describes Visionary Choice, a flexible premium deferred annuity contract ("Contract") offered by ILICO (we, our, us, or the Company). It contains important information about the Visionary Choice variable annuity. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING, AND KEEP IT FOR FUTURE REFERENCE.

Investments in the variable accounts are not guaranteed. You (the Owner) could lose your money. Money you direct into the fixed account is guaranteed to earn interest at a minimum rate of 3%.

VARIABLE ANNUITY CONTRACTS INVOLVE CERTAIN RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT.

o The investment performance of the underlying portfolios in which the variable accounts invest will vary.
o    We do not guarantee how any of the portfolios will perform.
o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.
o Neither the U.S. Government nor any federal agency insures your investment in the Contract.

The Contract has 24 funding choices-one fixed account (paying a guaranteed minimum fixed rate of interest) and 23 variable accounts that invest in the following underlying portfolios:

THE ALGER AMERICAN FUND (CLASS O SHARES)

o    MidCap Growth Portfolio
o    Small Capitalization Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (INITIAL CLASS)
o    Asset Manager(SM) Portfolio
o    Contrafund(R) Portfolio
o    Equity-Income Portfolio
o    Growth Portfolio
o    Index 500 Portfolio
o    Investment Grade Bond Portfolio
o    Money Market Portfolio

FIRST EAGLE VARIABLE FUNDS, INC. (FORMERLY FIRST EAGLE SOGEN VARIABLE FUNDS,
INC.)
o First Eagle Overseas Variable Fund (formerly First Eagle SoGen Overseas Variable Fund)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (CLASS I)
o    Mid-Cap Growth Fund
o    Socially Responsive Fund

PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST)
o    OpCap Managed Portfolio
o    OpCap Small Cap Portfolio

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)
o    High Yield Portfolio
o    Real Return Portfolio
o    StocksPLUS Growth and Income Portfolio

ROYCE CAPITAL FUND
o    Royce Micro-Cap Portfolio

SAFECO RESOURCE SERIES TRUST
o    SAFECO Equity Portfolio
o    SAFECO Growth Opportunities Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
o    Limited-Term Bond Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
o    International Stock Portfolio

VAN ECK WORLDWIDE INSURANCE TRUST
o        Worldwide Hard Assets Fund

NOTE: THE LIVING BENEFIT DESCRIBED IN THIS PROSPECTUS IS NOT AVAILABLE IF YOU PURCHASED THIS CONTRACT AFTER DECEMBER 31, 2001.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

To learn more about the Visionary Choice Contract, you may want to refer to the Statement of Additional Information dated June 30, 2003 (known as the "SAI"). For a free copy of the SAI, contact us at our Service Center.

We have filed the SAI with the U.S. Securities and Exchange Commission ("SEC") and have incorporated it by reference into this prospectus (It is legally part of this prospectus.) The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy these materials at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC's public reference room.

This prospectus must be accompanied or preceded by a current prospectus for each of the Funds listed above.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                          Page
                                                          ----
GLOSSARY.....................................................1
HIGHLIGHTS...................................................2
   The Contract..............................................2
   Who Should Purchase the Contract?.........................3
   How to Invest.............................................3
   Cancellation-- the Free-Look Period.......................3
   Investment Options........................................3
   Transfers.................................................4
   Enhanced Dollar Cost Averaging............................4
   Access to Your Money......................................4
   Death Benefit.............................................4
   Living Benefit............................................5
   Fees and Charges..........................................5
   Annuity Provisions........................................6
   Federal Tax Status........................................6
   Inquiries.................................................6
ANNUITY CONTRACT FEE TABLE...................................7
   Condensed Financial Information..........................11
ABOUT ILICO AND THE SEPARATE ACCOUNT........................11
   Indianapolis Life Insurance Company......................11
   ILICO Separate Account 1.................................12
THE PORTFOLIOS..............................................12
   Investment Objectives of the Portfolios..................13
   Availability of the Funds................................14
THE PAY-IN PERIOD...........................................15
   Purchasing a Contract....................................15
   Premium Payments.........................................15
   Cancellation-- the Free-Look Period......................15
   Tax-Free "Section 1035" Exchanges........................16
   Designating Your Investment Options......................16
   Choosing the Owners, Annuitants and Beneficiaries........16
YOUR CONTRACT VALUE.........................................17
   Separate Account Value...................................17
TRANSFERS BETWEEN INVESTMENT OPTIONS........................17
   General..................................................17
   Excessive Trading Limits.................................18
   Transfer Fee.............................................18
CONTRACT OWNER SERVICES.....................................18
   Dollar Cost Averaging....................................18
   Enhanced Dollar Cost Averaging...........................18
   Interest Sweep...........................................19
   Automatic Account Balancing..............................19
ACCESS TO YOUR MONEY........................................19
   Full Withdrawals.........................................19
   Partial Withdrawals......................................20
   Systematic Withdrawal....................................20
   Full and Partial Withdrawal Restrictions.................21
   Restrictions on Distributions from Certain Types of
     Contracts..............................................21
CONTRACT LOANS..............................................21
DEATH BENEFITS..............................................22
   Death Benefits Before the Annuity Start Date.............22
   Loans....................................................22
   Distribution Upon the Contract Owner's Death.............22
   Distribution Upon the Death of the Last Surviving
     Annuitant..............................................23
   Death of Payee On or After the Annuity Start Date........23
THE LIVING BENEFIT..........................................23
FEES AND CHARGES............................................25
   Withdrawal Charge........................................25
   Contract Fee.............................................27
   Asset-Based Administrative Charge........................27
   Mortality and Expense Risk Charge........................27
   Transfer Fee.............................................27
   Portfolio Fees and Charges...............................27
   Premium Taxes............................................27
   Other Taxes..............................................28
THE PAYOUT PERIOD...........................................28
   The Annuity Start Date...................................28
   Annuity Payout Plans.....................................28
   Determining the Amount of Your Annuity Payment...........29
   Fixed Annuity Payments...................................29
   Variable Annuity Payments................................29
   Annuity Unit Value.......................................29
   Transfers................................................29
   Description of Annuity Payout Plans......................29
THE FIXED ACCOUNT...........................................30
   Fixed Account Value......................................30
   Fixed Account Transfers..................................31
   Payment Deferrals........................................31
   Enhanced Dollar Cost Averaging...........................31
FAX AND TELEPHONE ORDERS/VOICE RESPONSE AND WEBSITE ACCESS..31
   Fax Requests.............................................31
   Telephone Transactions...................................31
   Automated Voice Response System..........................32
   Website Access...........................................32
INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS.............32
   Yields and Total Returns.................................32
   Industry Comparison......................................33
   IMSA.....................................................33
VOTING RIGHTS...............................................34
FEDERAL TAX MATTERS.........................................34
   Taxation of Non-Qualified Contracts......................34
   Taxation of Qualified Contracts..........................35
   Other Tax Issues.........................................36
   Our Income Taxes.........................................36
   Possible Tax Law Changes.................................37
OTHER INFORMATION...........................................37
   Business Days............................................37
   Payments.................................................37
   State Variations.........................................37
   Modification.............................................37
   Distribution of the Contracts............................37
   Legal Proceedings........................................38
   Reports to Owners........................................38
   Change of Address........................................38
   Inquiries................................................38
   Financial Statements.....................................38
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......39
APPENDIX A-CONDENSED FINANCIAL INFORMATION.................A-1

--------------------------------------------------------------------------------
GLOSSARY
--------------------------------------------------------------------------------

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT -- The measurement we use before the Annuity Start Date to calculate the value of each variable account at the end of each business day.

ANNUITANT -- You are the annuitant, unless you state otherwise in your application. The annuitant is the person (or persons) whose life (or lives) we use to determine the dollar amount and duration of the annuity payments that we will pay under the Contract and whose death determines the death benefit. You may choose joint annuitants in some cases. Unless we permit otherwise, you may not change the annuitant you name in the application unless you transfer ownership of the Contract.

ANNUITY START DATE -- The date when we will begin to pay annuity payments to the annuitant.

ANNUITY UNIT -- The measurement we use to calculate the value of your annuity payments if you choose to receive annuity payments from the variable accounts.

BENEFICIARY -- The person you name to receive the death benefit if the annuitant dies during the pay-in period. If there are joint owners, and one joint owner dies before the Annuity Start Date, then the surviving joint owner becomes the sole beneficiary.

BUSINESS DAY -- Each day on which the New York Stock Exchange is open for business.

COMPANY ("WE," "US," "OUR," AND "ILICO") -- Indianapolis Life Insurance Company.

CONTRACT ANNIVERSARY -- The same date in each year as the date of issue.

CONTRACT VALUE -- The total amount you have accumulated under the Contract. It is equal to the money you have under the Contract in the separate account and the fixed account.

DATE OF ISSUE -- The date we issue your Contract. It is shown on the specifications page of the Contract. We measure contract years and contract anniversaries from the date of issue, and it is the date on which the first contract year begins.

DEATH BENEFIT ANNIVERSARY -- Every third contract anniversary beginning on the date of issue.

DUE PROOF OF DEATH -- Proof of death that we find satisfactory, such as a certified copy of the death record, or a certified copy of a court decree reciting a finding of death.

ELIGIBLE PREMIUM PAYMENT -- That portion of your Initial Net Premium Payment that you allocate to a particular Eligible Variable Account on the date of issue. We use it as a benchmark for calculating the Living Benefit.

ELIGIBLE VARIABLE ACCOUNT -- Variable accounts the Company designates to be guaranteed by the Living Benefit. Currently all variable accounts are so designated.

ENHANCED DOLLAR COST AVERAGING ("ENHANCED DCA") -- If you choose the Enhanced DCA program, we will transfer a specified amount of money automatically each month from the Enhanced DCA account to your choice of variable accounts. We will credit a rate of interest in excess of the current fixed account rate to the diminishing balance of your Initial Net Premium Payment remaining in the Enhanced DCA account for a specified amount of time, depending upon the Enhanced DCA program you chose.

FIXED ACCOUNT -- An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account.

FREE WITHDRAWAL AMOUNT -- The amount that may be withdrawn from the Contract without being assessed a withdrawal charge.

FUNDS -- The open-end management investment companies listed on the front page of this Prospectus. This Contract allows you to invest in certain investment portfolios of the Funds.

INITIAL NET PREMIUM PAYMENT -- The sum of all net premium payments received pursuant to, and as a result of, a Section 1035 Exchange of another Contract at the time of application and any net premium payments received with the application for this Contract.

LIVING BENEFIT -- A guarantee we provide regarding your Contract's value in the Eligible Variable Accounts on the Living Benefit Date, provided you select the Living Benefit option on your application. This feature is not available if you purchased this Contract after December 31, 2001.

LIVING BENEFIT DATE -- 10 years after the date of issue.

NET PREMIUM PAYMENT -- A premium payment less any applicable premium taxes.

OWNER OR OWNERS ("YOU" OR "YOUR") -- The person(s) having the privileges of ownership stated in the Contract. Joint owners may be permitted.

PAYEE -- The person(s) entitled to receive annuity payments. You may name a "Successor Payee" to receive any guaranteed annuity payments after the death of the sole surviving payee.

PAY-IN PERIOD -- The period that begins when we issue your Contract and ends on the Annuity Start Date. During the pay-in period, earnings accumulate on a tax-deferred basis.

PAYOUT PERIOD -- The period that begins on the Annuity Start Date during which you receive annuity payments based on the money you have accumulated under your Contract.

PAYOUT PLAN -- The arrangement you choose under which we pay annuity payments to you after the Annuity Start Date. You may choose whether the dollar amount of the payments you receive will be fixed, or will vary with the investment experience of the variable accounts in which you are invested at that time.

PORTFOLIO -- A separate investment portfolio of a Fund in which a variable account invests. The portfolios available for investment through this Contract are listed on the cover page of this prospectus.

PREMIUM PAYMENT YEAR -- The twelve-month period beginning on the date we receive any premium payment. It is used to calculate the withdrawal charge if you choose the date of premium payment withdrawal charge option.

QUALIFIED CONTRACT -- A Contract issued in connection with retirement plans that qualify for special federal income tax treatment under sections 401(a), 403(b), 408, 408A, or 457 of the tax code.

SEPARATE ACCOUNT -- ILICO Separate Account 1, a separate investment account divided into variable accounts that we established to receive and invest the premium payments we receive under the Contract. Assets in the separate account are not part of our general account.

SERVICE CENTER -- The mailing address for the Service Center is Indianapolis Life Variable Administration, 5900 O Street, Lincoln, NE 68510, or Indianapolis Life Variable Administration, P.O. Box 82594, Lincoln, NE 68501-2594. You can call the Service Center at 1-888-232-6486 (toll-free) or send a fax to the Service Center at 1-800-334-2023. You can access your account on the Internet at www.variable.ameritas.com by selecting "Account Access."

TAX CODE-- The Internal Revenue Code of 1986, as amended.

VARIABLE ACCOUNT -- A subdivision of the separate account that invests exclusively in shares of a single portfolio of a Fund. The investment performance of each variable account is linked directly to the investment performance of the portfolio in which it invests.

WRITTEN REQUEST -- Your signed, written notice or request. We must receive your written request at the Service Center and it must be in a form we find satisfactory.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

These highlights provide only a brief overview of the more important features of the Visionary Choice Contract. You may obtain more detailed information about the Contract later in this prospectus. Please read this prospectus carefully.

THE CONTRACT

An annuity is a contract where you agree to make one or more premium payments to us and, in return, we agree to pay a series of payments to you at a later date chosen by you. The Visionary Choice Contract is a special kind of annuity that is:

o    FLEXIBLE PREMIUM -- you may add premium payments at any time.
o TAX-DEFERRED -- you generally do not have to pay taxes on earnings until you take money out by full or partial cash withdrawals, or we make annuity payments to you, or we pay the death benefit.
o VARIABLE -- its value fluctuates with the performance of the mutual fund portfolios in which you invest. You bear the investment risk on the amounts you invest.
o AVAILABLE WITH RETIREMENT PLANS -- you may purchase this annuity in connection with retirement plans, including those that qualify for favorable federal tax treatment.

Like all deferred annuities, the Contract has two phases: the "pay-in" period and the "payout" period. During the pay-in period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-deferred. The payout period begins once you start receiving regular annuity payments from your contract value. The money you can accumulate during the pay-in period, as well as the payout plan you choose, will determine the dollar amount of any annuity payments you receive.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, you should carefully consider the costs and benefits of the Contract (including the annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-sheltered growth.

WHO SHOULD PURCHASE THE CONTRACT?

We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs, Roth IRAs, 401(k), 403(b) or 457 plans, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth.

HOW TO INVEST

You may purchase the Contract with a single payment of $1,000 or more under most circumstances. We will not issue a Contract if you are older than age 85 on the date of issue.

You can pay additional premiums of $1,000 or more with some limitations. Send your premium payments to Indianapolis Life Variable Administration at the Service Center. We will not begin processing any premium payment until we receive it at our Service Center.

CANCELLATION -- THE FREE-LOOK PERIOD

After you receive your Contract, you have a limited period of time during which you may cancel your Contract and receive a refund. This period of time is referred to as a "free-look" period and is established by state law. Usually, this period is either 10 or 20 days. Depending on your state of residence, if you cancel your Contract during the "free-look" period you will generally receive: 1) the value of your Contract as of the date we receive your notice of cancellation at the Service Center; or 2) the greater of: a) the total of any premium payments you have made, or b) the value of your Contract as of the date we receive your notice of cancellation at the Service Center. Please return your Contract with your notice of cancellation. We will pay the refund within 7 days after we receive your Contract and written or faxed request for cancellation at the Service Center. Your Contract will be deemed void once we issue your refund.

If your state requires that we return your premium payments, we will put your premium payment(s) into the Money Market variable account for fifteen days following the date of issue. See "Cancellation--The Free-Look Period."

INVESTMENT OPTIONS

You may currently invest your money in any of 23 portfolios by directing it into the corresponding variable account. The portfolios now available to you under the Contract are:

THE ALGER AMERICAN FUND (CLASS O SHARES)

o    MidCap Growth Portfolio
o    Small Capitalization Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS ("VIP") FUNDS (INITIAL CLASS)
o    Asset Manager(SM) Portfolio
o    Contrafund(R) Portfolio
o    Equity-Income Portfolio
o    Growth Portfolio
o    Index 500 Portfolio
o    Investment Grade Bond Portfolio
o    Money Market Portfolio

FIRST EAGLE VARIABLE FUNDS, INC. (FORMERLY FIRST EAGLE SOGEN VARIABLE FUNDS,
INC.)
o First Eagle Overseas Variable Fund (formerly First Eagle SoGen Overseas Variable Fund)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (CLASS I)
o    Mid-Cap Growth Fund
o    Socially Responsive Fund

PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST)
o    OpCap Managed Portfolio
o    OpCap Small Cap Portfolio

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)
o    High Yield Portfolio
o    Real Return Portfolio
o    StocksPLUS Growth and Income Portfolio

ROYCE CAPITAL FUND
o    Royce Micro-Cap Portfolio

SAFECO RESOURCE SERIES TRUST
o    SAFECO Equity Portfolio
o    SAFECO Growth Opportunities Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
o    Limited-Term Bond Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
o    International Stock Portfolio

VAN ECK WORLDWIDE INSURANCE TRUST
o    Worldwide Hard Assets Fund

Each variable account invests exclusively in shares of one portfolio of a Fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in the prospectuses for the Funds that accompany this prospectus.

The value of your investment in the variable accounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted.

Depending on market conditions, you can make or lose money in any of the variable accounts. We reserve the right to offer other investment choices in the future.

You may also direct your money to the fixed account and receive a guaranteed rate of return. Money you place in the fixed account will earn interest for one-year periods at a fixed rate that is guaranteed by us never to be less than 3.0%.

TRANSFERS

You have the flexibility to transfer assets within your Contract. At any time during the pay-in period, you may transfer amounts among the variable accounts and between the fixed account and any variable account. Certain restrictions apply to transfers to and from the fixed account.

You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer from and among the variable accounts after the twelfth during a contract year before the Annuity Start Date. Transfers from the fixed account are always free of charge.

Transfers will reduce the value of the Living Benefit guarantee.

Once you begin to receive annuity payments, you may make one transfer among the variable accounts each contract year.

ENHANCED DOLLAR COST AVERAGING

If you choose the Enhanced Dollar Cost Averaging ("Enhanced DCA") program, we will transfer a specified amount of money automatically each month from the Enhanced DCA account to your choice of variable accounts. We will credit a rate of interest in excess of the current fixed account rate to the diminishing balance of your Initial Net Premium Payment remaining in the Enhanced DCA account for a 6-month period.

Amounts you allocate to the Enhanced DCA program will not be included in the Living Benefit.

ACCESS TO YOUR MONEY

During the pay-in period, you may receive a cash withdrawal of all or part of your contract value by sending a written request to the Service Center. The minimum amount you can withdraw is $250. You may also fully withdraw all your value from the Contract and receive its surrender value.

Full and partial withdrawals may be subject to a withdrawal charge, depending upon the withdrawal charge option you chose at the time of purchase and the timing of the withdrawal. In any contract year after the first contract year, you may withdraw a portion of your contract value, called the free withdrawal amount, without incurring a withdrawal charge.

Withdrawals will reduce the value of the Living Benefit guarantee, and may affect any enhanced death benefit you select.

You may have to pay federal income taxes on amounts you withdraw, and a federal penalty tax may be assessed on any money you withdraw from the Contract before age 59 1/2. Access to amounts held in Qualified Contracts may be restricted or prohibited.

DEATH BENEFIT

We will pay the death benefit to the beneficiary on the last surviving annuitant's death before the Annuity Start Date.

The basic death benefit will equal the greater of:

o the sum of premium payments made under the Contract, LESS partial withdrawals as of the date we determine the death benefit; or

o    the contract value as of the date we determine the death benefit.

If you elect the enhanced death benefit option, the enhanced death benefit will be the greater of:

o    the contract value as of the date we determine the enhanced death benefit;
     or

o the highest contract value on any Death Benefit Anniversary, adjusted for any premium payments received, withdrawals taken and charges incurred between such Death Benefit Anniversary and the date we determine the enhanced death benefit.

We set the value of the enhanced death benefit initially on the first Death Benefit Anniversary (that is, every third Contract Anniversary beginning on the date of issue) and reset it on each Death Benefit Anniversary if the value is greater. Once reset, this value will never decrease unless you make a partial withdrawal.

In determining both the enhanced and the basic death benefit, we will subtract any applicable premium taxes not previously deducted.

The enhanced death benefit expires at the annuitant's age 75. After that time, the enhanced death benefit is equal to the basic death benefit.

LIVING BENEFIT

The Living Benefit guarantees a minimum value in the variable accounts on the Contract's tenth anniversary, provided certain conditions are met. The Living Benefit is based on the first premium payment that you direct into the Eligible Variable Accounts at the time of premium payment.

We will not credit your Contract with any Living Benefit if you elect to receive annuity payments before the Living Benefit Date.

Transfers and withdrawals from an Eligible Variable Account will reduce the value of the Living Benefit.

The Living Benefit is not available if you purchased this Contract after December 31, 2001.

FEES AND CHARGES

WITHDRAWAL CHARGE. We will deduct a withdrawal charge if you withdraw all or part of your contract value during certain time periods. The amount of the withdrawal charge depends on the withdrawal charge option and free withdrawal option you choose at the time you purchase the Contract.

We do not assess a withdrawal charge on the death benefit or on annuity payments under an annuity payout plan with a life contingency or an annuity payout plan with at least 10 years of guaranteed payments.

You may choose between two withdrawal charge options. If you choose the DATE OF ISSUE WITHDRAWAL CHARGE OPTION, we will calculate the withdrawal charge from the date of issue. The date of issue withdrawal charge is 7% in the first six contract years, decreasing to 6% in the seventh contract year, and then declining by 2% in each subsequent contract year, until it is zero in contract year ten. If you choose the DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION, we will calculate the withdrawal charge from the date you make a premium payment. The date of premium payment withdrawal charge is 7% in the first premium payment year, decreasing by 1% in each subsequent premium payment year, until it is zero in premium payment year eight.

In any contract year after the first contract year, you may withdraw a portion of your contract value without incurring a withdrawal charge. This amount is called the free withdrawal amount.

The withdrawal charge may be waived in cases of extended hospitalization, long-term care, terminal illness, or to pay for post-secondary education, as provided in the Contract.

CONTRACT FEE. We deduct a quarterly contract fee of $7.50 from your contract value at the end of each contract quarter during the pay-in period and on the date of full withdrawal. Certain exceptions apply.

TRANSFER FEE. You may make 12 free transfers each contract year. We impose a $25 charge per transfer on each transfer from and among the variable accounts after the twelfth during a contract year before the Annuity Start Date. Transfers from the fixed account are always free of charge.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily mortality and expense risk charge from your value in the variable accounts at an annual rate of 1.25%. We will continue to deduct this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily administrative charge from your value in the variable account at an annual rate of 0.15%. We will continue to assess this charge after you begin to receive annuity payments if you choose to receive variable annuity payments.

PREMIUM TAXES. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires us to pay the tax. If necessary, we will make the deduction either: (a) from premium payments as we receive them, (b) from your contract value upon partial or full withdrawal, (c) when annuity payments begin, or (d) upon payment of a death benefit.

PORTFOLIO FEES AND CHARGES. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. You pay these fees indirectly. For 2002, these charges ranged from 0.29% to 1.51% annually (including contractual fee waivers and/or reimbursements). See the Fee Table in this Prospectus and the prospectuses for the portfolios.

COMPENSATION. For information concerning compensation paid for the sale of the Contracts, see "Distribution of Contracts."

ANNUITY PROVISIONS

PAYOUT PLANS. The Contract allows you to receive fixed or variable periodic annuity payments beginning on the Annuity Start Date you select. You may choose among several payout plans. You may receive income payments for a specific period of time or for life, with or without a guaranteed number of payments.

We will use your adjusted contract value on the Annuity Start Date to calculate the amount of your annuity payments under the payment plan you choose. If you select a variable payout plan, the dollar amount of your payments may go up or down depending on the investment results of the portfolios you invest in at that time.

FEDERAL TAX STATUS

In general, you are not taxed on earnings on your investment in the Contract until you withdraw money from the Contract or receive annuity payments. Earnings are taxed as ordinary income. During the pay-in period, for tax purposes, withdrawals are taken first from earnings and then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion you received. Death benefits are taxable and generally are included in the income of the recipient. For a further discussion of the federal tax status of the Contract, see "Federal Tax Status."

INQUIRIES

If you need additional information or access to your account, please contact us at our Service Center.

ADDRESSES:

Indianapolis Life Variable Administration
5900 O Street
Lincoln, NE  68510

Indianapolis Life Variable Administration
P.O. Box 82594
Lincoln, NE  68501-2594

TELEPHONE:
1-888-232-6486 (toll-free)
Monday-Thursday, 8 a.m. - 6 p.m. Eastern Time
Friday, 8:45 a.m. - 5:30 p.m. Eastern Time

AUTOMATED VOICE RESPONSE SYSTEM:
1-888-232-6486 (toll-free)
24 hours a day, 7 days a week

FAX:
1-800-334-2023 (toll-free)

WEBSITE:
www.variable.ameritas.com
24 hours a day, 7 days a week

--------------------------------------------------------------------------------
ANNUITY CONTRACT FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and withdrawing from the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially or fully withdraw from the Contract, or transfer contract value among the variable accounts and/or the fixed account. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES

-------------------------------------------------------------------------------------------------------------------
Sales Load on Premium Payments                                                       None
------------------------------------------------------------------------------------ ------------------------------
Maximum Withdrawal Charge (as a % of premium payments)(1)                            7%
------------------------------------------------------------------------------------ ------------------------------
Transfer Charge                                                                      $25 after 12 per year
------------------------------------------------------------------------------------ ------------------------------
Maximum Loan Interest Spread(2)                                                      3%
-------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES

-------------------------------------------------------------------------------------------------------------------
Annualized Contract Fee(3)                                                           $30 per Contract year
------------------------------------------------------------------------------------ ------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A % OF AVERAGE SEPARATE ACCOUNT VALUE DURING
THE PAY-IN PERIOD)(4)
         Mortality and Expense Risk Charge                                           1.25%
         Administrative Charge                                                       0.15%
         ----------------------------------------------------                        -----
         Total Separate Account Annual Expenses                                      1.40%
-------------------------------------------------------------------------------------------------------------------










--------------------
(1) The amount of the withdrawal charge depends upon the withdrawal charge option and free withdrawal option you choose at the time you purchase the Contract. If you chose the date of issue withdrawal charge option, the withdrawal charge is 7% of premium payments in the first through sixth contract year, 6% in the seventh contract year, and declines by 2% in each subsequent contract year, until it is zero in the tenth contract year. If you chose the date of premium payment withdrawal charge option, the withdrawal charge decreases every contract year based on the number of years since each premium payment was made, from 7% in the first year to 0% in the eighth year after you made the premium payment. A withdrawal charge may not apply in certain circumstances. For more information, see the "Withdrawal Charge" section of this prospectus.
(2) If your Contract is a Qualified Contract issued in connection with a Section 403(b) retirement program, then you may borrow against the surrender value of your Contract. The loan interest spread is the difference between the amount of interest we charge for a loan (6% annually) and the amount of interest we credit to the loan account (a minimum interest rate of 3% annually). We may credit a higher rate of interest to the loan account from time to time.
(3) We deduct $7.50 at the end of each Contract quarter or on the date of full withdrawal from the Contract before the Annuity Start Date. We waive this fee for Qualified Contracts. We also waive this fee for Non-Qualified Contracts with cumulative premium payments of $100,000 or more.
(4) We will continue to deduct this charge after the Annuity Start Date if annuity payments are made on a variable basis.

The next table shows the range of total operating expenses charged by the portfolios for the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. You may obtain more details concerning each portfolio's fees and expenses in the prospectus for each portfolio.

RANGE OF EXPENSES FOR THE PORTFOLIOS(5)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------------- ---------------- ------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from             0.29%             2.87%
portfolio assets, including management fees, 12b-1 fees, and other expenses)
---------------------------------------------------------------------------------------------- ---------------- ------------------
NET ANNUAL PORTFOLIO OPERATING EXPENSES                                                             0.29%             1.51%
(total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses - after any contractual waivers of fees and expenses) (6)
----------------------------------------------------------------------------------------------------------------------------------

(5) The portfolio expenses used to prepare this table were provided to ILICO by the Fund(s). ILICO has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

(6) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 6 portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until at least December 31, 2003.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       GROSS                              NET
                                                                                       TOTAL         CONTRACTUAL         TOTAL
                                                                                       ANNUAL             FEE            ANNUAL
                                                                                      PORTFOLIO         WAIVERS         PORTFOLIO
                                  MANAGEMENT      12b-1      SERVICE      OTHER       OPERATING           AND           OPERATING
NAME OF PORTFOLIO                     FEES        FEES         FEES      EXPENSES     EXPENSES      REIMBURSEMENTS      EXPENSES
------------------------------------------------------------------------------------------------- ----------------------------------
THE ALGER AMERICAN FUND (CLASS O SHARES)
------------------------------------------------------------------------------------------------- ----------------------------------
   MidCap Growth Portfolio          0.80%         N/A         0.00%       0.13%        0.93%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
   Small Capitalization             0.85%         N/A         0.00%       0.12%        0.97%            N/A              N/A
   Portfolio
------------------------------------------------------------------------------------------------- ----------------------------------
FIDELITY VIP FUNDS (INITIAL CLASS)
------------------------------------------------------------------------------------------------- ----------------------------------
   Asset Manager(SM)                0.53%         N/A         0.00%       0.10%        0.63%            N/A              N/A
   Portfolio(7), (8)
------------------------------------------------------------------------------------------------- ----------------------------------
   Contrafund(R)
   Portfolio(7), (8)                 0.58%        N/A         0.00%       0.10%        0.68%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
   Equity-Income Portfolio(7), (8)   0.48%        N/A         0.00%       0.09%        0.57%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
   Growth Portfolio(7), (8)          0.58%        N/A         0.00%       0.09%        0.67%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
   Index 500 Portfolio(8)            0.24%        N/A         0.00%       0.09%        0.33%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
   Investment Grade Bond
   Portfolio(8), (9)                 0.43%        N/A         0.00%       0.11%        0.54%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
   Money Market Portfolio            0.20%        N/A         0.00%       0.09%        0.29%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
FIRST EAGLE VARIABLE FUNDS, INC. (FORMERLY FIRST EAGLE SOGEN VARIABLE FUNDS, INC.)
------------------------------------------------------------------------------------------------- ----------------------------------
   First Eagle Overseas
   Variable Portfolio First
   Eagle Portfolio (formerly
   SoGen Overseas Variable
   Portfolio)                        0.75%       0.25%        0.00%       0.49%        1.49%            N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       GROSS                              NET
                                                                                       TOTAL         CONTRACTUAL         TOTAL
                                                                                       ANNUAL             FEE            ANNUAL
                                                                                      PORTFOLIO         WAIVERS         PORTFOLIO
                                  MANAGEMENT      12b-1      SERVICE      OTHER       OPERATING           AND           OPERATING
NAME OF PORTFOLIO                    FEES         FEES         FEES      EXPENSES     EXPENSES      REIMBURSEMENTS      EXPENSES
------------------------------------------------------------------------------------------------- ----------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (CLASS I)
------------------------------------------------------------------------------------------------- ----------------------------------
   Mid-Cap Growth Fund               0.84%        N/A        0.00%        0.11%        0.95%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
   Socially Responsive Fund(10)      0.85%        N/A        0.00%        2.02%        2.87%           1.36%            1.51%
------------------------------------------------------------------------------------------------- ----------------------------------
PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST)(11)
------------------------------------------------------------------------------------------------- ----------------------------------
   OpCap Managed Portfolio           0.79%        N/A        0.00%        0.09%        0.88%           0.00%            0.88%
------------------------------------------------------------------------------------------------- ----------------------------------
   OpCap Small Cap Portfolio         0.80%        N/A        0.00%        0.11%        0.91%           0.00%            0.91%
------------------------------------------------------------------------------------------------- ----------------------------------
PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS)(12)
------------------------------------------------------------------------------------------------- ----------------------------------
   High Yield Portfolio              0.25%        N/A       0.15%         0.36%        0.76%           0.01%            0.75%
------------------------------------------------------------------------------------------------- ----------------------------------
   Real Return Portfolio             0.25%        N/A       0.15%         0.26%        0.66%           0.00%            0.66%
------------------------------------------------------------------------------------------------- ----------------------------------
   StocksPLUS Growth and
   Income Portfolio                  0.40%        N/A       0.15%         0.11%        0.66%           0.01%            0.65%
------------------------------------------------------------------------------------------------- ----------------------------------
ROYCE CAPITAL FUND
------------------------------------------------------------------------------------------------- ----------------------------------
   Royce Micro-Cap Portfolio         1.25%        N/A        0.00%        0.13%        1.38%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
SAFECO RESOURCE SERIES TRUST
------------------------------------------------------------------------------------------------- ----------------------------------
   SAFECO Equity Portfolio           0.74%        N/A       0.00%         0.03%        0.77%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
   SAFECO Growth Opportunities
   Portfolio                         0.74%        N/A       0.00%         0.05%        0.79%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.(13)
------------------------------------------------------------------------------------------------- ----------------------------------
   Limited-Term Bond Portfolio       0.70%        N/A       0.00%         0.00%        0.70%            N/A              N/A
------------------------------------------------------------------------------------------------- ----------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.(13)
------------------------------------------------------------------------------------------------- ----------------------------------
   International Stock               1.05%        N/A       0.00%         0.00%        1.05%            N/A              N/A
   Portfolio
------------------------------------------------------------------------------------------------- ----------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
------------------------------------------------------------------------------------------------- ----------------------------------
   Worldwide Hard Assets             1.00%       N/A        0.00%         0.23%        1.23%            N/A              N/A
   Fund(14)
------------------------------------------------------------------------------------------------------------------------------------

(7) Actual Total Annual Portfolio Operating Expenses were lower because a portion of the brokerage commissions that the Fidelity VIP Asset Manager(SM) Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, and Fidelity VIP Growth Portfolio paid was used to reduce the portfolios' expenses. In addition, through arrangements with the portfolios' custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the portfolios' custodian expenses. After taking into account these voluntary offsets, Total Annual Portfolio Operating Expenses for the Fidelity VIP Asset Manager(SM) Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, and Fidelity VIP Growth Portfolio were 0.61%, 0.64%, 0.56% and 0.61%, respectively, during 2002. These offsets may be discontinued at any time.

(8) The manager for the Fidelity VIP Asset Manager(SM) Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Index 500 Portfolio, and Fidelity VIP Investment Grade Portfolio has voluntarily agreed to reimburse shares of the portfolios to the extent that Total Annual Portfolio Operating Expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 1.25%, 1.00%, 1.50%, 1.50%, 0.28%, and 0.80%, respectively. This arrangement can be discontinued at any time.

(9) Through arrangements with the Fidelity VIP Investment Grade Bond Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the portfolio's custodian expenses. After taking into account these voluntary offsets, the

Total Annual Portfolio Operating Expenses for the Fidelity VIP Investment Grade Bond Portfolio were 0.53% during 2002. These offsets may be discontinued at any time.

(10) The adviser to the Neuberger Berman AMT Socially Responsive Portfolio has contractually agreed to waive and/or reimburse certain operating expenses, including the compensation of the adviser and excluding taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs, such that Total Annual Portfolio Operating Expenses do not exceed 1.50%. Taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs were 0.01% during 2002. Any excess expenses can be repaid to the adviser within three years of the year incurred, provided such recoupment would not cause each Portfolio to exceed its contractual expense limitation. This arrangement is in effect until December 31, 2006. Moreover, the adviser has voluntarily agreed to waive fees and/or reimburse certain operating expenses of the Neuberger Berman AMT Socially Responsive Portfolio to the extent the Portfolio's Total Annual Portfolio Operating Expenses exceed 1.30%, excluding taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs. After taking into account this arrangement, the Portfolio's Total Annual Portfolio Operating Expenses were 1.31% during 2002. This arrangement can be terminated at any time.

(11) The adviser for the OpCap Managed Portfolio and the OpCap Small Cap Portfolio has contractually agreed to reduce Total Annual Portfolio Operating Expenses to the extent that they would exceed 1.00% (net of any expense offset) of the average daily net assets. This arrangement will continue until at least 2013.

(12) PIMCO has contractually agreed to reduce Total Annual Portfolio Operating Expenses for the High Yield Portfolio, Real Return Portfolio, and StocksPLUS Growth and Income Fund Portfolio to the extent they would exceed, due to the payment of Trustees' fees, 0.75%, 0.65%, and 0.65%, respectively, of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This contractual arrangement will continue until the close of the current fiscal year, December 31, 2003.

The ratio of net expenses to average net assets excluding interest expense is 0.65% for the Real Return Portfolio.

(13) Management fees include the ordinary, recurring operating expenses of the
T. Rowe Price Limited Term Bond Portfolio and the T. Rowe Price International Stock Portfolio, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the independent directors of the T. Rowe Price Fixed Income Series, Inc. and the T. Rowe Price International Series, Inc.

 (14) The adviser for the Van Eck Worldwide Hard Assets Fund has voluntarily agreed to reduce or limit Other Expenses for the Portfolios. After taking into account these voluntary arrangements, Total Annual Portfolio Operating Expenses for the Van Eck Worldwide Insurance Trust Hard Assets Fund during 2002 were 1.20%.

EXAMPLES OF MAXIMUM CHARGES

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including contract owner transaction expenses, the contract fee, separate account charges, and maximum Annual Portfolio Operating Expenses.

--------------------------------------------------------------------------------
 Examples 1 and 2 assume that you invest $10,000 in the Contract with a DATE OF ISSUE WITHDRAWAL CHARGE OPTION for the time periods indicated. The Examples also assume that your investment has a 5% return each year.

 (1) If you fully withdraw from the Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period, your maximum charges would be:

                 ------------------------------------------------
                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
                 ------------------------------------------------
                   $1,131      $1,945      $2,837       $4,445

 (2) If you do not fully withdraw from your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period, your maximum charges would be:

                 ------------------------------------------------
                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
                 ------------------------------------------------
                    $431       $1,301      $2,183       $4,445

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Examples 3 and 4 assume that you invest $10,000 in the Contract with a DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION for the time periods indicated. The Examples also assume that your investment has a 5% return each year.

 (3) If you fully withdraw from your Contract (or if you elect to annuitize under a period certain option for a specified period of less than 10 years) at the end of the applicable time period, your maximum charges would be:

                 ------------------------------------------------
                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
                 ------------------------------------------------
                   $1,131      $1,761      $2,463       $4,445

 (4) If You do not withdraw from your Contract (or if you elect to annuitize under a life contingency option or under a period certain option for a minimum specified period of 10 years) at the end of the applicable time period, your maximum charges would be:

                 ------------------------------------------------
                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
                 ------------------------------------------------
                    $431       $1,301      $2,183       $4,445

--------------------------------------------------------------------------------

These Examples do not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). Different fees and expenses not reflected in the Examples may be assessed if you annuitize under a variable annuity payout option. These Examples assume you have elected the cumulative 10% free withdrawal amount option.

PLEASE REMEMBER THAT THE EXAMPLES ARE AN ILLUSTRATION AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE MORE OR LESS THAN THE 5% ASSUMED IN THE EXAMPLES.

The Examples also reflect the contract fee of $30 as an annual charge of .02% that is determined by dividing the total Contract Fee charges collected during 2002 by total average net assets attributable to the Contract during 2002.


CONDENSED FINANCIAL INFORMATION

Condensed financial information for the variable accounts is included at the end of this prospectus.

--------------------------------------------------------------------------------
ABOUT ILICO AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

INDIANAPOLIS LIFE INSURANCE COMPANY

ILICO, the depositor of the separate account, was incorporated in 1905 as a mutual life insurance company under the laws of the State of Indiana. ILICO continued to operate as a mutual life insurance company until it was demutualized effective May 18, 2001.

ILICO's demutualization was the first of a series of related transactions in which ILICO converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned indirect subsidiary of AmerUs Group Co. ("AmerUs"), a publicly-traded company organized under the laws of the State of Iowa. As a part of that series of transactions, the policyowners of ILICO exchanged their membership interests in ILICO for shares of common stock of AmerUs, cash and policy credits.

ILICO's primary business is the marketing, underwriting and issuance of individual policies of life insurance and the subsequent servicing of those policies. ILICO markets those policies through independent agents and is licensed to do business in the District of Columbia and all states except New Hampshire and New York.

AmerUs is the ultimate holding company of ILICO and had consolidated assets of $20.3 billion as of December 31, 2002.

IL Annuity and Insurance Company, the former depositor of the separate account, merged with and into its parent company, ILICO, pursuant to the state laws of Indiana and Kansas on June 30, 2003.

ILICO is obligated to pay all benefits under the Contract.

ILICO SEPARATE ACCOUNT 1

We established IL Annuity and Insurance Co. Separate Account 1 as a separate account under Massachusetts's insurance law on November 1, 1994. When IL Annuity and Insurance Company redomesticated to Kansas on December 29, 2000, the separate account became subject to the laws of the State of Kansas. On June 30, 2003, in connection with the merger of IL Annuity and Insurance Company with and into ILICO, IL Annuity and Insurance Co. Separate Account 1 changed its name to ILICO Separate Account 1 and is now subject to the laws of the State of Indiana.

The separate account will receive and invest net premium payments made under the Contracts and under other variable annuity contracts issued by ILICO.

Although the assets in the separate account are our property, the portion of the assets in the separate account equal to the reserves and other contract liabilities of the separate account are not chargeable with the liabilities arising out of any other business that we may conduct and that has no specific relation to or dependence upon the separate account. The assets of the separate account are available to cover our general liabilities only to the extent that the separate account's assets exceed its liabilities arising under the Contracts and any other contracts supported by the separate account. We have the right to transfer to the general account any assets of the separate account that are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are our general corporate obligations. Income, gains and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains or losses of any other separate account or of the Company.

The separate account is divided into variable accounts. Each variable account invests exclusively in shares of a single corresponding portfolio. The income, gains and losses, whether or not realized, from the assets allocated to each variable account are credited to or charged against that variable account without regard to income, gains or losses from any other variable account.

The separate account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the separate account, the funds or of us by the SEC.

--------------------------------------------------------------------------------
THE PORTFOLIOS
--------------------------------------------------------------------------------

Each variable account of the separate account invests exclusively in shares of a designated portfolio of a Fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Each Fund currently available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company.

The assets of each portfolio of each Fund are separate from the assets of that Fund's other portfolios, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the Funds is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of portfolio investments. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

In addition, the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of other such portfolios. We make no assurance, and no representation, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

An investment in a variable account, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due to insurance charges, the yields of the Money Market variable account may also become extremely low and possibly negative.

We cannot guarantee that each portfolio will always be available for this Contract. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objective of each portfolio is summarized below. WE GIVE NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES. You can find more detailed information, including a description of risks, fees and expenses of each portfolio in the prospectuses for the Funds that accompany this prospectus. CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. YOU SHOULD CAREFULLY READ THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE YOU INVEST.

PORTFOLIO                                       INVESTMENT OBJECTIVE/INVESTMENT ADVISER
---------                                       ---------------------------------------

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO    seeks long-term capital appreciation. The investment adviser is Fred Alger Management,
(CLASS O SHARES)                              Inc.

THE ALGER AMERICAN SMALL CAPITALIZATION       seeks long-term capital appreciation. The investment adviser is Fred Alger Management,
PORTFOLIO (CLASS O SHARES)                    Inc.

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO      seeks to obtain high total return with reduced risk over the long term by allocating
(INITIAL CLASS)                               its assets among stocks, bonds, and short-term instruments. The investment adviser is

                                              Fidelity Management & Research Company.  The sub-advisers are Fidelity Investments
                                              Money Management, Inc., Fidelity Investment Management and Research (U.K.) Inc. and
                                              Fidelity Management and Research (Far East) Inc.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO (INITIAL seeks long-term capital appreciation. The investment adviser is Fidelity Management &
CLASS)                                        Research Company.  The sub-advisers are Fidelity Investment Management and Research
                                              (U.K.) Inc., Fidelity Management and Research (Far East) Inc., Fidelity Investments
                                              Japan Limited, and FMR Co., Inc.

FIDELITY VIP EQUITY-INCOME PORTFOLIO          seeks reasonable income and will also consider the potential for capital appreciation.
(INITIAL CLASS)                               The investment adviser is Fidelity Management & Research Company.  The sub-adviser is
                                              FMR Co., Inc.

FIDELITY VIP GROWTH PORTFOLIO (INITIAL CLASS) seeks to achieve capital appreciation. The investment adviser is Fidelity Management &
                                              Research Company.  The sub-adviser is FMR Co., Inc.

FIDELITY VIP INDEX 500 PORTFOLIO (INITIAL     seeks investment results that correspond to the total return of common stocks publicly
CLASS)                                        traded in the United States, as represented by the Standard & Poor's 500SM Index.  The investment adviser is Fidelity Management & Research Company.  The sub-adviser is
                                              Bankers Trust Company.

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO  seeks as high a level of current income as is consistent with the preservation of
(INITIAL CLASS)                               capital. The investment adviser is Fidelity Management & Research Company.  The sub-adviser is Fidelity Investments Money Management, Inc.

FIDELITY VIP MONEY MARKET PORTFOLIO (INITIAL  seeks as high a level of current income as is consistent with preservation of capital
CLASS)                                        and liquidity. The investment adviser is Fidelity Management & Research Company.  The sub-adviser is Fidelity Investments Money Management, Inc.

FIRST EAGLE OVERSEAS VARIABLE FUND (FORMERLY  seeks long-term growth of capital. The investment adviser is Arnhold and S.
FIRST EAGLE SOGEN OVERSEAS VARIABLE FUND)     Bleichroeder Advisers, LLC.

NEUBERGER BERMAN AMT MID-CAP GROWTH FUND      seeks growth of capital. The investment adviser is Neuberger Berman Management, Inc.
(CLASS I)                                     The sub-adviser is Neuberger Berman, LLC.

NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE FUND seeks long-term growth of capital by investing primarily in securities of companies
(CLASS I)                                     that meet the portfolio's financial criteria and social policy. The investment adviser is Neuberger Berman Management, Inc.  The sub-adviser is Neuberger Berman, LLC.

PORTFOLIO                                       INVESTMENT OBJECTIVE/INVESTMENT ADVISER
---------                                       ---------------------------------------

OPCAP MANAGED PORTFOLIO                       seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on
                                              OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.
                                              The investment advisor is OpCap Advisors.

OPCAP SMALL CAP PORTFOLIO                     seeks capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalization under $2 billion at time of purchase. The investment adviser is OpCap Advisors.

PIMCO HIGH YIELD PORTFOLIO                    seeks maximum total return, consistent with preservation of capital and prudent investment management. The investment adviser is Pacific Investment Management Company
                                              LLC.

PIMCO REAL RETURN PORTFOLIO                   seeks maximum real return, consistent with the preservation of real capital and prudent investment management. The investment adviser is Pacific Investment Management
                                              Company LLC.

PIMCO STOCKSPLUS GROWTH AND INCOME PORTFOLIO  seeks total return which exceeds that of the S&P 500. The investment adviser is
                                              Pacific Investment Management Company LLC.

ROYCE MICRO-CAP PORTFOLIO                     seeks long-term growth of capital by investing primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies, those with market caps below $400 million. The investment adviser is Royce & Associates, LLC.

SAFECO EQUITY PORTFOLIO                       seeks long-term growth of capital and reasonable current income. The investment adviser is SAFECO Asset Management Company.

SAFECO GROWTH OPPORTUNITIES PORTFOLIO         seeks growth of capital. The investment adviser is SAFECO Asset Management Company.

T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO     seeks a high level of income consistent with moderate fluctuation in principal value.
                                              The investment adviser is T. Rowe Price Associates, Inc.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO   seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The investment adviser is T. Rowe Price
                                              International, Inc.

VAN ECK WORLDWIDE HARD ASSETS FUND            seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration. The investment adviser is Van Eck
                                              Associates Corporation.

------------------------------------------------------------------------------------------------------------------------------------

AVAILABILITY OF THE FUNDS

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to compliance with applicable laws and regulations, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums or contract value by existing owners or new Contract owners at any time, or substitute portfolio shares that are held by any variable account for shares of a different portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. The Funds, which sell their shares to the variable accounts pursuant to participation agreements, also may discontinue offering their shares to the variable accounts.

We also reserve the right in our sole discretion to establish additional variable accounts, or eliminate or combine one or more variable accounts, if marketing needs, tax considerations or investment conditions warrant. We will determine if new or substituted variable accounts will be available to existing contract owners. Subject to obtaining any approvals or consents required by law, we may transfer the assets of one or more variable accounts to any other variable account if, in our sole discretion, marketing, tax, or investment conditions warrant. For additional information regarding substitutions of investments and resolving conflicts among Funds, call the Service Center for a free copy of the SAI.

--------------------------------------------------------------------------------
THE PAY-IN PERIOD
--------------------------------------------------------------------------------

The pay-in period begins when your first premium payment is made and continues until you begin to receive annuity payments on the Annuity Start Date. The pay-in period will also end if you fully withdraw all of your contract value before the Annuity Start Date.

PURCHASING A CONTRACT

Notwithstanding anything to the contrary in this prospectus, the Contract is no longer offered for sale. However, ILICO continues to accept new premiums on, and process transfers for, existing Contracts.

You generally may purchase a Contract with a premium payment of $1,000 (less for some Qualified Contracts). The maximum first premium payment you may make is $250,000.

To purchase a Contract, you must submit an application to us either through one of our licensed representatives who is also a registered representative of IL Securities, Inc. or of a broker-dealer having a selling agreement with IL Securities, Inc. Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the tax code. We will not issue you a Contract if you are older than age 85 on the date of issue.

PREMIUM PAYMENTS

Premium payments generally must be at least $1,000 ($50 for IRAs). You may make premium payments at any time until the earliest of: (a) the Annuity Start Date;
(b) the date you fully withdraw all contract value; or (c) the date you reach age 85 (age 70 1/2 for traditional IRAs), although we may grant exceptions.

In any one contract year, we will not accept premium payments that total more than two times your first premium payment. We will not accept total premium payments in excess of $250,000. However, we reserve the right to waive these limitations.

Under the Automatic Premium Payment Plan, you may select a monthly payment schedule under which we will automatically deduct premium payments from a bank or credit union account or other source. The minimum amount of such payment is $1,000 per month.

CANCELLATION -- THE FREE-LOOK PERIOD

You have the right to cancel the Contract for any reason within 10 days after you receive it (or within 20 days of receipt if the Contract is replacing another annuity contract or insurance policy). In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must send a written or faxed request for cancellation and the returned Contract to the Service Center before the end of the free-look period. You may fax your request and Contract to 1-800-334-2023.

The amount that we will refund to you will vary according to state requirements. In most states, we will refund to you an amount equal to the sum of:

o the difference between the premium payments you paid and the amounts you allocated to the variable accounts and the fixed account under the Contract; AND
o the contract value as of the date we receive the Contract and the written or faxed request for cancellation at the Service Center.

You bear the investment risk for net premium payments allocated to the variable accounts during the free-look period.

A few states require us to return premium payments upon cancellation. If state law requires that premium payments be returned, we will refund to you the greater of:

o    the premium payments you paid under the Contract; AND
o the contract value (without the deduction of a withdrawal charge) on the date we receive your Contract and your written or faxed request for cancellation at our Service Center, plus any premium taxes we deducted.

In those states where we must return premium payments, we will place the money you allocated to a variable account into the Money Market variable account for a 15-day period following the date of issue. At the end of that period, we will direct the amount in the Money Market variable account to the variable accounts you selected on your application based on the allocation percentages you specified.

We will pay you a refund within 7 days after we receive your written or faxed request and the Contract at the Service Center.

Once we issue your refund, your Contract will be void and cannot be reinstated.

TAX-FREE "SECTION 1035" EXCHANGES

You can generally exchange one annuity contract for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender or withdrawal charge. If the exchange does not qualify for Section 1035 tax treatment, you may have to pay federal income tax, including a possible penalty tax, on your old contract. There will be a new withdrawal charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

DESIGNATING YOUR INVESTMENT OPTIONS

When you fill out your application, you will give us instructions on how to allocate your first net premium payment among the twenty-three variable accounts and the fixed account. The amount you direct to a particular variable account and/or to the fixed account must equal at least 1% of the premium payment.

Once we receive your premium payment and your completed application at the Service Center, we will issue your Contract and direct your first net premium payment within two (2) business days to the variable accounts and/or the fixed account in accordance with your instructions, subject to the limitations set forth above under "Cancellation -- The Free Look Period."

If you did not give us all the information we need, we will contact you. If we cannot complete the application within 5 business days, we will either send back your money immediately or obtain your permission to keep your money until we receive all the necessary information. Once the application is complete, we will direct your first net premium payment to the variable accounts and/or the fixed account according to your instructions within 2 business days, subject to the free look provisions.

We will credit any additional net premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our Service Center. Our business day closes when the New York Stock Exchange closes, usually at 4 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them the next business day. We will direct your net premium payment to the variable accounts and/or the fixed account according to your instructions in effect at the time we receive it. However, you may direct individual premium payments to a specific variable account and/or to the fixed account without changing your instructions. You may change your instructions directing your investments at any time by sending us a written request or by telephone authorization. Changing your instructions will not change the way existing contract value is apportioned among the variable accounts or the fixed account.

THE CONTRACT VALUE YOU DIRECT TO A VARIABLE ACCOUNT WILL VARY WITH THE INVESTMENT EXPERIENCE OF THAT VARIABLE ACCOUNT. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE VARIABLE ACCOUNTS. YOU SHOULD PERIODICALLY REVIEW YOUR PREMIUM PAYMENT ALLOCATION INSTRUCTIONS IN LIGHT OF MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES.

CHOOSING THE OWNERS, ANNUITANTS AND BENEFICIARIES

You are the annuitant, unless you state otherwise in the application. In certain cases, you may choose joint annuitants. Unless we permit otherwise, you may not change the annuitant(s) you name in the application without first transferring ownership of the Contract.

Naming different persons as owner and annuitant can affect the amount of the death benefit, whether an annuity payment is due, the amount of the annuity payment, and the recipient of the annuity payment. Use care when naming owners, annuitants and beneficiaries. If you have any questions concerning the criteria you should use when choosing the owners, annuitants and beneficiaries, consult your registered representative or the Service Center for further information.

--------------------------------------------------------------------------------
YOUR CONTRACT VALUE
--------------------------------------------------------------------------------

SEPARATE ACCOUNT VALUE

Your separate account value will reflect the investment experience of variable accounts you select, any net premium payments paid, any withdrawals or partial withdrawals, any transfers you made, and any charges assessed in connection with the Contract. We do not guarantee a minimum separate account value. A Contract's separate account value depends upon a number of variables, therefore it cannot be predetermined.

CALCULATING SEPARATE ACCOUNT VALUE

Your separate account value is determined at the end of each business day. The value will be the total of your Contract's value in each of the variable accounts. We determine your Contract's value in each variable account by multiplying that variable account's unit value for the relevant valuation period by the number of accumulation units of that variable account allocated to the Contract.

NUMBER OF ACCUMULATION UNITS

At the end of each business day, any amounts you allocate or transfer to the variable accounts will be converted into variable account accumulation units. We determine the number of accumulation units to be credited to your Contract by dividing the dollar amount being allocated or transferred to a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was allocated or transferred. The number of accumulation units in any variable account will be increased at the end of the business day by any net premium payments allocated to the variable account during the current business day and by any amounts transferred to the variable account from another variable account or from the fixed account during the current business day.

Any amounts transferred, withdrawn or deducted from a variable account will be processed by redeeming accumulation units. The number of accumulation units to be redeemed is determined by dividing the dollar amount being removed from a variable account by the accumulation unit value for that variable account at the end of the business day during which the amount was removed. The number of accumulation units in any variable account will be decreased at the end of the business day by:

o any amounts transferred (including any applicable transfer fee) from that variable account to another variable account or to the fixed account;
o    any amounts withdrawn;
o any withdrawal charge or premium tax assessed upon a partial or full withdrawal; and
o    the quarterly contract fees if assessed on that business day.

ACCUMULATION UNIT VALUE

The accumulation unit value for each variable account's first business day was set at $10. The accumulation unit value for a variable account is calculated for each subsequent business day by multiplying the accumulation unit value at the end of the immediately preceding business day by the Net Investment Factor for the business day for which the value is being determined. The Net Investment Factor reflects the separate account charges for the Contract that are assessed on a daily basis against the assets in each variable account.

You may obtain the formula for computing the Net Investment Factor by calling the Service Center and requesting a free copy of the SAI.

--------------------------------------------------------------------------------
TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

GENERAL

Before the Annuity Start Date and subject to the restrictions described below, you may transfer all or part of your contract value in a variable account or the fixed account to another variable account or the fixed account.

If you transfer money out of an Eligible Variable Account, you will reduce the value of Living Benefit guarantee. IT IS IMPORTANT THAT YOU READ THE SECTION ON "LIVING BENEFIT" BEFORE YOU MAKE A TRANSFER IF YOU HAVE SELECTED THE LIVING BENEFIT OPTION.

Transfers to the fixed account must be at least $1,000. Before the Annuity Start Date, you may transfer up to 20% of the fixed account value (as determined at the beginning of the contract year) from the fixed account to one or more of the variable accounts in any contract year. We measure a contract year from the anniversary of the day we issued your Contract. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

We will make transfers as of the business day on which we receive your written or faxed request or telephone authorization to transfer, provided we receive it at our Service Center before the close of our business day, usually 4:00 p.m. Eastern Time. The transfer will be processed based on the accumulation unit value determined at the end of the business day on which we receive your completed order. If we receive your request after the close of our business day, we will make the transfer as of the next business day. There currently is no limit on the number of transfers that you can make before the Annuity Start Date among or between variable accounts or to the fixed account.

EXCESSIVE TRADING LIMITS

Some contract owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market-timing firms will submit transfer requests on behalf of multiple contract owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with our ability or the ability of the underlying mutual funds to process transactions. This can potentially disadvantage contract owners not using market-timing firms. To avoid this, we may modify transfer rights of contract owners who use market-timing firms (or other third parties) to transfer funds on their behalf.

We reserve the right to limit transfers in any contract year, or to refuse any of your transfer requests if:

o we believe, in our sole discretion, that excessive trading by you, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any variable account or the share prices of any portfolio or would be detrimental to other contract owners; or

o we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other contract owners.

TRANSFER FEE

We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per contract year from and among the variable accounts. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge. See "Fees and Charges."

--------------------------------------------------------------------------------
CONTRACT OWNER SERVICES
--------------------------------------------------------------------------------

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program permits you to systematically transfer (on a monthly or quarterly basis) a set dollar amount from one or more variable accounts or the fixed account to any other variable accounts. The fixed dollar amount will purchase more accumulation units of a variable account when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The DCA method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

You may elect to participate in the DCA program when you complete your application, or at any other time before the Annuity Start Date, by sending us a written request. To use the DCA program, you must transfer at least $100 to each variable account. Once you elect the program, it remains in effect for the life of the Contract until the value of the variable account from which transfers are being made is depleted, and/or the value of the fixed account is expended, or until you cancel the program by written request or by telephone request if we have your telephone authorization on file. There is no additional charge for DCA, and a transfer under this program is not considered a transfer for purposes of assessing a transfer change. We reserve the right to discontinue offering the DCA program at any time and for any reason.

DCA from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based.

ENHANCED DOLLAR COST AVERAGING

When you purchase your Contract, you may choose an Enhanced Dollar Cost Averaging ("Enhanced DCA") program. This program allows you to place all or a portion of your Initial Net Premium Payment in the fixed account for a 6-month period of time. During that time, you will earn a higher rate of interest on the diminishing balance of assets remaining in the Enhanced DCA account than is currently credited to the standard fixed account. Transfers will occur each month over the six month period with the final transfer including all amounts remaining in the fixed account.

Premium payments over $250,000 will require our approval. Enhanced DCA transfers may only be made into the variable accounts you select. You must choose a fixed dollar amount of at least $100 to be transferred from the fixed account each month.

We will process transfers under the Enhanced DCA program until either the amounts in the Enhanced DCA account are exhausted, or you instruct us to stop transfers by sending a written or faxed request to the Service Center, or by telephone request (if we have your telephone authorization on file). If you stop transfers under this program, you will no longer receive the higher Enhanced DCA interest rate. Unless you instruct us otherwise, when we receive your written notice to discontinue transfers under the Enhanced DCA program, we will automatically transfer the amount remaining under the Enhanced DCA program to the standard fixed account. If you cancel your Contract during the free-look period, we will credit the standard fixed account rate to any amounts you allocated to the Enhanced DCA program.

Transfers under the Enhanced DCA program do not count towards the 12 transfers we allow each contract year without charge.

Amounts you allocate to the Enhanced DCA program will not be included in the Living Benefit guarantee.

INTEREST SWEEP

Before the Annuity Start Date, you may elect to have any interest credited to the fixed account automatically transferred on a quarterly basis to one or more variable accounts. There is no charge for interest sweep transfers and an interest sweep transfer is not considered a transfer for purposes of assessing a transfer charge. Amounts transferred out of the fixed account due to an interest sweep transfer are counted toward the 20% of fixed account value that may be transferred out of the fixed account during any contract year. We reserve the right to discontinue offering the Interest Sweep program at any time and for any reason.

AUTOMATIC ACCOUNT BALANCING

Once your money has been allocated among the variable accounts, the performance of each variable account may cause your allocation to shift. You may instruct us to automatically rebalance your variable account values (on a monthly or quarterly basis) to return to the percentages specified in your allocation instructions. You may elect to participate in the Automatic Account Balancing program when you complete your application or at any other time before the Annuity Start Date by sending us a written request. Your percentage allocations must be in whole percentages and be at least 1% per allocation. You may start and stop Automatic Account Balancing at any time by sending us a written request or by telephone request, if we have your telephone authorization on file. There is no additional charge for using Automatic Account Balancing, and an Automatic Account Balancing transfer is not considered a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering the Automatic Account Balancing program at any time and for any reason.

Automatic Account Balancing from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based.

--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Contract owners may withdraw some or all of their contract value before the earlier of the Annuity Start Date or the last surviving annuitant's death. We must receive a properly completed withdrawal request that contains your original signature.

If you live in a community property state, your spouse must also sign the withdrawal request.

You may have to pay federal income taxes on any money you withdraw. If you take a withdrawal before age 59 1/2, a federal penalty tax may apply. Access to amounts in Qualified Contracts may be restricted or prohibited.

We will pay any amounts withdrawn from the variable accounts within 7 days. However, we may suspend or postpone payment under the conditions specified below. See "Payments."

FULL WITHDRAWALS

At any time before the Annuity Start Date, you may withdraw fully from the Contract for its surrender value.

When you request a full withdrawal, your Contract must accompany your written request. We will not accept faxed requests for full withdrawals.

The surrender value is equal to:

o    the contract value; MINUS
o    any applicable withdrawal charges; MINUS
o    any premium taxes not previously deducted; and MINUS
o    the quarterly contract fee unless waived.

For Qualified Contracts, any outstanding loan balance is also deducted.

The value you receive upon full withdrawal from the Contract may be more or less than the total of all premium payments made to the Contract.

The surrender value will be determined as of the business day on which we receive your written request for a full withdrawal, plus your Contract, at our Service Center provided we receive them before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive them after the close of our business day, we will determine the surrender value as of the next business day. The surrender value will be paid in a lump sum unless you request payment under a payout plan. A full withdrawal may have adverse federal income tax consequences, including a penalty tax. See "Federal Tax Matters."

PARTIAL WITHDRAWALS

At any time before the Annuity Start Date, you may send a written request to us to withdraw part of your contract value. You must withdraw at least $250.

We will accept faxed requests for partial withdrawals of $50,000 or less, provided the requests are received at 1-800-334-2023, and the withdrawal proceeds are being sent to the address of record.

We will withdraw the amount you request from the contract value as of the business day on which we receive your written request for the partial withdrawal at our Service Center, provided we receive it before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive your request after the close of our business day, we will make the withdrawal as of the next business day. We will then reduce the amount remaining in the Contract by any applicable withdrawal charge. Your contract value after a partial withdrawal must be at least $1,000. If your contract value after a partial withdrawal is less than $1,000, we reserve the right to pay you the surrender value in a lump sum.

You may specify how much you wish to withdraw from each variable account and/or the fixed account. If you do not specify, or if you do not have sufficient assets in the variable accounts or fixed account you specified to comply with your request, we will make the partial withdrawal on a pro rata basis from the fixed account and those variable accounts in which you are invested. We will base the pro rata reduction on the ratio that the value in each variable account and the fixed account has to the entire contract value before the partial withdrawal.

If you withdraw money from an Eligible Variable Account, you will reduce the value of the Eligible Premium Payment on which your Living Benefit is based. IT IS IMPORTANT THAT YOU READ THE SECTION ON "LIVING BENEFIT" BEFORE YOU MAKE A WITHDRAWAL IF YOU HAVE SELECTED THE LIVING BENEFIT OPTION.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. SEE "FEDERAL TAX MATTERS."

SYSTEMATIC WITHDRAWAL

The Systematic Withdrawal program provides an automatic monthly or quarterly payment to you from the amounts you have accumulated in the variable accounts and/or the fixed account. The minimum amount you may withdraw is $100. The maximum amount that may be transferred and withdrawn out of the fixed account in any contract year (transfers, systematic withdrawals and partial withdrawals) is 20% of the fixed account value as determined at the beginning of the contract year. To use the program, you must maintain a $1,000 balance in your Contract. You may elect to participate in the Systematic Withdrawal program at any time before the Annuity Start Date by sending a written request to our Service Center. Once you elect the program, it remains in effect unless the balance in your Contract drops below $1,000. You may cancel the program at any time by sending us a written request or by calling us by telephone if we have your telephone authorization on file.

We will assess a withdrawal charge on these withdrawals, unless the amount you withdraw under the Systematic Withdrawal program qualifies as a free withdrawal amount or unless withdrawal charges no longer apply to the amounts withdrawn. Withdrawals under the Systematic Withdrawal program are permitted a free withdrawal amount during the first contract year. You should check with the Service Center each month before a systematic withdrawal is taken to learn whether withdrawal charges would apply. We do not deduct any other charges for this program.

All systematic withdrawals will be paid to you on the same day each month, provided that day is a business day. If it is not, then payment will be made on the next business day. You can elect to receive payments only on the 1st through the 28th of the month. Systematic withdrawals may be taxable, subject to withholding, and subject to a 10% penalty tax. We reserve the right to discontinue offering the Systematic Withdrawal program at any time and for any reason.

Systematic withdrawals from an Eligible Variable Account will reduce the value of the Eligible Premium Payment on which the Living Benefit is based.

FULL AND PARTIAL WITHDRAWAL RESTRICTIONS

Your right to make full and partial withdrawals is subject to any restrictions imposed by any applicable law or employee benefit plan.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN TYPES OF CONTRACTS

There are certain restrictions on full and partial withdrawals from Contracts used as funding vehicles for tax code section 403(b) retirement programs.
Section 403(b)(11) of the tax code restricts the distribution under section 403(b) annuity contracts of: elective contributions made in years beginning after December 31, 1988, earnings on those contributions, and earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

--------------------------------------------------------------------------------
CONTRACT LOANS
--------------------------------------------------------------------------------

If your Contract is issued to you in connection with retirement programs meeting the requirements of section 403(b) of the tax code, other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974, you may borrow from us using your Contract as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the tax code. You should, therefore, consult your tax and retirement plan advisers before taking a contract loan.

At any time prior to the year you reach age 70 1/2, you may borrow the lesser of:

o    the maximum loan amount permitted under the tax code; or
o 90% of the surrender value of your Contract less any existing loan amount, determined as of the date of the loan.

Loans that exceed the maximum amount permitted under the tax code will be treated as a taxable distribution rather than a loan. The minimum loan amount is $1,000. We will only make contract loans after approving your written application. You must obtain the written consent of all assignees and irrevocable beneficiaries before we will give a loan.

In addition, in order to comply with the requirements of the tax code, loans must be repaid in substantially equal installments, at least quarterly, over a period of no longer than five years (which can be longer for certain home loans). If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax. Additionally, the treatment of the Contract under section 403(b) of the tax code may be adversely affected.

When a loan is made, we will transfer an amount equal to the amount borrowed from separate account value or fixed account value to the loan account. The loan account is part of our general account, and contract value in the loan account does not participate in the investment experience of any variable account or fixed account. You must indicate in the loan application from which variable accounts or fixed account, and in what amounts, contract value is to be transferred to the loan account. In the absence of any such instructions from you, the transfer(s) are made prorata on a last-in, first-out ("LIFO") basis from all variable accounts having separate account value and from the fixed account. You may repay the loans at any time before the Annuity Start Date. Upon the repayment of any portion of a loan, we will transfer an amount equal to the repayment from the loan account to the variable account(s) or fixed account as designated by you or according to your current premium payment allocation instructions.

We charge interest on contract loans at an effective annual rate of 6.0%. We pay interest on the contract value in the loan account at rates we determine from time to time but never less than an effective annual rate of 3.0%. Consequently, the net cost of a loan is the difference between 6.0% and the rate being paid from time to time on the contract value in the loan account. We may declare from time to time higher current interest rates. Different current interest rates may be applied to the loan account than the rest of the fixed account. If not repaid, loans will automatically reduce the amount of any death benefit, the amount payable upon a partial or full withdrawal of contract value and the amount applied on the Annuity Start Date to provide annuity payments. Any loan amount outstanding at the time of your death or the death of the annuitant is deducted from any death benefit paid. In addition, a contract loan, whether or not repaid, will have a permanent effect on the contract value because the investment experience of the separate account and the interest rates applicable to the fixed account do not apply to the portion of contract value transferred to the loan account. The longer the loan remains outstanding, the greater this effect is likely to be.

DEFAULT OF CONTRACT

If at any time, the loan amount of a Contract exceeds the surrender value, the Contract will be in default. In this event, we will send you a written notice of default stating the amount of loan repayment needed to reinstate the Contract, and you will have 60 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 60 days, we will terminate the Contract without value.

--------------------------------------------------------------------------------
DEATH BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFITS BEFORE THE ANNUITY START DATE

BASIC DEATH BENEFIT

The beneficiary will receive a death benefit if the last surviving annuitant dies before the Annuity Start Date. If you do not choose the enhanced death benefit option, the basic death benefit will be equal to the greater of:

o the sum of all premium payments made under the Contract, LESS partial withdrawals, as of the date we receive due proof of the deceased's death and payment instructions; or
o the contract value as of the date we receive due proof of the deceased's death and payment instructions.

In determining the death benefit, we will also subtract any applicable premium taxes not previously deducted.

ENHANCED DEATH BENEFIT

You may select the enhanced death benefit option only when you purchase your Contract. The enhanced death benefit amount is initially set on the first Death Benefit Anniversary and equals the greater of: (a) the sum of premium payments, MINUS partial withdrawals; or (b) contract value, on that date. The minimum amount of the enhanced death benefit will be reset on each Death Benefit Anniversary (that is, every third contract anniversary) if the contract value on such Death Benefit Anniversary is greater than the contract value on any previous Death Benefit Anniversary. Once reset, this value will never decrease unless partial withdrawals are made.

The enhanced death benefit will equal the greater of:

o the contract value as of the date we receive due proof of the annuitant's death and payment instructions (which is the date we determine the death benefit); or
o the highest contract value as of any Death Benefit Anniversary preceding the date the enhanced death benefit is determined, plus any premium payments, and minus any withdrawals and charges incurred between such Death Benefit Anniversary and the date the enhanced death benefit is determined.

In determining the enhanced death benefit, we will also subtract any applicable premium taxes not previously deducted.

The enhanced death benefit expires at the annuitant's age 75. After that time, the enhanced death benefit is equal to the basic death benefit.

LOANS

If the Contract is a Qualified Contract, we will also deduct any outstanding loan amount on the date the death benefit is paid from the death benefit.

DISTRIBUTION UPON THE CONTRACT OWNER'S DEATH

If you own the Contract with another person, and one of you dies before the Annuity Start Date, the survivor becomes the sole beneficiary regardless of your designation. If there is no surviving contract owner, your named beneficiary will become the contract owner upon your death. (You may name primary and contingent beneficiaries.) If you have named two or more primary beneficiaries, they will share equally in the death benefit (described below) unless you have specified otherwise. If there are no living primary beneficiaries at the time of your death, payments will be made to those contingent beneficiaries who are living when payment of the death benefit is due. If all the beneficiaries have predeceased you, we will pay the death benefit to your estate. If you or a joint owner who is the annuitant dies before the Annuity Start Date, then the provisions relating to the death of an annuitant (described below) will apply.

If you are not the annuitant and you die before the annuitant and before the Annuity Start Date, then the following options are available to your beneficiary:

1. the beneficiary may elect to receive the contract value, LESS any premium taxes not yet deducted, in a single sum within 5 years of the deceased owner's death; or

2. such beneficiary may elect to receive the contract value paid out under one of the approved payout plans, provided that distributions begin within one year of the deceased owner's death and the distribution period under the payout plan is for the life of, or for a period not exceeding the life expectancy of, the beneficiary.

If the beneficiary does not elect one of the above plans, we will pay the contract value, LESS any premium taxes not yet deducted, within five years from the date of the deceased owner's death.

However, if the sole beneficiary is the spouse of the deceased owner, the spouse may elect to continue the Contract as the new owner.

Under any of the distribution plans in this section, the beneficiary may exercise all ownership rights and privileges from the date of the deceased owner's death until the date that the contract value is paid. Similar rules apply to Qualified Contracts. The above distribution requirements will apply only upon the death of the first joint owner.

DISTRIBUTION UPON THE DEATH OF THE LAST SURVIVING ANNUITANT

If the last surviving annuitant (including an owner who is the annuitant) dies before the Annuity Start Date, we will pay the death benefit, described above in "Death Benefits Before the Annuity Start Date", in a lump sum to your named beneficiaries within five years after the date of the annuitant's death. If you have named two or more primary beneficiaries, they will share equally in the death benefit unless you have specified otherwise. If there are no living primary beneficiaries at the time of the last surviving annuitant's death, payments will be made to those contingent beneficiaries who are living when payment of the death benefit is due. If all the beneficiaries have predeceased the last surviving annuitant, we will pay the death benefit to you, if living, or the annuitant's estate. In lieu of a lump sum payment, the beneficiary may elect, within 60 days of the date we receive due proof of the annuitant's death, to apply the death benefit to a payout plan.

If you are also the annuitant and you die, the provisions described immediately above apply, except that the beneficiary may only apply the death benefit payment to a payout plan if:

o payments under the option begin within one (1) year of the annuitant's death; and
o payments under the option are payable over the beneficiary's life or over a period not greater than the beneficiary's life expectancy.

DEATH OF PAYEE ON OR AFTER THE ANNUITY START DATE

If the payee dies on or after the Annuity Start Date, any joint payee becomes the sole payee. If there is no joint payee, the successor payee becomes the sole payee. If there is no successor payee, the remaining benefits are paid to the estate of the last surviving payee. The death of the payee on or after the Annuity Start Date will have the effect stated in the payout plan pursuant to which annuity payments are being made. If any contract owner dies on or after the Annuity Start Date, any payments that remain must be made at least as rapidly as under the payout plan in effect on the date of the contract owner's death.

--------------------------------------------------------------------------------
THE LIVING BENEFIT
--------------------------------------------------------------------------------

THE LIVING BENEFIT FEATURE IS NOT AVAILABLE IF YOU PURCHASED THE CONTRACT AFTER DECEMBER 31, 2001.

The Living Benefit guarantees that on the Contract's tenth anniversary, the minimum value in each Eligible Variable Account will be the Initial Net Premium Payment you allocated immediately to each Eligible Variable Account, provided certain conditions are met. If you elect the Living Benefit option at the time of application and if you do not choose to receive annuity payments until you have owned the Contract for at least 10 years, we will calculate the Living Benefit for each Eligible Variable Account on the Living Benefit Date. The Living Benefit will be credited to an Eligible Variable Account if the value of the Eligible Variable Account on the Living Benefit Date is less than the current value of the Eligible Premium Payment for that Eligible Variable Account.

We do not assess a charge for the Living Benefit.

An Eligible Premium Payment is that portion of your Initial Net Premium Payment that you allocated immediately to a particular Eligible Variable Account. It will be reduced by a percentage of all withdrawals and transfers you make out of that Eligible Variable Account.

The Living Benefit that we will credit to a particular Eligible Variable Account on the Living Benefit Date is:

o the value of the Eligible Premium Payment for that particular Eligible Variable Account; MINUS
o a percentage of all withdrawals and transfers from that Eligible Variable Account; MINUS
o    the value of that Eligible Variable Account on the Living Benefit Date.

The Living Benefit Date is 10 years after the date of issue.

Amounts you allocate to the Enhanced DCA program will not be included in the Living Benefit guarantee.

If the Contract is owned by persons who are spouses at the time one joint owner dies, the Living Benefit Date will remain the same date. If the Contract is owned by joint owners who are not spouses and one of the joint owners dies before the Living Benefit Date, the original Living Benefit Date remains in effect provided no distributions have occurred as a result of the owner's death. Currently, all variable accounts are Eligible Variable Accounts.

You will not receive the Living Benefit if you choose an Annuity Start Date that is earlier than the Living Benefit Date.

A TRANSFER OR A PARTIAL WITHDRAWAL OF NET PREMIUM PAYMENTS OUT OF AN ELIGIBLE VARIABLE ACCOUNT WILL REDUCE THE VALUE OF ELIGIBLE PREMIUM PAYMENT FOR THE ELIGIBLE VARIABLE ACCOUNT IN THE SAME PROPORTION AS THE TRANSFER OR WITHDRAWAL REDUCED THE VALUE OF THE ELIGIBLE VARIABLE ACCOUNT. EXAMPLES #3 AND #4 BELOW ILLUSTRATE HOW THIS FEATURE OF THE LIVING BENEFIT WORKS.

For purposes of calculating the value of an Eligible Variable Account, we deem all transfers and withdrawals to be first a withdrawal of net premium payments, then of earnings. Transfers out of an Eligible Variable Account include transfers resulting from Dollar Cost Averaging or Automatic Account Balancing. Withdrawals out of an Eligible Variable Account include withdrawals resulting from the systematic withdrawal payments.

The following examples illustrate how the Living Benefit works:

EXAMPLE #1:

Suppose you buy a Contract with an Initial Net Premium Payment of $50,000 and immediately allocate the $50,000 to an Eligible Variable Account. You do not withdraw or transfer any amounts from the Eligible Variable Account. As of the Living Benefit Date (which is ten years later), $50,000 is the current value of the Eligible Premium Payment on the Living Benefit Date.

We will calculate the Living Benefit for the Eligible Variable Account by comparing the current value of the Eligible Premium Payment in the Eligible Variable Account on the Living Benefit Date ($50,000) to the value of the Eligible Variable Account on the Living Benefit Date. In this example, if the value of the Eligible Variable Account is less than $50,000 (the current value of the Eligible Premium Payment) on the Living Benefit Date, we will automatically credit the difference to contract value.

EXAMPLE #2:

Assume the same facts as in Example #1, except that you specify an Annuity Start Date of the sixth contract anniversary and begin to receive payments under one of the payout options available under the Contract. On the Living Benefit Date, we will not calculate the Living Benefit and will not credit a Living Benefit to contract value. By selecting an Annuity Start Date (the 6th contract anniversary) that is earlier than the Living Benefit Date (10 years from the date of issue), you forfeited all eligibility for the Living Benefit.

EXAMPLE #3:

Assume the same facts as in Example #1, except that you transfer $40,000 from the Eligible Variable Account in the eighth contract year. At that time, the total value of the Eligible Variable Account is $100,000. The transfer of $40,000 reduced the value of the Eligible Variable Account by 40% ($40,000/$100,000 = .40). No additional transfers or withdrawals are made prior to the Living Benefit Date. On the Living Benefit Date, the initial value of the Eligible Premium Payment ($50,000) is reduced by 40% to take into account the transfer in the eighth contract year ($50,000 X .40 = $20,000), leaving $30,000 ($50,000 - $20,000 = $30,000). If on the Living Benefit Date the value of the Eligible Variable Account is less than $30,000, we will automatically credit the difference to contract value.

EXAMPLE #4:

Assume the same facts as in Example #1, except that in the fourth contract year you deposit (or transfer) an additional $50,000 premium payment into the Eligible Variable Account. In the eighth contract year when the value of the Eligible Variable Account is $150,000, the Owner withdraws $40,000. The withdrawal reduced the value of the Eligible Variable Account by 26.667% ($40,000/ $150,000 = .26667). No additional transfers or withdrawals are made before the Living Benefit Date. On the Living Benefit Date, the initial value of the Eligible Premium Payment is $50,000. (The second Premium Payment of $50,000 does not qualify as an Eligible Premium Payment because it was made after the date of issue.) This Eligible Premium Payment is then reduced by 26.667% to take into account the transfer in the eighth contract year ($50,000 X .26667 = $13,333.33), leaving $36,666.67 ($50,000 - $13,333.33 = $36,666.67). If on the
Living Benefit Date the value of the Eligible Variable Account is less than $36,666.67, we will automatically credit the difference to your contract value.

EXAMPLE #5:

Spousal Joint Owners: If the Contract is owned by joint owners who are spouses at the time one of the joint owners dies, the surviving spouse may continue the Contract. The Living Benefit Date will remain unchanged as 10 years from the date of issue. On that date, we will calculate the Living Benefit for each Eligible Variable Account with value.

EXAMPLE #6:

If the Contract is owned by joint owners who are not spouses and one of the joint owners dies, the Living Benefit will be calculated on the original Living Benefit Date, provided the survivor has not received any distributions as a result of the owner's death.

We will continue to pay a Living Benefit on an Eligible Premium Payment allocated to an Eligible Variable Account if:

o the portfolio underlying an Eligible Variable Account changes its investment objective;
o we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the separate account; or
o shares of a portfolio underlying an Eligible Variable Account are no longer available for investment by the separate account and we are forced to redeem all shares of the portfolio held by the Eligible Variable Account.

--------------------------------------------------------------------------------
FEES AND CHARGES
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE

GENERAL

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to us. However, we will deduct any applicable withdrawal charge if you fully or partially withdraw contract value before the Annuity Start Date. We do not assess a withdrawal charge on withdrawals made in the event the Contract terminates due to your death or the death of the annuitant, or if you decide to begin to receive annuity payments and you choose an annuity payout plan with a life contingency or an annuity payout plan with a period certain of at least 10 years.

The amount of the withdrawal charge you may incur depends on the withdrawal charge option you choose at the time you purchase your Contract. ONCE YOU CHOOSE YOUR WITHDRAWAL CHARGE OPTION, YOU CANNOT CHANGE IT.

If your initial premium payment is $100,000 or more, you may choose one of two free withdrawal options at the time you complete your application.

WITHDRAWAL CHARGE OPTIONS

When you purchase your Contract, you must choose between two withdrawal charge options:

1. The DATE OF ISSUE WITHDRAWAL CHARGE OPTION: This option is designed for the owner who wishes to make additional premium payments periodically over the life of the Contract. The charge expires after the ninth contract year, benefiting those owners who intend to continue to make premium payments after the ninth contract year.

2. The DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION is more suitable for the owner who currently intends to make only a single premium payment or several premium payments close in time to the date the Contract is issued. This withdrawal charge option is not designed for the owner who intends to make additional premium payments over an extended period of time because each time you make another premium payment, the seven-year period for paying the withdrawal charge begins again with respect to that payment.

The withdrawal charge is separately calculated for each withdrawal you make. For purposes of calculating the withdrawal charge, the money that has been held the longest in the Contract will be deemed to be the first money withdrawn. This is called the "first in, first out" method of accounting or "FIFO." In addition, amounts subject to the withdrawal charge will be deemed to be first from premium payments, and then from earnings. This means that we will not deduct a withdrawal charge on withdrawals of that portion of your contract value that exceeds the sum total of your premium payments.

IF YOU CHOOSE THE DATE OF ISSUE WITHDRAWAL CHARGE OPTION: Prior to the Annuity Start Date, we will impose a withdrawal charge on all partial or full withdrawals of premium payments that you make during the first nine complete contract years if the amount of the withdrawal exceeds the free withdrawal amount. The withdrawal charge is calculated as a percentage of the amount you withdraw based on the number of years between the date we receive your written or faxed request for withdrawal and the date of issue. The rate of the withdrawal charge is listed in the table below. Under this option, no withdrawal charge is deducted from full or partial withdrawals that you make in contract years ten and later.

                                CHARGE AS
                               PERCENTAGE
     CONTRACT                  OF PREMIUM
       YEAR                     PAYMENTS
       ----                     --------

        1-6                        7.0%
         7                         6.0
         8                         4.0
         9                         2.0
        10+                          0


IF YOU CHOOSE THE DATE OF PREMIUM PAYMENT WITHDRAWAL CHARGE OPTION: Prior to the Annuity Start Date, we will calculate the withdrawal charge by determining the length of time between the date we receive your written or faxed request for a withdrawal and the date you made the premium payment being withdrawn. We will deduct a withdrawal charge if you withdraw a premium payment that we have held for less than seven complete premium payment years if it is greater than the free withdrawal amount.

                                CHARGE AS
                               PERCENTAGE
      PREMIUM                  OF PREMIUM
   PAYMENT YEAR                 PAYMENTS
   ------------                 --------

         1                         7.0%
         2                         6.0
         3                         5.0
         4                         4.0
         5                         3.0
         6                         2.0
         7                         1.0
         8+                          0


Any applicable withdrawal charge is deducted pro-rata from the remaining value in the variable accounts or fixed account from which the withdrawal is being made. If such remaining separate account value or fixed account value is insufficient for this purpose, the withdrawal charge is deducted pro-rata from all variable accounts and the fixed account in which the Contract is invested based on the remaining contract value in each variable account and the fixed account.

FREE WITHDRAWAL AMOUNT

After the first contract year, you may withdraw a portion of your contract value without incurring a withdrawal charge. This amount is called the free withdrawal amount. Withdrawals under the Systematic Withdrawal program are also permitted a free withdrawal amount, as determined below, during the first contract year. If your initial premium payment is less than $100,000, the free withdrawal amount is 10% of contract value each year, as determined at the beginning of the contract year. If you do not withdraw the full 10% in any contract year after the first, the remaining amount does not roll over to the next contract year.

If your initial premium payment is $100,000 or more, the free withdrawal amount depends on the free withdrawal option you choose at the time you purchase your Contract. Once you choose an option, you cannot change it.

IF YOU CHOOSE THE CUMULATIVE 10% OPTION: After the first contract year, you may withdraw up to 10% of your contract value as of the beginning of each contract year and we will not charge you a withdrawal charge on that amount. If you do not withdraw the full 10% in any one contract year, the remaining percentage may be rolled over to the next contract year, up to a maximum of 50% of contract value after 5 years measured as of the beginning of each contract year.

IF YOU CHOOSE THE EARNINGS OPTION: After the first contract year, you may withdraw part or all of your earnings under the Contract at any time without incurring a withdrawal charge. Earnings are equal to your contract value minus premium payments, transfers and partial withdrawals that are not considered free withdrawals.

Amounts withdrawn in excess of the free withdrawal amount will be assessed a withdrawal charge, depending on the withdrawal charge option you choose. Free withdrawals may be subject to the 10% federal penalty tax if made before you reach age 59 1/2. They also may be subject to federal income tax.

These options may not be available in all states.

WAIVER OF WITHDRAWAL CHARGE

If state law permits, we will waive the withdrawal charge if the annuitant or the annuitant's spouse is confined for a specified period to a hospital or a long term care facility. If the annuitant becomes terminally ill before the Annuity Start Date and if permitted by state law, we will waive the withdrawal charge on any full withdrawal or any partial withdrawal, provided the partial withdrawal is at least $500 and a $5,000 balance remains in the accounts after the withdrawal. We must receive your written request to waive the charge before the Annuity Start Date. These waivers are described in more detail in the Contract.

Under the terms of the Post-Secondary Education Rider, if you, your spouse, your child or the annuitant is enrolled in a college, university, vocational, technical, trade or business school, we will waive the withdrawal charge on one withdrawal of up to 20% of contract value in each contract year before the Annuity Start Date while the annuitant is alive, so long as this waiver is permitted by state law. The maximum withdrawal permitted under the Post-Secondary Education Rider, when combined with the free withdrawal amount, is 20% of contract value per contract year. Before the withdrawal, we must receive at our Service Center written proof of enrollment to our satisfaction within one (1) year of the date of enrollment.

EMPLOYEE AND AGENT PURCHASES

If state law permits, we will waive the withdrawal charge on any full or partial withdrawals from Contracts sold to agents or employees of ILICO (or its affiliates and subsidiaries).

CONTRACT FEE

At the end of each Contract quarter (or on the date of full withdrawal of contract value) before the Annuity Start Date, we will deduct from the contract value a quarterly contract fee of $7.50 as reimbursement for our administrative expenses relating to the Contract. The fee will be deducted from each variable account and the fixed account based on the proportion that the value in each such variable account and the fixed account bears to the total contract value.

We will not charge the contract fee after an annuity payout plan has begun. Deduction of the contract fee is currently waived for all Qualified Contracts. We also currently waive deduction of the contract fee for Non-Qualified Contracts whose cumulative premium payments on the date the contract fee is assessed are equal to or greater than $100,000. We reserve the right to modify this waiver upon 30 days written notice to you.

ASSET-BASED ADMINISTRATIVE CHARGE

We deduct a daily administrative charge as compensation for certain expenses we incur in the administration of the Contract. We deduct the charge from your assets of the separate account at an annual rate of 0.15%. We will continue to assess this charge after the Annuity Start Date if annuity payments are made on a variable basis. There is no necessary relationship between the amount of this administrative charge and the amount of expenses that may be attributable to a particular Contract.

MORTALITY AND EXPENSE RISK CHARGE

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your assets of the separate account. The charge is at a daily rate of 0.003404%. On an annual basis this rate is 1.25%. We continue to assess this charge at an annual rate of 1.25% if annuity payments are made on a variable basis either before or after the Annuity Start Date.

The mortality risk we assume is that annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

TRANSFER FEE

A transfer fee of $25 will be imposed for the 13th and each subsequent transfer during a contract year. Each written request would be considered to be one transfer, regardless of the number of variable accounts affected by the transfer. We deduct the transfer fee from the variable account from which the transfer is made. If a transfer is made from more than one variable account at the same time, the transfer fee would be deducted pro-rata from the remaining separate account value in such variable account(s). We may waive the transfer fee. We do not charge a transfer fee for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge. Dollar cost averaging and Automatic Account Balancing are not considered transfers for purposes of assessing a transfer fee.

PORTFOLIO FEES AND CHARGES

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. You pay these fees and charges indirectly. For 2002, these charges ranged from 0.29% to 1.51% (including contractual fee waivers and/or reimbursements). In addition, one portfolio deducts 12b-1 fees and three portfolios deduct service fees. See the Fee Table in this Prospectus and the prospectuses for the portfolios.

We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation is based on the value of portfolio shares held for the Contracts and may be significant. We also receive the service fees and all or a portion of the 12b-1 fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios pay us more than others. For more information, call the Service Center for a free copy of the SAI.

PREMIUM TAXES

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If necessary, we will deduct the cost of such taxes from the value of your Contract either:

o from premium payments as we receive them,
o from contract value upon partial or full withdrawal,
o when annuity payments begin, or
o upon payment of a death benefit.

We may deduct premium taxes at the time we pay such taxes.

OTHER TAXES

Currently, no charge is made against the separate account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the separate account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

--------------------------------------------------------------------------------
THE PAYOUT PERIOD
--------------------------------------------------------------------------------

When the payout period begins you will receive a steady stream of annuity payments from the money you have accumulated under your Contract. The payout period begins on the Annuity Start Date. You may choose to receive your annuity payments on a fixed or variable basis. If you choose to have your payout plan on a variable basis, you may keep the same variable accounts to which your premium payments were allocated during the pay-in period, or transfer to different variable accounts.

THE ANNUITY START DATE

If you own a Non-Qualified Contract, you may select the Annuity Start Date on which you will begin to receive annuity payments. If you do not specify a date, the Annuity Start Date is the later of the annuitant's age 70 or 10 years after the date of issue. For Qualified Contracts purchased in connection with qualified plans under tax code sections 401(a), 401(k), 403(b) and 457, the tax code requires that the Annuity Start Date must be no later than April 1 of the calendar year following the later of the year in which you (a) reach age 70 1/2 or (b) retire and the payment must be made in a specified form or manner. If you are a "5 percent owner" (as defined in the tax code), or in the case of an IRA that satisfies tax code section 408, the Annuity Start Date must be no later than the date described in (a). Roth IRAs under 408A of the tax code do not require distributions at any time prior to your death.

If you choose the Living Benefit option at the time you purchase the Contract and you select an Annuity Start Date that is earlier than the Living Benefit Date (i.e., 10 years after the date of issue), you will lose your eligibility for the Living Benefit.

We will start annuity payments to the annuitant on the Annuity Start Date shown in your Contract, unless you change the date. You may change your Annuity Start Date if: (1) we receive your written request at the Service Center at least 31 days before the current Annuity Start Date, and (2) the Annuity Start Date you request is a contract anniversary. If you decide to annuitize after you fully withdraw from your Contract, the Annuity Start Date will be the date of the full withdrawal.

ANNUITY PAYOUT PLANS

The payout plan you select will affect the dollar amount of each annuity payment you receive. You may elect, revoke, or change your annuity payout plan at any time before the Annuity Start Date while the annuitant is living by sending us a written request to the Service Center signed by you and/or your beneficiary, as appropriate. You may choose one of the payout plans described below or any other plan being offered by us as of the Annuity Start Date. The payout plans we currently offer provide either variable annuity payments or fixed annuity payments.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. The first payment under any payout plan will be made on the fifteenth day of the month immediately following the Annuity Start Date. Subsequent payments shall be made on the fifteenth of the month.

If you do not select an annuity payout plan by the Annuity Start Date, we will apply the adjusted contract value under Plan 3, One Life Income with payments guaranteed for 10 years, as described below. The adjusted contract value will be allocated to a fixed and variable payout in the same proportion that your interest in the fixed and variable accounts bears to the total contract value on the Annuity Start Date.

Anytime before the Annuity Start Date, you may have the entire surrender value paid to you as an annuity under one of the payout plans. A beneficiary may have the death benefit paid as an annuity under one of the payout plans.

We reserve the right to pay you the adjusted contract value in a lump sum and not as an annuity if your adjusted contract value after the Annuity Start Date would be less than $2,500, or the amount of annuity payments would be less than $25.

DETERMINING THE AMOUNT OF YOUR ANNUITY PAYMENT

On the Annuity Start Date, we will use the adjusted contract value to calculate your annuity payments under the payout plan you select, unless you choose to receive the surrender value in a lump sum. In certain states, we must use the surrender value of your Contract to calculate your annuity payments under the payout plan you choose, rather than the adjusted contract value.

The adjusted contract value is:

o    the contract value on the Annuity Start Date; MINUS
o    the quarterly contract fee; MINUS
o    any applicable premium taxes not yet deducted; and
o for an installment income annuity payout plan with a payout period of less than 10 years, MINUS any applicable withdrawal charge.

For Qualified Contracts, the amount of any outstanding loan is also deducted; distributions must satisfy certain requirements specified in the tax code.

We do not assess a withdrawal charge if you choose an annuity payout plan with a life contingency or an installment payout plan with a period certain of at least 10 years.

FIXED ANNUITY PAYMENTS

Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each payment depends on:

o the form and duration of the payout plan you choose;
o the age of the annuitant;
o the sex of the annuitant (if applicable);
o the amount of your adjusted contract value; and
o the applicable annuity purchase rates in the Contract.

The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.0%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

VARIABLE ANNUITY PAYMENTS

Variable annuity payout plans provide the annuitant with periodic payments that increase or decrease with the annuity unit values of the variable accounts in which you are invested. Your contract contains annuity tables that demonstrate how the initial annuity payment rate is derived. This rate is different for each payout plan, and varies by age and sex of the annuitant.

The Contract permits you to choose an assumed interest rate of 3.0%, 4.0% or 5.0% annually. If the net investment performance of the variable accounts you invest in is greater than this assumed interest rate, your payments will increase. If the performance falls below this assumed interest rate, your payments will decline. Therefore, if you choose a 5.0% assumed interest rate, you assume more risk that your annuity payment may decline than if you choose a 3.0% assumed interest rate. The selected portfolio's performance must grow at a rate at least equal to the assumed interest rate (plus the mortality and expense risk charge and the administrative expense charge) in order to avoid a decrease in variable annuity payments. This means that assuming separate account charges of 1.40% annually, each month a portfolio's annualized investment return must be at least 4.4%, 5.4% or 6.4% in order for payments with a 3.0%, 4.0% or 5.0% assumed interest rate to remain level. For further details on variable annuity payments, see the SAI.

ANNUITY UNIT VALUE

On the Annuity Start Date, we will use your adjusted contract value to purchase annuity units at that day's annuity unit value for each variable account in which you have value. The number of annuity units we credit will remain fixed unless you transfer units among variable accounts. The value of each annuity unit will vary each business day to reflect the investment experience of the underlying portfolio, reduced by the mortality and expense risk charge and the administrative expense charge, and adjusted by an interest factor to neutralize the assumed interest rate.

TRANSFERS

After the Annuity Start Date, an annuitant may change the variable account(s) in which the annuity payout plan is invested once per contract year on the contract anniversary by sending us a written request. No charge is assessed for this transfer. We will make the transfer by exchanging annuity units of one variable account for another variable account on an equivalent dollar value basis. For examples of annuity unit value calculations and variable annuity payment calculations, call the Service Center for a free copy of the SAI.

DESCRIPTION OF ANNUITY PAYOUT PLANS

PLAN 1 -- INSTALLMENT INCOME FOR A FIXED PERIOD. Under this plan, we will make equal monthly annuity payments for a fixed number of years between 1 and 30 years. The amount of the payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payments for each $1,000 of contract value will not be less than those shown in the Fixed Period

Table in section 13 of the Contract. In the event of the payee's death, a successor payee may receive the remaining payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

PLAN 2 -- INSTALLMENT INCOME IN A FIXED AMOUNT. Under this plan, we will make equal monthly payments of $5.00 or more for each $1,000 of contract value used to purchase the option until the full amount is paid out. In the event of the payee's death, a successor payee may receive the payments or may elect to receive the present value of the remaining payments in a lump sum. If there is no successor payee, the present value of the remaining payments will be paid to the estate of the last surviving payee.

PLAN 3 -- ONE LIFE INCOME. Under this plan, we will make an annuity payment each month so long as the payee is alive,* or for a guaranteed 10 or 20 year period. If when the payee dies, we have made annuity payments for less than the selected guaranteed period, we will continue to make annuity payments to the successor payee for the rest of the guaranteed period. The amount of each payment is not guaranteed if a variable payout plan is selected. If a fixed payout plan is selected, the payment for each $1,000 of contract value used to purchase the option will not be less than that shown in the One Life Table in section 12 of the Contract. Payments guaranteed for 10 or 20 years certain may be commuted. Payments guaranteed only for the life of the payee may not be commuted.

PLAN 4 -- JOINT AND SURVIVOR LIFE INCOME. Under this plan, we will make annuity payments each month so long as two payees are alive, or if one payee dies to the surviving payee.* If one payee dies before the due date of the first payment, the surviving payee will receive payments under Plan 3 -- One Life Income with payments guaranteed for 10 years. The payments may not be commuted.

* IT IS POSSIBLE UNDER THIS PLAN TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the annuitant's age (and if applicable, sex). Age will be determined from the last birthday at the due date of the first payment.

--------------------------------------------------------------------------------
THE FIXED ACCOUNT
--------------------------------------------------------------------------------

You may allocate some or all of your net premium payments and transfer some or all of your contract value to the fixed account. The fixed account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of a least 3% per year on amounts in the fixed account. The fixed account is part of our general account. Our general account supports our insurance and annuity obligations. Because the fixed account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

The fixed account is not registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"). Neither the fixed account nor our general account have been registered as an investment company under the 1940 Act. Therefore, neither our general account, the fixed account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the fixed account that are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

FIXED ACCOUNT VALUE

The fixed account value is equal to:

o    net premium payments allocated to the fixed account; PLUS
o    amounts transferred to the fixed account; PLUS
o    interest credited to the fixed account; MINUS
o    any partial withdrawals or transfers from the fixed account; and MINUS
o any withdrawal charges, contract fees or premium taxes deducted from the fixed account.

We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The fixed account value will not share in the investment performance of the company's general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates.

The interest rate we credit to the money you place in the fixed account will apply to the end of the calendar year in which we receive such amount. At the end of the calendar year, we will determine a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate from the current interest rate on new allocations to the fixed account on that date). We will guarantee the rate of interest we declare on such amount and accrued interest for the following calendar year. We will determine, in our sole discretion, any interest to be credited on amounts in the fixed account in excess of the minimum guaranteed effective rate of 3% per year. You therefore assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

For purposes of making withdrawals, transfers or deductions of fees and charges from the fixed account, we will consider such withdrawals to have come from the last money into the contract, that is, on a last-in, first-out ("LIFO") basis.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one calendar year (except for the year in which such amount is received or transferred).

FIXED ACCOUNT TRANSFERS

GENERAL

Transfers to the fixed account must be at least $1,000. A transfer charge of $25 may be imposed on transfers to the fixed account. We never impose transfer fees on transfers from the fixed account. See "Fees and Charges."

Before the Annuity Start Date, you may transfer up to 20% of the fixed account value under all circumstances (Dollar-Cost Averaging, systematic withdrawals, interest sweeps and partial withdrawals), as determined at the beginning of the contract year, from the fixed account to one or more of the variable accounts in any contract year. No fee is charged for transfers from the fixed account to one or more variable accounts and such a transfer is not considered a transfer for purposes of assessing a transfer charge.

You may also make transfers from the fixed account through the Dollar-Cost Averaging Program. See "Dollar-Cost Averaging."

PAYMENT DEFERRALS

We have the right to defer payment of any full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request for such a withdrawal or transfer at our Service Center. If we do not give you a payment within 30 days after we receive all necessary documentation, or such shorter period required by a particular state, we will credit interest at 3% annually, or such higher rate as is required for a particular state, to the amount to be paid from the date we received the documentation.

ENHANCED DOLLAR COST AVERAGING

When you purchase your Contract, you may choose Enhanced DCA, which allows you to place all or a portion of your Initial Net Premium Payment in the Enhanced DCA account for a 6-month period of time. During that time, you will earn a higher rate of interest on the diminishing balance of assets remaining in the Enhanced DCA account than is currently credited to the standard fixed account.

--------------------------------------------------------------------------------
FAX AND TELEPHONE ORDERS/VOICE RESPONSE AND WEBSITE ACCESS
--------------------------------------------------------------------------------

In addition to written requests, we may accept certain telephone and fax instructions from you. You must complete and sign our form authorizing telephone transactions and send it to us at our Service Center. You also may complete and sign the authorization in the application. The authorization will remain effective until we receive written revocation or we discontinue the privilege.

FAX REQUESTS

You may fax transfer requests (and partial withdrawal requests for less than $50,000), cancel the Enhanced DCA program, and cancel your Contract during the free-look period, by sending your fax request to 1-800-334-2023. We will not accept faxed requests for full withdrawals. We will not be responsible for same-day processing of requests if you fax your request to a different number. Fax orders must be complete and received by us at 4:00 p.m. Eastern Time to assure same-day processing. We are not responsible for fax transmittal problems.

TELEPHONE TRANSACTIONS

You may talk to our service representatives to request transfers (and partial withdrawals of less than $50,000), cancel the DCA program, Enhanced DCA program, Automatic Account Rebalancing program, and Systematic Withdrawal program, and change your net premium payment allocations. To reach our service representatives, call 1-888-232-6486. When you call, the menu will direct you to a service representative or our automated voice response system. You may speak with our service representatives from 8 a.m. to 6 p.m. Eastern Time on our normal business days.

We will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following telephone instruction that we reasonably determine to be genuine. We may withdraw the telephone exchange privilege at any time.

AUTOMATED VOICE RESPONSE SYSTEM

You may access information about your contract values and unit values through our automated voice response system by calling 1-888-232-6486. When you call, the menu will guide you through the automated voice response system or direct you to a service representative. To gain access to your account via the automated voice response system, you will need to enter your Contract number and either the last four digits of your social security number or your personal identification number ("PIN"). You may call our automated voice response system 24 hours a day, 7 days a week.

WEBSITE ACCESS

You may use the internet to access your contract values, certain service forms, quarterly reports and confirmation statements, and to view optional programs including DCA, Automatic Account Balancing, Interest Sweep, and Systematic Withdrawals. A PIN is required to access the website. You may obtain the PIN request form from our Service Center. After the completed PIN request form is returned to the Service Center, the PIN will be updated on our system. Once the update is complete, you may access your account information on our website at www.variable.ameritas.com and selecting "Account Access." When you enter the "Account Access" page, you will be asked to log into our system using your Contract number and PIN. Please note that once your PIN has been updated, you will use it to access your account through the internet and our automated voice response system. You may access your account through our website 24 hours per day, 7 days a week.

We cannot guarantee that telephone and automated voice response, fax and website access will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Furthermore, any computer system, whether it is yours, your internet service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your internet request.

Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your request by writing our Service Center.

You should protect your PIN because self-service options will be available to your agent of record and to anyone who provides your PIN; we will not be able to verify that the person providing instructions is you or is authorized by you.

--------------------------------------------------------------------------------
INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS
--------------------------------------------------------------------------------

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the variable accounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We also may, from time to time, advertise or include in sales literature variable account performance relative to certain performance rankings and indices compiled by independent organizations. For more detailed information about the calculation of performance, as well as comparisons with unmanaged market indices, call the Service Center for a free copy of the SAI.

Performance data for the variable accounts is based on the investment performance of the corresponding portfolio of a Fund and reflects the deduction of some or all fees and charges currently assessed under the Contract. See the accompanying prospectuses for the Funds.

YIELDS AND TOTAL RETURNS

The "yield" of the Money Market variable account refers to the annualized income generated by an investment in the variable account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the variable account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a variable account (other than the Money Market variable account) refers to the annualized income generated by an investment in the variable account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Yield quotations do not reflect the withdrawal charge.

The "total return" of a variable account refers to return quotations assuming an investment under a Contract has been held in the variable account for various periods of time. When a variable account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the variable account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the variable account (including any withdrawal charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to the standard version described above, total return performance information computed on different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the withdrawal charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the variable accounts.

We may also disclose yield and total returns for the portfolios, including such disclosures for periods before the date the variable account commenced operations. Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the variable accounts. This data is designed to show the performance that could have resulted if the Contract had been in existence during that time.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

INDUSTRY COMPARISON

In advertising and sales literature (including illustrations), the performance of each variable account may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the variable account. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each variable account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a variable account's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from variable account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the variable account investment experience is positive.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

--------------------------------------------------------------------------------
VOTING RIGHTS
--------------------------------------------------------------------------------

We are the legal owner of the portfolio shares held in the variable accounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other contract owners as to how we should vote the portfolio shares held in the variable accounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.

When we solicit your vote, the number of votes you have will be calculated separately for each variable account in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the variable account invests. It may include fractional shares. Before the Annuity Start Date, you hold a voting interest in each variable account to which the contract value is allocated. After the Annuity Start Date, the annuitant has a voting interest in each variable account from which variable annuity payments are made. If you have a voting interest in a variable account, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that variable account invests.

If we do not receive timely voting instructions for portfolio shares or if we own the shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how we determine the number of your votes, call the Service Center for a free copy of the SAI.

--------------------------------------------------------------------------------
FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for federal income tax purposes and the following discussion assumes that they will so qualify. For more information on the tax status of the Contract, call the Service Center for a free copy of the SAI.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the contract value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's accumulation value and, in the case of a Qualified Contract described below, any portion of an interest in the qualified plan, generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

If you invest in a variable annuity as part of a pension plan or employer-sponsored tax-qualified retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON

If a non-natural person (such as a corporation or trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

WITHDRAWALS

When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.

PENALTY TAX ON CERTAIN WITHDRAWALS

In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

o    made on or after the taxpayer reaches age 59 1/2;
o    made on or after the death of an Owner;
o    attributable to the taxpayer's becoming disabled; or
o made as part of a series of substantially equal periodic payments for the life (or for a period not exceeding the life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax applies to Qualified Contracts.

ANNUITY PAYMENTS

Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the Contract, or (ii) if distributed under a payout plan, they are taxed in the same way as annuity payments.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than the Owner, the selection of certain Annuity Start Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation, or exchange, should consult a tax advisor as to the tax consequences.

WITHHOLDING

Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Mandatory withholding applies to certain distributions from Qualified Contracts.

MULTIPLE CONTRACTS

All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. ILICO is not responsible for ensuring that contributions, distributions or other transactions with respect to Qualified Contracts comply with the law, including IRS guidelines.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Sections 219 and 408 of the tax code, permit individuals to make annual contributions of up to the lesser of an amount specified in the tax code or 100% of the amount of compensation includible in the individual's gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. So-called SIMPLE IRAs under section 408(p) of the tax code, and Roth IRAs under section 408A, may also be used in connection with variable annuity contracts. SIMPLE IRAs allow employees to defer a percentage of annual compensation up to an amount specified in the tax code (as adjusted for cost-of-living increases) to a retirement plan, provided the sponsoring employer makes matching or non-elective contributions. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, rather than the usual 10%. Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash, or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the enhanced death benefit option in the Contract comports with IRA qualification requirements.

CORPORATE PENSION AND PROFIT-SHARING PLANS under section 401(a) of the tax code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

TAX-SHELTERED ANNUITIES under section 403(b) of the tax code permit public schools and other eligible employers to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to Social Security taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

SECTION 457 DEFERRED COMPENSATION PLANS. Tax code section 457 provides that state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations may establish deferred compensation plans. These plans are subject to various restrictions on contributions and distributions. In general, under non-governmental plans all investments are owned by the sponsoring employer, are subject to the claims of the general creditors of the employer, and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

OTHER TAX ISSUES

You should note that the Contract includes a death benefit that in some cases may exceed the greater of the Premium Payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser.

Qualified Contracts (other than Roth IRAs before the Owner's death) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

"Eligible rollover distributions" from section 401(a), 403(b) and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the tax code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a "direct rollover" from the plan to another tax-qualified plan, IRA, 403(b) or governmental section 457 plan.

OUR INCOME TAXES

At the present time, we make no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions (that is, the variable accounts) of the separate account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

BUSINESS DAYS

We are open for business on all days that the New York Stock Exchange is open for business.

PAYMENTS

We will usually pay you any full or partial withdrawal, death benefit payment, or for Qualified Contracts only, payment of your loan proceeds, within seven days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death.

However, we may be required to suspend or postpone payments during any period when:

o the New York Stock Exchange is closed, other than customary weekend and holiday closings;
o trading on the New York Stock Exchange is restricted as determined by the SEC;
o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of the value of the separate account's net assets not reasonably practicable; or
o the SEC permits, by order, the suspension or postponement of payments for your protection.

If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

We have the right to defer payment for a full or partial withdrawal or transfer from the fixed account for up to six months from the date we receive your written request. If we do not make a payment within 30 days after we receive the documentation we need to complete the transaction (or a shorter period if required by a particular state), we will credit interest to the amount to be paid from the date we received the necessary documentation at a rate of 3% annually (or such higher rate required for a particular state).

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about you or your account to government regulators. In addition, we may be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

STATE VARIATIONS

Any state variations in the Contract are covered in a special contract form for use in that state. This Prospectus provides a general description of the Contract. Your actual Contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact our Service Center.

MODIFICATION

Upon notice to you, we may modify the Contract to:

o permit the Contract or the separate account to comply with any applicable law or regulation issued by a government agency;
o assure continued qualification of the Contract under the tax code or other federal or state laws relating to retirement annuities or variable annuity contracts;
o    reflect a change in the operation of the separate account; or
o    provide additional investment options.

In the event of most such modifications, we will make appropriate endorsement to the Contract.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with IL Securities, Inc. ("IL Securities") for the distribution and sale of the Contracts. Pursuant to this agreement, IL Securities serves as principal underwriter for the Contracts. IL Securities is located at P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208. IL Securities is a wholly-owned subsidiary of ILICO. IL Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.

We pay sales commissions to unaffiliated broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 7.2% of premium payments. Other commissions of up to 1.25% may also be paid. The entire amount of the sale commissions is passed through IL Securities to broker-dealers who sell the Contracts. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances.

We may also pay up to 2.50% of premium payments to IL Securities to compensate it for certain distribution expenses. IL Securities' operating and other expenses are paid for by us. Also, IL Securities receives 12b-1 fees assessed against certain portfolio shares held for the Contracts as compensation for providing shareholder support services. IL Securities will also receive additional compensation from some portfolios based on the value of the portfolio shares held for the Contracts as compensation for providing distribution and support services to the portfolios.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other incentives or payments, are not charged directly to Contract owners of the Separate Account.

Notwithstanding anything to the contrary in this prospectus, the Contract is no longer offered for sale. However, ILICO continues to accept new premiums on, and process transfers for, existing Contracts.

LEGAL PROCEEDINGS

We and our affiliates, like other life insurance companies, are involved in litigation and are a party to regulatory proceedings arising in the ordinary course of our business, including class action lawsuits. At this time we do not believe that such litigation or proceedings will have a material adverse effect on the Separate Account or on our business or results of operations.

REPORTS TO OWNERS

We will mail a report to you at least annually at your last known address of record. The report will state the contract value (including the contract value in each variable account and the fixed account) of the Contract, premium payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation. We will send you confirmations of financial transactions, such as premium payments, transfers, partial withdrawals, loans and full withdrawals. Additionally, we will send you quarterly statements that include your automatic transactions such as Automatic Account Balancing, DCA, Interest Sweeps, Systematic Withdrawals, and quarterly administrative fees.

CHANGE OF ADDRESS

You may change your address by writing to us at our Service Center. If you change your address, we will send a confirmation of the address change to both your old and new address.

INQUIRIES

You may make inquiries regarding your Contract by writing to us or calling us at our Service Center.

FINANCIAL STATEMENTS

The audited statements of assets and liabilities of IL Annuity and Insurance Co. Separate Account 1 (subsequently renamed ILICO Separate Account 1) as of December 31, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, as well as the Report of Independent Auditors, are included in the SAI.

The audited balance sheets and schedules of IL Annuity and Insurance Company as of December 31, 2002 and 2001, and the related statements of operations, shareholder's equity and cash flows for the year ended December 31, 2002, the periods from January 1, 2001, through May 18, 2001 and May 19, 2001 through December 31, 2001, and the year ended December 31, 2000, as well as the Report of Independent Auditors, are also contained in the SAI.

The audited statutory-basis balance sheets (and schedules) of ILICO as of December 31, 2002 and 2001, and the related statutory-based statements of operations, changes in capital and surplus, and cash flow for the years ended December 31, 2002, 2001, and 2000, as well as the Report of Independent Auditors, are also contained in the SAI.

In addition, the unaudited pro forma parent company only GAAP-basis financial statements of ILICO, after giving effect to the merger of ILICO and IL Annuity and Insurance Company, as of and for the year ended December 31, 2002 are included in the SAI.

The financial statements of ILICO and IL Annuity and Insurance Company should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

The SAI contains additional information about the Contract and the separate account. A SAI is available (at no cost) by writing to us at the address shown on the front cover or by calling 1-888-232-6486 (toll free). The following is the Table of Contents for that SAI.

                                                                            Page

ADDITIONAL CONTRACT PROVISIONS................................................ 2
     The Contract............................................................. 2
     Incontestability......................................................... 2
     Incorrect Age or Sex..................................................... 2
     Nonparticipation......................................................... 2
     Options.................................................................. 3
     Tax Status of the Contracts.............................................. 3

CALCULATION OF VARIABLE ACCOUNT AND ADJUSTED
   HISTORIC PORTFOLIO PERFORMANCE DATA........................................ 4
     Money Market Variable Account Yields..................................... 4
     Other Variable Account Yields............................................ 6
     Average Annual Total Returns for the Variable Accounts................... 7
     Non-Standard Variable Account Total Returns.............................. 7
     Adjusted Historic Portfolio Performance Data............................. 8
     Effect of the Contract Fee on Performance Data........................... 8
     Other Information........................................................ 8

NET INVESTMENT FACTOR......................................................... 9

VARIABLE ANNUITY PAYMENTS..................................................... 9
     Assumed Investment Rate..................................................10
     Amount of Variable Annuity Payments......................................10
     Annuity Unit Value.......................................................11

ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE.............................11

ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS.....................................12

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.............................12
     Resolving Material Conflicts.............................................12

VOTING RIGHTS.................................................................13

SAFEKEEPING OF ACCOUNT ASSETS.................................................13

SERVICE FEES..................................................................14

DISTRIBUTION OF THE CONTRACTS.................................................14

LEGAL MATTERS.................................................................14

EXPERTS.......................................................................15

OTHER INFORMATION.............................................................15

FINANCIAL STATEMENTS..........................................................15

--------------------------------------------------------------------------------
APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following condensed financial information shows accumulation unit values for each variable account for each year since the variable account started operation. Accumulation unit value is the unit we use to calculate the value of your interest in a variable account. Accumulation unit value does not reflect the deduction of certain charges that we subtract from your Contract Value.

                                       ALGER AMERICAN FUND: MIDCAP GROWTH VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $20.335                            $14.129                          1,055,977
2001                                          $22.061                            $20.335                          1,230,084
2000                                          $20.489                            $22.061                          1,160,292
1999                                          $15.757                            $20.489                            805,946
1998                                          $12.263                            $15.757                            537,127
1997                                          $10.812                            $12.263                             94,506
1996                                          $ 9.786                            $10.812                            109,955
1995                                          $10.000                            $ 9.786                              2,764

                                    ALGER AMERICAN FUND: SMALL CAPITALIZATION VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $ 8.794                            $ 6.398                            886,347
2001                                          $12.652                            $ 8.794                          1,028,999
2000                                          $17.622                            $12.652                            985,378
1999                                          $12.459                            $17.622                            670,675
1998                                          $10.936                            $12.459                            502,984
1997                                          $ 9.955                            $10.936                            372,229
1996                                          $ 9.675                            $ 9.955                            181,361
1995                                          $10.000                            $ 9.675                              1,709

                                      FIDELITY VIP FUND: ASSET MANAGER(SM) VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $15.662                            $14.097                            628,753
2001                                          $16.560                            $15.662                            699,955
2000                                          $17.478                            $16.560                            722,701
1999                                          $15.954                            $17.478                            704,164
1998                                          $14.066                            $15.954                            503,498
1997                                          $11.817                            $14.066                            212,897
1996                                          $ 8.224                            $11.817                             61,512
1995                                          $10.000                            $ 8.224                                255

                                        FIDELITY VIP FUND: CONTRAFUND(R) VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $18.550                            $16.583                          1,653,188
2001                                          $21.436                            $18.550                          1,940,349
2000                                          $23.277                            $21.436                          1,999,272
1999                                          $18.996                            $23.277                          1,706,257
1998                                          $14.824                            $18.996                          1,228,022
1997                                          $12.105                            $14.824                            638,524
1996                                          $10.091                            $12.105                            203,860
1995                                          $10.000                            $10.091                              5,731

                                        FIDELITY VIP FUND: EQUITY-INCOME VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $17.476                            $14.316                          1,184,055
2001                                          $18.647                            $17.476                          1,332,008
2000                                          $17.439                            $18.647                          1,348,108
1999                                          $16.631                            $17.439                          1,580,486
1998                                          $15.114                            $16.631                          1,355,289
1997                                          $11.958                            $15.114                            781,937
1996                                          $10.616                            $11.958                            195,400
1995                                          $10.000                            $10.616                              3,789

                                            FIDELITY VIP FUND: GROWTH VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $17.592                            $12.125                          1,791,430
2001                                          $21.663                            $17.592                          2,173,025
2000                                          $24.676                            $21.663                          2,252,279
1999                                          $18.206                            $24.676                          1,699,540
1998                                          $13.240                            $18.206                            948,233
1997                                          $10.868                            $13.240                            462,381
1996                                          $ 9.604                            $10.868                            164,945
1995                                          $10.000                            $ 9.604                              2,199

                                          FIDELITY VIP FUND: INDEX 500 VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $19.430                            $14.903                          2,617,294
2001                                          $22.417                            $19.430                          2,995,912
2000                                          $25.062                            $22.417                          3,074,244
1999                                          $21.088                            $25.062                          2,914,618
1998                                          $16.672                            $21.088                          1,895,005
1997                                          $12.734                            $16.672                            826,178
1996                                          $10.514                            $12.734                            193,803
1995                                          $10.000                            $10.514                              3,538

                                    FIDELITY VIP FUND: INVESTMENT GRADE BOND VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $13.775                           $14.989                             771,334
2001                                          $12.879                           $13.775                             703,526
2000                                          $11.742                           $12.879                             677,150
1999                                          $12.032                           $11.742                             763,210
1998                                          $11.214                           $12.032                             691,547
1997                                          $10.422                           $11.214                             274,009
1996                                          $10.247                           $10.422                              57,476
1995                                          $10.000                           $10.247                               1,668

                                         FIDELITY VIP FUND: MONEY MARKET VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $12.650                            $12.691                            975,984
2001                                          $12.321                            $12.650                          1,111,533
2000                                          $11.750                            $12.321                            937,770
1999                                          $11.329                            $11.750                          1,527,851
1998                                          $10.888                            $11.329                          1,070,535
1997                                          $10.456                            $10.888                            486,050
1996                                          $10.000                            $10.456                            179,504
1995                                          $10.000                            $10.000                                  0


                             FIRST EAGLE VARIABLE FUNDS, INC.: FIRST EAGLE OVERSEAS VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $15.047                            $17.173                            505,204
2001                                          $14.201                            $15.047                            593,166
2000                                          $13.293                            $14.201                            584,592
1999                                          $ 9.572                            $13.293                            405,486
1998                                          $ 9.322                            $ 9.572                            196,153
1997                                          $10.000                            $ 9.322                             56,588

                            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST: MIDCAP GROWTH VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR

2002                                          $ 5.523                            $ 3.848                          1,057,507
2001                                          $ 7.433                            $ 5.523                            473,138
2000                                          $10.000                            $ 7.433                            303,022

                         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST: SOCIALLY RESPONSIVE VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $10.502                           $ 8.829                             297,283
2001                                          $11.045                           $10.502                             143,214
2000                                          $10.000                           $11.045                              17,428

                     PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST): OPCAP MANAGED VARIABLE ACCOUNT(3)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $16.825                            $13.791                            919,473
2001                                          $17.943                            $16.825                          1,046,284
2000                                          $16.578                            $17.943                          1,084,773
1999                                          $16.011                            $16.578                          1,316,391
1998                                          $15.160                            $16.011                          1,396,806
1997                                          $12.567                            $15.160                            672,203
1996                                          $10.380                            $12.567                            133,102
1995                                          $10.000                            $10.380                                161

                    PIMCO ADVISORS VIT (FORMERLY OCC ACCUMULATION TRUST): OPCAP SMALL CAP VARIABLE ACCOUNT(3)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $19.321                            $14.931                            270,798
2001                                          $18.087                            $19.321                            457,894
2000                                          $12.720                            $18.087                            377,794
1999                                          $13.139                            $12.720                            319,888
1998                                          $14.649                            $13.139                            295,186
1997                                          $12.148                            $14.649                            162,435
1996                                          $10.388                            $12.148                             40,024
1995                                          $10.000                            $10.388                              1,182

                      PIMCO VARIABLE INSURANCE TRUST: HIGH YIELD (FORMERLY HIGH YIELD BOND) VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $ 9.946                            $ 9.685                            113,929
2001                                          $ 9.854                            $ 9.946                             72,991
2000                                          $10.000                            $ 9.854                             25,583

                     PIMCO VARIABLE INSURANCE TRUST: REAL RETURN (FORMERLY REAL RETURN BOND) VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $12.040                            $13.982                            346,215
2001                                          $11.135                            $12.040                            743,260
2000                                          $10.000                            $11.135                             40,238

                          PIMCO VARIABLE INSURANCE TRUST: STOCKS PLUS GROWTH AND INCOME VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $ 8.619                            $ 6.781                             60,827
2001                                          $ 9.869                            $ 8.619                             89,152
2000                                          $10.000                            $ 9.869                             41,575

                                       ROYCE CAPITAL FUND: ROYCE MICRO-CAP VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $21.161                            $18.181                            390,991
2001                                          $16.544                            $21.161                            446,426
2000                                          $14.150                            $16.544                            346,523
1999                                          $11.198                            $14.150                            258,403
1998                                          $10.920                            $11.198                            286,635
19972                                         $10.000                            $10.920                             69,105

                                   SAFECO RESOURCE SERIES TRUST: SAFECO EQUITY VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $10.946                            $ 7.998                            912,707
2001                                          $12.250                            $10.946                          1,071,002
2000                                          $13.924                            $12.250                          1,177,955
1999                                          $12.917                            $13.924                          1,229,915
1998                                          $10.495                            $12.917                            814,921
1997(2)                                       $10.000                            $10.495                            104,775

                                   SAFECO RESOURCE SERIES TRUST: SAFECO GROWTH VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $12.611                            $ 7.751                          1,255,241
2001                                          $10.734                            $12.611                          1,579,748
2000                                          $11.600                            $10.734                          1,602,558
1999                                          $11.134                            $11.600                          1,581,237
1998                                          $11.092                            $11.134                          1,596,318
19972                                         $10.000                            $11.092                            122,625

                           T. ROWE PRICE FIXED INCOME SERIES, INC.: LIMITED-TERM BOND VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $13.176                            $13.694                            368,951
2001                                          $12.317                            $13.176                            426,746
2000                                          $11.430                            $12.317                            333,773
1999                                          $11.505                            $11.430                            393,693
1998                                          $10.767                            $11.505                            348,151
1997                                          $ 9.946                            $10.767                            136,902
1996                                          $10.042                            $ 9.946                             27,325
1995                                          $10.000                            $10.042                              1,485

                          T. ROWE PRICE INTERNATIONAL SERIES, INC.: INTERNATIONAL STOCK VARIABLE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $11.182                            $ 9.010                            840,469
2001                                          $14.578                            $11.182                            937,606
2000                                          $17.991                            $14.578                            978,134
1999                                          $13.684                            $17.991                            776,131
1998                                          $11.979                            $13.684                            660,670
1997                                          $11.780                            $11.979                            368,187
1996                                          $10.487                            $11.780                            122,831
1995                                          $10.000                            $10.487                              2,530

                           VAN ECK WORLDWIDE INSURANCE TRUST: WORLDWIDE HARD ASSETS VARIABLE ACCOUNT(4)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   NUMBER OF
                                         ACCUMULATION UNIT                  ACCUMULATION UNIT                 ACCUMULATION UNITS
                                      VALUE AT THE BEGINNING                VALUE AT THE END                  OUTSTANDING AT THE
                                            OF THE YEAR                        OF THE YEAR                      END OF THE YEAR
--------------------------------------------------------------------------------------------------------------------------------

2002                                          $ 9.443                            $ 9.048                            239,857
2001                                          $10.693                            $ 9.443                            302,989
2000                                          $ 9.733                            $10.693                            311,909
1999                                          $ 8.156                            $ 9.733                            246,953
1998                                          $11.983                            $ 8.156                            230,762
1997                                          $12.356                            $11.983                            166,188
1996                                          $10.621                            $12.356                             29,990
1995                                          $10.000                            $10.621                                 58

1 Prior to May 1, 2000, First Eagle SoGen Variable Funds, Inc.: First Eagle SoGen Overseas Variable Account was called SoGen Variable Funds, Inc.:
     SoGen Overseas Variable Account.
2    Period from September 1, 1997 to December 31, 1997.
3 Prior to May 1, 1996, OCC Accumulation Trust was called Quest for Value Accumulation Trust.
4 Prior to May 1, 1997, Van Eck Worldwide Hard Assets Variable Account was called Van Eck Gold and Natural Resources.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     for the

                         VISIONARY AND VISIONARY CHOICE

              Flexible Premium Deferred Variable Annuity Contracts
              ----------------------------------------------------

                                 Issued Through

                            ILICO SEPARATE ACCOUNT 1
           (formerly IL Annuity and Insurance Co. Separate Account 1)

                                   Offered by

                       INDIANAPOLIS LIFE INSURANCE COMPANY
              (formerly issued by IL Annuity and Insurance Company)

                    INDIANAPOLIS LIFE VARIABLE ADMINISTRATION
                              AT THE SERVICE CENTER

   5900 O Street                 P.O. Box 82594        Telephone: 1-888-232-6486
 Lincoln, NE 68510             Lincoln, NE 68501          Fax: 1-800-334-1023
                                                       www.variable.ameritas.com

     This Statement of Additional Information ("SAI") expands upon subjects discussed in the current Prospectus for each of the Visionary and Visionary Choice flexible premium deferred variable annuity contracts (each, the "Contract") offered by Indianapolis Life Insurance Company ("we", "us", "our", "ILICO"). We use terms in this SAI that are defined in the current prospectus for the Contract.

     You may obtain a copy of the prospectus for the Visionary or Visionary Choice Contract dated June 30, 2003 by calling us or by writing to our Service Center.

THIS SAI IS NOT A PROSPECTUS. YOU SHOULD READ IT ALONG WITH THE PROSPECTUS FOR YOUR CONTRACT AND THE UNDERLYING PORTFOLIOS.

                     The date of this SAI is June 30, 2003.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

ADDITIONAL CONTRACT PROVISIONS................................................2
     The Contract.............................................................2
     Incontestability.........................................................2
     Incorrect Age or Sex.....................................................2
     Nonparticipation.........................................................2
     Options..................................................................3
     Tax Status of the Contracts..............................................3
CALCULATION OF VARIABLE ACCOUNT AND ADJUSTED HISTORIC PORTFOLIO
 PERFORMANCE DATA.............................................................4
     Money Market Variable Account Yields.....................................4
     Other Variable Account Yields............................................6
     Average Annual Total Returns for the Variable Accounts...................7
     Non-Standard Variable Account Total Returns..............................7
     Adjusted Historic Portfolio Performance Data.............................8
     Effect of the Contract Fee on Performance Data...........................8
     Other Information........................................................8
NET INVESTMENT FACTOR.........................................................9
VARIABLE ANNUITY PAYMENTS....................................................10
     Assumed Investment Rate.................................................10
     Amount of Variable Annuity Payments.....................................10
     Annuity Unit Value......................................................11
ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE............................11
ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS....................................12
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS............................12
     Resolving Material Conflicts............................................12
VOTING RIGHTS................................................................13
SAFEKEEPING OF ACCOUNT ASSETS................................................13
SERVICE FEES.................................................................14
DISTRIBUTION OF THE CONTRACTS................................................14
LEGAL MATTERS................................................................14
EXPERTS......................................................................15
OTHER INFORMATION............................................................15
FINANCIAL STATEMENTS.........................................................15

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

     The entire contract is the Contract, the signed application, the data page, the endorsements, options and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless the application contains it.

     Any change in the Contract or waiver of its provisions must be in writing and signed by our President, a Vice President, Secretary or Assistant Secretary. No other person -- no agent or registered representative -- has authority to change or waive any provision of this Contract.

     Upon notice to you, we may modify the Contract if necessary to:

     o permit the Contract or the Separate Account to comply with any applicable law or regulation that a governmental agency issues; or

     o assure continued qualification of the Contract under the Internal Revenue Code ("Code") or other federal or state laws relating to retirement annuities or variable annuity contracts; or

     o effect a change in the operation of the Separate Account or to provide additional investment options.

     In the event of such modifications, we will make the appropriate endorsement to the Contract.

INCONTESTABILITY

     We will not contest the Contract after the Date of Issue.

Incorrect Age or Sex

     We may require proof of age, sex, and right to payments before making any life annuity payments. If the age or sex (if applicable) of the annuitant has been stated incorrectly, then we will determine the Annuity Start Date and the amount of the annuity payments by using the correct age and sex. If a misstatement of age or sex results in annuity payments that are too large, then we will charge the overpayments with compound interest against subsequent payments. If we have made payments that are too small, then we will pay the underpayments with compound interest upon receipt of notice of the underpayments. We will pay adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

NONPARTICIPATION

     The Contract does not participate in our surplus earnings or profits.

OPTIONS

     Except in the limited circumstances described below, we will issue four options automatically upon the issuance of each Contract. These options provide for the waiver of the Withdrawal Charge in case of extended hospitalization, long term care, terminal illness, or the post secondary education of certain family members or the Annuitant, as provided in the option. There is no additional charge for the issuance of the options, which are available only at the issuance of the Contract. All options may not be available in all states.

TAX STATUS OF THE CONTRACTS

     Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

     Diversification Requirements. The Code requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the portfolio in which it invests, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the Separate Account assets supporting the Contract.

     Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract.

     Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Start Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Start Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. If there are joint owners, and one joint owner dies before the Annuity Start Date, then the surviving joint owner becomes the sole beneficiary, regardless of any other designations. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

         CALCULATION OF VARIABLE ACCOUNT AND ADJUSTED HISTORIC PORTFOLIO
                                PERFORMANCE DATA

     We may advertise and disclose historic performance data for the Variable Accounts, including yields, standard annual total returns, and nonstandard measures of performance of the Variable Accounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

MONEY MARKET VARIABLE ACCOUNT YIELDS

     Advertisements and sales literature may quote the current annualized yield of the Money Market Variable Account for a seven-day period (which period will be stated in the advertisements or sales literature) in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio. Yield is an annualized figure, which means that it is assumed that the Money Market portfolio generates the same level of net income over a 52-week period.

     We compute this current annualized yield in the manner requested by the SEC by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Variable Account under a Contract having a balance of one unit of the Money Market Variable Account at the beginning of the period. We divide that net change in Variable Account value by the value of the hypothetical Variable Account at the beginning of the period to determine the base period return. Then we annualize this quotient on the basis of the number of days in a contract year. The net change in account value reflects (i) net income from the Money Market Portfolio in which the hypothetical Variable Account invests; and (ii) charges and deductions imposed under the Contract.

     These charges and deductions include the per unit charges for the annualized Contract Fee, the mortality and expense risk charge and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit Contract Fee based on the $30 annualized Contract Fee that we deduct in four equal payments at the end of each Contract Quarter.

     We calculate the current yield by the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:

     NCS     =    the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Variable Account having a balance of one Variable Account unit.

     ES      =    per unit charges deducted from the hypothetical Variable
                  Account for the seven-day period.

     UV      =    the unit value for the first day of the seven-day period.

     We may also disclose the effective yield of the Money Market Variable Account for the same seven-day period, determined on a compounded basis. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect.

     We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7 (or 366 divided by 7 during leap years), and subtracting one from the result.

     Effective Yield = (1 + ((NCS-ES)/UV))(365/7) - 1

     Where:
     NCS     =    the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Variable Account having a balance of one Variable Account unit.

     ES      =    per unit charges deducted from the hypothetical Variable
                  Account for the seven-day period.

     UV      =    the unit value for the first day of the seven-day period.

     The Money Market Variable Account's yield is lower than the Money Market Portfolio's yield because of the Contract charges and deductions that are deducted at the Variable Account level.

     The current and effective yields on amounts held in the Money Market Variable Account normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Variable Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio's operating expenses. We may also present yields on amounts held in the Money Market Variable Account for periods other than a seven-day period.

     Yield calculations do not take into account the Withdrawal Charge that we assess on certain withdrawals of Contract Value. The amount of the Withdrawal Charge depends on the Withdrawal Charge Option and the Free Withdrawal Option that you choose at the time of purchase. See "Fees and Charges" in the prospectus for further description of these options. No Withdrawal Charge applies to Contract Value in excess of aggregate Premium Payments.

OTHER VARIABLE ACCOUNT YIELDS

     Sales literature or advertisements may quote the current annualized yield of one or more of the Variable Accounts (other than the Money Market Variable Account) under the Contract for 30-day or one-month periods. The annualized yield of a Variable Account refers to net income that the Variable Account generates during a 30-day or one-month period and it assumes the same level of net income is generated over a 12-month period.

     We compute the annualized 30-day yield by:

          1. Subtracting the Variable Account expenses for the period from the net investment income of the portfolio attributable to the Variable Account units;
          2. Dividing 1. by the maximum offering price per unit on the last day of the period;
          3. Multiplying 2. by the daily average number of units outstanding for the period;
          4. compounding that yield for a six-month period; and
          5. multiplying the result in 4. by 2.

     Expenses of the Variable Account include the annualized Contract Fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes that we deduct a Contract Fee of $30 per year per Contract at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we use an average Contract Fee based on the average Contract Value in the Variable Account to determine the amount of the charge attributable to the Variable Account for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

     Yield   =    2 X (((NI - ES)/(U X UV)) + 1)6 - 1

     Where:
     NI      =    net income of the portfolio for the 30-day or one-month period attributable to the Variable Account's units.

     ES      =    charges deducted from the Variable Account for the 30-day or one-month period.

     U       =    the average number of units outstanding.

     UV      =    the unit value at the close (highest) of the last day in the
                  30-day or one-month period.

     The yield for the Variable Account is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

     The yield on the amounts held in the Variable Accounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Variable Account's actual yield.

     Yield calculations do not take into account the Withdrawal Charge that we assess on certain withdrawals of Contract Value. The amount of the Withdrawal Charge depends on the Withdrawal

Charge Option and the Free Withdrawal Option that you choose at the time of purchase. See "Fees and Charges" in the prospectus for further description of these options.

AVERAGE ANNUAL TOTAL RETURNS FOR THE VARIABLE ACCOUNTS

     Sales literature or advertisements may quote average annual total returns for one or more of the Variable Accounts for various periods of time, calculated in a manner prescribed by the SEC. If we advertise total return for the Money Market Variable Account, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

     When a Variable Account has been in operation for 1, 5, and 10 years (or for a period covering the time the underlying portfolio has been available in the Separate Account), we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period's ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     We calculate the standard average annual total returns using Variable Account unit values that we calculate on each valuation day based on the performance of the Variable Account's underlying portfolio, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annualized Contract Fee. The calculation assumes that we deduct a Contract Fee of $7.50 per Contract at the end of each Contract quarter. For purposes of calculating average annual total return, we use an average per-dollar per-day Contract Fee attributable to the hypothetical Variable Account for the period. The calculation also assumes total withdrawal of the Contract at the end of the period for the return quotation and will take into account the Withdrawal Charge applicable to the Contract that we assess on certain withdrawals of Contract Value.

We calculate the standard total return by the following formula:

     TR      =    ((ERV/P)(1/N)) - 1

     Where:
     TR      =    the average annual total return net of Variable Account
                  recurring charges.

     ERV     =    the ending redeemable value (net of any applicable Withdrawal
                  Charge) of the hypothetical Variable Account at the end of the period.

     P       =    a hypothetical initial payment of $1,000.

     N       =    the number of years in the period.

NON-STANDARD VARIABLE ACCOUNT TOTAL RETURNS

     Sales literature or advertisements may quote average annual total returns for the Variable Accounts that do not reflect any Withdrawal Charges or Contract Fee. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical Variable Account for the period with an ending value for the period that does not take into account any Withdrawal Charges or Contract Fees.

     We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

     CTR     =    (ERV/P) - 1

     Where:
     CTR     =    the cumulative total return net of Variable Account recurring charges for the period.

     ERV     =    the ending redeemable value of the hypothetical investment at the end of the period.

     P       =    a hypothetical single payment of $1,000.

ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA

     Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic Portfolio performance may include data that precedes the inception dates of the Variable Accounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

     We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

EFFECT OF THE CONTRACT FEE ON PERFORMANCE DATA

     The Contract provides for the deduction of a $7.50 Contract Fee at the end of each Contract Quarter from the Fixed and Variable Accounts. We base it on the proportion that the value of each such Account bears to the total Contract Value. For purposes of reflecting the Contract Fee in yield and total return quotations, we convert the Contract Fee into a per-dollar per-day charge based on the average Contract Value in the Separate Account of all Contracts on the last day of the period for which quotations are provided. Then, we adjust the per-dollar per-day average charge to reflect the basis upon which we calculate the particular quotation.

OTHER INFORMATION

     The following is a partial list of those publications that the Funds' advertising shareholder materials may cite as containing articles describing investment results or other data relative to one or more of the Variable Accounts. They may cite other publications.

Across the Board      Business Insurance     Financial Planning        Insurance Forum
Advertising Age       Business Month         Financial World           Insurance Sales
American Banker       Business Week          Forbes                    Insurance Week
Barron's              Changing Times         Fortune                   Journal of
Best's Review         Consumer Reports       Inc.                         Accountancy
Broker World          Economist              Institutional Investor    Journal of Commerce

Journal of the            MarketFacts             New Choices              Rough Notes
  American Society of     Money                     (formerly 50 Plus)     Round the Table
  CLU & ChFC              Morningstar, Inc.       New York Times           U.S. Banker
Life Association News     Nation's Business       Pension World            VARDs
Life Insurance Selling    National Underwriter    Pensions &               Wall Street Journal
Manager's Magazine                                  Investments            Working Woman


                              NET INVESTMENT FACTOR

     The Net Investment Factor is an index that measures the investment performance of a Variable Account from one Business Day to the next. Each Variable Account has its own Net Investment Factor, which may be greater or less than one. The Net Investment Factor for each Variable Account equals 1 plus the fraction obtained by dividing (a) by (b) where:

     (a)     is the net result of:

             1. the investment income, dividends, or income distributions (if the ex-dividend date occurred during the current valuation period), and capital gains, realized or unrealized, of the underlying portfolio credited at the end of the current Business Day; plus

             2. the amount credited or released from reserves for taxes attributed to the operation of the Variable Account; minus

             3. the capital losses, realized or unrealized, charged by the underlying portfolio at the end of the current Business Day, minus

             4. any amount charged for taxes or any amount set aside during the Business Day as a reserve for taxes attributable to the operation or maintenance of the Variable Account; minus

             5. the amount charged that Business Day for daily Separate Account charges; and

     (b) is the value of the assets in the Variable Account at the end of the preceding Business Day, adjusted for allocations and transfers to and withdrawals and transfers from the Variable Account occurring during that preceding Business Day.

                            VARIABLE ANNUITY PAYMENTS

     We determine the dollar amount of the first variable annuity payment in the same manner as that of a fixed annuity payment. Therefore, for any particular amount applied to a variable payout plan, the dollar amount of the first variable annuity payment and the first fixed annuity payment (assuming the fixed payment is based on the minimum guaranteed 3.0% interest rate) will be the same. Later variable annuity payments, however, will vary to reflect the net investment performance of the Variable Account(s) that you or the Annuitant select.

     Annuity units measure the net investment performance of a Variable Account for purposes of determining the amount of variable annuity payments. On the Annuity Start Date, we use the adjusted Contract Value for each Variable Account to purchase annuity units at the annuity unit value for that

Variable Account. The number of annuity units in each Variable Account then remains fixed unless an exchange of annuity units is made as described below. Each Variable Account has a separate annuity unit value that changes each Business Day in substantially the same way as does the value of an accumulation unit of a Variable Account.

     We determine the dollar value of each variable annuity payment after the first by multiplying the number of annuity units of a particular Variable Account by the annuity unit value for that Variable Account on the Business Day immediately preceding the date of each payment. If the net investment return of the Variable Account for a payment period equals the pro-rated portion of the 3.0% annual assumed investment rate, then the variable annuity payment for that Variable Account for that period will equal the payment for the prior period. If the net investment return exceeds an annualized rate of 3.0% for a payment period, then the payment for that period will be greater than the payment for the prior period. Similarly, if the return for a period falls short of an annualized rate of 3.0%, then the payment for that period will be less than the payment for the prior period.

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of variable annuity payments which follows this section is based on an assumed investment rate of 3.0% per year. Under the Contract, the you may choose an assumed interest rate of 3.0%, 4.0% or 5.0% at the time you select a variable payout plan. We use the assumed investment rate to determine the first monthly payment per thousand dollars of applied value. THIS RATE DOES NOT BEAR ANY RELATIONSHIP TO THE ACTUAL NET INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT OR ANY VARIABLE ACCOUNT.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

     The amount of the first variable annuity payment to a payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable annuity payment as of the Annuity Start Date, the annuity payout plan option selected, and the Annuitant's age and sex (if applicable). The Contracts contain tables indicating the dollar amount of the first annuity payment under each annuity payment option for each $1,000 applied at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an assumed investment rate of 3.0% per year.

     The portion of the first monthly variable annuity payment derived from a Variable Account is divided by the annuity unit value for that Variable Account (calculated as of the date of the first monthly payment). The number of such units remain fixed during the annuity period, assuming that the Annuitant makes no exchanges of annuity units for annuity units of another Variable Account or to provide a fixed annuity payment.

     In any subsequent month, for any Contract, we determine the dollar amount of the variable annuity payment derived from each Variable Account by multiplying the number of annuity units of that Variable Account attributable to that Contract by the value of such annuity unit at the end of the valuation period immediately preceding the date of such payment.

     The annuity unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Variable Account(s) supporting the variable annuity payments, less an adjustment to neutralize the 3.0% assumed investment rate referred to above. Therefore, the dollar amount of variable annuity payments after the first will vary with the amount by which the net investment return of the appropriate Variable Accounts is greater or less than 3.0% per year. For example, for a Contract using only one Variable Account to generate variable annuity payments, if that Variable Account has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, then the first annuity payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Annuity Payments" in the Prospectus.)

ANNUITY UNIT VALUE

     We calculate the value of an annuity unit at the same time that we calculate the value of an accumulation unit and we base it on the same values for fund shares and other assets and liabilities. (See "Separate Account Value" in the Prospectus.) The annuity unit value for each Variable Account's first valuation period was set at $100. We calculate the annuity unit value for a Variable Account for each subsequent valuation period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

     (1)     is the accumulation unit value for the current valuation period;
     (2) is the accumulation unit value for the immediately preceding valuation period;
     (3) is the annuity unit value for the immediately preceding valuation period; and
     (4) is a special factor designed to compensate for the assumed investment rate of 3.0% built into the table used to compute the first variable annuity payment.

     The following illustrations show, by use of hypothetical examples, the method of determining the annuity unit value and the amount of several variable annuity payments based on one Variable Account.

                ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.   Accumulation unit value for current
      valuation period (1/1/03)..........................................$11.15
2.   Accumulation unit value for immediately
      preceding valuation period (12/1/02)...............................$11.10
3.   Annuity unit value for immediately preceding
      valuation period (12/1/02)........................................$105.00
4.   Factor to compensate for the assumed
      investment rate of 3.0%............................................0.9975
5.   Annuity unit value of current valuation
      period (1/1/02) ((1) / (2)) x (3) x (4).........................$105.2093

                    ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

Annuity Start Date:  1/1/03

1.   Number of accumulation units at Annuity Start Date..................10,000
2.   Accumulation unit value ..........................................$11.1500
3.   Adjusted Contract Value (1)x(2)...................................$111,500
4.   First monthly annuity payment per $1,000
      of adj. Contract Value..............................................$5.89
5.   First monthly annuity payment (3)x(4) / 1,000 .....................$656.74
6.   Annuity unit value $105.2093
7.   Number of annuity units (5)/(6).....................................6.2422
8.   Assume annuity unit value for second month equal to..............$105.3000
9.   Second monthly annuity payment (7)x(8).............................$657.30
10.  Assume annuity unit value for third month equal to...............$104.9000
11.  Third monthly annuity payment (7)x(10).............................$654.81

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     ILICO may substitute, eliminate, or combine shares of another portfolio for shares already purchased or to be purchased in the future. No substitution, elimination or combination of shares will take place without the prior approval of the SEC. In the event of any such substitution or change, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our separate accounts, Variable Accounts may be combined or eliminated, or the assets may be transferred to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

     We will continue to pay a Living Benefit under the Visionary Choice Contract and a Maturity Benefit under the Visionary Contract on Premium Payments allocated to an Eligible Variable Account if: the portfolio underlying an Eligible Variable Account changes its investment objective; we determine that an investment in the portfolio underlying an Eligible Variable Account is no longer appropriate in light of the purposes of the Separate Account; or shares of a portfolio underlying an Eligible Variable Account are no longer available for investment by the Separate Account and we are forced to redeem all shares of the portfolio held by the Eligible Variable Account. (See the Prospectus for your Contract.)

RESOLVING MATERIAL CONFLICTS

     The portfolios currently sell shares to registered separate accounts of insurance companies other than ILICO to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the portfolios to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the portfolios. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests in owning a Contract whose Contract Value is allocated to the Separate Account and of persons owning Contracts whose Contract Values are allocated to one or more other separate accounts investing in any one of the portfolios. There is also the possibility that a material conflict may arise between the interests of

Contract Owners generally, or certain classes of Contract Owners, and participating qualified retirement plans or participants in such retirement plans.

     We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, each management of the portfolios will monitor events related to their portfolio in order to identify any material irreconcilable conflicts that might possibly arise as a result of such portfolio offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various unaffiliated insurance companies.

     In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate portfolio would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the Separate Account's investment in such portfolios, as appropriate. (See the individual portfolio prospectuses for greater detail.)

                                  VOTING RIGHTS

     We determine the number of votes you may cast by dividing your Contract Value in a Variable Account by the net asset value per share of the Portfolio in which that Variable Account invests. For each Annuitant, we determine the number of votes attributable to a Variable Account by dividing the liability for future variable annuity payments to be paid from that Variable Account by the net asset value per share of the portfolio in which that Variable Account invests. We calculate this liability for future payments on the basis of the mortality assumptions. We use your selected assumed investment rate in determining the number of annuity units of that Variable Account credited to the Annuitant's Contract and annuity unit value of that Variable Account on the date that we determine the number of votes. As we make variable annuity payments to the Annuitant, the liability for future payments decreases as does the number of votes.

     We determine the number of votes available to you or an Annuitant as of the date coincident with the date that the Fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio's shareholders. We will solicit voting instructions by written communication prior to such meeting in accordance with the Fund's established procedures.

                          SAFEKEEPING OF ACCOUNT ASSETS

     We hold the title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the Variable Accounts.

     An insurance company blanket bond covers our officers and employees. Lloyd's issues the blanket bond to ILICO and its various subsidiaries. Our bond is in the amount of twenty-five million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

                                  SERVICE FEES

     We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation may range up to 0.25% and is based on the value of portfolio shares held for the Contracts. We may also receive a portion of the 12b-1 fees and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

                          DISTRIBUTION OF THE CONTRACTS

     IL Securities, Inc. ("IL Securities"), P.O. Box 1230, 2960 North Meridian Street, Indianapolis, Indiana 46208, acts as a distributor for the Contracts. IL Securities is our affiliate and is a wholly-owned subsidiary of ILICO. IL Securities is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc.

     Notwithstanding anything to the contrary in this SAI, the Contracts are no longer offered for sale. However, ILICO continues to accept new premium on, process transfers for, and provide administration for existing Contracts. Agents who sell the Contracts are licensed by applicable state insurance authorities to sell the Contracts and are registered representatives of IL Securities or broker-dealers having selling agreements with IL Securities and ILICO.

     We pay sales commissions to unaffiliated broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 7.2% of the premium payments. Other commissions of up to 1.25% may also be paid. The entire amount of the sales commission is passed through IL Securities to broker-dealers who sell the Contracts. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances.

     We may also pay up to 2.50% of premium payments to IL Securities to compensate it for certain distribution expenses. IL Securities' operating and other expenses are paid for by ILICO. IL Securities receives Rule 12b-1 fees and service fees assessed against certain portfolio shares held for the Contracts as compensation for providing shareholder support services. IL Securities will also receive additional compensation from some portfolios based on the value of the portfolio shares held for the Contracts in exchange for providing distribution and support services to the portfolios.

     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other incentives or payments, are not charged directly to Contract owners of the Separate Account.

     IL Securities received and retained $172,173 in underwriting commissions during the fiscal year 2002, $1,106,837 in underwriting commissions during the fiscal year 2001, and $1,485,906 in underwriting commissions during the fiscal year 2000.

                                  LEGAL MATTERS

     Michael H. Miller, Esq., Vice President, ILICO, has passed upon all matters relating to Indiana law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                     EXPERTS

     The statements of assets and liabilities of IL Annuity and Insurance Co. Separate Account 1 (subsequently named ILICO Separate Account 1) as of December 31, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, the balance sheets of IL Annuity and Insurance Company as of December 31, 2002 and 2001, and the related statements of operations, shareholder's equity and cash flows for the year ended December 31, 2002, the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and the year ended December 31, 2000, and the statutory-basis balance sheets of ILICO as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for the years ended December 31, 2002, 2001, and 2000, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The principal business address for Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309.

                                OTHER INFORMATION

     We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

     This SAI contains the audited statements of assets and liabilities of IL Annuity and Insurance Co. Separate Account 1 (subsequently named ILICO Separate Account 1) as of December 31, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, the audited balance sheets of IL Annuity and Insurance Company as of December 31, 2002 and 2001, and the related statements of operations, shareholder's equity and cash flows for the year ended December 31, 2002, the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and the year ended December 31, 2000, and the statutory-basis balance sheets of ILICO as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for the years ended December 31, 2002, 2001, and 2000. In addition, this SAI contains the unaudited pro forma parent company only GAAP-basis financial statements of ILICO, after giving effect to the merger of ILICO and IL Annuity and Insurance Company, as of and for the year ended December 31, 2002.

     Ernst & Young LLP, independent auditors, of 801 Grand Avenue, Suite 3400, Des Moines, IA 50309, serves as independent auditors for ILICO Separate Account 1, ILICO and IL Annuity and Insurance Company.

     ILICO's and IL Annuity and Insurance Company's financial statements included in this SAI should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in ILICO Separate Account 1.

FINANCIAL STATEMENTS

IL Annuity and Insurance Company Separate Account 1
Year Ended December 31, 2002

               IL Annuity and Insurance Company Separate Account 1

                              Financial Statements

                          Year Ended December 31, 2002




                                    CONTENTS

Report of Independent Auditors.................................................1

Audited Financial Statements

Statements of Assets and Liabilities...........................................2
Statements of Operations.......................................................5
Statements of Changes in Net Assets............................................8
Notes to Financial Statements.................................................11

[LOGO]ERNST & YOUNG              o ERNST & YOUNG LLP     o Phone: (515) 243-2727
                                   801 GRAND AVENUE        www.ey.com
                                   SUITE 3400
                                   DES MOINES, IA 50309


                         Report of Independent Auditors

Contract Holders of IL Annuity and Insurance Company Separate Account 1 Board of Directors of IL Annuity and Insurance Company

We have audited the accompanying statements of assets and liabilities of IL Annuity and Insurance Company Separate Account 1 (the Account), comprising the Alger American MidCap Growth, Alger Small Capitalization, Fidelity Asset Manager, Fidelity Contrafund, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Investment Grade Bond, Fidelity Money Market, OCC Managed, OCC SmallCap, T. Rowe Price International Stock, T. Rowe Price Limited-Term Bond, Van Eck Hard Assets, SAFECO Equity, SAFECO Growth Opportunities, Royce MicroCap, First Eagle SoGen Overseas Variable, AMT MidCap Growth, AMT Socially Responsive, PIMCO High Yield Bond, PIMCO Real Return Bond, and PIMCO StocksPLUS Growth and Income Portfolios, as of December 31, 2002, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstate-ment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2002, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the IL Annuity and Insurance Company Separate Account 1 at December 31, 2002, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.


                                                            /s/Ernst & Young LLP

Des Moines, Iowa
March 7, 2003
      Ernst & Young LLP is a member of Ernst & Young International, Ltd.       1

               IL Annuity and Insurance Company Separate Account 1

                      Statements of Assets and Liabilities

                                December 31, 2002

                                            ALGER           ALGER
                                          AMERICAN         AMERICAN                                                FIDELITY
                                           MIDCAP            SMALL           FIDELITY ASSET       FIDELITY          EQUITY
                                           GROWTH        CAPITALIZATION         MANAGER           CONTRAFUND        INCOME
                                          PORTFOLIO        PORTFOLIO           PORTFOLIO          PORTFOLIO        PORTFOLIO
                                         -------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
   at market value                       $14,920,367      $ 5,670,773          $ 8,863,714       $27,414,403       $16,973,280
                                         -------------------------------------------------------------------------------------------
NET ASSETS                               $14,920,367      $ 5,670,773          $ 8,863,714       $27,414,403       $16,973,280
                                         ===========================================================================================

Net assets in the accumulation period    $14,920,367      $ 5,670,773          $ 8,863,714       $27,414,403       $16,950,424
Net assets in the annuitization period             -                -                    -                 -            22,856
                                         -------------------------------------------------------------------------------------------
NET ASSETS                               $14,920,367      $ 5,670,773          $ 8,863,714       $27,414,403       $16,973,280
                                         ===========================================================================================

Accumulation unit value                  $    14.129      $     6.398          $    14.097       $    16.583       $    14.316
Accumulation units outstanding             1,055,977          886,347              628,753         1,653,188         1,184,055

Annuitized unit value                    $         -      $         -          $         -       $         -       $     13.43
Annuitized units outstanding                       -                -                    -                 -             1,702

Shares of mutual funds owned               1,198,423          464,437              695,193         1,514,608           934,652

Investments, at cost                     $28,644,318      $11,979,100          $11,109,562       $36,394,836       $22,279,035
                                         ===========================================================================================



                                                                               FIDELITY
                                          FIDELITY                            INVESTMENT
                                           GROWTH         FIDELITY INDEX      GRADE BOND
                                          PORTFOLIO       500 PORTFOLIO       PORTFOLIO
                                         ------------------------------------------------
ASSETS
Investments in shares of mutual funds,
   at market value                       $21,721,589       $39,015,985        $11,561,817
                                         ------------------------------------------------
NET ASSETS                               $21,721,589       $39,015,985        $11,561,817
                                         ================================================

Net assets in the accumulation period    $21,721,589       $39,004,313        $11,561,817
Net assets in the annuitization period             -            11,672                  -
                                         ------------------------------------------------
NET ASSETS                               $21,721,589       $39,015,985        $11,561,817
                                         ================================================

Accumulation unit value                  $    12.125       $    14.903        $    14.989
Accumulation units outstanding             1,791,430         2,617,294            771,334

Annuitized unit value                    $         -       $      7.80        $         -
Annuitized units outstanding                       -             1,496                  -

Shares of mutual funds owned                 926,689           390,472            843,928

Investments, at cost                     $42,267,284       $56,297,054        $10,631,922
                                         ================================================

See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                                December 31, 2002


                                          FIDELITY                                     T. ROWE PRICE    T. ROWE PRICE
                                           MONEY            OCC            OCC         INTERNATIONAL    LIMITED-TERM       VAN ECK
                                           MARKET         MANAGED        SMALLCAP          STOCK            BOND         HARD ASSETS
                                          PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                         -------------------------------------------------------------------------------------------
ASSETS

Investments in shares of mutual funds,   $12,386,467     $12,680,391     $4,043,413      $ 7,572,636       $5,052,461     $2,170,293
  at market value
                                         -------------------------------------------------------------------------------------------
NET ASSETS                               $12,386,467     $12,680,391     $4,043,413      $ 7,572,636       $5,052,461     $2,170,293
                                         ===========================================================================================
Net assets in the accumulation period    $12,386,467     $12,680,391     $4,043,413      $ 7,572,636       $5,052,461     $2,170,293
Net assets in the annuitization period             -               -              -                -                -              -
                                         -------------------------------------------------------------------------------------------
NET ASSETS                               $12,386,467     $12,680,391     $4,043,413      $ 7,572,636       $5,052,461     $2,170,293
                                         ===========================================================================================

Accumulation unit value                  $    12.691     $    13.791     $   14.931      $     9.010       $   13.694     $    9.048
Accumulation units outstanding               975,984         919,473        270,798          840,469          368,951        239,857

Annuitized unit value                    $         -     $         -     $        -      $         -       $        -     $        -
Annuitized units outstanding                       -               -              -                -                -              -

Shares of mutual funds owned              12,386,467         386,951        187,891          817,779          994,579        210,708

Investments, at cost                     $12,386,467     $15,845,124     $5,185,969      $12,256,770       $4,964,480     $2,336,461
                                         ===========================================================================================



                                                           SAFECO
                                          SAFECO           GROWTH
                                          EQUITY        OPPORTUNITIES
                                         PORTFOLIO        PORTFOLIO
                                         ------------------------------
ASSETS

Investments in shares of mutual funds,   $ 7,300,081     $ 9,729,966
  at market value
                                         ------------------------------
NET ASSETS                               $ 7,300,081     $ 9,729,966
                                         ==============================
Net assets in the accumulation period    $ 7,300,081     $ 9,729,966
Net assets in the annuitization period             -               -
                                         ------------------------------
NET ASSETS                               $ 7,300,081     $ 9,729,966
                                         ==============================

Accumulation unit value                  $     7.998     $     7.751
Accumulation units outstanding               912,707       1,255,241

Annuitized unit value                    $         -     $         -
Annuitized units outstanding                       -               -

Shares of mutual funds owned                 403,989         715,439

Investments, at cost                     $12,189,674     $14,686,643
                                         ==============================

See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                                December 31, 2002

                                                         FIRST EAGLE
                                                            SOGEN            AMT                               PIMCO
                                           ROYCE           OVERSEAS         MIDCAP         AMT SOCIALLY      PIMCO HIGH
                                          MICROCAP         VARIABLE         GROWTH          RESPONSIVE       YIELD BOND
                                          PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                          ------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds,
 at market value                          $7,108,735       $8,675,689      $4,069,777       $2,624,745        $1,103,381
                                          ------------------------------------------------------------------------------------
NET ASSETS                                $7,108,735       $8,675,689      $4,069,777       $2,624,745        $1,103,381
                                          ====================================================================================
Net assets in the accumulation period     $7,108,735       $8,675,689      $4,069,777       $2,624,745        $1,103,381
Net assets in the annuitization period             -                -               -                -                 -
                                          ------------------------------------------------------------------------------------
NET ASSETS                                $7,108,735       $8,675,689      $4,069,777       $2,624,745        $1,103,381
                                          ====================================================================================

Accumulation unit value                   $   18.181       $   17.173      $    3.848       $    8.829        $    9.685
Accumulation units outstanding               390,991          505,204       1,057,507          297,283           113,929

Annuitized unit value                     $        -       $        -      $        -       $        -        $        -
Annuitized units outstanding                       -                -               -                -                 -

Shares of mutual funds owned                 935,360          579,926         339,998          285,609           153,889

Investments, at cost                      $7,083,117       $8,242,937      $5,010,403       $2,812,838        $1,157,631
                                          ====================================================================================



                                                              PIMCO
                                             PIMCO          STOCKSPLUS
                                          REAL RETURN       GROWTH AND
                                             BOND             INCOME
                                           PORTFOLIO         PORTFOLIO
                                          --------------------------------
ASSETS
Investments in shares of mutual funds,
 at market value                          $4,840,866         $412,495
                                          --------------------------------
NET ASSETS                                $4,840,866         $412,495
                                          ================================
Net assets in the accumulation period     $4,840,866         $412,495
Net assets in the annuitization period             -                -
                                          --------------------------------
NET ASSETS                                $4,840,866         $412,495
                                          ================================

Accumulation unit value                   $   13.982         $  6.781
Accumulation units outstanding               346,215           60,827

Annuitized unit value                     $        -         $      -
Annuitized units outstanding                       -                -

Shares of mutual funds owned                 406,795           56,896

Investments, at cost                      $4,558,430         $525,018
                                          ================================


See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                            Statements of Operations

                                December 31, 2002


                                            ALGER               ALGER
                                           AMERICAN            AMERICAN                                                   FIDELITY
                                            MIDCAP               SMALL            FIDELITY ASSET       FIDELITY            EQUITY
                                            GROWTH           CAPITALIZATION          MANAGER           CONTRAFUND          INCOME
                                           PORTFOLIO           PORTFOLIO            PORTFOLIO          PORTFOLIO          PORTFOLIO
                                           -----------------------------------------------------------------------------------------
Income
  Dividends                                $         -        $         -           $ 392,973          $ 282,719        $   396,457
Expenses:
  Mortality and expense and admini-
    stration charges                           270,856             97,650             131,036            448,583            281,908
                                           -----------------------------------------------------------------------------------------
Net investment income (loss)                  (270,856)           (97,650)            261,937           (165,864)           114,549

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of       (3,861,730)        (3,524,661)           (583,316)          (813,928)          (893,851)
    fund shares
  Net realized gain distributions                    -                  -                   -                  -            467,533
                                           -----------------------------------------------------------------------------------------
Net realized gain (loss) on investments     (3,861,730)        (3,524,661)           (583,316)          (813,928)          (426,318)

Net change in unrealized appreciation
  (depreciation) on investments             (3,203,170)         1,339,702            (735,822)        (2,628,018)        (3,773,519)
                                           -----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $(7,335,756)       $(2,282,609)        $(1,057,201)       $(3,607,810)       $(4,085,288)
                                           =========================================================================================




                                                                                    FIDELITY
                                            FIDELITY                                INVESTMENT
                                             GROWTH         FIDELITY INDEX          GRADE BOND
                                            PORTFOLIO       500 PORTFOLIO           PORTFOLIO
                                          ----------------------------------------------------------
Income
  Dividends                               $     78,190       $    657,578            $385,763
Expenses:
  Mortality and expense and admini-
    stration charges                           400,685            656,526             145,697
                                          ----------------------------------------------------------
Net investment income (loss)                  (322,495)             1,052             240,066

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of       (4,397,723)        (1,594,036)            225,946
    fund shares
  Net realized gain distributions                    -                  -                   -
                                          ----------------------------------------------------------
Net realized gain (loss) on investments     (4,397,723)        (1,594,036)            225,946

Net change in unrealized appreciation
  (depreciation) on investments             (6,394,621)       (11,497,955)            433,207
                                          ----------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $(11,114,839)      $(13,090,939)           $899,219
                                          ==========================================================

See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                                December 31, 2002



                                          FIDELITY                                       T. ROWE PRICE      T. ROWE PRICE
                                           MONEY             OCC            OCC          INTERNATIONAL      LIMITED-TERM
                                           MARKET          MANAGED        SMALLCAP           STOCK              BOND
                                          PORTFOLIO       PORTFOLIO      PORTFOLIO         PORTFOLIO          PORTFOLIO
                                          --------------------------------------------------------------------------------
Income
  Dividends                               $ 212,642        $ 303,857      $    6,011        $    83,115        $ 263,131
Expenses:
  Mortality and expense and admini-
    stration charges                        175,970          209,621         110,453            129,962           74,578
                                          --------------------------------------------------------------------------------
Net investment income (loss)                 36,672           94,236        (104,442)           (46,847)         188,553

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                                   -         (364,958)        (762,440)       (1,162,465)          71,546
  Net realized gain distributions                 -                -        1,304,974             8,312                -
                                          --------------------------------------------------------------------------------
Net realized gain (loss) on investments           -         (364,958)         542,534        (1,154,153)          71,546

Net change in unrealized appreciation             -       (2,761,940)      (2,585,567)         (936,611)         (55,718)
  (depreciation) on investments
                                          --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $  36,672      $(3,032,662)     $(2,147,475)      $(2,137,611)       $ 204,381
                                          ================================================================================



                                                                              SAFECO
                                            VAN ECK         SAFECO           GROWTH
                                          HARD ASSETS       EQUITY        OPPORTUNITIES
                                           PORTFOLIO       PORTFOLIO        PORTFOLIO
                                          ---------------------------------------------
Income
  Dividends                                $  23,970     $    92,248      $        -
Expenses:
  Mortality and expense and admini-
    stration charges                          38,958         128,863          193,862
                                          --------------------------------------------
Net investment income (loss)                 (14,988)        (36,615)        (193,862)

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
    fund shares                             (110,333)       (681,654)        (983,875)
  Net realized gain distributions                  -               -           58,688
                                          --------------------------------------------
Net realized gain (loss) on investments     (110,333)       (681,654)        (925,187)

Net change in unrealized appreciation         (5,884)     (2,315,632)      (5,966,443)
  (depreciation) on investments
                                          --------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $(131,205)    $(3,033,901)     $(7,085,492)
                                          ============================================

See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                                December 31, 2002



                                                              FIRST EAGLE
                                                                SOGEN            AMT
                                                 ROYCE         OVERSEAS         MIDCAP         AMT SOCIALLY       PIMCO HIGH
                                                MICROCAP       VARIABLE         GROWTH          RESPONSIVE        YIELD BOND
                                                PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                              ----------------------------------------------------------------------------------
Income
  Dividends                                   $    45,767     $   23,724       $       -        $       -         $ 130,754
Expenses:
  Mortality and expense and admini-
  stration charges                                121,048        126,150          34,542           24,736            22,201
                                              ----------------------------------------------------------------------------------
Net investment income (loss)                      (75,281)      (102,426)        (34,542)         (24,736)          108,553

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
  fund shares                                     949,190        247,092        (447,779)         (24,554)         (174,857)
Net realized gain distributions                   173,913        130,482               -                -                 -
                                              ----------------------------------------------------------------------------------
Net realized gain (loss) on investments         1,123,103        377,574        (447,779)         (24,554)         (174,857)

Net change in unrealized appreciation
  (depreciation) on investments                (2,307,726)     1,051,692        (419,692)        (199,468)          (41,645)
                                              ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $(1,259,904)    $1,326,840       $(902,013)       $(248,758)        $(107,949)
                                              ==================================================================================



                                                               PIMCO
                                                  PIMCO      STOCKSPLUS
                                              REAL RETURN    GROWTH AND
                                                 BOND         INCOME
                                               PORTFOLIO     PORTFOLIO
                                              ---------------------------

Income
  Dividends                                      $186,336      $  13,754
Expenses:
  Mortality and expense and admini-
  stration charges                                 58,317          7,394
                                              ---------------------------
Net investment income (loss)                      128,019          6,360

Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
  fund shares                                     109,858       (78,838)
Net realized gain distributions                     2,777             -
                                              ---------------------------
Net realized gain (loss) on investments           112,635       (78,838)

Net change in unrealized appreciation
  (depreciation) on investments                   362,711       (62,797)
                                              ---------------------------
Net increase (decrease) in net assets
  resulting from operations                      $603,365     $(135,275)
                                              ===========================

See accompanying notes.

               IL Annuity and Insurance Company Separate Account 1

                       Statements of Changes in Net Assets

                                               ALGER             ALGER
                                              AMERICAN          AMERICAN                                               FIDELITY
                                               MIDCAP            SMALL           FIDELITY ASSET       FIDELITY          EQUITY
                                               GROWTH        CAPITALIZATION         MANAGER           CONTRAFUND        INCOME
                                              PORTFOLIO        PORTFOLIO           PORTFOLIO          PORTFOLIO        PORTFOLIO
                                             ---------------------------------------------------------------------------------------
Net assets at January 1, 2001                $25,597,211      $12,467,004          $11,967,925       $42,856,404       $25,138,174

Changes from 2001 operations:
  Net investment income (loss)                  (359,192)        (138,173)             313,881          (250,880)           56,138
  Net realized gain (loss) on investments      9,060,984       (3,153,320)            (305,693)          896,700         1,181,456
  Net change in unrealized appreciation
    (depreciation) on investments            (10,806,077)        (613,381)            (687,533)       (6,398,164)       (2,870,163)
                                             ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   (2,104,285)      (3,904,874)            (679,345)       (5,752,344)       (1,632,569)
Contract transactions:
  Net increase from contract purchases         2,483,980        1,060,448              798,974         3,250,787         2,866,016
  Net decrease from redemptions-withdrawals   (3,723,067)      (2,725,084)          (2,457,850)       (6,675,376)       (4,858,697)
  Net transfers between subaccounts            2,763,644        2,153,039            1,334,868         2,319,695         1,768,553
  Contract maintenance charges                    (3,726)          (1,516)              (1,878)           (5,691)           (3,306)
                                             ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions         1,520,832          486,887             (325,886)       (1,110,586)         (227,434)
                                             ---------------------------------------------------------------------------------------
Total increase (decrease) in net assets         (583,453)      (3,417,987)          (1,005,230)       (6,862,930)       (1,860,002)
                                             ---------------------------------------------------------------------------------------
Net assets at December 31, 2001               25,013,758        9,049,017           10,962,695        35,993,474        23,278,172

Changes from 2002 operations:
  Net investment income (loss)                  (270,856)         (97,650)             261,937          (165,864)          114,549
  Net realized gain (loss) on investments     (3,861,730)      (3,524,661)            (583,316)         (813,928)         (426,318)
  Net change in unrealized appreciation
    (depreciation) on investments             (3,203,170)       1,339,702             (735,822)       (2,628,018)       (3,773,519)
                                             ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   (7,335,756)      (2,282,609)          (1,057,201)       (3,607,810)       (4,085,288)
Contract transactions:
  Net increase from contract purchases           383,639          149,412              110,094           582,223           449,740
  Net decrease from  redemptions-withdrawals  (1,887,455)        (781,889)          (1,290,715)       (3,793,869)       (2,117,300)
  Net transfers between subaccounts           (1,248,897)        (461,374)             141,268        (1,751,642)         (547,367)
  Contract maintenance charges                    (4,922)          (1,784)              (2,427)           (7,973)           (4,677)
                                             ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions        (2,757,635)      (1,095,635)          (1,041,780)       (4,971,261)       (2,219,604)
                                             ---------------------------------------------------------------------------------------
Total increase (decrease) in net assets      (10,093,391)      (3,378,244)          (2,098,981)       (8,579,071)       (6,304,892)
                                             ---------------------------------------------------------------------------------------
Net assets at December 31, 2002              $14,920,367      $ 5,670,773          $ 8,863,714       $27,414,403       $16,973,280
                                             =======================================================================================


                                                                                    FIDELITY
                                              FIDELITY                             INVESTMENT
                                               GROWTH        FIDELITY INDEX        GRADE BOND
                                              PORTFOLIO      500 PORTFOLIO         PORTFOLIO
                                             ---------------------------------------------------
Net assets at January 1, 2001                $48,791,128      $68,915,328          $ 8,721,015

Changes from 2001 operations:
  Net investment income (loss)                  (581,880)        (186,530)             354,201
  Net realized gain (loss) on investments      1,735,139          604,144               65,697
  Net change in unrealized appreciation
    (depreciation) on investments            (10,515,372)      (9,671,799)             258,252
                                             ---------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   (9,362,113)      (9,254,185)             678,150
Contract transactions:
  Net increase from contract purchases         3,376,009        5,802,249            1,222,060
  Net decrease from redemptions-withdrawals   (7,314,067)     (11,150,089)          (4,331,703)
  Net transfers between subaccounts            2,743,781        3,906,151            3,402,675
  Contract maintenance charges                    (6,882)          (8,885)              (1,125)
                                             ---------------------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions        (1,201,159)      (1,450,573)             291,906
                                             ---------------------------------------------------
Total increase (decrease) in net assets      (10,563,272)     (10,704,759)             970,056
                                             ---------------------------------------------------
Net assets at December 31, 2001               38,227,856       58,210,570            9,691,071

Changes from 2002 operations:
  Net investment income (loss)                  (322,495)           1,052              240,066
  Net realized gain (loss) on investments     (4,397,723)      (1,594,036)             225,946
  Net change in unrealized appreciation
    (depreciation) on investments             (6,394,621)     (11,497,955)             433,207
                                             ---------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  (11,114,839)     (13,090,939)             899,219
Contract transactions:
  Net increase from contract purchases           727,085          997,919              262,673
  Net decrease from  redemptions-withdrawals  (3,481,913)      (6,189,910)          (1,259,790)
  Net transfers between subaccounts           (2,628,339)        (900,549)           1,970,755
  Contract maintenance charges                    (8,261)         (11,106)              (2,111)
                                             ---------------------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions        (5,391,428)      (6,103,646)             971,527
                                             ---------------------------------------------------
Total increase (decrease) in net assets      (16,506,267)     (19,194,585)           1,870,746
                                             ---------------------------------------------------
Net assets at December 31, 2002              $21,721,589      $39,015,985          $11,561,817
                                             ===================================================

See accompanying notes.
8

               IL Annuity and Insurance Company Separate Account 1

                                              FIDELITY                                     T. ROWE PRICE    T. ROWE PRICE
                                               MONEY            OCC            OCC         INTERNATIONAL    LIMITED-TERM
                                               MARKET         MANAGED        SMALLCAP          STOCK            BOND
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                             ------------------------------------------------------------------------------
Net assets at January 1, 2001                $11,554,270     $19,464,076     $6,833,153      $14,259,230       $4,111,078

Changes from 2001 operations:
  Net investment income (loss)                   328,245         159,537        (55,272)          95,152          151,909
  Net realized gain (loss) on investments              -          10,948        761,487         (238,957)          21,394
  Net change in unrealized appreciation
    (depreciation) on investments                      -      (1,361,442)      (226,177)      (3,015,147)          89,844
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      328,245      (1,190,957)       480,038       (3,158,952)         263,147
Contract transactions:
  Net increase from contract purchases        16,142,452       1,695,059        784,100          943,180          510,497
  Net decrease from redemptions-withdrawals  (15,437,355)     (3,706,456)    (1,920,935)      (2,532,826)        (982,420)
  Net transfers between subaccounts            1,474,390       1,344,677      2,671,489          975,029        1,721,000
Contract maintenance charges                      (1,110)         (2,671)          (874)          (1,383)            (498)
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions         2,178,377        (669,391)     1,533,780         (616,001)       1,248,580
                                             ------------------------------------------------------------------------------
Total increase (decrease) in net assets        2,506,622      (1,860,348)     2,013,818       (3,774,953)       1,511,727
                                             ------------------------------------------------------------------------------
Net assets at December 31, 2001               14,060,892      17,603,728      8,846,970       10,484,277        5,622,805

Changes from 2002 operations:
  Net investment income (loss)                    36,672          94,236       (104,442)         (46,847)         188,553
  Net realized gain (loss) on investments              -        (364,958)       542,534       (1,154,153)          71,546
  Net change in unrealized appreciation
    (depreciation) on investments                      -      (2,761,940)    (2,585,567)        (936,611)         (55,718)
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       36,672      (3,032,662)    (2,147,475)      (2,137,611)         204,381
Contract transactions:
  Net increase from contract purchases         1,009,610         189,479        321,189          581,999          (79,341)
  Net decrease from  redemptions-withdrawals  (5,677,098)     (1,566,831)      (748,687)        (509,979)        (690,373)
  Net transfers between subaccounts            2,958,588        (509,772)    (2,227,113)        (845,022)          (3,468)
  Contract maintenance charges                    (2,197)         (3,551)        (1,471)          (1,028)          (1,543)
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions        (1,711,097)     (1,890,675)    (2,656,082)        (774,030)        (774,725)
                                             ------------------------------------------------------------------------------
Total increase (decrease) in net assets       (1,674,425)     (4,923,337)    (4,803,557)      (2,911,641)        (570,344)
                                             ------------------------------------------------------------------------------
Net assets at December 31, 2002              $12,386,467     $12,680,391     $4,043,413      $ 7,572,636       $5,052,461
                                             ==============================================================================


                                                                             SAFECO
                                               VAN ECK         SAFECO        GROWTH
                                             HARD ASSETS       EQUITY     OPPORTUNITIES
                                              PORTFOLIO       PORTFOLIO     PORTFOLIO
                                             --------------------------------------------
Net assets at January 1, 2001                 $3,335,242     $14,429,944    $17,201,856

Changes from 2001 operations:
  Net investment income (loss)                    (9,228)       (102,275)       173,648
  Net realized gain (loss) on investments        (61,238)       (260,298)      (281,710)
  Net change in unrealized appreciation
    (depreciation) on investments               (325,783)     (1,151,283)     3,051,994
                                             --------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     (396,249)     (1,513,856)     2,943,932
Contract transactions:
  Net increase from contract purchases           150,959       1,181,444      1,154,962
  Net decrease from redemptions-withdrawals     (212,869)     (2,392,267)    (3,281,399)
  Net transfers between subaccounts              (15,383)         19,648      1,905,665
Contract maintenance charges                        (575)         (1,725)        (2,814)
                                             --------------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions           (77,868)     (1,192,900)      (223,586)
                                             --------------------------------------------
Total increase (decrease) in net assets         (474,117)     (2,706,756)     2,720,346
                                             --------------------------------------------
Net assets at December 31, 2001                2,861,125      11,723,188     19,922,202

Changes from 2002 operations:
  Net investment income (loss)                   (14,988)        (36,615)      (193,862)
  Net realized gain (loss) on investments       (110,333)       (681,654)      (925,187)
  Net change in unrealized appreciation
    (depreciation) on investments                 (5,884)     (2,315,632)    (5,966,443)
                                             --------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     (131,205)     (3,033,901)    (7,085,492)
Contract transactions:
  Net increase from contract purchases            11,971         476,500        232,433
  Net decrease from  redemptions-withdrawals    (646,800)       (961,313)    (1,524,790)
  Net transfers between subaccounts               75,986        (902,410)    (1,810,796)
  Contract maintenance charges                      (784)         (1,983)        (3,591)
                                             --------------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions          (559,627)     (1,389,206)    (3,106,744)
                                             --------------------------------------------
Total increase (decrease) in net assets         (690,832)     (4,423,107)   (10,192,236)
                                             --------------------------------------------
Net assets at December 31, 2002               $2,170,293     $ 7,300,081    $ 9,729,966
                                             ============================================

See accompanying notes.
9

               IL Annuity and Insurance Company Separate Account 1

                                                             FIRST EAGLE
                                                                SOGEN           AMT                              PIMCO
                                               ROYCE          OVERSEAS         MIDCAP        AMT SOCIALLY     PIMCO HIGH
                                              MICROCAP        VARIABLE         GROWTH         RESPONSIVE      YIELD BOND
                                              PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                             ------------------------------------------------------------------------------
Net assets at January 1, 2001                 $5,732,879      $8,301,798     $2,252,360        $ 192,496        $ 252,096

Changes from 2001 operations:
  Net investment income (loss)                  (108,273)        956,635        (36,977)          (6,187)          40,033
  Net realized gain (loss) on investments        514,636         193,661       (570,732)             (88)         (41,479)
  Net change in unrealized appreciation
    (depreciation) on investments              1,403,125        (663,241)      (125,291)           6,613           (5,227)
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    1,809,488         487,055       (733,000)             338           (6,673)
Contract transactions:
  Net increase from contract purchases         1,548,827         897,908        756,518           57,700          339,851
  Net decrease from redemptions-withdrawals   (1,252,828)     (1,173,756)      (561,473)         (22,921)        (382,401)
  Net transfers between subaccounts            1,609,561         413,282        899,174        1,276,456          523,139
  Contract maintenance charges                    (1,105)           (919)          (438)             (36)             (45)
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net  assets
  resulting from contract transactions         1,904,454         136,515      1,093,781        1,311,200          480,544
                                             ------------------------------------------------------------------------------
Total increase (decrease) in net assets        3,713,942         623,571        360,781        1,311,538          473,871
                                             ------------------------------------------------------------------------------
Net assets at December 31, 2001                9,446,821       8,925,369      2,613,141        1,504,033          725,968

Changes from 2002 operations:
  Net investment income (loss)                   (75,281)       (102,426)       (34,542)         (24,736)         108,553
  Net realized gain (loss) on investments      1,123,103         377,574       (447,779)         (24,554)        (174,857)
  Net change in unrealized appreciation
    (depreciation) on investments             (2,307,726)      1,051,692       (419,692)        (199,468)         (41,645)
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    1,259,904)      1,326,840       (902,013)        (248,758)        (107,949)
Contract transactions:
  Net increase from contract purchases           110,468         170,673         30,319           85,718             (958)
  Net decrease from  redemptions-withdrawals  (1,153,894)     (1,241,769)       (98,308)        (155,420)        (167,957)
  Net transfers between subaccounts              (32,715)       (503,798)     2,427,302        1,439,267          654,452
  Contract maintenance charges                    (2,041)         (1,626)          (664)             (95)            (175)
                                             ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions        (1,078,182)     (1,576,520)     2,358,649        1,369,470          485,362
                                             ------------------------------------------------------------------------------
Total increase (decrease) in net assets       (2,338,086)       (249,680)     1,456,636        1,120,712          377,413
                                             ------------------------------------------------------------------------------
Net assets at December 31, 2002               $7,108,735      $8,675,689     $4,069,777       $2,624,745       $1,103,381
                                             ==============================================================================


                                                                 PIMCO
                                                 PIMCO         STOCKSPLUS
                                              REAL RETURN      GROWTH AND
                                                 BOND           INCOME
                                               PORTFOLIO       PORTFOLIO
                                             -----------------------------
Net assets at January 1, 2001                 $  448,055       $ 410,304

Changes from 2001 operations:
  Net investment income (loss)                    72,671          14,780
  Net realized gain (loss) on investments         70,313         (92,849)
  Net change in unrealized appreciation
    (depreciation) on investments                (88,338)         21,595
                                             -----------------------------
Net increase (decrease) in net assets
  resulting from operations                       54,646         (56,474)
Contract transactions:
  Net increase from contract purchases           713,973         104,626
  Net decrease from redemptions-withdrawals     (900,578)       (192,152)
  Net transfers between subaccounts            2,612,929         502,162
  Contract maintenance charges                      (175)            (65)
                                             -----------------------------
Net increase (decrease) in net  assets
  resulting from contract transactions         2,426,149         414,571
                                             -----------------------------
Total increase (decrease) in net assets        2,480,795         358,097
                                             -----------------------------
Net assets at December 31, 2001                2,928,850         768,401

Changes from 2002 operations:
  Net investment income (loss)                   128,019           6,360
  Net realized gain (loss) on investments        112,635         (78,838)
  Net change in unrealized appreciation
    (depreciation) on investments                362,711         (62,797)
                                             -----------------------------
Net increase (decrease) in net assets
  resulting from operations                      603,365        (135,275)
Contract transactions:
  Net increase from contract purchases            49,881          14,809
  Net decrease from  redemptions-withdrawals  (1,264,929)        (30,711)
  Net transfers between subaccounts            2,524,433        (204,576)
  Contract maintenance charges                      (734)           (153)
                                             -----------------------------
Net increase (decrease) in net assets
  resulting from contract transactions         1,308,651        (220,631)
                                             -----------------------------
Total increase (decrease) in net assets        1,912,016        (355,906)
                                             -----------------------------
Net assets at December 31, 2002               $4,840,866        $412,495
                                             =============================

See accompanying notes.
10

               IL Annuity and Insurance Company Separate Account 1

                         Notes to Financial Statements

                               December 31, 2002

1. ACCOUNTING POLICIES

ORGANIZATION

IL Annuity and Insurance Company Separate Account 1 (the Account) is a segregated investment account of the IL Annuity and Insurance Company (the Company), an indirect majority owned subsidiary of Indianapolis Life Insurance Company (ILICo). During 2001, ILICo demutualized and became a wholly owned subsidiary of AmerUs Group Co. The Account was established under Massachusetts's law on November 1, 1994, commenced operations in November 1995 and is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

At the direction of eligible contract holders, the Account invests in 23 investment portfolios, which in turn, own shares of the following registered series mutual funds:

   Alger American Fund - MidCap Growth Portfolio and Small Capitalization Portfolio

   Fidelity Variable Insurance Products Fund and Fund II - Asset Manager Portfolio, Contrafund Portfolio, Equity Income Portfolio, Growth Portfolio, Index 500 Portfolio, Investment Grade Bond Portfolio and Money Market Portfolio

   Oppenheimer Capital Accumulation Trust - Managed Portfolio and Small Cap Portfolio

   T. Rowe Price International Series, Inc. - International Stock Portfolio

   T. Rowe Price Fixed Income Series, Inc. - Limited-Term Bond Portfolio

   Van Eck Worldwide Insurance Trust - Hard Assets Portfolio

   SAFECO Resource Series Trust - Equity Portfolio and Growth Opportunities Portfolio

              IL Annuity and Insurance Company Separate Account 1

INVESTMENTS (CONTINUED)

   Royce Capital Fund - Micro-Cap Portfolio

   First Eagle SoGen Variable Funds, Inc. - Overseas Variable Portfolio

   Neuberger Berman Advisors Management Trust - MidCap Growth Portfolio and Socially Responsive Portfolio

   PIMCO Variable Insurance Trust - High Yield Bond Portfolio, Real Return Bond Portfolio, and StocksPLUS Growth and Income Portfolio

Investments are stated at the closing net asset values per share on December 31.

Investment transactions are accounted for on a trade date basis and the cost of investments sold is determined by the average cost method.

DIVIDENDS

Dividends paid to the Account are automatically reinvested in shares of the funds on the payable date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

              IL Annuity and Insurance Company Separate Account 1

1. ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATE

Amounts are paid to the Company for mortality and expense guarantees at the rate of 0.003404% of the current value of the Account per day (1.25% on an annual basis). The Account also pays the Company for other expenses such as contract maintenance fees ($7.50 per contract at the end of each quarter) and asset-based administration fees (.15% on an annual basis).

Under these agreements, the Company is responsible for all sales, general, and administrative expenses applicable to the Account.

A surrender charge is imposed in the event of full or partial surrender during the first nine complete contract years. The withdrawal charge is 7% in the first six complete contract years, decreasing to 6% in the seventh complete contract year, and then declining by 2% in each subsequent contract year, until it is zero in contract year ten.

A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer from and among subaccounts in any one policy year.

              IL Annuity and Insurance Company Separate Account 1

3. PURCHASES AND SALES OF SECURITIES

The cost of investments purchased and the proceeds from investments sold were as follows for the year ended December 31, 2002:

                                                   COST OF            PROCEEDS
                                                   PURCHASES          FROM SALES
                                                 -------------------------------
 Alger American MidCap Growth Portfolio          $ 1,457,643       $  4,483,373
 Alger American Small Capitalization Portfolio       575,884          1,710,884
 Fidelity Asset Manager Portfolio                  1,623,701          2,384,278
 Fidelity Contrafund Portfolio                     1,367,393          6,502,323
 Fidelity Equity Income Portfolio                  2,651,625          4,295,219
 Fidelity Growth Portfolio                         2,263,110          7,972,912
 Fidelity Index 500 Portfolio                      4,961,895         11,049,823
 Fidelity Investment Grade Bond Portfolio          6,793,810          5,585,744
 Fidelity Money Market Portfolio                  10,478,399         12,168,727
 OCC Managed Portfolio                               934,878          2,717,605
 OCC Small Cap Portfolio                           3,250,628          4,688,023
 T. Rowe Price International Stock Portfolio       1,943,723          2,758,680
 T. Rowe Price Limited-Term Bond Portfolio         1,836,106          2,427,912
 Van Eck Hard Assets Portfolio                       646,470          1,219,078
 SAFECO Equity Portfolio                             486,921          1,911,425
 SAFECO Growth Opportunities Portfolio               629,452          3,849,680
 Royce Micro-Cap Portfolio                         2,019,941          3,052,219
 First Eagle SoGen Overseas Variable Portfolio     2,145,401          3,693,932
 AMT MidCap Growth Portfolio                       3,284,303            951,190
 AMT Socially Responsive Portfolio                 1,660,753            315,964
 PIMCO High Yield Bond Portfolio                   2,812,729          2,219,994
 PIMCO Real Return Bond Portfolio                  4,264,472          2,825,700
 PIMCO StocksPLUS Growth and Income Portfolio         52,835            267,025

              IL Annuity and Insurance Company Separate Account 1

4. SUMMARY OF UNIT TRANSACTIONS

                                                                    YEAR ENDED DECEMBER 31
                                                 --------------------------------------------------------------
                                                             2002                           2001
                                                 --------------------------------------------------------------
                                                      UNITS         AMOUNT            UNITS         AMOUNT
                                                 --------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
Contract purchases                                   243,575    $  4,266,675         580,403    $ 11,475,953
Redemptions-withdrawals                             (417,682)     (7,024,310)       (510,611)     (9,955,121)

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
Contract purchases                                   307,985       2,413,027         674,267       6,422,847
Redemptions-withdrawals                             (450,637)     (3,508,662)       (630,646)     (5,935,959)

FIDELITY ASSET MANAGER PORTFOLIO
Contract purchases                                   196,288       2,877,787         386,416       6,090,014
Redemptions-withdrawals                             (267,490)     (3,919,567)       (409,162)     (6,415,900)

FIDELITY CONTRA PORTFOLIO
Contract purchases                                   239,738       4,340,708         712,516      13,549,691
Redemptions-withdrawals                             (526,899)     (9,311,969)       (771,438)    (14,660,277)

FIDELITY EQUITY INCOME PORTFOLIO
Contract purchases                                   270,563       4,422,840         726,926      13,040,938
Redemptions-withdrawals                             (418,516)     (6,642,444)       (761,027)    (13,268,372)

FIDELITY GROWTH PORTFOLIO
Contract purchases                                   386,338       5,834,690         817,470      15,320,937
Redemptions-withdrawals                             (767,933)    (11,226,118)       (896,724)    (16,522,096)

FIDELITY INDEX 500 PORTFOLIO
Contract purchases                                   594,468      10,190,353       1,069,179      21,777,345
Redemptions-withdrawals                             (973,086)    (16,293,999)     (1,147,512)    (23,227,918)

FIDELITY INVESTMENT GRADE BOND PORTFOLIO
Contract purchases                                   607,244       8,652,179         843,403      11,106,843
Redemptions-withdrawals                             (539,436)     (7,680,552)       (817,026)    (10,814,937)

FIDELITY MONEY MARKET PORTFOLIO
Contract purchases                                   996,509      12,658,272       2,619,603      32,743,164
Redemptions-withdrawals                           (1,132,058)    (14,369,369)     (2,445,840)    (30,564,787)

OCC MANAGED PORTFOLIO
Contract purchases                                   158,572       2,507,791         459,503       7,982,256
Redemptions-withdrawals                             (285,383)     (4,398,466)       (497,992)     (8,651,647)

OCC SMALL CAP PORTFOLIO
Contract purchases                                   207,525       3,851,095         363,458       6,367,159
Redemptions-withdrawals                             (394,621)     (6,507,177)       (283,358)     (4,833,379)

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Contract purchases                                   363,181       4,076,999         575,775       7,274,094
Redemptions-withdrawals                             (460,315)     (4,851,029)       (616,306)     (7,890,095)

              IL Annuity and Insurance Company Separate Account 1

4. SUMMARY OF UNIT TRANSACTIONS (CONTINUED)


                                                                    YEAR ENDED DECEMBER 31
                                                 --------------------------------------------------------------
                                                             2002                           2001
                                                 --------------------------------------------------------------
                                                      UNITS         AMOUNT            UNITS         AMOUNT
                                                 --------------------------------------------------------------
T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO
Contract purchases                                   178,722     $ 2,199,387         301,115     $ 3,882,160
Redemptions-withdrawals                             (236,517)     (2,974,112)       (208,143)     (2,633,580)

VAN ECK HARD ASSETS PORTFOLIO
Contract purchases                                    70,137         695,266          68,218         684,463
Redemptions-withdrawals                             (133,269)     (1,254,893)        (77,138)       (762,331)

SAFECO EQUITY PORTFOLIO
Contract purchases                                   159,336       1,667,018         370,324       4,249,690
Redemptions-withdrawals                             (317,631)     (3,056,224)       (477,278)     (5,442,590)

SAFECO GROWTH PORTFOLIO
Contract purchases                                   217,432       2,310,956         791,188       8,569,201
Redemptions-withdrawals                             (541,939)     (5,417,700)       (813,997)     (8,792,787)

ROYCE MICRO-CAPITALIZATION PORTFOLIO
Contract purchases                                   134,265       2,853,629         294,202       5,201,222
Redemptions-withdrawals                             (189,700)     (3,931,811)       (194,300)     (3,296,768)

FIRST EAGLE SOGEN OVERSEAS VARIABLE PORTFOLIO
Contract purchases                                   154,159       2,539,374         233,330       3,341,812
Redemptions-withdrawals                             (242,121)     (4,115,894)       (224,756)     (3,205,297)

AMT MIDCAP GROWTH PORTFOLIO
Contract purchases                                   793,222       3,296,046         435,638       2,756,318
Redemptions-withdrawals                             (208,853)       (937,397)       (265,522)     (1,662,537)

AMT SOCIALLY RESPONSIVE PORTFOLIO
Contract purchases                                   189,962       1,705,558         128,459       1,337,815
Redemptions-withdrawals                              (35,893)       (336,088)         (2,493)        (26,615)

PIMCO HIGH YIELD BOND PORTFOLIO
Contract purchases                                   279,894       2,747,253         160,197       1,599,005
Redemptions-withdrawals                             (238,956)     (2,261,891)       (112,790)     (1,118,461)

PIMCO REAL RETURN BOND PORTFOLIO
Contract purchases                                   301,669       3,981,393         325,443       3,883,927
Redemptions-withdrawals                             (198,714)     (2,672,742)       (122,422)     (1,457,778)

PIMCO STOCKSPLUS GROWTH AND INCOME PORTFOLIO
Contract purchases                                     4,990          40,782          78,725         683,789
Redemptions-withdrawals                              (33,315)       (261,413)        (31,148)       (269,218)

              IL Annuity and Insurance Company Separate Account 1

5. UNIT VALUES

A summary of unit values, units outstanding and net assets for variable annuity contracts at December 31, 2002 and 2001 and the ratios of expense to average net assets, investment income, and total return for the periods then ended:


                                                                                                         RATIO OF
                                                        AS OF DECEMBER 31                 INVESTMENT    EXPENSES TO
                                          --------------------------------------------      INCOME      AVERAGE NET     TOTAL
                                             UNITS         UNIT VALUE      NET ASSETS      RATIO(1)      ASSETS (2)    RETURN(3)
                                          ------------------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
Accumulation units:
  2002                                     1,055,977         $14.129       $14,920,367       0.00%          1.40%       (30.52)%
  2001                                     1,230,084          20.335        25,013,758       0.00           1.40         (7.82)

ALGER AMERICAN SMALL CAPITALIZATION
  PORTFOLIO
Accumulation units:
  2002                                       886,347           6.398         5,670,773       0.00           1.40        (27.25)
  2001                                     1,028,999           8.794         9,049,017       0.05           1.40        (30.49)

FIDELITY ASSET MANAGER PORTFOLIO
Accumulation units:
  2002                                       628,753          14.097         8,863,714       3.82           1.40        (10.03)
  2001                                       699,955          15.662        10,962,695       4.30           1.40         (5.42)

FIDELITY CONTRAFUND PORTFOLIO
Accumulation units:
  2002                                     1,653,188          16.583        27,414,403       0.81           1.40        (10.60)
  2001                                     1,940,349          18.550        35,993,474       0.82           1.40        (13.46)

FIDELITY EQUITY INCOME PORTFOLIO
Accumulation units:
  2002                                     1,184,055          14.316        16,950,424       1.74           1.40        (18.08)
  2001                                     1,332,008          17.476        23,278,172       1.72           1.40          6.28
Contracts in the annuitization period:
  2002                                         1,702          13.430            22,856       1.74           1.40        (23.15)

FIDELITY GROWTH PORTFOLIO
Accumulation units:
  2002                                     1,791,430          12.125        21,721,589       0.24           1.40        (31.08)
  2001                                     2,173,025          17.592        38,227,856       0.08           1.40        (18.79)

              IL Annuity and Insurance Company Separate Account 1

5. UNIT VALUES (CONTINUED)


                                                                                                         RATIO OF
                                                        AS OF DECEMBER 31                 INVESTMENT    EXPENSES TO
                                          --------------------------------------------      INCOME      AVERAGE NET     TOTAL
                                             UNITS         UNIT VALUE      NET ASSETS      RATIO(1)      ASSETS (2)    RETURN(3)
                                          ------------------------------------------------------------------------------------------
FIDELITY INDEX 500 PORTFOLIO
Accumulation units:
  2002                                     2,617,294         $14.903       $39,004,313       1.20%          1.40%       (23.30)%
  2001                                     2,995,912          19.430        58,210,570       1.19           1.40        (13.32)
Contracts in the annuitization period:
  2002                                         1,496           7.800            11,672       1.20           1.40        (59.86)

FIDELITY INVESTMENT GRADE BOND
  PORTFOLIO
Accumulation units:
  2002                                       771,334          14.989        11,561,817       3.93           1.40          8.81
  2001                                       703,526          13.775         9,691,071       4.96           1.40          6.96

FIDELITY MONEY MARKET PORTFOLIO
Accumulation units:
  2002                                       975,984          12.691        12,386,467       1.70           1.40          0.32
  2001                                     1,111,533          12.650        14,060,892       4.00           1.40          2.67

OCC MANAGED PORTFOLIO
Accumulation units:
  2002                                       919,473          13.791        12,680,391       1.80           1.40        (18.03)
  2001                                     1,046,284          16.825        17,603,728       2.35           1.40         (6.23)

OCC SMALL CAP PORTFOLIO
Accumulation units:
  2002                                       270,798          14.931         4,043,413       0.60           1.40        (22.72)
  2001                                       457,894          19.321         8,846,970       0.71           1.40          6.82

T. ROWE PRICE INTERNATIONAL STOCK
  PORTFOLIO
Accumulation units:
  2002                                       840,469           9.010         7,572,636       0.82           1.40        (19.42)
  2001                                       937,606          11.182        10,484,277       2.31           1.40        (23.30)

T. ROWE PRICE LIMITED-TERM BOND
  PORTFOLIO
Accumulation units:
  2002                                       368,951          13.694         5,052,461       4.93           1.40          3.93
  2001                                       426,746          13.176         5,622,805       4.62           1.40          6.97

              IL Annuity and Insurance Company Separate Account 1

5. UNIT VALUES (CONTINUED)


                                                                                                         RATIO OF
                                                        AS OF DECEMBER 31                 INVESTMENT    EXPENSES TO
                                          --------------------------------------------      INCOME      AVERAGE NET     TOTAL
                                             UNITS         UNIT VALUE      NET ASSETS      RATIO(1)      ASSETS (2)    RETURN(3)
                                          ------------------------------------------------------------------------------------------
VAN ECK HARD ASSETS PORTFOLIO
Accumulation units:
  2002                                       239,857         $ 9.048       $ 2,170,293       0.79%          1.40%        (4.18)%
  2001                                       302,989           9.443         2,861,125       1.16           1.40        (11.69)

SAFECO EQUITY PORTFOLIO
Accumulation units:
  2002                                       912,707           7.998         7,300,081       0.85           1.40        (26.93)
  2001                                     1,071,002          10.946        11,723,188       0.69           1.40        (10.64)

SAFECO GROWTH PORTFOLIO
Accumulation units:
  2002                                     1,255,241           7.751         9,729,966       0.00           1.40        (38.54)
  2001                                     1,579,748          12.611        19,922,203       2.46           1.40         17.49

ROYCE MICRO-CAPITALIZATION PORTFOLIO
Accumulation units:
  2002                                       390,991          18.181         7,108,735       0.47           1.40        (14.08)
  2001                                       446,426          21.161         9,446,821       0.00           1.40         27.91
FIRST EAGLE SOGEN OVERSEAS VARIABLE
  PORTFOLIO
Accumulation units:
  2002                                       505,204          17.173         8,675,689       0.25           1.40         14.13
  2001                                       593,166          15.047         8,925,369      12.31           1.40          5.96

AMT MIDCAP GROWTH PORTFOLIO
Accumulation units:
  2002                                     1,057,507           3.848         4,069,777       0.00           1.40        (30.33)
  2001                                       473,138           5.523         2,613,141       0.00           1.40        (25.70)

AMT SOCIALLY RESPONSIVE PORTFOLIO
Accumulation units:
  2002                                       297,283           8.829         2,624,745       0.00           1.40        (15.93)
  2001                                       143,214          10.502         1,504,033       0.00           1.40         (4.92)

PIMCO HIGH YIELD BOND PORTFOLIO
Accumulation units:
  2002                                       113,929           9.685         1,103,381       7.64           1.40         (2.62)
  2001                                        72,991           9.946           725,968       7.94           1.40          0.93

              IL Annuity and Insurance Company Separate Account 1

5. UNIT VALUES (CONTINUED)


                                                                                                         RATIO OF
                                                        AS OF DECEMBER 31                 INVESTMENT    EXPENSES TO
                                          --------------------------------------------      INCOME      AVERAGE NET     TOTAL
                                             UNITS         UNIT VALUE      NET ASSETS      RATIO(1)      ASSETS (2)    RETURN(3)
                                          ------------------------------------------------------------------------------------------
PIMCO REAL RETURN BOND PORTFOLIO
Accumulation units:
  2002                                       346,215         $13.982        $4,840,866       5.82%          1.40%        16.13%
  2001                                       743,260          12.040         2,928,850       5.57           1.40          8.13

PIMCO STOCKSPLUS GROWTH AND
  INCOME PORTFOLIO
Accumulation units:
  2002                                        60,827           6.781           412,495       2.22           1.40        (21.32)
  2001                                        89,152            8.62           768,401`      4.74           1.40        (12.67)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expense of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

FINANCIAL STATEMENTS AND SCHEDULES

IL Annuity and Insurance Company
Year Ended December 31, 2002, Periods From January 1, 2001 Through May 18, 2001 and May 19, 2001 Through December 31, 2001, and
Year Ended December 31, 2000

                        IL Annuity and Insurance Company

                       Financial Statements and Schedules

           Year Ended December 31, 2002, Periods From January 1, 2001
                  Through May 18, 2001 and May 19, 2001 Through
               December 31, 2001, and Year Ended December 31, 2000




                                    CONTENTS

Report of Independent Auditors.................................................1
Audited Financial Statements
Balance Sheets.................................................................2
Statements of Operations.......................................................3
Statements of Shareholder's Equity.............................................4
Statements of Cash Flows.......................................................5
Notes to Financial Statements..................................................7

Report of Independent Auditors on Schedules...................................27
Audited Financial Statement Schedules
Schedule I - Summary of Investments Other Than Investments in Related Parties.28
Schedule III - Supplementary Insurance Information............................29
Schedule IV - Reinsurance.....................................................30

[logo]ERNST & YOUNG         o Ernst & Young LLP          o Phone: (515) 243-2727
                              801 Grand Avenue             www.ey.com
                              Suite 3400
                              Des Moines, IA 50309



                         Report of Independent Auditors

Board of Directors and Shareholder
IL Annuity and Insurance Company

We have audited the accompanying balance sheets of IL Annuity and Insurance Company as of December 31, 2002 and 2001, and the related statements of operations, shareholder's equity, and cash flows for the year ended December 31, 2002, the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IL Annuity and Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended December 31, 2002, the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2001 the Company changed its method of accounting for derivative instruments.


                                                            /s/Ernst & Young LLP


Des Moines, Iowa
February 5, 2003, except for Note 10, as to which the date is February 11, 2003

                        IL Annuity and Insurance Company

                                 Balance Sheets


                                                          POST-MERGER
                                             -----------------------------------
                                                          DECEMBER 31
                                                     2002            2001
                                             -----------------------------------

ASSETS
Investments:
  Fixed maturity securities:
    Available for sale, at fair value         $  155,210,066   $  164,781,282
    Trading, at fair value                     1,545,305,237    2,021,518,903
  Equity securities:
    Trading, at fair value                               132       12,012,735
  Short-term investments, available for sale         302,567        2,453,136
  Mortgage loans                                  19,572,103       22,437,953
  Policy loans                                       714,218          915,257
  Other investments                                   54,830        3,962,379
                                             -----------------------------------
Total investments                              1,721,159,153    2,228,081,645

Cash and cash equivalents                         36,444,597        47,243,505
Accrued investment income                         15,462,451        21,093,767
Reinsurance receivables                          163,849,370       147,700,772
Deferred policy acquisition costs                 19,938,578        15,763,183
Receivables and other assets                       7,253,386         1,027,397
Goodwill                                           2,250,000         2,250,000
Federal income taxes recoverable                   2,241,328           259,066
Deferred income taxes                             34,580,331        33,792,049
Separate account assets                          235,913,324       328,385,244
                                             -----------------------------------
Total assets                                  $2,239,092,518    $2,825,596,628
                                             ===================================
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
  Future policy benefit reserves              $1,907,530,235    $2,401,222,301
  Other policyholder liabilities                   1,436,570         2,140,255
  Accounts payable and other liabilities          21,360,907        28,704,528
  Amounts payable to affiliates                            -           533,040
  Separate account liabilities                   235,913,324       328,385,244
                                             -----------------------------------
Total liabilities                              2,166,241,036     2,760,985,368

Shareholder's equity:
  Common stock, $250 par value: authorized
    and issued - 10,000 shares                     2,500,000         2,500,000
  Additional paid-in capital                      70,590,182        62,790,182
  Accumulated other comprehensive income           3,595,119           927,539
  Retained earnings (deficit)                     (3,833,819)       (1,606,461)
                                             -----------------------------------
Total shareholder's equity                        72,851,482        64,611,260
                                             -----------------------------------
Total liabilities and
shareholder's equity                          $2,239,092,518    $2,825,596,628
                                             ===================================


See accompanying notes.


                                                          IL Annuity and Insurance Company

                                                              Statements of Operations

                                             POST-MERGER                                     PRE-MERGER
                           ----------------------------------------------- ------------------------------------------------
                                                        PERIOD FROM             PERIOD FROM
                                                        MAY 19, 2001             JANUARY 1,
                                 YEAR ENDED               THROUGH                  2001                   YEAR ENDED
                                 DECEMBER 31,           DECEMBER 31,             THROUGH                  DECEMBER 31,
                                    2002                    2001                MAY 18, 2001                 2000
-------------------------- ----------------------------------------------- ------------------------------------------------
REVENUE
Annuity fees and charges         $16,202,581            $ 8,270,219             $ 9,023,263              $ 12,733,979
Net investment income             69,807,555             47,252,765              44,470,821               126,482,724
Net realized and
  unrealized gains (losses)       (9,483,509)            (8,630,643)             (6,740,064)               12,982,744
                           ----------------------------------------------- ------------------------------------------------
                                  76,526,627             46,892,341              46,754,020               152,199,447
EXPENSES
Policy benefits                   70,707,371             44,885,550              40,534,038               121,491,280
Underwriting,
  acquisition, and
  insurance expenses               9,409,671              4,551,013               4,821,854                25,787,528
                           ----------------------------------------------- ------------------------------------------------
Income (loss) before
  income tax expense
  (benefit)                       (3,590,415)            (2,544,222)              1,398,128                 4,920,639

Income tax expense
  (benefit)                       (1,363,057)              (937,761)                450,742                 1,013,201
                           ----------------------------------------------- ------------------------------------------------
Net income (loss)
  before cumulative
  effect of change in
  accounting for
  derivatives                     (2,227,358)            (1,606,461)                947,386                 3,907,438

Cumulative effect of change
  in accounting for
  derivatives, net of tax                  -                      -                (900,957)                        -
                           ----------------------------------------------- ------------------------------------------------
Net income (loss)                $(2,227,358)          $ (1,606,461)               $ 46,429               $ 3,907,438
                           =============================================== ================================================

See accompanying notes.
                                                                                                                          3


                                                                   IL Annuity and Insurance Company

                                                                  Statements of Shareholder's Equity

                                                                               ACCUMULATED
                                                             ADDITIONAL           OTHER            RETAINED           TOTAL
                                      COMMON                  PAID-IN          COMPREHENSIVE       EARNINGS        SHAREHOLDER'S
                                      STOCK                   CAPITAL          INCOME (LOSS)       (DEFICIT)          EQUITY
                              --------------------------------------------------------------------------------------------------

                                                                            PRE-MERGER
                              --------------------------------------------------------------------------------------------------
Balance at January 1, 2000        $2,500,000                $111,662,659         $1,566,951      $ 5,894,465       $121,624,075
Net income                                 -                           -                  -        3,907,438          3,907,438
Change in net unrealized
  gains on available for
  sale securities                          -                           -         (1,617,780)               -         (1,617,780)
                                                                                                                   -------------
Comprehensive income                                                                                                  2,289,658
                              --------------------------------------------------------------------------------------------------
Balance at December 31, 2000           2,500                 111,662,659            (50,829)       9,801,903        123,913,733
Net income                                 -                           -                  -           46,429             46,429
Change in net unrealized
  gains on available for
  sale securities                          -                           -            182,214                -            182,214
                                                                                                                   -------------
Comprehensive income                                                                                                    226,643
Capital contribution from
  affiliate                                -                  12,500,000                  -                -         12,500,000
                              --------------------------------------------------------------------------------------------------
Balance at May 18, 2001           $2,500,000                $124,162,659          $ 131,385      $ 9,848,332       $136,642,376
                              ==================================================================================================

                                                                            POST-MERGER
                              --------------------------------------------------------------------------------------------------

Balance at May 19, 2001           $2,500,000                $ 62,790,182          $       -      $                 $ 65,290,182
Net loss                                   -                           -                  -       (1,606,461)        (1,606,461)
Change in net unrealized
  gains on available for
  sale securities                          -                           -            927,539                -            927,539
                                                                                                                   -------------
Comprehensive loss                                                                                                     (678,922)
                              --------------------------------------------------------------------------------------------------
Balance at December 31, 2001       2,500,000                  62,790,182            927,539       (1,606,461)        64,611,260
Net loss                                   -                           -                  -       (2,227,358)        (2,227,358)
Change in net unrealized
  gains on available for
  sale securities                          -                           -          2,667,580                -          2,667,580
                                                                                                                   -------------
Comprehensive income                                                                                                    440,222
Adjustment to opening                      -                  (5,200,000)                 -                -         (5,200,000)
  purchase balance sheet
Capital contribution from
  affiliate                                -                  13,000,000                  -                -         13,000,000
                              --------------------------------------------------------------------------------------------------
Balance at December 31, 2002      $2,500,000                $ 70,590,182         $3,595,119      $(3,833,819)      $ 72,851,482
                              ==================================================================================================

See accompanying notes.

                                                                                                                               4


                                                          IL Annuity and Insurance Company

                                                              Statements of Cash Flows


                                             POST-MERGER                                     PRE-MERGER
                           ----------------------------------------------- ------------------------------------------------
                                                        PERIOD FROM             PERIOD FROM
                                                        MAY 19, 2001             JANUARY 1,
                                 YEAR ENDED               THROUGH                   2001                   YEAR ENDED
                                 DECEMBER 31,           DECEMBER 31,              THROUGH                  DECEMBER 31,
                                    2002                    2001                MAY 18, 2001                  2000
                           ----------------------------------------------- ------------------------------------------------
OPERATING ACTIVITIES
Net income (loss)                $ (2,227,358)          $ (1,606,461)           $    46,429              $ 3,907,438
Adjustments to reconcile
  net income (loss) to net
  cash provided by (used)
  by operating activities:
    Cumulative
      effect of change
      in accounting for
      derivatives                           -                      -                900,957                        -
    Acquisition costs
      deferred                     (6,744,938)           (16,864,472)            (4,560,252)             (13,169,096)
    Amortization of
      deferred acquisition
      costs                         2,569,543              1,101,289             (2,530,343)              18,157,495
    Policyowner assessments
      on universal life
      and annuities               (13,112,920)            (7,874,468)            (6,184,251)              (3,929,245)
    Interest credited to
      policyowner accounts         17,135,155             18,341,213               (566,900)              24,550,803
    Amortization of goodwill                -                      -                 41,481                  109,516
    Net realized
      and unrealized
      losses (gains)                9,483,509              8,630,643              6,740,064              (12,982,744)
    Changes in operating
      assets and liabilities:
        Liabilities for
          future policy
          benefits                 18,004,036             57,499,003             44,189,521              (47,113,942)
        Policy, contract
          claims, and other
          policyowner funds         8,065,167               (347,614)            (1,401,574)              24,794,075
        Accrued investment
          income                    5,631,316             (1,241,090)             5,176,919                9,753,933
        Reinsurance
          reserve credit         (414,089,574)          (289,109,794)          (187,104,643)            (291,821,020)
        Trading fixed and
          equity securities       481,435,369            184,824,949            175,071,478                        -
        Other assets and
          liabilities             (10,871,553)            12,988,692              2,040,233              (10,290,350)
        Income taxes               (2,545,490)               464,788             16,181,955               (7,987,293)
                           ----------------------------------------------- ------------------------------------------------
Net cash provided (used)
  by operating activities          92,732,262            (33,193,322)            48,041,074             (306,020,430)


                                                                                                                          5


                                                 IL Annuity and Insurance Company

                                               Statements of Cash Flows (continued)

                                             POST-MERGER                                     PRE-MERGER
                             ------------------------------------------- ------------------------------------------------
                                                         PERIOD FROM
                                                         MAY 19, 2001          PERIOD FROM
                                  YEAR ENDED               THROUGH            JANUARY 1, 2001              YEAR ENDED
                                  DECEMBER 31,           DECEMBER 31,             THROUGH                  DECEMBER 31,
                                     2002                    2001               MAY 18, 2001                  2000
                             ------------------------------------------- ------------------------------------------------
INVESTING ACTIVITIES
Proceeds from sales, calls,
  or maturities:
    Fixed maturities             $ 81,756,929           $ 26,622,272            $ 7,625,226              $2,151,526,090
    Equity securities                       -                      -                      -                   8,442,447
    Mortgage loans                  3,283,921                471,286                545,275                   2,268,942
    Other investments              (2,338,263)                     -                      -                   1,282,026
Purchases:
  Fixed maturities                (68,348,611)           (57,382,336)           (21,924,732)             (1,855,005,654)
  Equity securities                         -                      -                      -                 (14,094,174)
  Other invested assets              (142,692)            (3,437,032)              (525,347)                 (7,195,333)
Change in short-term
  investments                        (301,943)                     -                      -                           -
Change in policy loans                201,039                555,376               (597,946)                   (309,425)
                             ------------------------------------------- ------------------------------------------------
Net cash provided (used)
  by investing activities          14,110,380            (33,170,434)           (14,877,524)                286,914,919

FINANCING ACTIVITIES
Annuity deposits to
  policyowner accounts             27,196,850            110,822,380             56,520,327                  57,008,492
Annuity withdrawals
  from policyowner accounts      (152,838,400)           (86,184,523)           (57,626,406)               (138,996,829)
Capital contribution                8,000,000                      -             12,500,000                           -
                             ------------------------------------------- ------------------------------------------------
Net cash provided (used) by
  financing activities           (117,641,550)            24,637,857             11,393,921                 (81,988,337)
                             ------------------------------------------- ------------------------------------------------
Net increase (decrease) in cash
  and short-term investments      (10,798,908)           (41,725,899)            44,557,471                (101,093,848)

Cash and cash equivalents at
  beginning of year                47,243,505             88,969,404             44,411,933                 145,505,781
                             ------------------------------------------- ------------------------------------------------
Cash and cash equivalents at
  end of year                    $ 36,444,597           $ 47,243,505            $88,969,404              $   44,411,933
                             =========================================== ================================================

See accompanying notes.
                                                                                                                         6

                        IL Annuity and Insurance Company

                         Notes to Financial Statements

                               December 31, 2002

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

On May 18, 2001, AmerUs Group Co. (AmerUs) completed its merger with Indianapolis Life Insurance Company (ILICO). ILICO owned all of the outstanding capital stock of The Indianapolis Life Group of Companies, Inc. (IL Group), which owned IL Annuity and Insurance Company (the Company). On March 5, 2002, IL Group was dissolved into its parent, ILICO, and the Company is now wholly owned by ILICO. The Company was incorporated in the State of Massachusetts and is licensed to do business in forty-four states and the District of Columbia. Effective December 29, 2000, the Company was redomiciled from Massachusetts to Kansas.

For financial statement purposes, the merger was accounted for as a purchase effective May 18, 2001. The merger resulted in new bases of accounting reflecting estimated fair values of assets and liabilities at the purchase date. As a result, the Company's financial statements for the period subsequent to May 18, 2001 are presented on the Post-Merger new basis of accounting and periods before May 18, 2001 are presented on the Pre-Merger basis of accounting.

As a result of the acquisition, the Company has ceased the issuance of new business. Sales of its variable and fixed annuities business was ceased effective January 1, 2002, and March 1, 2002, respectively. Primarily as a result of these actions and the underlying economics of the business purchased, none of the total purchase price for ILICO assigned to the Company of $65,290,182 was allocated to either goodwill or value of the inforce business acquired.

The Company offered flexible premium deferred annuity contracts, which were offered in connection with retirement plans, variable annuity contracts and equity-indexed annuities. The Company also sold a small amount of universal life insurance, which was ceded entirely to Bankers Life Insurance Company of New York, another indirect wholly owned subsidiary of AmerUs. The premiums collected on variable annuity contracts are invested primarily in various mutual funds held in a Separate Account at the direction of the policyholders.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The valuation of financial instruments, derivatives and amortization of deferred policy acquisition costs are areas which involve a high degree of estimation to determine their reported amounts. These areas are described in more detail in the following policies.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all highly liquid debt instruments, which have original maturities of three months or less, and are stated at cost, which approximates fair value.

INVESTMENTS

Fixed maturity and equity securities, which may be sold to meet liquidity and other needs of the Company, are categorized as either available for sale or trading and are reported at fair value. Unrealized holding gains and losses are reported as a separate component of shareholder's equity for available for sale securities. Fixed maturity securities that are bought and held principally to back total return strategy fixed annuity products are reported as trading securities and are carried at fair value with unrealized gains or losses reported in operations. Premiums and discounts on fixed maturity securities are amortized or accreted over the life of the related security as an adjustment to yield using the effective interest method. The accreted carrying value of investments in structured securities that can be contractually prepaid or settled in a way that substantially all of an investment may not be recovered is determined by updating the estimate for the amount and timing of cash flows with resulting adjustments in the accretable yield accounted for prospectively.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments are considered impaired when the Company determines that collection of principal or interest is doubtful and adjusts such investments to fair value when it is determined an impairment is other than temporary.

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated by comparison to similar securities with quoted prices when possible. Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or internally prepared valuations are used to estimate fair value. Internally prepared valuations use a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of redeemable preferred stocks and equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

The carrying amounts for short-term investments are stated at their cost, which approximates their fair values.

Mortgage loans and policy loans are stated at aggregate unpaid balances less allowances for possible losses. Investments in loans are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful or carrying values exceed the fair value of underlying collateral. The Company adjusts such assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. Interest income on impaired mortgage loans is recognized when cash is received. At December 31, 2001, the Company recorded allowances for uncollectible mortgage loans of $200,000. No allowance for uncollectible mortgage loans was recorded at December 31, 2002.

Other investments include amounts receivable from the sale of securities that have not settled and the fair value of call options used to hedge equity indexed annuity risks.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses are included in earnings and are determined using the specific identification method. The carrying value of investments is reduced to its estimated realizable value if a decline in fair value is considered other than temporary with such reduction charged to earnings.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos.137 and 138. SFAS No. 133 requires that all derivative instruments, including certain derivative instruments embedded in other contracts, be reported on the balance sheet at fair value. Accounting for gains and losses resulting from changes in the fair value of derivatives is dependent upon the use of the derivative and its qualification for special hedge accounting.

The Company uses call options to hedge options embedded in equity-indexed annuity products, which were first sold in the first quarter of 2001. The use of these financial instruments modifies the exposure of these risks with the intent to reduce the risk and variability to the Company. The call options are included in other investments on the balance sheet. The change in fair value of the call options is included in net realized and unrealized gains (losses) and the change in fair value of the embedded options is included in policy benefits in the statements of operations.

DEFERRED ACQUISITION COSTS

Costs relating to the acquisition of annuity products, primarily commissions and certain costs of marketing, policy issuance and underwriting, which vary with and are directly related to the production of new business, are deferred and included in the deferred acquisition cost asset to the extent that such costs are recoverable from future policy related revenues. Deferred acquisition costs, with interest, are amortized over the lives of the policies in a relationship to the present value of estimated future gross profits, discounted using the interest rate credited to the policy.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE POLICY BENEFIT RESERVES

Prior to January 1, 2001, future policy benefit reserves for fixed annuity products that credit policyholders interest based on a total return strategy included annuity policy account balances and net unrealized gains (losses) on available for sale securities allocated to such products but before applicable surrender charges. Effective January 1, 2001, with the adoption of SFAS No. 133, the Company redesignated certain of its investment securities allocated to this product as trading securities. Accordingly, the unrealized gains (losses) that were previously recorded as a component of future policy benefit reserves are recorded as net realized and unrealized gains (losses) on the statements of operations. Correspondingly, effective January 1, 2001 with the adoption of SFAS No. 133, the Company has elected to measure the entire contract liability for such products at fair value with the resulting gain or loss recognized in the statements of operations as policy benefits (see Note 3).

See the Derivative Instruments and Hedging Activities section above for a description of the accounting policy for the future policy benefit reserves for embedded options in equity-indexed annuity account balances.

REINSURANCE

The Company enters into reinsurance agreements with other companies in the normal course of business. Premiums and expenses are reported net of reinsurance ceded. The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim.

INCOME TAXES

The Company filed a separate federal tax return through March 5, 2002. Subsequent to this date, the Company files a consolidated federal income tax return with its parent, ILICO. In 2002, the separate return method is used to compute the Company's provision for allocating federal income taxes. Deferred income tax assets and liabilities are determined based on differences among the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

Separate account assets and liabilities
represent funds that are separately administered, principally for variable annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate account are not included in the accompanying financial statements.

REVENUE RECOGNITION

Amounts received as payment for universal life insurance policies and annuity products are not recorded as premium revenue. Revenue for such products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances. Revenue is recognized when policy charges are due.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) includes all changes in shareholder's equity during a period except those resulting from investments by and distributions to shareholders. Other comprehensive income (loss) excludes net realized investment gains included in net income which merely represent transfers from unrealized to realized gains and losses.

                        IL Annuity and Insurance Company

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Unrealized gains and losses on available-for-sale securities are included in accumulated other comprehensive income in shareholder's equity. Other comprehensive income excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses. These amounts for 2002, 2001 and 2000 are as follows:


                                                                 POST-MERGER
                                              ------------------------------------------------
                                                  GROSS           TAX EFFECT           NET
                                              ------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
Unrealized holding gains arising
  during year                                 $ 3,706,358       $ (1,297,225)      $ 2,409,133
Reclassification adjustment for losses
  realized in net income                          397,611           (139,164)          258,447
                                              ------------------------------------------------
Change in net unrealized gains on
  available for sale securities               $ 4,103,969       $ (1,436,389)      $ 2,667,580
                                              ================================================

                                                                 POST-MERGER
                                              ------------------------------------------------
                                                  GROSS           TAX EFFECT           NET
                                              ------------------------------------------------
PERIOD FROM MAY 19, 2001 THROUGH
  DECEMBER 31, 2001
Unrealized holding gains arising
  during year                                 $ 1,549,306       $   (542,257)      $ 1,007,049
Reclassification adjustment for gains
  realized in net income                         (122,323)            42,813           (79,510)
                                              ------------------------------------------------
Change in net unrealized gains on
  available for sale securities               $ 1,426,983       $   (499,444)      $   927,539
                                              ================================================

                                                                  PRE-MERGER
                                              ------------------------------------------------
                                                  GROSS           TAX EFFECT           NET
                                              ------------------------------------------------
PERIOD FROM JANUARY 1, 2001 THROUGH
  MAY 18, 2001
Unrealized holding gains arising
  during year                                 $   358,224       $   (125,378)      $   232,846
Reclassification adjustment for gains
  realized in net income                          (77,895)            27,263           (50,632)
                                              ------------------------------------------------
Change in net unrealized gains on
  available for sale securities               $   280,329       $    (98,115)      $   182,214
                                              ================================================

                                                                  PRE-MERGER
                                              ------------------------------------------------
                                                  GROSS           TAX EFFECT           NET
                                              ------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
Unrealized holding gains arising
  during year                                 $30,484,382       $(10,669,534)      $19,814,848
Reclassification adjustment for gains
  realized in net income                      (40,714,948)        14,250,232       (26,464,716)
Allocated to future policy benefit
  reserves                                      7,741,674         (2,709,586)        5,032,088
                                              ------------------------------------------------
Change in net unrealized gains on
  available for sale securities               $(2,488,892)      $    871,112       $(1,617,780)
                                              ================================================

                                                                                            13

                        IL Annuity and Insurance Company

2. INVESTMENTS

The Company's investments at December 31, 2002 and 2001 classified as securities available for sale and securities held for trading purposes are summarized as follows:

                                                                              2002
                                              --------------------------------------------------------------------
                                                                     GROSS           GROSS
                                                  AMORTIZED        UNREALIZED      UNREALIZED
                                                     COST            GAINS           LOSSES           FAIR VALUE
                                              --------------------------------------------------------------------
Available for sale:
  Fixed maturity securities:
    U.S. government and agencies              $   11,691,070       $   292,733     $    15,917     $   11,967,886
    Foreign governments                              608,334            12,264               -            620,598
    Corporate                                    118,374,031         6,497,998       1,752,227        123,119,802
    Asset-backed securities                        3,755,639           130,354               -          3,885,993
    Collateralized mortgage-backed
      securities                                   4,145,355           209,928               -          4,355,283
    Mortgage-backed securities                    11,105,309           155,195               -         11,260,504
                                              --------------------------------------------------------------------
  Total                                       $  149,679,738       $ 7,298,472     $ 1,768,144     $  155,210,066
                                              ====================================================================

  Short-term securities                       $      301,943       $       624     $         -     $      302,567
                                              ====================================================================
Trading:
  Fixed maturity securities:
    U.S. government and agencies              $  238,753,230       $         -     $         -     $  238,753,230
    Foreign governments                            2,811,032                 -               -          2,811,032
    Corporate                                  1,298,488,709                 -               -      1,298,488,709
    Redeemable preferred stock                     4,198,887                 -               -          4,198,887
    Asset-backed securities                        1,053,379                 -               -          1,053,379
                                              --------------------------------------------------------------------
  Total                                       $1,545,305,237       $         -     $         -     $1,545,305,237
                                              ====================================================================
  Equity securities:
    Common stock                              $          132       $         -     $         -     $          132
                                              ====================================================================


                                                                                                                14

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

                                                                           POST-MERGER
                                              --------------------------------------------------------------------
                                                                              2001
                                              --------------------------------------------------------------------
                                                                     GROSS           GROSS
                                                  AMORTIZED        UNREALIZED      UNREALIZED
                                                     COST            GAINS           LOSSES           FAIR VALUE
                                              --------------------------------------------------------------------
Available for sale:
  Fixed maturity securities:
    U.S. government and agencies              $    7,718,856       $    28,236     $   145,283     $    7,601,809
    Corporate                                    140,404,381         2,270,723         952,133        141,722,971
    Asset backed securities                        5,263,535           113,501           1,523          5,375,513
    Collateralized mortgage-backed                 7,495,181           139,369               -          7,634,550
      securities
    Mortgage-backed securities                     2,472,346               230          26,137          2,446,439
                                              --------------------------------------------------------------------
  Total                                       $  163,354,299       $ 2,552,059     $ 1,125,076     $  164,781,282
                                              ====================================================================
  Short-term securities                       $    2,453,136       $         -     $         -     $    2,453,136
                                              ====================================================================
Trading:
  Fixed maturity securities:
    U.S. government and agencies              $  234,040,513       $         -     $         -     $  234,040,513
    Corporate                                  1,787,478,390                 -               -      1,787,478,390
                                              --------------------------------------------------------------------
  Total                                       $2,021,518,903       $         -     $         -     $2,021,518,903
                                              ====================================================================
  Equity securities:
    Preferred stock                           $   12,012,735       $         -     $         -     $   12,012,735
                                              ====================================================================


                                                                                                                15

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       POST-MERGER
                         ---------------------------------------------------------------------
                                  AVAILABLE FOR SALE                      TRADING
                         ----------------------------------- ---------------------------------
                           AMORTIZED COST      FAIR VALUE      AMORTIZED COST    FAIR VALUE
                         ----------------------------------- ---------------------------------

Due in one year or less    $   10,912,991    $   11,072,862    $  13,703,714   $   13,703,714
Due after one year
  through five years           64,877,511        68,420,796      530,134,220      530,134,220
Due after five years
  through ten years            53,757,236        55,267,537      269,605,281      269,605,281
Due after ten years             9,026,691         9,188,367      731,862,022      731,862,022
Mortgage-backed
  securities                   11,105,309        11,260,504                -                -
                         ----------------------------------- ---------------------------------
                           $  149,679,738    $1,545,305,237    $ 155,210,066   $1,545,305,237
                         =================================== =================================


At December 31, 2002 and 2001, investments in fixed maturity securities with a carrying amount of $7,849,367 and $7,601,809, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Major categories of investment income are summarized as follows:

                                             POST-MERGER                                     PRE-MERGER
                           ---------------------------------------- ----------------------------------------
                                                 PERIOD FROM             PERIOD FROM
                                                 MAY 19, 2001             JANUARY 1,
                                 YEAR ENDED        THROUGH                   2001              YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,              THROUGH             DECEMBER 31,
                                    2002             2001                MAY 18, 2001             2000
                           ---------------------------------------- ----------------------------------------
Fixed maturity securities        $70,584,911     $47,568,981          $  45,236,722            $127,159,557
Equity securities                    262,579          (4,975)                    (2)                 91,131
Mortgage loans                     1,869,910         967,005                919,452               1,949,396
Short term investments             1,159,657       1,283,102              1,309,791               3,538,240
Other                                234,010         203,255              1,517,497               5,076,398
                           ---------------------------------------- ----------------------------------------
Gross investment income           74,111,067      50,017,368             48,983,460             137,814,722
Less investment expenses           4,303,512       2,764,603              4,512,639              11,331,998
                           ---------------------------------------- ----------------------------------------
Net investment income            $69,807,555     $47,252,765          $  44,470,821            $126,482,724
                           ======================================== ========================================

                                                                                                          16

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

Net realized and unrealized gains and losses on investments and provisions for loan losses are summarized as follows:


                                             POST-MERGER                          PRE-MERGER
                              -------------------------------------- ------------------------------------
                                                   PERIOD FROM          PERIOD FROM
                                                   MAY 19, 2001          JANUARY 1,
                                 YEAR ENDED          THROUGH                2001          YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,           THROUGH         DECEMBER 31,
                                    2002               2001             MAY 18, 2001         2000
                              -------------------------------------- ------------------------------------
Securities available for sale:
  Fixed maturity securities:
    Gross realized gains       $     761,290     $     53,850         $    421,019      $  35,894,629
    Gross realized losses           (807,230)         (26,885)            (285,053)       (22,010,257)
  Equity securities:
    Gross realized gains                   -                -                    -              4,250
    Gross realized losses                  -                -                    -           (928,108)
Other investments                     15,076                -                    -                  -
Provision for loan losses             40,000           37,287                    -             22,230
Realized/unrealized losses
  on option assets                  (248,609)        (820,373)                   -                  -
                              -------------------------------------- ------------------------------------
Realized/unrealized gains
  (losses) on securities
  available for sale                (239,473)        (756,121)             135,966         12,982,744
Realized/unrealized losses
  on securities held for
  trading purposes                (9,244,036)      (7,874,522)          (6,876,030)                 -
                              -------------------------------------- --------------------------------------
Total                          $  (9,483,509)    $ (8,630,643)        $ (6,740,064)     $  12,982,744
                              ====================================== ======================================

                                                                                                          17

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

A summary of the components of the net
unrealized appreciation (depreciation) on available-for-sale invested assets carried at fair value and other components of accumulated other comprehensive income is as follows:

                                                          POST-MERGER
                                               ---------------------------------
                                                          DECEMBER 31
                                               ---------------------------------
                                                     2002             2001
                                               ---------------------------------
Fixed maturity securities:
  Gross unrealized gains                          $7,298,472       $2,552,059
  Gross unrealized losses                          1,768,144        1,125,076
                                               ---------------------------------
                                                   5,530,328        1,426,983

Gross unrealized gains on short-term securities          624                -

Deferred income taxes                              1,935,833          499,444
                                               ---------------------------------
                                                  $3,595,119        $ 927,539
                                               =================================

Proceeds from sales of available for sale securities for the year ended December 31, 2002; the period from May 19 through December 31, 2001; the period from January 1 through May 18, 2001; and the year ended December 31, 2000 were $75,825,517, $26,622,272, $7,625,226, and $2,112,670,637, respectively. Gross gains of $761,290, $53,850, $421,019, and $35,894,629 and gross losses of
$672,770, $26,885, $285,053, and $21,486,277 were realized for the year ended
December 31, 2002; the period from May 19, through December 31, 2001; the period from January 1 through May 18, 2001; and the year ended December 31, 2000, respectively.

Held-to-maturity securities were transferred to available-for-sale effective May 18, 2001. The decision to transfer the securities was based on adopting a FAS No. 115 designation that is consistent with that followed by AmerUs affiliated companies. This change in designation was established on the date of the opening purchase GAAP balance sheet, May 19, 2001. The net carrying amount of securities transferred was $7,437,493 and the related net unrealized loss on the date of the transfer was $69.

                        IL Annuity and Insurance Company

2. INVESTMENTS (CONTINUED)

Effective January 1, 2001, the Company transferred certain available-for-sale securities to the trading securities category and recorded a loss in the statements of operations of $38,897,297 and $37,862,300 for the periods from May 19, 2001 through December 31, 2001 and from January 1, 2001 through May 18, 2001, respectively. Such losses were substantially offset by a related gain from the change in fair value of the contract liability for fixed annuity products that credit policyholder interest based on a total return strategy (see Note 3).

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Effective January 1, 2001, the Company adopted SFAS No. 133 (see Note 1). In accordance with the provisions of SFAS No. 133, the Company recorded a transition adjustment as of January 1, 2001 upon the adoption of the standard to recognize its derivative instruments at fair value resulting in a pre-tax reduction to income of $1,386,088 ($900,957 after-tax). The reduction to income, which is classified as a "cumulative effect of change in accounting for derivatives, net of tax" in the statements of operations, is attributable to adjustments to record the benefit reserve liability for total return strategy fixed annuities at fair value.

Initially, upon adoption of the new derivative accounting requirements, and prospectively, on the date a derivative contract is entered into, the Company designates the derivative as either (1) a hedge of a recognized asset or liability or an unrecognized firm commitment (a fair value hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (a cash flow hedge), or (3) a natural hedging instrument whose change in fair value is recognized to act as an economic hedge against changes in the values of the hedged item and which does not meet the accounting hedge criteria for SFAS No. 133 (a natural hedge).

In the first quarter of 2001, the Company began selling equity indexed fixed annuity products. These products guarantee the return of principal to the customer and link the return to the policyholder to the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the NASDAQ
100. A portion of the premium from each customer is invested in investment grade fixed income securities to cover the minimum guaranteed value due the customer at the end of the term. A portion of the premium from the equity-indexed annuity product is used to purchase S&P 500 Index call options to hedge the growth in interest credited to the customer as a direct result of

                        IL Annuity and Insurance Company

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

increases in the S&P 500 Index. The amounts to be paid or received pursuant to these agreements are accrued and recognized in income over the life of the agreements. Both call options held by the Company and the options embedded in the policy, which the Company has designated as a natural hedge, are valued at fair value. The change in fair value for the call options is included in net realized and unrealized gains (losses) and the change in fair value of the embedded options is included in policy benefits in the statements of operations.

The Company has fixed annuity products that credit policyholders' interest based on a total return strategy. The policyholder may allocate their premium to different asset classes within the Company's general account assets to which the selected strategy are linked. The Company guarantees a minimum return of premium ranging from 2.5% to 3.5% interest per annum over the life of the contract. The Company is unable to reliably identify and measure the embedded derivative portion of these contracts due to the ability of policyholders to move assets between different asset classes throughout the life of the policy. As such, the Company has elected to measure the entire contract liability at fair value with the resulting gain or loss recognized in the statements of operations as policy benefits. As of January 1, 2001, the Company has designated all fixed maturities as trading securities that back the total return promised on these products. Any change in fair value of trading securities is recorded in the statements of operations to net realized and unrealized gains (losses). The Company has designated this arrangement as a natural hedge.

At December 31, 2002 and 2001, the fair value of the call options used to hedge equity indexed annuity risk was $54,830 and $243,792, which is recorded in the balance sheet as an other investments. A loss of $248,609 and $820,373 from the change in fair value of these call options was recorded in the statements of operations as net realized and unrealized gains (losses) for the year ended December 31, 2002 and for the period from May 19, 2001 through December 31, 2001, respectively. No gain or loss was recorded for the period from January 1, 2001 through May 18, 2001. In addition, the Company recognized unrealized gains (losses) from the change in fair value on the trading securities backing the total return strategy products of $8,082,649 for the year ended December 31, 2002, $(5,275,918) for the period from May 19, 2001 through December 31, 2001 and $(9,202,646) for the period from January 1, 2001 through May 18, 2001. Policyowner benefits includes an offsetting adjustment from fair value

                        IL Annuity and Insurance Company

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

changes in options embedded within the equity-indexed products and fair value changes on total return strategy annuity contracts that increased liabilities by $7,249,236 for the year ended December 31, 2002, $1,483,398 for the period from May 19, 2001 through December 31, 2001 and decreased liabilities by $28,923 for the period from January 1, 2001 through May 18, 2001.

The Company also couples credit default swaps with a bond to synthetically create an investment cheaper than the equivalent instrument traded in the cash market or one which has better default characteristics.

Although the Company is exposed to credit loss in the event of noncompliance by counterparties from which call options are purchased, the credit standing of counterparties are monitored regularly. The amount of the exposure is equivalent to the fair value of the contracts. Collateral support documents are negotiated to further reduce this exposure when deemed necessary. The Company does not anticipate nonperformance by any of these counterparties.

4. INCOME TAXES

The effective income tax expense (benefit) on pre-tax income varies from the prevailing corporate federal income tax rate and is summarized as follows:


                                             POST-MERGER                PRE-MERGER
                                  ----------------------------- -----------------------------
                                                  PERIOD FROM    PERIOD FROM
                                                  MAY 19, 2001    JANUARY 1,
                                   YEAR ENDED       THROUGH          2001        YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,     THROUGH       DECEMBER 31,
                                      2002           2001        MAY 18, 2001       2000
                                  ----------------------------- -----------------------------

Income taxes at 35%               $(1,256,645)    $ (890,478)     $ 489,345     $ 1,722,224
Amortization of goodwill                    -             -          14,518          38,331
Dividends received deduction         (107,263)       (47,571)       (60,472)       (741,932)
Other, net                                851            288          7,351          (5,422)
                                  ----------------------------- -----------------------------
Income tax expense (benefit)      $(1,363,057)    $ (937,761)     $ 450,742     $ 1,013,201
                                  ============================= =============================

Current taxes (benefit)           $(1,938,385)     $ 342,818      $(396,894)    $(7,774,945)
Deferred taxes (benefit)              575,328     (1,280,579)       847,636       8,788,146
                                  ----------------------------- -----------------------------
Total                             $(1,363,057)    $ (937,761)     $ 450,742       1,013,201
                                  ============================= =============================

                                                                                           21

                        IL Annuity and Insurance Company

4. INCOME TAXES (CONTINUED)

Significant components of the deferred income tax assets (liabilities) are summarized as follows:

                                                            POST-MERGER
                                                --------------------------------
                                                            DECEMBER 31
                                                    2002                 2001
                                                --------------------------------
Deferred income tax assets:
 Investments                                     $41,443,829        $38,929,024
 Net operating loss and capital loss              22,506,511         10,375,364
   carryforward
 Deferred policy acquisition costs                 3,434,130          6,522,006
 Other                                               163,977          2,450,000
                                                --------------------------------
 Total gross deferred income tax asset            67,548,447         58,276,394
 Valuation allowance                              10,375,364         10,375,364
                                                --------------------------------
                                                  57,173,083         47,901,030

 Deferred income tax liabilities:
   Unrealized appreciation of securities          (1,935,833)          (499,444)
   Insurance reserves                            (19,869,419)        (6,367,361)
   Fixed assets                                     (787,500)          (787,500)
   Change in accounting method                             -         (6,454,676)
                                                --------------------------------
 Total gross deferred income tax liabilities     (22,592,752)       (14,108,981)
                                                --------------------------------
 Net deferred income tax asset                   $34,580,331        $33,792,049
                                                ================================

The Company is required to establish a "valuation allowance" for any portion of the deferred income tax asset that management believes will not be realized. A valuation allowance has been established at December 31, 2002 for certain credit carryovers which may not be realized.

The Company paid $200,000, and $12,500,000 in federal income taxes for the period from May 19, 2001 through December 31, 2001 and for the year ended December 31, 2000, respectively. No federal income taxes were paid during the year ended December 31, 2002 and for the period from January 1, 2001 to May 18, 2001. The Company recovered $1,600,000, and $15,700,000 of federal income taxes for the periods from May 19, 2001 through December 31, 2001 and January 1, 2001 through May 18, 2001, respectively. No amounts were recovered during the year ended December 31, 2002.

The Company has net operating loss carryforwards of $22,176,811 of which $5,934,261 expire in 2015 and the remaining balance expires in 2016. The Company also has capital loss carryforwards of $49,120,000 that expire in 2007.

                        IL Annuity and Insurance Company

5. REINSURANCE

The Company has entered into modified coinsurance cession agreements covering flexible premium deferred annuity policies distributed through Legacy Marketing Group (a third-party administrator), which represents the majority of the Company's business. Under such agreements, the Company cedes between 70% and 80% of such business. Future policy benefit reserves include $1,138,884,430 and $1,536,825,406 at December 31, 2002 and 2001, respectively that are subject to transfer pursuant to these agreements. Under these arrangements, the Company transfers the risks and rewards of the business to the assuming company; however, the ceding company retains the assets and liabilities associated with the business. Net realized capital gains (losses) are net of realized gains (losses) allocated to the reinsurer of $(37,016,585), $(30,104,684), $(20,294,020), and $44,898,593 for the year ended December 31, 2002, the periods from May 19, 2001 through December 31, 2001 and January 1, 2001 through May 18, 2001, and for the year ended December 31, 2000, respectively.

Effective January 1, 1999, the Company entered into a reinsurance cession agreement with Bankers Life Insurance Company of New York, another wholly owned subsidiary of ILICO, whereby the Company cedes 100% of its life insurance business. Premiums ceded were $2,770,168, $4,393,032, $3,004,143, and $6,951,926 during the year ended December 31, 2002, the periods from May 19, 2001 through December 31, 2001, and January 1, 2001 through May 18, 2001, and for the year ended December 31, 2000, respectively. Reinsurance recoveries (payments) aggregated $21,264,289, $53,387,137, $(29,711,463), and $101,200,170 for the
year ended December 31, 2002, the periods from May 19, 2001 through December 31, 2001 and January 1, 2001 through May 18, 2001, and for the year ended December 31, 2000, respectively. Reserves ceded were $7,978,222 and $8,806,293 at December 31, 2002 and 2001, respectively.

6. CONTINGENCIES

The Company is involved in litigation and a party to regulatory proceedings arising in the ordinary course of business, including class action lawsuits. At this time, the Company does not believe that such litigation or proceedings will have a material adverse effect on the business or results of operations. The Company is involved in a dispute with the reinsurer of a block of its annuity business. In December of 2002, the reinsurer began arbitration proceedings against the Company claiming approximately $11.3 million and other appropriate relief related to investment charges in connection with a reinsurance agreement between the reinsurer and the Company. The arbitration process is in its preliminary stages. Although predicting the outcome is not feasible, the Company believes it has strong defenses against the claims, and based upon currently available information, that any liability arising from these claims would not have a material adverse effect on the Company's financial position or results of operations.

                        IL Annuity and Insurance Company

6. CONTINGENCIES (CONTINUED)

The Company is now undergoing its periodic financial examination and is involved in discussions with state examiners concerning its capital position. The Company currently has unresolved issues with the Kansas Insurance Department, including matters concerning the statutory accounting treatment of two reinsurance agreements. If the accounting issues are determined adversely to the Company, it could materially reduce the Company's statutory capital and surplus and therefore a significant infusion of additional capital from ILICO or AmerUs may be necessary to comply with minimum statutory and risk based capital requirements. The Company believes that an adverse resolution of these accounting issues will not affect the underlying economics of the reinsurance agreements or payments thereunder and will not have a material adverse effect on the financial statements prepared in accordance with accounting principles generally accepted in the United States.

7. STATUTORY ACCOUNTING PRACTICES

The Company's statutory financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Department of Insurance, which practices differ from GAAP, for purposes of filing with regulatory authorities. Kansas has adopted the National Association of Insurance Commissioners' statutory accounting practices as the basis of its statutory accounting practices. Statutory capital and surplus at December 31, 2002 and 2001 was $13,726,053 and $32,013,971, respectively. Statutory net income (loss) for 2002, 2001, and 2000 was $(30,135,525), $(7,556,402), and $4,453,192,
respectively.

Generally, amounts available for distribution as dividends to shareholders are limited by law to unassigned surplus, as determined in accordance with accounting practices prescribed or permitted by the Kansas Department of Insurance. Subject to this limitation, the maximum dividend that may be paid without prior approval of the insurance regulatory authorities is the greater of 10% of total shareholder's equity as of the preceding December 31 or statutory net gain from operations of the preceding calendar year, reduced by dividends paid in the preceding 12-month period. During 2003, the Company could not pay dividends without seeking such prior approval.

State insurance regulatory authorities impose minimum risk-based capital requirements on insurance enterprises that were developed by the NAIC. The formulas for determining the amount of risk-based capital (RBC) specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of

                        IL Annuity and Insurance Company

7. STATUTORY ACCOUNTING PRACTICES (CONTINUED)

investment and insurance risks. Regulatory compliance is determined by a ratio of the enterprise's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level RBC, as defined by NAIC. Enterprises below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. At December 31, 2002, the Company exceeds the authorized control level RBC requirements.

8. ADMINISTRATIVE SERVICES AGREEMENT

The Company was allocated expenses of $5,491,295, $5,297,845, $4,291,122, and $5,607,620 for various administrative services performed by ILICO, Bankers Life Insurance Company of New York and AmerUs Capital Management, affiliates of the Company, for the year ended December 31, 2002, the periods from May 19, 2001 through December 31, 2001, and January 1, 2001 through May 18, 2001, and for the year ended December 31, 2000, respectively, in conjunction with expense allocation agreements.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

   Policy loans, short-term investments, and cash and cash equivalents: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

   Fixed maturity and equity securities: Fair values of bonds and stocks are based on quoted market prices where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

   Mortgage loans: The fair value of mortgage loans was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

                        IL Annuity and Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

   Other investments: The fair value of the S&P 500 Index call options included in other investments is based on quoted market prices.

   Investment-type contracts: The fair value of deferred annuities is based on the estimated fair value of the liabilities computed in accordance with SFAS No. 133 as described more fully in Note 3.

The carrying amount and fair values of the Company's financial instruments at December 31 are as follows:



                                                          POST-MERGER
                              --------------------------------------------------------------------
                                            2002                              2001
                              --------------------------------- ----------------------------------
                                 CARRYING                          CARRYING
                                  AMOUNT         FAIR VALUE          AMOUNT         FAIR VALUE
                              --------------------------------- ----------------------------------
ASSETS
Fixed maturity securities:
 Available for sale          $  155,210,066   $  155,210,066    $  164,781,282    $  164,781,282
 Trading                      1,545,305,237    1,545,305,237     2,021,518,903     2,021,518,903
Equity securities - trading             132              132        12,012,735        12,012,735
Mortgage loans                   19,572,103       21,377,842        22,437,953        22,994,103
Policy loans                        714,218          714,218           915,257           915,257
Other investments                    54,830           54,830           243,792           243,792
Short-term investments              302,567          302,567         2,453,136         2,453,136
Cash and cash equivalents        36,444,597       36,444,597        47,243,505        47,243,505
Separate account assets         235,913,324      235,913,324       328,385,244       328,385,244

LIABILITIES
Deferred annuities            1,694,867,582    1,694,867,582     2,211,347,364     2,211,347,364
Separate account liabilities    235,913,324      235,913,324       328,385,244       328,385,244


10. SUBSEQUENT EVENTS

During 2002, the Company received capital contributions from ILICO of $13,000,000. Of this amount $8,000,000 was paid in cash. The remaining $5,000,000 was in the form of a note receivable from ILICO at December 31, 2002, which was settled in cash on February 11, 2003. Because this capital was contributed in cash prior to the issuance of the financial statements, the amount has been classified as capital in these financial statements. In addition, at December 31, 2002, the Company also had a note receivable for potential capital contributions of an additional $45,000,000. Subsequent to December 31, 2002, this note was canceled without payment. As such, the amount has not been recorded in the 2002 financial statements.

[logo]ERNST & YOUNG        o Ernst & Young LLP           o Phone: (515) 243-2727
                             801 Grand Avenue              www.ey.com
                             Suite 3400
                             Des Moines, IA 50309



                   Report of Independent Auditors On Schedules

Board of Directors and Shareholder
IL Annuity and Insurance Company

We have audited the balance sheets of IL Annuity and Insurance Company as of December 31, 2002 and 2001, and the related statements of operations, shareholder's equity, and cash flows for the year ended December 31, 2002, the periods from January 1, 2001 through May 18, 2001 and May 19, 2001 through December 31, 2001, and the year ended December 31, 2000, and have issued our report thereon dated February 5, 2003, except for Note 10, as to which the date is February 11, 2003 (included elsewhere in this Registration Statement). Our audits also included the financial schedules listed in the Contents. These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein. As discussed in Note 1 to the financial statements, in 2002 the Company changed its method of accounting for goodwill and other intangibles and in 2001 the Company changed its method of accounting for derivative instruments.


                                                            /s/Ernst & Young LLP


Des Moines, Iowa
February 5, 2003

                                   SCHEDULES

                        IL Annuity and Insurance Company

                    Schedule I - Summary of Investments Other
                       Than Investments in Related Parties

                                December 31, 2002


                                                                                   AMOUNT AT
                                                                                 WHICH SHOWN IN
                                               AMORTIZED                          THE BALANCE
TYPE OF INVESTMENT                              COST (1)       MARKET VALUE          SHEET
-----------------------------------------------------------------------------------------------

Fixed maturities:
  Bonds:
   United States Government and government
    agencies and authorities                 $ 259,687,719     $260,100,992       $ 260,100,992
   Foreign governments                           3,419,367        3,431,631           3,431,631
   Public utilities                             63,906,658       63,716,730          63,716,730
   Convertibles and bonds with warrants
    attached                                 1,032,544,596      970,879,949         970,879,949
   All other corporate bonds                   331,227,748      398,187,114         398,187,114
   Redeemable preferred stocks                   4,198,887        4,198,887           4,198,887
                                           ----------------------------------------------------
Total fixed maturity securities              1,694,984,975    1,700,515,303       1,700,515,303


Equity securities:
  Common stocks:
   Industrial, miscellaneous, and all other            132              132                 132
                                           ----------------------------------------------------
Total equity securities                                132              132                 132


Mortgage loans on real estate                   19,572,103                           19,572,103
Policy loans                                       714,218                              714,218
Other long-term investments                         54,830                               54,830
Short-term investments                             301,943                              302,567
                                           ---------------                      ---------------
Total investments                           $1,715,628,201                       $1,721,159,153
                                           ===============                      ===============


(1) On the basis of cost adjusted for repayments, amortization of premiums, and accrual of discounts and mark-to-market adjustments for trading account securities for fixed maturities, other long-term investments and short-term investments; original cost and mark-to-market adjustments for trading account securities for equity securities; and unpaid principal balance for mortgage loans on real estate and policy loans.

                                                 IL Annuity and Insurance Company

                                        Schedule III - Supplementary Insurance Information


                              For the Year Ended December 31, 2002, For the Periods From May 19, 2001
         Through December 31, 2001 and From January 1, 2001 Through May 18, 2001 and for the Year Ended December 31, 2000

                      DEFERRED                                    OTHER                                   BENEFITS,   AMORTIZATION
                       POLICY       FUTURE POLICY                 POLICY                                    CLAIMS,    OF DEFERRED
                     ACQUISITION   BENEFITS, LOSSES,            CLAIMS AND                     NET        LOSSES AND      POLICY
                      COSTS AND    CLAIMS AND LOSS   UNEARNED    BENEFITS      PREMIUM      INVESTMENT    SETTLEMENT   ACQUISITION
   SEGMENT              VOBA         EXPENSES(1)     PREMIUMS   PAYABLE(2)     REVENUE        INCOME       EXPENSES        COSTS
------------------------------------------------------------------------------------------------------------------------------------

ANNUITIES
Year ended
  December 31,
  2002              $ 19,938,578  $ 1,907,530,235     $ -      $ 1,436,570  $ 16,202,581  $ 69,807,555  $ 70,707,371  $ 2,569,543
Period from
  May 19, 2001
  through
  December 31,
  2001                15,763,183    2,401,222,301       -        2,140,255     8,270,219    47,252,765    44,885,550    1,101,289
Period from
  January 1, 2001
  through May 18,
  2001               102,514,214    2,609,293,291       -        2,487,869     9,023,263    44,470,821    40,534,038   (2,530,343)
Year ended
  December 31,
  2000                91,238,615    2,718,527,474       -        3,889,443    12,733,979   126,482,724   121,491,280   18,157,495



                       OTHER
                     OPERATING       PREMIUMS
   SEGMENT            EXPENSES       WRITTEN
-------------------------------------------------

ANNUITIES
Year ended
  December 31,
  2002               $6,840,128        N/A
Period from
  May 19, 2001
  through
  December 31,
  2001                3,449,724        N/A
Period from
  January 1, 2001
  through May 18,
  2001                7,352,197        N/A
Year ended
  December 31,
  2000                7,630,033        N/A

(1) Policy reserves, policyowner funds and dividends payable to policyowners.
(2) Policy and contract claims.


                                        IL Annuity and Insurance Company

                                           Schedule IV - Reinsurance

                              For the Years Ended December 31, 2002, 2001 and 2000

                                                                                             PERCENTAGE
                                                      CEDED TO       ASSUMED                  OF AMOUNT
                                                        OTHER      FROM OTHER                ASSUMED TO
                                    GROSS AMOUNT      COMPANIES     COMPANIES    NET AMOUNT      NET
                                    ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
 Life insurance in force            $152,043,000     $152,043,000     $ -       $         -      0.00%
                                    =====================================================================

 Premiums:
   Life insurance                   $  2,770,168     $  2,770,168     $ -       $         -      0.00%
   Annuities                          16,202,581                -       -        16,202,581      0.00
   Other                                       -                -       -                 -      0.00
                                    ---------------------------------------------------------------------
 Total premiums                     $ 18,972,749     $  2,770,168     $ -       $16,202,581      0.00%
                                    =====================================================================

PERIOD FROM MAY 19, 2001 THROUGH
 DECEMBER 31, 2001
 Life insurance in force            $181,899,000     $181,899,000     $ -       $         -      0.00%
                                    =====================================================================
Premiums:
 Life insurance                     $  4,393,032     $  4,393,032     $ -       $         -      0.00%
 Annuities                             8,724,571          454,352       -         8,270,219      0.00
 Other                                         -                -       -                 -      0.00
                                   ----------------------------------------------------------------------
Total premiums                      $ 13,117,603     $  4,847,384     $ -       $ 8,270,219      0.00%
                                   ======================================================================

PERIOD FROM JANUARY 1, 2001 THROUGH
 MAY 18, 2001
Life insurance in force             $145,045,945     $145,045,945     $ -       $         -      0.00%
                                   ======================================================================

Premiums:
 Life insurance                     $  3,004,143     $  3,004,143     $ -       $         -      0.00%
 Annuities                             9,057,126           33,863       -         9,023,263      0.00
 Other                                         -                -       -                 -      0.00
                                    ----------------------------------------------------------------------
Total premiums                      $ 12,061,269     $  3,038,006     $ -       $ 9,023,263      0.00%
                                   ======================================================================

YEAR ENDED DECEMBER 31, 2000
 Life insurance in force            $129,152,000     $129,152,000     $ -       $         -      0.00%
                                   ======================================================================

Premiums:
 Life insurance                     $  6,951,926     $  6,951,926     $ -       $         -      0.00%
 Annuities                            15,930,600        3,196,621       -        12,733,979      0.00
 Other                                         -                -       -                 -      0.00
                                   ----------------------------------------------------------------------
Total premiums                      $ 22,882,526     $ 10,148,547     $ -       $12,733,979      0.00%
                                   ======================================================================


                                                                                                    30

FINANCIAL STATEMENTS - STATUTORY BASIS AND
OTHER FINANCIAL INFORMATION

Indianapolis Life Insurance Company
Years Ended December 31, 2002 and 2001

                       Indianapolis Life Insurance Company

                     Financial Statements - Statutory Basis
                         and Other Financial Information

                     Years Ended December 31, 2002 and 2001



                                    CONTENTS

Report of Independent Auditors.................................................1


Audited Financial Statements - Statutory Basis


Balance Sheets - Statutory Basis...............................................3
Statements of Operations - Statutory Basis.....................................5
Statements of Changes in Capital and Surplus - Statutory Basis.................6
Statements of Cash Flow - Statutory Basis......................................7
Notes to Financial Statements - Statutory Basis................................8

Other Financial Information

Report of Independent Auditors on Other Financial Information.................37
Supplemental Schedule of Selected Statutory-Basis Financial Data..............38
Supplemental Schedule of Investment Risks Interrogatories and
   Summary Investment Schedule................................................41
Note to Supplemental Schedules................................................53

[LOGO] ERNST & YOUNG       o ERNST & YOUNG LLP         o Phone: (515) 243-2727
                             801 GRAND AVENUE            www.ey.com
                             SUITE 3400
                             DES MOINES, IA 50309



                         Report of Independent Auditors

The Board of Directors and Stockholder
Indianapolis Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Indianapolis Life Insurance Company (the Company) as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the Unites States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Indianapolis Life Insurance Company at December 31, 2002 and 2001, or the results of its operations or its cash flow for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Indianapolis Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As discussed in Note 2 to the financial statements, in 2001 Indianapolis Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by Indiana Department of Insurance.

                                                          /s/Ernst & Young LLP




February 5, 2003, except for Note 13, as to which the date is June 25, 2003

                       Indianapolis Life Insurance Company

                        Balance Sheets - Statutory Basis

                                                        DECEMBER 31,
                                                   2002               2001
                                           -------------------------------------

ADMITTED ASSETS
Cash and invested assets:
  Bonds                                  $1,267,088,720         $1,186,421,369
  Preferred stocks                           26,008,974             25,433,037
  Common stocks:
   Affiliated entities                       41,498,502             72,980,146
   Other                                     17,135,739              3,387,759
  Mortgage loans on real estate             298,378,865            332,882,020
  Real estate:
   Properties occupied by the Company        21,624,375             21,599,388
   Properties held for the production of
     income                                     281,185                282,477
Properties held for sale                              -                807,500
Policy loans                                164,154,200            173,592,246
Cash and short-term investments               8,636,008             17,415,992
Other invested assets                         8,397,212             13,066,619
                                         ---------------------------------------
Total cash and invested assets            1,853,203,780          1,847,868,553

Accrued investment income                    24,556,817             25,948,573
Premiums due and deferred, less
  loading (2002 - $5,929,091;
  2001 - $4,473,169)                         31,172,636             31,750,018
Receivables and other assets                 63,587,624             66,089,614
Amounts due from affiliates                      84,413              2,151,426
Federal income tax recoverable
  (payable)                                           -            (11,210,063)
Net deferred income tax asset                         -             17,972,911





                                       -----------------------------------------
Total admitted assets                    $1,972,605,270         $1,980,571,032
                                       =========================================

                                                      DECEMBER 31,
                                               2002                  2001
                                       -----------------------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Policy reserves and fund deposits for
 future benefits:
 Traditional life                         $1,081,493,028        $1,117,766,642
 Universal life                              358,252,767           295,728,913
 Annuities                                   142,356,460           199,444,777
 Other                                        41,608,477            42,991,449
                                       -----------------------------------------
                                           1,623,710,732         1,655,931,781

Policy and contract liabilities:
 Policy dividends left on deposit at
   interest                                   31,305,210            31,449,408
 Policy dividends payable in following
   year                                       33,504,037            34,216,852
 Other policy and contract liabilities        36,118,434            28,497,944
                                       -----------------------------------------
                                             100,927,681            94,164,204
General liabilities and other reserves:
 Accrued commissions and general
   expenses                                    8,397,458             5,440,710
 Interest maintenance reserve                 11,109,935            10,507,726
 Asset valuation reserve                      25,813,311            17,910,311
 Amounts due to affiliates                     7,371,834             2,074,063
 Federal income tax payable                   25,229,086                     -
 Net deferred income tax liability
   (asset)                                   (15,698,358)                    -
 Other liabilities and reserves               30,847,923            40,453,978
                                       -----------------------------------------
                                              93,071,189            76,386,788
                                       -----------------------------------------
Total liabilities                          1,817,709,602         1,826,482,773

Capital and surplus:
Common stock, $1 par value -
  authorized 20,000,000 shares, issued
  and outstanding 9,300,000 shares             9,300,000             9,300,000
Paid-in surplus                               74,420,786            74,420,786
Surplus notes                                 25,000,000            25,000,000
Assigned surplus for tax liability               526,425                     -
Unassigned surplus                            45,648,457            45,367,473
                                       -----------------------------------------
Total capital and surplus                    154,895,668           154,088,259
                                       -----------------------------------------
Total liabilities and capital and
  surplus                                 $1,972,605,270        $1,980,571,032
                                       =========================================

See accompanying notes.

                       Indianapolis Life Insurance Company

                   Statements of Operations - Statutory Basis

                                                 YEAR ENDED DECEMBER 31,
                                                2002                2001
                                           -------------------------------------
Premiums and other revenues:
 Life and annuity premiums                  $278,964,441       $260,214,150
 Supplementary contracts, accident and
  health, and other                           13,104,011          7,505,454
Net investment income                        118,672,432        124,672,952
Amortization of interest maintenance
  reserve                                      2,017,370          3,103,994
                                           -------------------------------------
Total premiums and other revenues            412,758,254        395,496,550

Benefits and expenses:
  Benefits paid or provided for:
    Surrender benefits                       142,085,243         88,659,371
    Death, annuities and matured
      endowments                              45,966,683         66,709,225
    Supplementary contracts, accident and
      health, and other benefits             (14,516,759)      (148,410,342)
    Increase (decrease) in policy reserves    (3,357,522)       232,412,949
                                           -------------------------------------
                                             170,177,645        239,371,203

  Commissions                                 72,667,631         53,741,881
  General expenses                            47,912,171         56,360,641
  Insurance taxes, licenses, and fees          7,605,981          6,127,504
                                           -------------------------------------
Total benefits and expenses                  298,363,428        355,601,229
                                           -------------------------------------
Gain from operations before dividends
  to policyholders, federal income
  taxes, and net realized capital gains
  (losses)                                   114,394,826         39,895,321
Dividends to policyholders                    28,713,900         29,288,241
                                           -------------------------------------
Gain from operations before federal
  income taxes and net realized capital
  gains (losses)                              85,680,926         10,607,080
Federal income taxes                          30,074,601         13,277,839
                                           -------------------------------------
Gain (loss) from operations before net
  realized capital gains (losses)             55,606,325         (2,670,759)
Net realized capital gains (losses)           23,492,788           (258,841)
                                           -------------------------------------
Net income (loss)                           $ 79,099,113       $ (2,929,600)
                                           =====================================


See accompanying notes.                                                        5

                                                Indianapolis Life Insurance Company

                                  Statements of Changes in Capital and Surplus - Statutory Basis

                                                                                 ASSIGNED
                         COMMON              PAID-IN           SURPLUS          SURPLUS FOR         UNASSIGNED       TOTAL CAPITAL
                          STOCK              SURPLUS            NOTES          TAX LIABILITY          SURPLUS         AND SURPLUS
                      ------------------ ------------------ ------------------ ----------------- ------------------ ----------------
Balance at
 January 1, 2001        $        -          $         -         $25,000,000          $      -       $ 66,603,466     $ 91,603,466
Cumulative effect
 of changes in
 accounting
 principles                      -                    -                   -                 -         20,951,245       20,951,245
Net loss for 2001                -                    -                   -                 -         (2,929,600)      (2,929,600)
Change in net
 deferred income tax             -                    -                   -                 -         19,136,631       19,136,631
Change in net
 unrealized capital
 gains/losses                    -                    -                   -                 -        (25,369,104)     (25,369,104)
Change in
 nonadmitted assets              -                    -                   -                 -        (13,747,375)     (13,747,375)
Change in asset
 valuation reserve               -                    -                   -                 -         (4,977,816)      (4,977,816)
Prior period
 adjustments                     -                    -                   -                 -                 26               26
Surplus
 contribution                    -           69,420,786                   -                 -                  -       69,420,786
Surplus
 transferred to
 capital                 9,300,000                    -                   -                 -         (9,300,000)               -
Surplus
 transferred at
 request of
 regulators                      -            5,000,000                   -                 -         (5,000,000)               -
                        ------------------------------------------------------------------------------------------------------------
Balance at
 December 31, 2001       9,300,000           74,420,786          25,000,000                 -         45,367,473      154,088,259
Net income for
 2002                            -                    -                   -                 -         79,099,113       79,099,113
Change in net
 deferred income tax             -                    -                   -                 -         (9,352,202)      (9,352,202)
Change in net
 unrealized capital
 gains/losses                    -                    -                   -                 -        (59,637,410)     (59,637,410)
Change in
 nonadmitted assets              -                    -                   -                 -         12,512,987       12,512,987
Change in asset
 valuation reserve               -                    -                   -                 -         (7,903,000)      (7,903,000)
Dividends to
 stockholders                    -                    -                   -                 -        (11,532,000)     (11,532,000)
Change in
 liability for
 reinsurance in
 unauthorized
 companies                       -                    -                   -                 -           (416,494)        (416,494)
Prior period
 adjustments                     -                    -                   -                 -         (1,963,585)      (1,963,585)
Surplus transfer
 to assigned
 surplus                         -                    -                   -           526,425           (526,425)               -
                        ------------------------------------------------------------------------------------------------------------
Balance at
 December 31, 2002      $9,300,000          $74,420,786         $25,000,000          $526,425       $ 45,648,457     $154,895,668
                        ============================================================================================================


See accompanying notes.                                                        6

                       Indianapolis Life Insurance Company

                    Statements of Cash Flow - Statutory Basis

                                                      YEAR ENDED DECEMBER 31,
                                                         2002         2001
                                                 -------------------------------

CASH FROM OPERATIONS
Premiums, policy proceeds, and other
 considerations received, net of
 reinsurance paid                                   $282,840,601   $263,207,765
Net investment income received                       123,051,966    124,664,446
Commission and expense allowances
 received on reinsurance ceded                        11,802,684      4,982,218
Benefits paid                                       (190,872,691)  (158,220,684)
Insurance expenses paid                             (119,795,911)  (109,566,312)
Dividends paid to policyholders                      (29,425,900)   (29,702,241)
Federal income tax paid                              (14,196,260)    (4,289,227)
Other expenses paid less other revenues
 received                                             (7,125,809)    (4,432,506)
                                                 -------------------------------
Net cash provided by operations                       56,278,680     86,643,459

CASH FROM INVESTMENTS
Proceeds from sales, maturities, or repayments of investments:
 Bonds                                               696,875,738    495,070,998
 Stocks                                                9,228,181     11,731,152
 Mortgage loans on real estate                        40,973,013     28,905,639
 Other invested assets                                 5,469,561       (481,868)
                                                 -------------------------------
Total investment proceeds                            752,546,493    535,225,921
Taxes paid on capital gains                           (3,060,074)       (16,986)
                                                 -------------------------------
Net proceeds from sales, maturities, or
 repayments of investments                           749,486,419    535,208,935

Cost of investments acquired:
 Bonds                                              (777,898,187)  (496,054,097)
 Stocks                                              (25,304,409)   (28,882,770)
 Mortgage loans on real estate                        (4,326,913)   (17,224,401)
 Other                                                13,932,265     (6,540,319)
                                                 -------------------------------
Total costs of investments acquired                 (793,597,244)  (548,701,587)
Net decrease (increase) in policy loans                9,438,046     (1,425,500)
                                                 -------------------------------
Net cash used in investment activities               (34,672,779)   (14,918,152)

CASH FROM FINANCING AND MISCELLANEOUS
SOURCES
Other cash provided:
 Capital and surplus paid-in                                   -      9,300,000
 Deposits of deposit-type contracts                   10,131,498      3,501,375
 Other sources                                         8,227,040      7,685,773
                                                 -------------------------------
Total other cash provided                             18,358,538     20,487,148
Other cash applied:
 Dividends to stockholders                           (11,532,000)             -
 Interest on surplus notes                            (2,165,000)    (2,165,000)
 Withdrawals on deposit-type contracts                (7,951,630)   (25,699,204)
 Other applications, net                             (27,095,793)   (68,279,038)
                                                 -------------------------------
Total other cash applied                             (48,744,423)   (96,143,242)
                                                 -------------------------------
Net cash used in financing and
  miscellaneous activities                           (30,385,885)   (75,656,094)
                                                 -------------------------------
Net decrease in cash and short-term
  investments                                         (8,779,984)    (3,930,787)
Cash and short-term investments:
 Beginning of year                                    17,415,992     21,346,779
                                                 -------------------------------
 End of year                                         $ 8,636,008   $ 17,415,992
                                                 ===============================

See accompanying notes.                                                        7

                       Indianapolis Life Insurance Company

                 Notes to Financial Statements - Statutory Basis

                               December 31, 2002


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Indianapolis Life Insurance Company (the Company), a subsidiary of AmerUs Group Co. (AmerUs), is licensed to do business in 48 states and the District of Columbia. The Company's business consists primarily of providing individual life and annuity insurance. The Company owned all of the outstanding capital stock of The Indianapolis Life Group of Companies, Inc. (IL Group), a holding company that owns all of the outstanding capital stock of IL Annuity and Insurance Company, Bankers Life Insurance Company of New York and IL Securities, Inc. On March 5, 2002, IL Group was dissolved into the Company and these entities are now directly owned.

On May 18, 2001, the Company completed a sponsored demutualization and merged with AmerUs, which resulted in the Company becoming a subsidiary of AmerUs. Upon demutualization, the eligible members of the Company received shares of AmerUs common stock, cash and policy credits with an aggregate value equal to the value of 9,300,000 million shares of AmerUs stock, or approximately $325,000,000. In exchange, the Company issued 9,300,000 shares of $1 par common stock to AmerUs.

As a part of this transaction, the Company received net assets of CLA Assurance Company (CLA) of $5,664,866, a wholly owned subsidiary of AmerUs, and cash of $9,305,230. Also, in connection with this transaction, the Company transferred $5,000,000 from unassigned surplus to additional paid-in capital at the request of state regulators. The Company also received AmerUs' 45% ownership in IL Group valued at $45,450,690 that was previously owned by AmerUs. These amounts total $69,420,786 which is reported as a surplus contribution in the December 31, 2001 statement of changes in capital and surplus - statutory basis.

The amount of cash received in this transaction reimbursed the Company for cash and policy credits that were paid directly by the Company to eligible members of the Company pursuant to the demutualization. These policy credits were recorded by the Company as a benefit and policy and contract liabilities. The net assets of CLA were merged into the Company with the Company being the surviving entity. CLA had no insurance business in force at the time of the merger.

                       Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The preparation of the financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

   Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001, for GAAP purposes, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

                       Indianapolis Life Insurance Company

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges under GAAP.

   Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of these properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the

                       Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   individual security sold. The net deferral is reported as an "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

   Premiums: Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

                      Indianapolis Life Insurance Company

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required by GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not realizable.

   Policyowner Dividends: Policyowner dividends are recognized when declared rather than over the term of the related policies.

   Surplus Notes: Surplus notes are reported as a component of statutory capital and surplus rather than as GAAP liabilities.

                      Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP.

   A reconciliation of net income and capital and surplus of the Company as of and for the year ended December 31, 2002, as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

                                                                      CAPITAL AND
                                                     NET INCOME        SURPLUS
                                                  ---------------- -----------------

    As presented herein                              $79,099,113      $154,895,668
    Add (deduct):
     Deferred acquisition costs                       43,904,736       284,251,089
     Value of business acquired                        7,657,463         7,657,463
     Benefit reserves                                (81,282,610)     (126,904,894)
     Deferred premiums                                   577,381       (31,172,636)
     Realized gains transferred to the IMR             2,596,929        13,127,306
     Amortization of IMR                              (2,017,370)       (2,017,370)
     Unrealized gains (losses) on investments                  -       (42,831,143)
     Statutory goodwill adjustment                             -          ,589,992
     Asset valuation reserve                                   -        25,813,311
     Valuation allowance for invested  assets           (206,687)        (8,049,258)
     Liabilities for policyholder dividends           (2,888,323)        9,019,867
     Liability for employee benefits                    (591,379)        (9,218,258)
     Nonadmitted assets                                 (696,219)      151,263,008
     Surplus notes and accrued interest                        -      (25,541,240)
     Reinsurance adjustment                                    -         5,933,777
     Deferred income taxes                            16,152,041         4,339,397
     Transfer of Western Security Life
       Insurance Company assets to the Company        (5,367,353)        2,304,128
     Gain/Loss on Western Security Life Insurance
        Company and IL Group transactions            (24,224,557)         (120,564)
     Prior period adjustments                         (1,963,585)                -
     Other                                               842,057       (12,331,332)
                                                    -------------     -------------
   GAAP-basis amounts                                $31,591,637      $429,670,975
                                                    =============     =============

                       Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Variances between net loss and capital and surplus as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP as of and for the year ended December 31, 2001, are not reasonably determinable as the Company did not cut off statutory-basis financial information at the date the Company was purchased by AmerUs. The amounts of these variances are presumed to be material.

Other significant accounting policies are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, short-term investments, derivatives, mortgage loans, policy loans, real estate and realized capital gains and losses are stated at values prescribed by the NAIC, as follows:

  Bonds not backed by other loans are principally stated at amortized cost using the interest method.

  Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using a method that results in a level yield over the life of the securities including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

  Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or market value. Nonredeemable preferred stocks are reported at market value or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (SVO) and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

  Unaffiliated common stocks are reported at market value as determined by the SVO and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

                       Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Common stocks of insurance subsidiaries are reported at their underlying statutory equity plus the admitted portion of goodwill. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses. Goodwill, which represents the difference between the cost of acquiring the entity and the Company's share of the book value of the entity, is amortized on a straight-line basis over ten years.

   There are no restrictions on common or preferred stocks.

   Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost. Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

   The Company's derivative securities that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains or losses reported in unassigned surplus along with any adjustment for federal income taxes). The Company's derivative securities that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting, are accounted for at fair value and the related changes in fair value are recognized in current operations. The fair values for the Company's derivative securities are based on settlement values, quoted market prices of comparable instruments, fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standing (guarantees, loan commitments) or, if there are no relevant comparables, on pricing models or formulas using current assumptions (interest rate swaps).

   Mortgage loans are reported at unpaid principal balances, less allowance for impairments. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage

                       Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down and a realized loss is recognized.

 Policy loans are reported at unpaid principal balances.

 Real estate occupied by the Company is reported at depreciated cost net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful life of the property.

 The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

 Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

 Changes in admitted asset carrying amounts of bonds, mortgage loans on real estate, and non-redeemable preferred stocks are credited directly to unassigned surplus.

PREMIUMS

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

                       Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BENEFITS

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Indiana Department of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Extra premiums are charged for substandard lives for policies issued prior to July 1, plus the gross premiums for a rated age. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for model premium payments.

As of December 31, 2002 and 2001, reserves of $473,250 and $402,031, respectively, were recorded on inforce amounts of $56,291,692 and $57,279,266, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Indiana Department of Insurance.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as permitted by the NAIC. Tabular interest on funds not involving life contingencies are calculated from basic data and the supplementary contract tabular interest is determined by formula.

The liabilities related to guaranteed investment contracts and policyowner funds left on deposit with the Company are generally equal to fund balances less applicable surrender charges.

                       Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

GUARANTY FUND ASSESSMENTS

The Company is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2002 and 2001, the Company has $600,000 and $-0-, respectively, accrued amount for guaranty fund assessments. A receivable for future premium tax deductions related to these assessments of $1,069,583 and $1,052,716 was recorded at December 31, 2002 and 2001, respectively. The period over which the assessments are expected to be paid is up to five years. Expenses incurred for guaranty fund assessments in 2002 and 2001 were not significant.

DIVIDENDS TO POLICYHOLDERS

Participating policies entitle the policy owners to receive dividends based on actual interest, mortality, morbidity, and expense experience for the related policies. These dividends are distributed to the policy owners through an annual dividend using current dividend scales, which are approved by the Board of Directors. Approximately 56% of traditional life policies are currently paying dividends and traditional life policies represent approximately 84% of the Company's individual life policies in force.

RECLASSIFICATIONS

Certain 2001 amounts in the Company's statutory-basis financial statements have been reclassified to conform to the 2002 financial statement presentation.

PRIOR PERIOD ADJUSTMENTS

During 2002, the Company discovered the following two prior period adjustments. An addition to surplus of $454,597 was made to account for expenses principally relating to payroll and payroll added costs that were recorded incorrectly in 2001. A deduction from

                      Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

surplus of $3,475,496 was made to correct reinsurance balances from July and August of 2001 which had not interfaced to the ledger from the reinsurance administration system. The net of tax adjustments resulted in a deduction to surplus of $1,963,585 for the year ended December 31, 2002.

2. PERMITTED STATUTORY ACCOUNTING PRACTICES AND ACCOUNTING CHANGES

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Indiana Department of Insurance.

The Indiana Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the State of Indiana for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Indiana Insurance Law. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Indiana effective January 1, 2001. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices; however, the State has not adopted any prescribed accounting practices that differ from NAIC SAP at this time.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $20,951,245 as of January 1, 2001. Included in this total adjustment is an increase in capital and surplus of $14,310,943 related to deferred income tax assets and an increase in capital and surplus of $6,424,604 related to the release of IMR prepayments and calls. An increase in capital and surplus related to guaranty fund assessments, offset by a decrease related to write-off of surplus note expenses, are also included in this adjustment.

                       Indianapolis Life Insurance Company

3. INVESTMENTS

The amortized cost and the fair value of investments in bonds and preferred stocks are summarized as follows:

                                                           GROSS                 GROSS
                                    AMORTIZED            UNREALIZED            UNREALIZED            FAIR
                                      COST                 GAINS                 LOSSES              VALUE
                                 --------------------------------------------------------------------------------

  DECEMBER 31, 2002
  Bonds:
  United States Government and
    agencies                      $   42,688,659        $ 1,039,790          $     25,828         $   43,702,621
  Foreign governments                 43,070,747            691,174               732,424             43,029,497
  Corporate securities               855,538,685         58,257,704            11,621,538            902,174,851
  Asset-backed securities             44,263,898          1,189,459               173,356             45,280,001
  Mortgage-backed securities         281,526,731         15,040,592                21,394            296,545,929
                                 --------------------------------------------------------------------------------
  Total bonds                     $1,267,088,720        $76,218,719          $ 12,574,540         $1,330,732,899
                                 ================================================================================

  Preferred stocks                $   26,008,974        $         -          $    804,046         $   25,204,928
                                 ================================================================================
  Common stocks-Affiliated
    entities                      $  182,035,354        $         -          $140,536,852         $   41,498,502
  Common stocks-Other                 16,881,828            253,911                     -             17,135,739
                                 --------------------------------------------------------------------------------
  Common stocks                   $  198,917,182        $   253,911          $140,536,852         $   58,634,241
                                 ================================================================================

  DECEMBER 31, 2001
  Bonds:
  United States Government and
    agencies                      $   12,157,445        $   551,019          $      7,354         $   12,701,110
  Corporate securities               881,926,206         26,188,473            12,845,386            895,269,293
  Asset-backed securities             35,265,214            488,155               530,780             35,222,589
  Mortgage-backed securities         257,072,504          7,745,231             1,028,720            263,789,015
                                 --------------------------------------------------------------------------------
                                  $1,186,421,369        $34,972,878          $ 14,412,240         $1,206,982,007
                                 ================================================================================

  Preferred stocks                $   25,433,037        $         -          $    316,741         $   25,116,296
                                 ================================================================================
  Common stocks-Affiliated
    entities                      $  153,226,213        $         -          $ 80,246,066         $   72,980,147
  Common stocks-Other                  3,207,350            245,908                65,500              3,387,758
                                 --------------------------------------------------------------------------------
  Common stocks                   $  156,433,563        $   245,908          $ 80,311,566         $   76,367,905
                                 ================================================================================

                      Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

The Company invests in certain private placement debt securities for which fair values are not readily available. Fair value is determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. At December 31, 2002 and 2001, the Company owned private placement debt securities valued at amortized cost of approximately $154,745,827 and $181,153,241, respectively.

A summary of the amortized cost and fair value of the Company's investments in bonds at December 31, 2002, by contractual maturity, is as follows:

                                                AMORTIZED COST     FAIR VALUE
                                               ---------------------------------

  Due in one year or less                       $   38,990,974   $   39,484,284
  Due after one year through five years            242,346,267      251,269,530
  Due after five years through ten years           422,622,734      442,078,322
  Due after ten years                              281,602,014      301,354,834
  Mortgage-backed securities                       281,526,731      296,545,929
                                               ---------------------------------
  Total                                         $1,267,088,720   $1,330,732,899
                                               =================================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:


                                                      YEAR ENDED DECEMBER 31,
                                                        2002          2001
                                                   -----------------------------

Proceeds                                            $696,875,738  $495,070,998
                                                   =============================

Gross realized gains                                $ 15,769,570  $ 12,732,184
Gross realized losses                                (14,485,360)   (3,881,834)
                                                   -----------------------------
Net realized gains                                   $ 1,284,210  $  8,850,350
                                                   =============================

                      Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

Gross realized losses for the years ended December 31, 2002 and 2001 include $2,853,099 and $0, respectively, which relate to losses recognized on other than temporary declines in market values of debt securities.

At December 31, 2002, bonds with a statement value of $5,697,387 were on deposit with state insurance departments to satisfy regulatory requirements.

The Company's investments in mortgage loans on real estate consist primarily of commercial mortgage loans made on a full recourse basis and at fixed loan rates. During 2002, the respective maximum and minimum lending rates for mortgage loans were 7.4% and 7.0%. The Company manages its credit risk associated with these loans by diversifying its mortgage portfolio by property type and geographic location.

At the issuance of a loan, the maximum percentage of any one loan to value of security was 82%. The portfolio credit risk for mortgage loans, which involves entirely commercial properties, was concentrated in the following geographic regions:

                                                            DECEMBER 31,
                                                        2002           2001
                                                   -----------------------------

   North Central                                    $ 89,199,975  $106,485,714
   South Atlantic                                     58,103,465    67,033,980
   Pacific                                            49,542,199    50,167,061
   South Central                                      44,233,850    48,188,021
   Mountain                                           25,578,065    27,395,804
   Middle Atlantic                                    21,454,714    22,441,217
   New England                                        10,266,597    11,170,223
                                                   -----------------------------
                                                    $298,378,865  $332,882,020
                                                   =============================

At December 31, 2002 and 2001, the Company held mortgages aggregating $-0- and $2,828,331, respectively, with interest overdue beyond 180 days (excluding accrued interest). Total interest due on those mortgages was $-0- and $81,984 at December 31, 2002 and 2001, respectively. The Company recognized interest income on a cash basis of $214,157 and $146,827 during the period the loans were impaired for the years ended December 31, 2002 and 2001, respectively.

                      Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

The total recorded investment in restructured loans, at December 31, 2002 and 2001 is $3,480,513 and $1,112,575, respectively. The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 90 days) and providing the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

Major categories of investment income are summarized as follows:

                                                    YEAR ENDED DECEMBER 31,
                                                     2002            2001
                                              ----------------------------------
 Income:
   Bonds                                          $ 84,984,784   $ 88,842,604
   Preferred stocks                                  2,326,678            305
   Common stocks                                         1,344        770,109
   Mortgage loans on real estate                    27,655,083     28,922,010
   Real estate                                       2,506,834      2,180,570
   Derivative investments                              314,935         87,429
   Policy loans                                     10,016,540     14,242,930
   Short-term investments and cash                     431,311      1,310,949
   Other invested assets                                     -       (918,000)
   Aggregate write-ins for investment incomes          279,508        506,486
                                              ----------------------------------
 Gross investment income                           128,517,017    135,945,392

 Less investment expenses                            9,844,585     11,272,440
                                              ----------------------------------
 Net investment income                            $118,672,432   $124,672,952
                                                ================================

Realized gains (losses) on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                    YEAR ENDED DECEMBER 31,
                                                     2002            2001
                                              ----------------------------------

 Bonds                                             $ 1,284,210     $8,850,350
 Stocks                                             26,219,036        200,796
 Mortgage loans on real estate                         842,945     (1,433,824)
 Other                                                   1,595      1,170,589
                                              ----------------------------------
 Realized gains on investments                      28,347,786      8,787,911
 Less amount transferred to IMR (net                 2,596,929      5,307,024
   of related taxes of $2,860,819 in
   2002 and $4,626,759 in 2001)
 Less federal income taxes                           2,258,069      3,739,728
                                              ----------------------------------
 Net realized gains (losses)                       $23,492,788     $ (258,841)
                                              ==================================

                       Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

The change in unrealized gains/losses on investments is as follows:


                                                     YEAR ENDED DECEMBER 31,
                                                       2002          2001
                                                --------------------------------

 Bonds                                           $   (823,106)  $          -
 Stocks                                           (60,226,008)   (26,465,094)
 Mortgage loans on real estate                      1,290,907     (1,129,940)
 Other                                                120,797      2,225,930
                                                --------------------------------
 Change in unrealized gains/losses               $(59,637,410)  $(25,369,104)
                                                ================================

At December 31, 2002 and 2001, the Company's outstanding on and off-balance sheet risks, shown in notional or contract amounts and fair value, are summarized as follows:

                                  CONTRACT OR
                                NOTIONAL AMOUNT             FAIR VALUE
                          ------------------------------------------------------
                               2002         2001        2002          2001
                          ------------------------------------------------------

 Credit default swaps      $42,000,000  $30,000,000  $(120,564)    $(59,809)

The Company uses credit default swaps to synthetically create the characteristics of a bond. Coupling a bond with a credit default swap creates a synthetic instrument that is cheaper than its cost in the cash market or one which has better default characteristics. These agreements provide the Company with a periodic premium to compensate it for accepting credit risk. The notional amount of such agreements is equal to the amount of credit risk being accepted. Should the issuer of the security underlying the derivative default, the Company would be required to pay the notional amount and receive the bonds. There are no cash requirements at the initiation of the credit default swap contract. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter party at each due date.

The Company utilizes credit default swaps as part of its effort to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels. These instruments involve elements of credit and market risk in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in these types of financial instruments.

                       Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

The Company is exposed to credit loss in the event of nonperformance by counterparties on credit default swap agreements. The Company does not anticipate nonperformance by any of these counter parties. Purchasing such agreements from financial institutions with long-lasting, superior performance records minimizes the credit risk associated with such agreements. The amount of such exposure is represented by the fair value of contracts with a positive fair value at the reporting date. Collateral support documents are negotiated to further reduce this exposure where deemed necessary.

The Company's potential exposure for all collar, swap and forward agreements open at December 31, 2002 and 2001, is $244,808 and $217,732, respectively.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

  Cash, short-term investments and policy loans: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate fair values.

  Investment Securities: Fair values of fixed maturity securities (including redeemable preferred stock) are based on quoted market prices or dealer quotes, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting expected future cash flow using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for unaffiliated equity securities are based on quoted market prices.

  Mortgage loans on real estate: For all performing fixed interest rate loans, the estimated net cash flows to maturity were discounted to derive an estimated market value. The discount rate used was based on the individual loan's remaining weighted average life and a basis point spread on the market conditions for the type of loan and credit quality. These spreads were over the United States treasury yield curve. Performing variable rate commercial loans were valued at the current outstanding balance. Loans which have been restructured, are in foreclosure, are significantly delinquent, or are to affiliates were valued primarily at the lower of the estimated net cash flows to maturity, discounted at a market rate of interest, or the current outstanding principal balance.

                       Indianapolis Life Insurance Company

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

  Hedging Instruments: Fair values for derivative securities are based on pricing models or formulas using current assumptions and are classified as other assets or other liabilities.

  Investment Contracts: Fair values for the Company's deferred annuities are stated at the cost the Company would incur to extinguish the liability, i.e. the cash surrender value.

  Surplus Notes: The fair value of surplus notes is estimated using discounted cash flow calculations, based on interest rates currently applicable for comparable instruments taking into account the remaining term of the notes and the Company's credit standing.

The carrying values and fair values of the Company's financial instruments at December 31 are as follows:

                                         2002                            2001
                           ------------------------------ --------------------------------
                               CARRYING                         CARRYING
                                AMOUNT        FAIR VALUE         AMOUNT      FAIR VALUE
                           ------------------------------ --------------------------------
 ASSETS
 Bonds                    $1,267,088,720   $1,330,732,899  $1,186,421,369  $1,206,982,007
 Preferred stocks             26,008,974       25,204,928      25,433,037      25,116,296
 Common stocks other
   than affiliates            17,135,739       17,135,739       3,387,759       3,387,759
 Mortgage loans on real
   estate                    298,378,865      329,662,601     332,882,020     344,065,215
 Policy loans                164,154,200      164,154,200     173,592,246     173,592,246
 Cash and short-term
   investments                 8,636,008        8,636,008      17,415,992      17,415,992
 Derivatives                           -         (120,564)              -         (59,809)

 LIABILITIES
 Investment contracts        131,852,241      130,314,555     159,378,393     154,603,606
 Surplus notes                25,000,000       28,415,000      25,000,000      26,853,750

                       Indianapolis Life Insurance Company

5. REINSURANCE

At December 31, 2002 and 2001, the Company's maximum retention limit for acceptance of risk on life insurance was $500,000. The Company has indemnity reinsurance agreements with various companies whereby insurance in excess of this retention limit is reinsured. Insurance in-force ceded to nonaffiliated companies under risk sharing arrangements at December 31, 2002 and 2001, totaled approximately $27.2 billion and $11.9 billion, respectively. The liability for future policy benefits is stated after deductions for amounts applicable to reinsurance ceded to companies of $142,042,725 and $69,679,347 at December 31, 2002 and 2001, respectively, of which $-0- and $11,206,298, respectively, was ceded to affiliates. On December 31, 2002, the Company entered into a YRT 100% quota share reinsurance agreement covering an existing book of business providing a credit for future policy benefits of $37,000,000.

The Company received reinsurance recoveries in the amount of $23,990,370 and $22,339,552 during 2002 and 2001, respectively.

The Company is liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

The accompanying financial statements include the following amounts relating to assumption reinsurance agreements as of December 31 and for the years then ended:

                                                2002           2001
                                          ------------------------------

Premiums
 Affiliates                                 $     27,781   $    23,307
 Nonaffiliates                                47,621,498    37,030,970
Benefits and expenses                          2,182,938     3,794,940
Policy reserves and claim liabilities        211,422,301   165,996,524


During 2002, Western Security Life Insurance Company, an affiliate of the Company, novated all their assumed reinsurance to the Company as a result of the business transfer of Western Securities Life Insurance Company to the Company during 2002. The Company increased their reserves by approximately $14.5 million as a result.

                      Indianapolis Life Insurance Company

6. ANNUITY RESERVES

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                                       DECEMBER 31,
                                                           2002                           2001
                                                ----------------------------  ---------------------------
                                                   AMOUNT         PERCENT         AMOUNT        PERCENT
                                                ----------------------------  ---------------------------
Subject to discretionary withdrawal:
  At book value less current surrender
    charge of 5% or more                         $ 84,680,342       40.2%      $103,575,076      44.3%
  At book value without adjustment                114,547,592       54.3         99,407,216      42.5
Not subject to discretionary withdrawal            11,574,743        5.5         30,983,134      13.2
                                                ----------------------------  ---------------------------
Total annuity reserves and deposit fund
  liabilities                                    $210,802,677      100.0%      $233,965,426     100.0%
                                                ============================  ===========================


A reconciliation of total annuity actuarial reserves and deposit fund liabilities is as follows:

                                                                                 DECEMBER 31,
                                                                          2002                 2001
                                                                     ------------------------------------
Life and Accident & Health Annual Statement:
  Annuity reserves                                                    $142,356,460         $170,581,248
  Supplementary contracts with life contingencies                        8,439,184            9,184,745
  Deposit-type contracts                                                60,007,033           54,199,433
                                                                     ------------------------------------
Total annuity reserves and deposit fund liabilities                   $210,802,677         $233,965,426
                                                                     ====================================

Deferred and uncollected life insurance premiums and annuity considerations were as follows:

                                                         DECEMBER 31,
                                       2002                                         2001

                      GROSS          LOADING          NET          GROSS        LOADING         NET
                   ------------------------------------------  ------------------------------------------
Ordinary new
  business         $ 2,911,603     $2,525,850     $   385,753  $ 1,029,027    $  537,955    $   491,072
Ordinary renewal    34,182,058      3,403,241      30,778,817   35,189,715     3,935,214     31,254,501
Group life               8,066              -           8,066        4,445             -          4,445
                   ------------------------------------------  ------------------------------------------
Total              $37,101,727     $5,929,091     $31,172,636  $36,223,187    $4,473,169    $31,750,018
                   ==========================================  ==========================================

                       Indianapolis Life Insurance Company

7. FEDERAL INCOME TAXES

The Company filed a stand-alone federal income tax return through March 5, 2002. Subsequent to this date, the Company files a consolidated return with its subsidiaries. In 2002, the separate return method is used to compute the Company's provision for allocating federal income taxes.

The actual federal income tax expense differs from the "expected" tax expense computed at the statutory rate of 35% as follows:

                                                    YEAR ENDED DECEMBER 31,
                                                     2002            2001
                                                 -----------------------------
Computed "expected" tax                          $29,988,324     $ 3,712,478
Tax basis reserves in excess of
  statutory reserves                               3,133,022       4,301,610
Nondeductible
  demutualization/integration costs                  943,411       3,115,727
Policy acquisition costs capitalized               2,214,202       2,510,768
Income from corporated-owned life
  insurance                                       (1,405,177)       (681,494)
Reserve for legal settlements                     (3,678,810)      1,298,810
Interest maintenance reserve                        (706,080)     (1,086,398)
Other                                               (414,291)        106,338
                                                 -----------------------------
Federal income taxes                             $30,074,601     $13,277,839
                                                 =============================

                      Indianapolis Life Insurance Company

7. FEDERAL INCOME TAXES (CONTINUED)

The main components of deferred income tax amounts are as follows:

                                                         DECEMBER 31,
                                                     2002            2001
                                                 -----------------------------

 Deferred income tax assets:
   Reserves                                      $39,844,539     $40,835,448
   Deferred acquisition costs tax basis           23,811,287      21,421,747
   Policyholder dividends                          7,127,731       7,742,000
   Nonadmitted assets                              4,294,729       5,217,757
   Deferred compensation                           2,132,191       3,725,959
   Other                                           3,758,312       6,481,864
                                                 -----------------------------
 Total deferred income tax assets                 80,968,789      85,424,775

 Nonadmitted deferred income tax assets          (43,634,396)    (50,712,045)
                                                 -----------------------------
 Admitted deferred income tax assets              37,334,393      34,712,730

 Deferred income tax liabilities:
   Due and deferred premium                      (10,912,603)    (11,115,342)
   Bonds                                                   -      (2,694,946)
   Real estate                                    (2,063,080)     (2,064,337)
   Pension plan assets                            (3,782,593)       (751,386)
   Other                                          (4,877,759)       (113,808)
                                                 -----------------------------
 Total deferred income tax liabilities           (21,636,035)    (16,739,819)
                                                 -----------------------------
 Net deferred income tax asset                   $15,698,358     $17,972,911
                                                 =============================

The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:

                                                   YEAR ENDED DECEMBER 31,
                                                     2002            2001
                                                 -----------------------------

 Change in net deferred income tax asset         $(9,352,202)    $19,136,631
                                                 =============================

 Change in deferred income tax assets -
   nonadmitted                                   $(7,077,649)    $15,474,663
                                                 =============================


Federal income tax returns for years through 1998 are closed as to further assessment of taxes. At December 31, 2002, the Internal Revenue Service is not in the process of examining any federal income tax returns of the Company. Management believes adequate provisions have been made for any additional tax which may become due with respect to open years.

                       Indianapolis Life Insurance Company

7. FEDERAL INCOME TAXES (CONTINUED)

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $23,985,336 and $17,012,188 from 2002 and 2001, respectively.

8. BENEFIT PLANS

As a result of the acquisition by AmerUs, the Company's existing defined benefit pension plans changed. The ILICO Defined Benefit Pension Plan was amended, as filed with the IRS, to freeze benefit accruals and fully vest all active participants as of December 31, 2001. Effective December 31, 2001, the ILICO Defined Benefit Pension Plan was merged into the AmerUs Pension Plan. The defined benefit pension plans cover substantially all of the Company's employees, as well as employees of certain other affiliates. The plans provided for benefits based upon years of service and the employee's compensation. The net periodic benefit cost for 2002 and 2001 was $1,013,979 and $2,369,173, respectively. The accumulated benefit obligation determined in accordance with ERISA, and valued at December 31, 2002, based on an interest rate of 6.50% was $37,227,448. The combined fair value of plan assets at December 31, 2002 was $28,781,315.

The Company also has a non-qualified Employee Supplemental Pension Plan. The net periodic benefit cost for 2002 and 2001 was $495,266 and $495,400, respectively. The benefit obligation at December 31, 2002, for this plan was $5,019,984. This plan is not funded.

The Company has a defined contribution pension plan covering substantially all of its agents. Company contributions are based on agent compensation; contributions were $61,794 and $97,764 in 2002 and 2001, respectively. Other policy and contract liabilities include $11,574,743 and $12,008,641 at December 31, 2002 and 2001, respectively, relating to the plan.

The Company sponsors the Indianapolis Life Insurance Company Salary Reduction Plan defined by Section 401(k) of the Internal Revenue Code. All assets of this plan were merged into All[star] AmerUs Savings and Retirement Plan on October 1, 2001. The Indianapolis Life Insurance Company Salary Reduction Plan ceased to exist with this merger. Employer contributions to the 401(k) plans were $454,079 and $261,068 for 2002 and 2001, respectively.

                      Indianapolis Life Insurance Company

8. BENEFIT PLANS (CONTINUED)

The Company has post-retirement benefit plans which provide eligible participants and dependents with certain medical, dental, and life insurance benefits. The Company's plan for medical and life insurance benefits is combined with that of the subsidiaries of AmerUs. The Company has accrued its share of the accumulated post retirement benefit costs, amounting to $2,979,601 and $4,962,300, as pension plan liability at December 31, 2002 and 2001, respectively. In conjunction with the merger of the Company's Employees Pension Plan into the AmerUs Pension Plan, certain benefits were curtailed resulting in a decrease of the accumulated past retirement benefit obligation of $1,982,699. The December 31, 2002 benefit obligation for active non-vested employees was $654,777. The discount rate used in determining the accumulated post retirement benefit obligation was 6.5% and the health care cost trend rate was 10.4% graded to 5.0% by the year 2012.

The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point each year would increase the post retirement benefit obligation as of December 31, 2002, by $565,251 and increase the service cost and interest cost components of net periodic post retirement benefit cost for 2002 by $38,822. Decreasing the assumed health care cost trend rates by one percentage point each year would decrease the post retirement benefit obligation as of December 31, 2002, by $487,273 and decrease the service cost and interest cost components of net periodic post retirement benefit cost for 2002 by $32,936.

The Company also sponsors a deferred compensation plan for agents and a separate deferred compensation plan for officers and directors. Other liabilities and reserves include $2,563,803 and $2,425,224 at December 31, 2002 and 2001,
respectively, relating to these plans. The deferred compensation plans are contributory and nonqualified.

9. RELATED-PARTY TRANSACTIONS

The Company has entered into various service agreements with AmerUs, the Parent, and its subsidiaries providing management, administrative, data processing, rent, and other service fee income from affiliates. The administrative service agreement with the Parent provides new business, underwriting and policy issue, policyowner service, accounting and financial, actuarial, data processing, legal and compliance, personnel, and employee benefit services.

                      Indianapolis Life Insurance Company

9. RELATED-PARTY TRANSACTIONS (CONTINUED)

The following summarizes transactions of the Company with affiliates in 2002 and 2001:


                                                       YEAR ENDED DECEMBER 31,
                                                          2002         2001
                                                      -------------------------
Investment management fees                           $ 5,235,149    $ 3,641,914
Affiliated management, administrative, data
  processing, rent, and other service fee
  income/(expense)                                   (17,062,240)     5,462,185
Capital contributions to subsidiaries                 18,000,000              -
Shareholder dividends received from subsidiary                 -      1,200,000
Reinsurance income with affiliates                        27,226      2,030,505
Reinsurance recoverable with affiliates                        -     11,249,750
Capital contributions from parent                              -     69,420,786
Dividend to AmerUs                                    11,532,000              -

The Company's capital contributions to its subsidiaries include a $5,000,000 cash contribution to Bankers Life Insurance Company and a $13,000,000 contribution to IL Annuity and Insurance Company (IL Annuity). The contributions to IL Annuity were in the form of cash of $8,000,000 received prior to December 31, 2002 and $5,000,000 received after December 31, 2002 but before the filing of the Company's annual statement. At December 31, 2002, the Company entered into a capital note in the amount of $50,000,000 with IL Annuity. In February of 2003, the Company paid $5,000,000 in cash towards the note and canceled the remaining portion without payment. Therefore, the Company recorded a note payable to IL Annuity of $5,000,000 at December 31, 2002.

10. CONTINGENCIES

The Company and its subsidiaries are involved in pending and threatened litigation of the character incidental to the business transacted. Management believes that the conclusion of the litigation will not have a material adverse affect on the Company's financial position or results of operations.

                      Indianapolis Life Insurance Company

10. CONTINGENCIES (CONTINUED)

The Company has designated $526,425 of surplus as assigned to possible Phase III taxation of the $1,504,072 balance as of December 31, 2002, in the Policyholder Surplus Account as defined under the pre-1984 Internal Revenue Service Code. The Company is not aware of any other material contingent liabilities as of December 31, 2002. The Company has committed no reserves to cover any additional contingent liabilities.

11. DIRECT PREMIUMS WRITTEN/PRODUCED BY MANAGING GENERAL AGENT/THIRD PARTY ADMINISTRATOR

The Company utilizes managing general agents and third party administrators in its operation. Information regarding these entities are as follows:


 NAME OF MANAGING                                                                           FIRST YEAR
 GENERAL AGENT OR                                       TYPES OF          TYPES OF            DIRECT
   THIRD PARTY               FEIN        EXCLUSIVE      BUSINESS          AUTHORITY          PREMIUMS
  ADMINISTRATOR             NUMBER       CONTRACT       WRITTEN            GRANTED       WRITTEN/PRODUCED
---------------------------------------------------------------------------------------------------------
Bankers Life Insurance
  Company of New                                                        S, I, CP and       $48,240,062
  York*                   13-1970218        Yes      Universal life      PC

AmerUs Life               42-0175020        No       Equity Indexed     S, I, CP and        $3,685,034
  Insurance Company*                                 Universal Life     PC

Baltimore Life            52-0236900        No       Group term life    S, I, CP and         $483,909
  Insurance Company                                                      PC

S - Selection; I - Issue; CP - Claim payment; and PC - Premium collection *Affiliate

                      Indianapolis Life Insurance Company

12. CAPITAL AND SURPLUS

Dividends by the Company to the Parent are limited by laws applicable to insurance companies. Under Indiana law, the Company may pay a dividend from its surplus profits, without prior consent of the Indiana Commissioner of Insurance, if the dividend does not exceed the greater of 10% of statutory capital and surplus at the end of the preceding year or all of the statutory net gain from operations of the preceding year, provided that such dividend does not exceed its unassigned surplus at the end of the preceding year. In 2003, the Company can pay dividends of approximately $45,648,000 without prior approval of the Indiana Insurance Commissioner.

Dividends paid in 2002 and 2001 were $11,532,000 and $0 respectively.

The Company has surplus notes of $25,000,000 outstanding at December 31, 2002 and 2001. Any payment of interest and repayment of principal may be paid only out of the Company's earnings, subject to approval by the Indiana Department of Insurance. The Company did not accrue interest on these surplus notes at December 31, 2002 and 2001 as Indiana laws permits accrual only with prior regulatory approval. The next interest payment will occur on April 1, 2003, in the amount of $1,082,500, pending the Department's approval. A summary of the terms of these surplus notes follows:


                                                 INTEREST PAID IN    DATE OF
  DATE ISSUED   INTEREST RATE   CARRYING VALUE     2002 AND 2001     MATURITY
--------------------------------------------------------------------------------
  May 8, 1996       8.66%        $25,000,000        $2,165,000     April 1, 2011


Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 31, 2002 and 2001, the Company exceeds the authorized control level of the RBC requirements.

13. SUBSEQUENT EVENTS

At December 31, 2002, IL Annuity was undergoing its periodic financial examination by the Kansas Insurance Department (the Department). The Department raised several issues during its examination, including matters concerning the statutory accounting treatment of a certain reinsurance agreement and the valuation of certain securities. These matters involve amounts that are material to IL Annuity's statutory capital and surplus and the related carrying value in the Company's financial statements.

                      Indianapolis Life Insurance Company

13. SUBSEQUENT EVENTS (CONTINUED)

On June 11, 2003, IL Annuity reached an agreement with the Department resolving the issues raised during its examination. As a part of the resolution, IL Annuity and the Department agreed on the application of reinsurance accounting treatment to the agreement and the nonadmitting of approximately $30,000,000 of reinsurance receivables in the June 30, 2003 statutory-basis financial statements. IL Annuity also agreed to sell certain securities prior to June 30, 2003, expecting to result in a pre-tax loss of approximately $20,000,000, a significant portion of which will be offset by reimbursements from a reinsurer. The Company made a capital infusion to IL Annuity of $30,500,000 on June 25, 2003, in addition to the $20,294,010 infusion it made to IL Annuity on March 12, 2003. The agreement did not require adjustments to prior statutory-basis financial statements.

Had the adjustment for the reinsurance receivables been reflected in the statutory-basis financial statements of IL Annuity as of December 31, 2002 and 2001, total capital and surplus (and the Company's carrying value) would have been reduced by approximately $25,494,914 and $3,326,410, respectively, before consideration of additional capital infusions.

Additionally, there are plans to merge IL Annuity into the Company, on or about June 30, 2003. An application for the merger has been filed with the applicable regulatory agencies and the approvals are pending.

                          OTHER FINANCIAL INFORMATION

[logo]ERNST & YOUNG   o Ernst & Young LLP                o Phone: (515) 243-2727
                        801 Grand Avenue                   www.ey.com
                        Suite 3400
                        Des Moines, IA 50309


          Report of Independent Auditors on Other Financial Information

The Board of Directors and Stockholder
Indianapolis Life Insurance Company

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The accompanying supplemental schedule of selected statutory-basis financial data, and supplemental schedule of investment risks interrogatories and summary investment schedule are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual and are not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our audit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in relation to the statutory-basis financial statements taken as a whole.

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.


                                                           /s/ ERNST & YOUNG LLP


February 5, 2003, expect for Note 13, as to which the date is June 25, 2003

                      Indianapolis Life Insurance Company

                       Supplemental Schedule of Selected
                         Statutory-Basis Financial Data

                               December 31, 2002


Investment income earned:
  U.S. Government bonds                                           $  1,722,766
  Other bonds (unaffiliated)                                        83,262,018
  Preferred stocks (unaffiliated)                                    2,326,678
  Common stocks (unaffiliated)                                           1,344
  Mortgage loans                                                    27,655,083
  Real estate                                                        2,506,834
  Contract loans                                                    10,016,540
  Short-term investments                                               431,311
  Other invested assets                                                314,935
  Aggregate write-ins for investment income                            279,508
                                                                 ---------------
Gross investment income                                           $128,517,017
                                                                 ===============

Real estate owned (book value less encumbrances including
  nonadmitted portion)                                            $ 21,905,560

Mortgage loans on real estate (book value including nonadmitted
  portion) -Commercial mortgages                                  $298,378,865

Mortgage loans on real estate by standing (book value):
  Good standing                                                   $294,898,352
  Good standing with restructured terms                              3,480,513
                                                                 ---------------
Total mortgage loans on real estate                               $298,378,865
                                                                 ===============

    Stocks of parents, subsidiaries, and affiliates (book value
    including nonadmitted portion) - Common stocks                $ 41,498,502
                                                                 ===============

                       Indianapolis Life Insurance Company

                        Supplemental Schedule of Selected
                   Statutory-Basis Financial Data (continued)



Bonds and short-term investments by class and maturity:
 Bonds by maturity (statement value):
  Due within one year or less                                   $  100,155,251
  Over 1 year through 5 years                                      371,673,302
  Over 5 years through 10 years                                    534,313,366
  Over 10 years through 20 years                                   121,684,847
  Over 20 years                                                    145,756,307
                                                               -----------------
 Total by maturity                                              $1,273,583,073
                                                               =================

Bonds and short-term investments by class-statement value:
  Class 1                                                       $  803,407,106
  Class 2                                                          318,411,104
  Class 3                                                           89,709,800
  Class 4                                                           56,807,317
  Class 5                                                            2,349,902
  Class 6                                                            2,897,844
                                                               -----------------
Total by class                                                  $1,273,583,073
                                                               =================

Total bonds and short-term investments publicly traded          $1,118,837,246
                                                               =================
Total bonds and short-term investments privately placed         $  154,745,827
                                                               =================

Preferred stocks (statement value)                              $   26,008,974
                                                               =================
Common stocks (market value)                                    $   58,634,241
                                                               =================
Short-term investment (book value)                              $    6,494,353
                                                               =================
Cash on deposit                                                 $    2,141,655
                                                               =================

Life insurance in force (in thousands):
  Ordinary                                                      $    5,298,328
                                                               =================
Amount of accidental death insurance in force under
  ordinary policies (in thousands)                              $      251,976
                                                               =================

                       Indianapolis Life Insurance Company

                        Supplemental Schedule of Selected
                   Statutory-Basis Financial Data (continued)



Life insurance policies with disability provision in
  force- ordinary (in thousands)                                $    5,052,556
                                                               =================
Supplementary contracts in force:
  Ordinary - not involving life contingencies
    Amount on deposit                                           $    7,142,675
                                                               =================
    Amount of income payable                                    $    1,422,245
                                                               =================
  Ordinary - involving life contingencies - Amount of
    income payable                                              $    1,594,237
                                                               =================

Annuities:
  Ordinary:
    Immediate - amount of income payable                        $      822,441
                                                               =================
    Deferred - fully paid - account balance                     $  131,366,211
                                                               =================

Accident and health insurance--premiums in-force - Ordinary     $      574,770
                                                               =================

Deposit funds and dividend accumulations:
  Deposit funds - account balance                               $   18,383,474
                                                               =================
  Dividend accumulations - account balance                      $   31,305,210
                                                               =================

Claim payments 2002:
  Group accident and health:
    2002                                                        $            -
                                                               =================
    2001                                                        $       30,106
                                                               =================
    2000                                                        $        2,709
                                                               =================
    1999                                                        $       13,009
                                                               =================
    1998                                                        $       15,517
                                                               =================
    Prior                                                       $       44,060
                                                               =================
  Other accident and health:
    2002                                                        $       10,132
                                                               =================
    2001                                                        $       27,172
                                                               =================
    2000                                                        $       13,926
                                                               =================
    1999                                                        $        4,005
                                                               =================
    1998                                                        $      153,097
                                                               =================
    Prior                                                       $       84,177
                                                               =================

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                        and Summary Investment Schedule

                                December 31, 2002


INVESTMENT RISKS INTERROGATORIES

Indianapolis Life Insurance Company's total admitted assets as reported on page two of its Annual Statement is $1,972,605,270.

 1. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by Indianapolis Life Insurance Company, and (iii) policy loans:

                                                                     PERCENTAGE
                                                                      OF TOTAL
                                                                      ADMITTED
     INVESTMENT CATEGORY/ISSUER                     AMOUNT             ASSETS
    ----------------------------------------------------------------------------
    a. Morgan Stanley Dean Witter Cap             $31,063,800           1.6%
    b. Bankers Life Ins. Co. of NY                 27,342,576           1.4
    c. BMI Trust                                   26,004,474           1.3
    d. Vendee Mortgage Trust                       24,774,984           1.3
    e. Bear Stearns Comm. Mortgage                 15,476,304           0.8
    f. IL Annuity & Ins. Company                   13,726,054           0.7
    g. Kraft Foods, Inc.                           12,087,589           0.6
    h. American Century Deferred Comp. Plan        10,777,166           0.5
    i. Wachovia Corp.                              10,173,233           0.5
    j. Alcoa Inc.                                  10,140,069           0.5

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)



INVESTMENT RISKS INTERROGATORIES (CONTINUED)

 2. Indianapolis Life Insurance Company's total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

                      BONDS                          PREFERRED STOCKS
    -------------------------------------- -------------------------------------
                              PERCENTAGE                            PERCENTAGE
                               OF TOTAL                              OF TOTAL
     NAIC                      ADMITTED     NAIC                     ADMITTED
    RATING       AMOUNT         ASSETS     RATING      AMOUNT         ASSETS
    -------------------------------------- -------------------------------------
    NAIC-1  $  803,407,106      40.7%      P/RP-1   $26,004,474        1.3%
    NAIC-2     318,411,104      16.1       P/RP-2         4,500        -
    NAIC-3      89,709,800       4.5       P/RP-3             -        -
    NAIC-4      56,807,317       2.9       P/RP-4             -        -
    NAIC-5       2,349,902       0.1       P/RP-5             -        -
    NAIC-6       2,897,844       0.1       P/RP-6             -        -
           ----------------                        --------------
            $1,273,583,073                          $26,008,974


 3. Following are Indianapolis Life Insurance Company's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31 - Derivative Instruments), including: (i) foreign-currency-denominated investments of $0 supporting insurance liabilities denominated in that same foreign currency of $0, and excluding
    (ii) Canadian investments and currency exposure of $51,837,286.

   a. Aggregate foreign investment exposure categorized by NAIC sovereign rating:
                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
                                                       AMOUNT         ASSETS
                                                    ----------------------------
        i.  Countries rated NAIC-1                   $52,722,894       2.7%
       ii.  Countries rated NAIC-2                     1,815,003       0.1
      iii.  Countries rated NAIC-3 or below           30,764,835       1.6
                                                    ----------------------------
                                                     $85,302,732       4.4%
                                                    ============================

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)



INVESTMENT RISKS INTERROGATORIES (CONTINUED)

   b. Two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating:

                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
                                                       AMOUNT         ASSETS
                                                    ----------------------------
        i.  Countries rated NAIC-1:                  $25,033,755       1.3%
              Country: United Kingdom
              Country: Australia                      10,273,489       0.5
       ii.  Countries rated NAIC-2
              Country: Mexico                          1,815,003       0.1
      iii.  Countries rated NAIC-3 or below:
              Country: Panama                          6,360,552       0.3
              Country: Peru                            4,634,617       0.2

   c. Aggregate unhedged foreign currency exposure   $         -       -%

   d. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
                                                       AMOUNT         ASSETS
                                                    ----------------------------

        i.  Countries rated NAIC-1                   $    -            -%
       ii.  Countries rated NAIC-2                        -            -
      iii.  Countries rated NAIC-3 or below:              -            -

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)



INVESTMENT RISKS INTERROGATORIES (CONTINUED)

   e. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
                                                       AMOUNT         ASSETS
                                                    ----------------------------

        i.  Countries rated NAIC-1:                     $ -             -%
              Country:
              Country:                                    -             -
       ii.  Countries rated NAIC-2
              Country:                                    -             -
              Country:                                    -             -
      iii.  Countries rated NAIC-3 or below:
              Country:                                    -             -
              Country:                                    -             -

   f. The ten largest nonsovereign (i.e. nongovernmental) foreign issues:

                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
                                                       AMOUNT         ASSETS
                                                    ----------------------------

        i.  NAIC rating 1                            $ 5,261,245       0.3%
       ii.  NAIC rating 2                              5,000,000       0.3
      iii.  NAIC rating 1                              4,465,680       0.2
       iv.  NAIC rating 2                              4,000,000       0.2
        v.  NAIC rating 2Z                             4,000,000       0.2
       vi.  NAIC rating 2                              3,570,131       0.2
      vii.  NAIC rating 2                              3,000,000       0.2
     viii.  NAIC rating 2                              3,000,000       0.2
       xi.  NAIC rating 2                              3,000,000       0.2
        x.  NAIC rating 1                              3,000,000       0.2

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)



INVESTMENT RISKS INTERROGATORIES (CONTINUED)

 4. Indianapolis Life Insurance Company's total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including Canadian-currency denominated investments of $51,837,286 supporting Canadian-denominated insurance liabilities of $0 are:

                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
                                                       AMOUNT         ASSETS
                                                    ----------------------------
   a. Canadian investments                           $51,837,286       2.6%
   b. Unhedged Canadian currency exposure                      -       -

 5. Assets held in investments with contractual sales restrictions are less than 2.5% of the Company's total admitted assets.

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)



INVESTMENT RISKS INTERROGATORIES (CONTINUED)

 6. The Company's admitted assets held in the largest 10 equity interests (including shares of mutual funds, investments in preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1) are:

                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
     INVESTMENT CATEGORY/ISSUER                        AMOUNT         ASSETS
    ----------------------------------------------------------------------------

    a) Bankers Life Ins. Co. of NY                   $27,342,576       1.4%
    b) BMI Trust                                      26,004,474       1.3
    c) IL Annuity & Ins. Co.                          13,726,054       0.7
    d) American Century Def. Comp.                    10,777,166       0.5
    e) Wells Fargo Def. Comp.                          2,788,923       0.1
    f) Hockey Company                                    727,709       0.0
    g) Scudder                                           699,711       0.0
    h) Scudder Cash Inv.                                 690,429       0.0
    i) Scudder Large Co.                                 554,966       0.0
    j) IL Securities Inc.                                429,872       0.0

 7. Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company's total admitted assets.

 8. Assets held in general partnership interests are less than 2.5% of the Company's total admitted assets.

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)



INVESTMENT RISKS INTERROGATORIES (CONTINUED)

 9. With respect to mortgage loans reported in Schedule B, the Company's total admitted assets are as follows:

   a. The 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
      TYPE/PROPERTY                                     AMOUNT        ASSETS
      --------------------------------------------------------------------------

      a. Commercial                                  $ 5,338,311       0.3%
      b. Commercial                                    3,899,910       0.2
      c. Commercial                                    3,562,988       0.2
      d. Commercial                                    3,494,523       0.2
      e. Commercial                                    3,204,166       0.2
      f. Commercial                                    3,128,739       0.2
      g. Commercial                                    3,011,531       0.2
      h. Commercial                                    2,955,539       0.1
      i. Commercial                                    2,800,631       0.1
      j. Commercial                                    2,723,013       0.1

   b. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                          RESIDENTIAL                       COMMERCIAL                        AGRICULTURAL
                     ------------------------------------------------------------------------------------------
                                          PERCENTAGE                PERCENTAGE                 PERCENTAGE
                                           OF TOTAL                  OF TOTAL                   OF TOTAL
                                           ADMITTED                  ADMITTED                   ADMITTED
        LOAN-TO-VALUE      AMOUNT           ASSETS       AMOUNT       ASSETS       AMOUNT        ASSETS
      ---------------------------------------------------------------------------------------------------------
        i. above 95%       $ -                -%      $          -      - %          $ -           -%
       ii. 91% to 95%        -                -                  -      -              -           -
      iii. 81% to 90%        -                -            609,483      -              -           -
       iv. 71% to 80%        -                -         24,364,317      1.2            -           -
        v. below 70%         -                -        273,405,065     13.9            -           -
                     ------------------------------------------------------------------------------------------
                           $ -                -%      $298,378,865     15.1%         $ -           -%
                     ==========================================================================================

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)

INVESTMENT RISKS INTERROGATORIES (CONTINUED)
                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
                                                         AMOUNT       ASSETS
                                                      --------------------------
    c. Construction loans                             $        -        -  %
    d. Mortgage loans over 90 days past due                    -        -
    e. Mortgage loans in the process of foreclosure            -        -
    f. Mortgage loans foreclosed                               -        -
    g. Restructured mortgage loans                     3,480,513        0.2

10. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company's total admitted assets.

11. Indianapolis Life Insurance Company's total admitted assets subject to the following types of agreements as of the following dates:

                                                                      UNAUDITED
                                                               AT END OF EACH QUARTER
                                                      ----------------------------------------
                                        AT YEAR-END     1ST QUARTER  2ND QUARTER  3RD QUARTER
                                   -----------------------------------------------------------
                                                PERCENTAGE
                                                 OF TOTAL
                                                 ADMITTED
                                      AMOUNT      ASSETS     AMOUNT      AMOUNT     AMOUNT
                                   -----------------------------------------------------------
    a. Securities lending (do not
       include assets held as
       collateral for such
       transactions)                  $ -           -%        $ -         $ -        $ -
    b. Repurchase agreements            -           -           -           -          -
    c. Reverse repurchase
       agreements                       -           -           -           -          -
    d. Dollar repurchase
       agreements                       -           -           -           -          -
    e. Dollar reverse repurchase
       agreements                       -           -           -           -          -

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)



INVESTMENT RISKS INTERROGATORIES (CONTINUED)

12. Warrants not attached to other financial instruments, options, caps, and floors are:

                                  OWNED                    WRITTEN
                     -----------------------------------------------------------
                                        PERCENTAGE                PERCENTAGE
                                         OF TOTAL                  OF TOTAL
                                         ADMITTED                  ADMITTED
                         AMOUNT           ASSETS       AMOUNT       ASSETS
                     -----------------------------------------------------------

    a. Hedging            $ -               -%          $ -           -%
    b. Income generation    -               -             -           -
    c. Other                -               -             -           -

13. Indianapolis Insurance Life Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

                                                                      UNAUDITED
                                                               AT END OF EACH QUARTER
                                                      ----------------------------------------
                                        AT YEAR-END     1ST QUARTER  2ND QUARTER  3RD QUARTER
                                   -----------------------------------------------------------
                                                PERCENTAGE
                                                 OF TOTAL
                                                 ADMITTED
                                      AMOUNT      ASSETS     AMOUNT      AMOUNT     AMOUNT
                                   -----------------------------------------------------------

    a. Hedging                        $      -      -%       $      -   $      -  $      -
    b. Income generation                     -      -               -          -         -
    c. Replications                    244,808      -         248,823    229,968   225,912
    d. Other                                 -      -               -          -         -

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)

INVESTMENT RISKS INTERROGATORIES (CONTINUED)

14. Indianapolis Life Insurance Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

                                                                      UNAUDITED
                                                               AT END OF EACH QUARTER
                                                      ----------------------------------------
                                        AT YEAR-END     1ST QUARTER  2ND QUARTER  3RD QUARTER
                                   -----------------------------------------------------------
                                                PERCENTAGE
                                                 OF TOTAL
                                                 ADMITTED
                                      AMOUNT      ASSETS     AMOUNT      AMOUNT     AMOUNT
                                   -----------------------------------------------------------

    a. Hedging                         $ -          -%         $ -         $ -        $ -
    b. Income generation                 -          -            -           -          -
    c. Replications                      -          -            -           -          -
    d. Other                             -          -            -           -          -


15. The 10 largest investments included in the write-ins for invested assets category included on the Summary Investment Schedule are as follows:


                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
    INVESTMENT                                          AMOUNT        ASSETS
    ----------------------------------------------------------------------------

    a. ILICO Real Estate Investors, LLC.               $798,759          -%
    b.                                                        -          -
    c.                                                        -          -
    d.                                                        -          -
    e.                                                        -          -
    f.                                                        -          -
    g.                                                        -          -
    h.                                                        -          -
    i.                                                        -          -
    j.                                                        -          -

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)



SUMMARY INVESTMENT SCHEDULE

                                                                            ADMITTED ASSETS AS
                                              GROSS INVESTMENT               REPORTED IN THE
                                                  HOLDINGS*                  ANNUAL STATEMENT
                                          -----------------------------------------------------------
                                                          PERCENTAGE                      PERCENTAGE
                                                           OF TOTAL                        OF TOTAL
                                                           INVESTED                        INVESTED
  INVESTMENT CATEGORIES                     AMOUNT          ASSETS         AMOUNT           ASSETS
-----------------------------------------------------------------------------------------------------
Bonds:
  U.S. Treasury securities               $ 31,030,358        1.7%       $ 31,030,358          1.7%
  U.S. government agency and corporate
  obligations (excluding mortgage-backed
  securities):
    Issued by U.S. government agencies     13,104,220        0.7          13,104,220          0.7
    Issued by U.S. government-sponsored     6,718,837        0.4           6,718,837          0.4
      agencies
  Foreign government (including Canada,    36,932,681        2.0          36,932,681          2.0
    excluding mortgage-backed securities)
  Securities issued by states, territories,
    and possessions and their political
    subdivisions in the U.S.:
      Revenue and assessment obligations    1,500,000        0.1           1,500,000          0.1
  Mortgage-backed securities (includes
    residential and commercial MBS):
      Pass-through securities:
        Guaranteed by GNMA                 17,546,173        0.9          17,546,173          0.9
        Issued by FNMA and FHLMC           46,444,390        2.5          46,444,390          2.5
      CMOs and REMICs:
        Issued by FNMA and FHLMC            9,120,748        0.5           9,120,748          0.5
        All other privately issued        137,636,018        7.4         137,636,018          7.4
  Other debt and other fixed income
    securities (excluding short term):
      Unaffiliated domestic securities    882,375,689       47.6         882,375,689         47.6
        (includes credit tenant loans
        rated by the SVO)
      Unaffiliated foreign securities      84,679,606        4.6          84,679,606          4.6
Equity interests:
  Preferred stocks:
    Unaffiliated                           26,008,974        1.4          26,008,974          1.4
  Publicly traded equity securities
    (excluding preferred stocks):
      Unaffiliated                         17,135,739        0.9          17,135,739          0.9
  Other equity securities:
    Affiliated                             41,498,502        2.2          41,498,502          2.2
Mortgage loans:
  Commercial loans                        298,378,865       16.1         298,378,865         16.1

                       Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                   and Summary Investment Schedule (continued)



SUMMARY INVESTMENT SCHEDULE

                                                                            ADMITTED ASSETS AS
                                              GROSS INVESTMENT               REPORTED IN THE
                                                  HOLDINGS*                  ANNUAL STATEMENT
                                       --------------------------------------------------------------
                                                          PERCENTAGE                      PERCENTAGE
                                                           OF TOTAL                        OF TOTAL
                                                           INVESTED                        INVESTED
  INVESTMENT CATEGORIES                     AMOUNT          ASSETS         AMOUNT           ASSETS
-----------------------------------------------------------------------------------------------------
Real estate investments:
  Property occupied by company         $   21,624,375        1.2%     $   21,624,375          1.2%
  Property held for production
    of income                                 281,185          -             281,185            -
Policy loans                              164,154,200        8.9         164,154,200          8.9
Receivables for securities                  7,598,453        0.4           7,598,453          0.4
Cash and short-term investments             8,636,008        0.5           8,636,008          0.5
Other invested assets                         798,759          -             798,759            -
                                       --------------------------------------------------------------
Total invested assets                  $1,853,203,780      100.0%     $1,853,203,780        100.0%
                                       ==============================================================

*Gross investment holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

                       Indianapolis Life Insurance Company

                         Note to Supplemental Schedules

                                December 31, 2002

NOTE - BASIS OF PRESENTATION

The accompanying schedules and interrogatories present selected statutory-basis financial data as of December 31, 2002, and for the year then ended, for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the Annual Audited Report section of the National Association of Insurance Commissioners' Annual Statement Instructions and the Nation Association of Insurance Commissioners' Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company's 2002 Statutory Annual Statement as filed with the Indiana Department of Insurance.

Certain items required by paragraph 9 of the Annual Audited Financial Reports in the General section of the National Association of Insurance Commissioners' Annual Statement Instructions have been omitted from the schedule presented herein as amounts are zero or items are not applicable.

FINANCIAL STATEMENTS -- STATUTORY BASIS AND
OTHER FINANCIAL INFORMATION

Indianapolis Life Insurance Company
Years Ended December 31, 2001 and 2000

                       Indianapolis Life Insurance Company

                     Financial Statements - Statutory Basis
                         and Other Financial Information

                     Years Ended December 31, 2001 and 2000

                                    CONTENTS

Report of Independent Auditors................................................ 1

Audited Financial Statements - Statutory Basis


Balance Sheets - Statutory Basis.............................................. 3
Statements of Operations - Statutory Basis.................................... 5
Statements of Changes in Capital and Surplus - Statutory Basis ............... 6
Statements of Cash Flows - Statutory Basis.................................... 7
Notes to Financial Statements - Statutory Basis............................... 8

Other Financial Information

Report of Independent Auditors on Other Financial Information................ 38
Supplemental Schedule of Selected Statutory-Basis Financial Data ............ 39
Supplemental Schedule of Investment Risks Interrogatories and
  Summary Investment Schedule................................................ 42
Note to Supplemental Schedules............................................... 51

                         Report of Independent Auditors

The Board of Directors and Stockholder
Indianapolis Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Indianapolis Life Insurance Company as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the Unites States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Indianapolis Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Indianapolis Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As discussed in Note 2 to the financial statements, in 2001 Indianapolis Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by Indiana Insurance Department.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
January 31, 2002

                      Indianapolis Life Insurance Company

                        Balance Sheets - Statutory Basis

                                                          DECEMBER 31
                                                    2001               2000
                                              ----------------------------------
ADMITTED ASSETS
Cash and invested assets:
 Bonds                                          $1,186,421,369    $1,168,825,870
 Preferred stocks                                   25,433,037             7,500
 Common stocks                                      76,367,905        56,455,429
 Mortgage loans                                    332,882,020       349,141,922
 Real estate
  Properties occupied by the Company                21,599,388        15,733,117
  Properties held for the production of income         282,477           660,576
  Properties held for sale                             807,500                 -
Policy loans                                       173,592,246       172,270,255
Cash and short-term investments                     17,415,992        21,346,779
Other invested assets                               13,066,619         9,616,378
                                              ----------------------------------
Total cash and invested assets                   1,847,868,553     1,794,057,826


Accrued investment income                           25,948,573        26,357,720
Premiums due and deferred, less loading (2001 -
  $4,473,169; 2000 - $5,680,694)                    31,750,018        32,628,792
Receivables and other assets                        66,089,614         7,520,956
Amounts due from affiliates                          2,151,426           888,097
Federal income taxes recoverable (including
    deferred tax assets of $17,972,911 in 2001)      6,762,848         1,501,291

                                              ----------------------------------
Total admitted assets                           $1,980,571,032    $1,862,954,682
                                              ==================================

                                                        DECEMBER 31
                                                    2001               2000
                                              ----------------------------------

LIABILITIES AND CAPITAL AND SURPLUS
Policy reserves and fund deposits for future
benefits:
  Traditional life                             $1,117,766,642     $1,092,911,954
  Universal life                                  295,728,913        246,396,861
  Annuities                                       199,444,777        206,320,156
  Other                                            42,991,449         44,360,253
                                              ----------------------------------
                                                1,655,931,781      1,589,989,224
Policy and contract liabilities:
Policy dividends left on deposit at interest       31,449,408         31,297,105
Policy dividends payable in following year         34,216,852         34,637,163
Other policy and contract liabilities              28,497,944         40,317,815
                                              ----------------------------------
                                                   94,164,204        106,252,083

General liabilities and other reserves:
  Accrued commissions and general expenses          5,440,710          5,932,436
  Interest maintenance reserve                     10,507,726         14,729,300
  Asset valuation reserve                          17,910,311         12,932,495
  Amounts due to affiliates                         2,074,063            392,286
  Other liabilities and reserves                   40,453,978         41,123,392
                                              ----------------------------------
                                                   76,386,788         75,109,909
                                              ----------------------------------
Total liabilities                               1,826,482,773      1,771,351,216

Capital and surplus:
 Common stock, $1 par value - authorized
  20,000,000 shares, issued and outstanding
  9,300,000 shares                                 9,300,000                   -
 Paid-in surplus                                  74,420,786                   -
 Surplus notes                                    25,000,000          25,000,000
 Unassigned surplus                               45,367,473          66,603,466
                                              ----------------------------------
Total capital and surplus                        154,088,259          91,603,466
                                              ----------------------------------
Total liabilities and capital and surplus     $1,980,571,032      $1,862,954,682
                                              ==================================

See accompanying notes.

                      Indianapolis Life Insurance Company

                   Statements of Operations - Statutory Basis

                                                     YEAR ENDED DECEMBER 31
                                                      2001             2000
                                              ----------------------------------
Premiums and other revenues:
 Life and annuity premiums                      $260,214,150       $237,877,673
 Supplementary contracts, dividends
   accumulations, accident and health,
   and other                                       7,505,454         11,818,168
 Net investment income                           124,672,952        119,217,801
 Amortization of interest maintenance reserve      3,103,994          3,090,444
                                              ---------------------------------
Total premiums and other revenues                395,496,550        372,004,086

Benefits and expenses:
 Benefits paid or provided for:
   Surrender benefits                             88,659,371         77,606,385
   Death, annuities and matured endowments        66,709,225         69,688,409
   Supplementary contracts, dividend
    accumulations, accident and health, and
    other benefits                              (148,410,342)        12,471,847
 Increase in policy reserves                     232,412,949         66,502,746
                                              ---------------------------------
                                                 239,371,203        226,269,387

 Commissions                                      53,741,881         49,031,288
 General expenses                                 56,360,641         53,026,953
 Insurance taxes, licenses, and fees               6,127,504          4,962,776
                                              ---------------------------------
Total benefits and expenses                      355,601,229        333,290,404
                                              ---------------------------------
Gain from operations before dividends to
 policyholders, federal income taxes, and
 net realized capital losses                      39,895,321         38,713,682

Dividends to policyholders                        29,288,241         29,959,276
                                              ---------------------------------
Gain from operations before federal income
 taxes and net realized capital losses            10,607,080          8,754,406

Federal income taxes                              13,277,839          7,304,156
                                              ---------------------------------
Gain (loss) from operations before net
 realized capital losses                          (2,670,759)         1,450,250

Net realized capital losses                         (258,841)          (228,913)
Net income (loss)                               $ (2,929,600)       $ 1,221,337

See accompanying notes.

                      Indianapolis Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis

                               COMMON      PAID-IN     SURPLUS     UNASSIGNED      TOTAL CAPITAL
                                STOCK      SURPLUS      NOTES        SURPLUS        AND SURPLUS
                           ----------------------------------------------------------------------

Balance at January 1, 2000     $   -     $       -   $25,000,000  $77,608,552       $102,608,552
 Net income for 2000               -             -             -    1,221,337          1,221,337
 Change in net unrealized
   capital losses                  -             -             -   (8,676,561)        (8,676,561)
 Increase in nonadmitted
   assets                          -             -             -   (1,378,328)        (1,378,328)
 Increase in asset valuation
   reserve                         -             -             -   (1,609,278)        (1,609,278)
 Prior period adjustments
   and reserve changes             -             -             -     (562,256)          (562,256)
                           ----------------------------------------------------------------------
Balance at December 31, 2000       -             -    25,000,000   66,603,466         91,603,466
 Cumulative effect of
   changes in accounting
   principles                      -             -             -   20,951,245         20,951,245
 Net loss for 2001                 -             -             -   (2,929,600)        (2,929,600)
 Change in net deferred
   income tax                      -             -             -    3,661,968          3,661,968
 Change in net unrealized
   capital losses                  -             -             -  (25,369,104)       (25,369,104)
 Change in nonadmitted
   assets                          -             -             -    1,727,288          1,727,288
  Change in asset valuation
   reserve                         -             -             -   (4,977,816)        (4,977,816)
 Prior period adjustments          -             -             -           26                 26
 Surplus contribution              -    69,420,786             -            -         69,420,786
 Surplus transferred to
   capital                 9,300,000             -             -   (9,300,000)                 -
 Surplus transferred at
   request of regulators           -     5,000,000             -   (5,000,000)                 -
                           ----------------------------------------------------------------------
Balance at
 December 31, 2001        $9,300,000   $74,420,786   $25,000,000  $45,367,473       $154,088,259
                         ========================================================================

See accompanying notes.

                      Indianapolis Life Insurance Company

                   Statements of Cash Flows - Statutory Basis

                                                    YEAR ENDED DECEMBER 31
                                                      2001             2000
                                              ----------------------------------
CASH FROM OPERATIONS
Premiums, policy proceeds, and other
 considerations received, net of reinsurance
 paid                                            $263,207,765   $241,346,969
Net investment income received                    124,664,446    118,567,060
Commission and expense allowances received
 on reinsurance ceded                               4,982,218      8,146,179
Benefits paid                                    (158,220,684)  (161,062,593)
Insurance expenses paid                          (109,566,312)  (101,369,298)
Dividends paid to policyholders                   (29,702,241)   (29,949,276)
Federal income tax benefit                         (4,289,227)    (5,034,358)
Other expenses paid less other revenues received   (4,432,506)    (2,125,749)
                                              ----------------------------------
Net cash provided by operations                    86,643,459     68,518,934

CASH FROM INVESTMENTS
Proceeds from sales, maturities, or repayments
 of investments:
 Bonds                                            495,070,998     82,573,219
 Stocks                                            11,731,152        873,305
 Mortgage loans                                    28,905,639     15,204,161
 Other invested assets                               (481,868)       603,914
                                               ---------------------------------
Total investment proceeds                         535,225,921     99,254,599
Taxes paid on capital gains                           (16,986)    (1,190,206)
                                              ----------------------------------
Net proceeds from sales, maturities, or
 repayments of investments                        535,208,935     98,064,393

Cost of investments acquired:
 Bonds                                           (496,054,097)  (130,661,079)
 Stocks                                           (28,882,770)    (4,577,578)
 Mortgage loans                                   (17,224,401)    (8,950,766)
 Other                                             (6,540,319)    (3,958,935)
                                              ----------------------------------
Total costs of investments acquired              (548,701,587)  (148,148,358)
                                              ----------------------------------
Net increase in policy loans                       (1,425,500)    (5,768,590)
                                              ----------------------------------
Net cash used in investment activities            (14,918,152)   (55,852,555)
                                              ----------------------------------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Other cash provided:
 Capital and surplus paid-in                         9,300,000             -
 Deposits of deposit-type contracts                  3,501,375             -
 Other sources                                       7,685,773     5,036,636
                                              ----------------------------------
Total other cash provided                           20,487,148     5,036,636
                                              ----------------------------------
Other cash applied:
 Interest on surplus notes                         (2,165,000)    (2,165,000)
 Withdrawals on deposit-type contracts            (25,699,204)             -
 Other applications, net                          (68,279,038)    (8,460,042)
                                              ----------------------------------
Total other cash applied                          (96,143,242)   (10,625,042)
                                              ----------------------------------
Net cash used in financing and miscellaneous
 activities                                       (75,656,094)    (5,588,406)
                                              ----------------------------------
Net increase (decrease) in cash and
 short-term investments                            (3,930,787)     7,077,973
Cash and short-term investments:
 Beginning of year                                 21,346,779     14,268,806
                                              ----------------------------------
 End of year                                     $ 17,415,992   $ 21,346,779
                                              ==================================

See accompanying notes.

                      Indianapolis Life Insurance Company

                Notes to Financial Statements - Statutory Basis

                               December 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Indianapolis Life Insurance Company (the Company), a wholly owned subsidiary of AmerUs Group Co., operates in the life insurance industry. The Company is licensed to do business in forty-six states and the District of Columbia. The Company's business consists primarily of providing individual life and annuity insurance. The Company owns 100% of The Indianapolis Life Group of Companies, Inc. (IL Group), a holding company that owns several life insurance companies and an insurance broker/dealer.

On February 18, 2000, the Company entered into a definitive agreement with AmerUs Group Co. ("AmerUs"). Under the agreement, AmerUs initially acquired a 45% ownership interest in IL Group for $100 million.

On May 18, 2001, the Company completed a sponsored demutualization and merged with AmerUs to become a wholly-owned subsidiary of AmerUs. Upon demutualization, the eligible members of the Company received shares of AmerUs common stock, cash and policy credits with an aggregate value equal to the value of 9,300,000 million shares of AmerUs stock, or approximately $325,000,000. In exchange, the Company issued 9,300,000 shares of $1 par common stock to AmerUs.

As a part of this transaction, the Company received AmerUs' 45% ownership in IL Group valued at $45,450,690 that was previously owned by AmerUs, net assets of CLA Assurance Company (CLA) of $5,664,866, a wholly-owned subsidiary of AmerUs, and cash of $9,305,230. These amounts total $69,420,786 which is reported as a surplus contribution in the December 31, 2001 statements of changes in capital and surplus - statutory basis. Also in accordance with this transaction, the Company transferred $5,000,000 from unassigned surplus to additional paid-in capital at the request of state regulators.

The amount of cash received in this transaction reimbursed the Company for cash and policy credits that were paid directly by the Company to eligible members of the Company pursuant to the demutualization. These policy credits were recorded by the Company as a benefit and policy and contract liabilities. The net assets of CLA were merged into the Company with the Company being the surviving entity. CLA had no insurance business in force at the time of the merger.

                      Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Preparation of the financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance. Such practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

   Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

                    Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholders' equity rather than to income as required for fair value hedges.

   Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of these properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required by GAAP.

                  Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

   Nonadmitted Assets: Certain assets designated as "nonadmitted," principally past-due agents' balances, furniture and equipment, unsecured loans or cash advances to officers or agents, company's stock as collateral for loans, non-bankable checks, and trade names and other intangible assets, and other assets not specifically identified as an admitted asset within the Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Prior to January 1, 2001, nonadmitted assets included certain assets designated as nonadmitted. Under GAAP, such assets are included in the balance sheet.

                  Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Prior to January 1, 2001 all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as is required under GAAP.

   Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required by GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as would be required by GAAP.

   Employee Benefits: For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included.

   Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining

                      Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

   Policyowner Dividends: Policyowner dividends are recognized when declared rather than over the term of the related policies.

   Surplus Notes: Surplus notes are reported as surplus rather than as liabilities.

   Statements of Cash Flows: Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of less than three months.

                      Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Variances from Generally Accepted Accounting Principles: A reconciliation of net income and capital and surplus of the Company as of and for the year ended December 31, 2000, as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

                                                                    CAPITAL AND
                                                      NET INCOME      SURPLUS
                                                   -------------- --------------

   As reported on a statutory-basis                  $1,221,337    $ 91,603,466
    Deferred acquisition costs                       21,903,638     211,783,729
    Change in benefit reserves                      (11,265,070)    (51,755,437)
    Change in deferred premiums                       2,055,167     (32,618,286)
    Realized gains transferred to the IMR              (285,229)     17,819,744
    Amortization of IMR                              (3,090,444)     (3,090,444)
    Unrealized gains on investments                          -       13,107,721
    Statutory goodwill adjustment                            -        3,959,859
    Asset valuation reserve                                  -       12,932,495
    Valuation allowance for invested assets          (2,290,423)     (6,754,347)
    Change in liabilities for policyholder dividends    958,344      18,434,881
    Change in liability for employee benefits        (3,164,614)     (5,465,317)
    Change in non-admitted assets                      (776,288)     75,910,819
    Surplus notes and accrued interest                       -      (25,541,240)
    Reinsurance adjustment                                   -        5,933,777
    Deferred federal income taxes                       (53,178)     (6,880,871)
    Investment in subsidiaries                        9,742,917               -
    Minority interest income                         (4,283,256)              -
    Prior period adjustments and reserve changes       (562,256)              -
    Other                                                38,080        (903,633)
                                                    -----------    ------------
   Total GAAP adjustments                             8,927,388     226,873,450
                                                    -----------    ------------
   GAAP basis                                       $10,148,725    $318,476,916
                                                    ===========    ============

Variances between net loss and capital and surplus as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP as of and for the year ended December 31, 2001 are not reasonably determinable as the Company did not cutoff statutory-basis financial information at the date the Company was purchased by AmerUs. The amounts of these variances are presumed to be material.

                      Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other significant accounting policies are as follows:

INVESTMENTS

Bonds, short-term investments, preferred stocks, common stocks, mortgage loans, policy loans, real estate, derivatives and other invested assets are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are principally stated at amortized cost using the interest method.

   Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the scientific method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

   Redeemable preferred stocks, which have characteristics of debt securities and are rated as high quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or market value. Nonredeemable preferred stocks are reported at market value or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (SVO) and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains (losses) were reported in unassigned surplus without any adjustment for federal income taxes.

   Common stocks are reported at market value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains (losses) were reported in unassigned surplus without any adjustment for federal income taxes.

                       Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Common stocks of insurance subsidiaries are reported at their underlying statutory equity plus the admitted portion of goodwill or the carrying value, whichever is lower. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses. Goodwill, which represents the difference between the cost of acquiring the entity and the Company's share of the book value of the entity, is amortized on a straight-line basis over ten years.

   Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries equity is included in the net change between cost and admitted asset investment amounts.

   There are no restrictions on common or preferred stock.

   The Company's derivative securities that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged at amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes; prior to January 1, 2001, the related net unrealized capital gains (losses) were reported in unassigned surplus without any adjustment for federal income taxes. The Company's derivative securities that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting, are accounted for at fair value and the related changes in fair value are recognized in current operations. The fair values for the Company's derivative securities are based on settlement values, quoted market prices of comparable instruments, fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standing (guarantees, loan commitments), or, if there are no relevant comparables, on pricing models or formulas using current assumptions (interest rate swaps).

   Mortgage loans are reported at unpaid principal balances or approximate realizable value, less allowance for impairments. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is possible, the impairment is other than temporary; the mortgage loan is written down and a realized loss is recognized. Policy loans are reported at unpaid principal balances less any uncollectible amounts.

                      Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Land is reported at cost. Real estate occupied by the Company and real estate held for the production of income is reported at lower of cost or market, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Prior to January 1, 2001, real estate, other than that occupied by the Company was reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the property.

   Short-term investments include investments with maturities of one year or less at the time of acquisition and are principally stated at amortized cost. Cash consists of highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

   Other invested assets represent receivable amounts for securities not yet settled and various investments in various joint ventures that are recorded at equity in underlying net assets.

   Realized capital gains and losses are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

FURNITURE AND EQUIPMENT

The admitted value of the Company's electronic data processing equipment and operating software is limited to three percent of capital and surplus. The admitted portion of all furniture and equipment is reported at cost, less accumulated depreciation of $2,037,950 and $1,740,441 at December 31, 2001 and 2000, respectively. Categories of furniture and equipment are depreciated using the straight line method over the following lives: Electronic data processing equipment and operating software - useful life or three years; nonoperating software - useful life or five years; and other furniture and equipment - estimated useful lives which vary. Prior to January 1, 2001, electronic data processing equipment, operating and nonoperating software, furniture and equipment was depreciated on a straight line basis over five years. Depreciation expense charged to operations in 2001 and 2000 was $5,736,954 and $4,568,754, respectively.

                      Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PREMIUMS

Life and accident and health premiums are recognized as revenue when due. Subsequent to January 1, 2001 premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Prior to January 1, 2001 life, annuity, accident and health premiums are recognized as revenue when due.

DIVIDENDS TO POLICYHOLDERS

The dividend scales used for determination of dividends payable to policyowners are approved by the Board of Directors. The liability for policy dividends payable in the following year is estimated based on approved dividend scales and historical experience and is charged to current operations. Approximately 33% of the life insurance inforce at December 31, 2001 represents participating policies.

BENEFITS

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Indiana Department of Insurance. The Company waives deduction of deferred fractional premiums upon death of insureds and returns any portion of the final premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year on decreasing term policies and a reserve of one extra premium on policies issued with a flat extra premium for occupation or aviation. Mean reserves are based on appropriate multiples of standard rates of mortality. All other policies issued substandard are valued on the multiple table reserve basis.

                       Indianapolis Life Insurance Company

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

As of December 31, 2001, the Company had $57,279,266 of insurance inforce amounts for which gross premiums are less than the net premiums according to the substandard valuation required by the Indiana Insurance Department. Reserves on this business totaled $402,031 at December 31, 2001.]

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as permitted by the NAIC. Tabular interest on funds not involving life contingencies are calculated from basis data and the supplementary contract tabular interest is determined by formula.

The liabilities related to guaranteed investment contracts and policyowner funds left on deposit with the Company are generally equal to fund balances less applicable surrender charges.

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

GUARANTY-FUND ASSESSMENTS

A liability for guaranty fund assessments is accrued after an insolvency has occurred, net of premium tax offsets, if any.

PRIOR PERIOD ADJUSTMENTS AND RESERVE CHANGES

During 2000, the Company recorded the correction of 1998 and 1999 errors related to commissions and expense allowances on business ceded to Western Security Life Insurance Company, an indirect majority owned subsidiary, as a direct charge to surplus.

RECLASSIFICATIONS

Certain 2000 amounts in the Company's statutory-basis financial statements have been reclassified to conform to the 2001 financial statement presentation.

                       Indianapolis Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES AND ACCOUNTING CHANGES

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Indiana Department of Insurance.

The Indiana Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Indiana for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Indiana Insurance Law. The National Association of Insurance Commissioners' Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Indiana effective January 1, 2001. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices; however, the state has not adopted any prescribed accounting practices that differ from NAIC SAP at this time.

In 1999, the Company received written approval from the Indiana Department of Insurance to record a deferred tax asset for certain litigation settlement costs that will be recognized for tax purposes as paid. Federal income taxes recoverable at both December 31, 2000 and 1999 included $2,555,000 in deferred tax assets.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $20,951,245 as of January 1, 2001. Included in this total adjustment is an increase in capital and surplus of $14,310,943 related to deferred tax assets and an increase in capital and surplus of $6,424,604 related to the release of IMR prepayments and calls. An increase in capital and surplus related to guaranty assessment offset by a decrease related to write-off of surplus note expenses are also included in this adjustment.

                      Indianapolis Life Insurance Company

3. INVESTMENTS

The amortized cost and the fair value of investments in bonds and preferred stocks are summarized as follows:

                                                  GROSS         GROSS
                                   AMORTIZED    UNREALIZED    UNREALIZED         FAIR
                                     COST         GAINS         LOSSES           VALUE
                               -----------------------------------------------------------
DECEMBER 31, 2001
Bonds:
United States Government and
  agencies                    $   12,157,445   $   551,019   $     7,354  $    12,701,110
Corporate securities             881,926,206    26,188,473    12,845,386      895,269,293
Asset-backed securities           35,265,214       488,155       530,780       35,222,589
Mortgage-backed securities       257,072,504     7,745,231     1,028,720      263,789,015
                              ------------------------------------------------------------
                               1,186,421,369    34,972,878    14,412,240    1,206,982,007
Preferred stocks                  25,433,037             -       316,741       25,116,296
                              ------------------------------------------------------------
                              $1,211,854,406   $34,972,878   $14,728,981  $ 1,232,098,303
                              ============================================================

DECEMBER 31, 2000
Bonds:
United States Government and
   agencies                   $   26,729,771   $   630,894   $         -   $   27,360,665
Corporate securities             904,997,072    20,787,873    20,026,878      905,758,067
Asset-backed securities           18,367,851       155,569        78,000       18,445,420
Mortgage-backed securities       218,731,176     7,030,371       243,314      225,518,233
                              ------------------------------------------------------------
                               1,168,825,870    28,604,707    20,348,192    1,177,082,385
Preferred stocks                       7,500             -           506            6,994
                              ------------------------------------------------------------
                              $1,168,833,370   $28,604,707   $20,348,698   $1,177,089,379
                              ============================================================

                       Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

A summary of the amortized cost and fair value of the Company's investments in bonds and preferred stocks at December 31, 2001 by contractual maturity is as follows:

                                            AMORTIZED COST       FAIR VALUE
                                           -------------------------------------

Due in one year or less                       $ 38,081,082     $   38,725,890
Due after one year through five years          344,693,581        351,121,056
Due after five years through ten years         287,175,084        292,750,791
Due after ten years through twenty years       129,885,696        129,343,956
Due after twenty years                         129,513,422        131,251,299
                                           -------------------------------------
                                               929,348,865        943,192,992

Mortgage-backed securities                     257,072,504        263,789,015
Preferred Stocks                                25,433,037         25,116,296
                                           -------------------------------------
Total                                       $1,211,854,406     $1,232,098,303
                                           =====================================


The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from the sales of bonds during 2001 and 2000 were $249,085,212 and $15,955,649, respectively. Gross gains of $9,431,214 and $831,573, and gross losses of $2,079,682 and $1,271,621 were realized during 2001 and 2000, respectively on those sales.

At December 31, 2001 and 2000, bonds with a statement value of $5,539,499 and $1,979,923, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 2001, the Company held unrated or less-than investment grade corporate long-term bonds of $55,155,796, with an aggregate fair value of $52,225,389. Those holdings amounted to 4.6% of the Company's investments in bonds and less than 2.8% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

                      Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

Unrealized gains and losses on investments in unaffiliated and affiliated common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses, cost, and fair value determined in accordance with policies and procedures established by the NAIC of these investments are summarized as follows:

                                            GROSS         GROSS         NAIC
                                  COST    UNREALIZED    UNREALIZED      FAIR
                                 VALUE      GAINS         LOSSES        VALUE
                           --------------------------------------------------------
2001
--------------------------
 Unaffiliated common        $  3,207,350  $  245,908   $    65,500     $ 3,387,758
 Affiliated common           153,226,213           -    80,246,066      72,980,147
                           --------------------------------------------------------
                            $156,433,563  $  245,908   $80,311,566     $76,367,905
                           ========================================================

2000
--------------------------
 Unaffiliated common        $ 10,618,431  $1,337,865   $     3,619     $11,952,677
 Affiliated common            98,775,523           -    54,272,771      44,502,752
                           --------------------------------------------------------
                            $110,063,496  $  672,204   $54,273,278     $56,455,429
                           ========================================================

The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2001, 13% of such mortgages ($43,500,000) involved properties located in Florida. Such investments consist of first mortgage liens on completed incomeproducing properties; the aggregate mortgages outstanding to any one borrower does not exceed $5,600,000.

During 2001, the respective maximum and minimum lending rates for mortgage loans were 8.3% and 7.2%. At the issuance of a loan, the percentage of any one loan to value of security does not exceed 78%. At December 31, 2001 and 2000, the Company held mortgages aggregating $2,828,331 and $3,552,348, respectively, with interest overdue beyond 180 days (excluding accrued interest). Total interest due on those mortgages was $81,984 and $249,125 at December 31, 2001 and 2000, respectively. At December 31, 2001 impaired loans without an allowance for credit losses are $2,828,331. The Company recognized interest income on a cash basis of $146,827 during the period the loans were impaired for the year ended December 31, 2001. At December 31, 2000 there were no impaired loans without an allowance for credit losses.

During 2001, the Company reduced interest rates on outstanding mortgage loans by 3.8% on one loan with a carrying value of $1,112,575.

                       Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

The total recorded investment in restructured loans, at December 31, 2001 and 2000 is $1,112,575 and $2,535,223, respectively. The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

Major categories of investment income are summarized as follows:

                                                    YEAR ENDED DECEMBER 31
                                                      2001          2000
                                                -----------------------------

Income:
   Bonds                                         $ 88,842,604  $ 84,211,504
   Preferred stocks                                       305           370
   Common stocks                                      770,109        29,494
   Mortgage loans                                  28,922,010    29,524,307
   Real estate                                      2,180,570     1,902,620
   Derivative investments                              87,429             -
   Policy loans                                    14,242,930    11,503,362
   Cash and short-term investments                  1,310,949     1,600,873
   Other invested assets                             (918,000)   (1,149,000)
   Aggregate write-ins for investment income          506,486       459,051
                                                 ----------------------------
Gross investment income                           135,945,392   128,082,581
Investment expenses                                11,272,440     8,864,780
                                                 ----------------------------
Net investment income                            $124,672,952  $119,217,801
                                                 ============================

Nonadmitted accrued investment income at December 31, 2001 amounted to $183,647 and consists principally of interest over 180 days past due on mortgage loans in default and other investment income that is over 90 days past due. Nonadmitted accrued investment income at December 31, 2000 amounted to $490,488 and consisted of interest on mortgage loans in foreclosure or delinquent more than 90 days or where collection was uncertain and interest on real estate in arrears for more than three months.

                      Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

Realized gains on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                  YEAR ENDED DECEMBER 31
                                                   2001             2000
                                               ----------------------------

Realized gains (losses) on investments          $8,787,911     $(419,269)
Less amount transferred to (from) IMR (net of
  related taxes (benefit) of $4,626,759 in
  2001 and $(67,082) in 2000)                    5,307,024      (285,229)
Less federal income taxes                        3,739,728        94,873
                                               ---------------------------
Net realized losses on investments              $ (258,841)    $(228,913)
                                               ===========================

The Company utilizes credit default swaps as part of its effort to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels. These instruments involve elements of credit and market risk in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in these types of financial instruments.

The Company uses credit default swaps to synthetically create the characteristics of a bond. Coupling a bond with a credit default swap creates a synthetic instrument that is cheaper than its cost in the cash market or one which has better default characteristics. These agreements provide the Company with a periodic premium to compensate it for accepting risk and are used to enhance investment income and improve the default characteristics of the portfolio. The notional amount of such agreements is equal to the amount of credit risk being accepted. Should the issuer of the security underlying the derivative default, the Company would be required to pay the notional amount and receive the bonds. There are no cash requirements at the initiation of the credit default swap contract. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter party at each due date.

                      Indianapolis Life Insurance Company

3. INVESTMENTS (CONTINUED)

The Company is exposed to credit loss in the event of nonperformance by counterparties on credit default swap agreements. The Company does not anticipate nonperformance by any of these counter parties. Purchasing such agreements from financial institutions with long-lasting, superior performance records minimizes the credit risk associated with such agreements. The amount of such exposure is represented by the fair value of contracts with a positive fair value at the reporting date. Collateral support documents are negotiated to further reduce this exposure where deemed necessary.

At December 31, 2001 and 2000, the Company's outstanding on and off-balance sheet risks, shown in notional or contract amounts and fair value, are summarized as follows:


                               CONTRACT OR
                             NOTIONAL AMOUNT           FAIR VALUE
                           ---------------------------------------------
                             2001       2000         2001       2000
                           ---------------------------------------------
   Credit default swaps    $30,000,000   $ -      $(59,809)     $ -

The Company's potential exposure for all collar, swap and forward agreements open at December 31, 2001 is $217,732.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

   Investment Securities: Fair values for fixed maturity securities (including redeemable preferred stock) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. The fair values for equity securities are based on quoted market prices, where available; for equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

                      Indianapolis Life Insurance Company

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

   Mortgage Loans and Policy Loans: The fair value of mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts reported in the accompanying balance sheets for policy loans approximates fair value.

   Cash and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

   Derivatives: The fair values for the Company's derivative securities are based on settlement values, quoted market prices of comparable instruments, fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standing (guarantees, loan commitments), or, if there are no relevant comparables, on pricing models or formulas using current assumptions.

   Investment Contracts: The fair values for the Company's deferred annuities are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Surplus Notes: The fair value of surplus notes is estimated using discounted cash flow calculations, based on interest rates currently applicable for comparable instruments taking into account the remaining term of the notes and the Company's credit standing.

                      Indianapolis Life Insurance Company

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying value and fair values of the Company's financial instruments at December 31 are as follows:

                                         2001                            2000
                           -------------------------------- ---------------------------------
                                CARRYING                        CARRYING
                                AMOUNT         FAIR VALUE       AMOUNT         FAIR VALUE
                           -------------------------------- ---------------------------------
  ASSETS
  Bonds                     $1,186,421,369  $1,206,982,007   $1,168,825,870  $1,177,082,385
  Stocks                       101,800,942     101,484,201       56,462,929      56,462,929
  Mortgage loans               332,882,020     344,065,215      349,141,922     360,822,279
  Policy loans                 173,592,246     173,592,246      172,270,255     172,270,255
  Cash and short-term
    investments                 17,415,992      17,415,992       21,346,779      21,346,779
  Derivatives                            -         (59,809)               -               -

  LIABILITIES
  Deferred annuities           159,151,457     159,392,722      165,415,389     168,009,875
  Surplus notes                 25,000,000      26,853,750       25,000,000      27,027,500

The fair values of the Company's liabilities for insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

5. ANNUITY RESERVES

At December 31, 2001, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                       AMOUNT       PERCENT
                                                --------------------------------

 Subject to discretionary withdrawal:
 At book value less current surrender charge
  of 5% or more                                   $103,575,076        44.3%
 At book value without adjustment                   99,407,216        42.5
 Not subject to discretionary withdrawal            30,983,134        13.2
                                                --------------------------------
Total annuity reserves and deposit fund
  liabilities                                     $233,965,426       100.0%
                                                ================================

                       Indianapolis Life Insurance Company

5. ANNUITY RESERVES (CONTINUED)

A reconciliation of total annuity reserves and deposit fund liabilities at December 31, 2001 is as follows:

 Life and Accident & Health Annual Statement
  Annuity reserves                                                 $170,581,248
  Supplementary contracts with life contingencies                     9,184,745
  Deposit-type contracts                                             54,199,433
                                                                  --------------
  Total annuity reserves and deposit fund liabilities              $233,965,426
                                                                  ==============

6. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2001, were as follows:

                                                                      NET OF
                                                       GROSS         LOADING
                                                  ------------------------------

Ordinary new business                              $ 1,029,027    $   491,072
Ordinary renewal                                    35,189,715     31,254,501
Group Life                                               4,445          4,445
                                                  ------------------------------
Total                                              $36,223,187    $31,750,018
                                                  ==============================

                      Indianapolis Life Insurance Company

7. DIRECT PREMIUMS WRITTEN/PRODUCED BY MANAGING GENERAL AGENT/THIRD PARTY ADMINISTRATOR

The Company utilizes managing general agents and third party administrators in its operation. Information regarding these entities are as follows:

   NAME OF
  MANAGING                                                               TOTAL DIRECT
GENERAL AGENT OR                              TYPES OF      TYPES OF      PREMIUMS
  THIRD PARTY         FEIN      EXCLUSIVE     BUSINESS     AUTHORITY       WRITTEN/
 ADMINISTRATOR       NUMBER     CONTRACT       WRITTEN      GRANTED       PRODUCED
---------------------------------------------------------------------------------------

 Bankers Life
 Insurance
 Company of New                              Universal    S, I, CP and
 York              13-1970218   Yes          life         PC            $24,833,538

 Baltimore Life
 Insurance                                   Group        S, I, CP and
 Company           52-0236900   No           term life    PC            $735,439

 S - Selection; I - Issue; CP - Claim payment; and PC - Premium collection

8. REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company has entered into reinsurance cession agreements with other insurance companies to limit the net loss arising from large risks and maintain its exposure to loss within its capital resources. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. Management believes its reinsurers will meet their obligations under existing contracts.

                       Indianapolis Life Insurance Company

8. REINSURANCE (CONTINUED)

The accompanying financial statements include the following amounts relating to reinsurance agreements as of December 31 and for the year then ended:

                                                       2001           2000
                                               ---------------------------------

 Assumed:
  Premiums
   Affiliates                                   $     23,307    $     13,289
   Non-affiliates                                 37,030,970      38,842,779
  Benefits and expenses                            3,794,940       1,013,576
  Policy reserves and claim liabilities          165,996,524     142,531,628

 Ceded:
  Premiums
   Affiliates                                      3,617,405       3,982,371
   Non-affiliates                                 35,899,343      42,006,495
  Benefits and expenses
   Affiliates                                      1,524,939         562,099
   Non-affiliates                                 21,508,385      19,196,497
  Policy reserves and claim liabilities
   Affiliates                                     11,206,298      11,171,218
   Non-affiliates                                 92,066,470      82,468,925

The net amount of reduction in surplus at December 31, 2001 if all reinsurance agreements were cancelled is $1,304,985.

9. FEDERAL INCOME TAXES

The Company files a stand-alone federal income tax return.

                      Indianapolis Life Insurance Company

9. FEDERAL INCOME TAXES (CONTINUED)

The actual federal income tax expense for the year ended December 31, 2001 differs from the "expected" tax expense computed at the statutory rate of 35% as follows:

                                                      AMOUNT        PERCENT
                                                   --------------------------

 Computed "expected" tax                            $ 3,712,478      35.0%
 Tax basis reserves in excess of statutory reserves   4,301,610      40.6
 Non-deductible demutualization/integration costs     3,115,727      29.4
 Policy acquisition costs capitalized                 2,510,768      23.7
 Interest maintenance reserves                       (1,086,398)    (10.2)
 Other                                                  723,654       6.7
                                                   --------------------------
 Federal income taxes                               $13,277,839     125.2%
                                                   ==========================

The main components of deferred income tax amounts, as well as the net change for the year ended December 31, 2001, are as follows:

                                            DECEMBER 31,       JANUARY 1,          NET
                                                2001              2001            CHANGE
                                           --------------------------------------------------

 Deferred income tax assets:
  Reserves                                  $40,835,448        $34,473,842      $ 6,361,606
  Deferred acquisition costs tax basis       21,421,747         18,630,374        2,791,373
  Policyholder dividends                      7,742,000          6,483,400        1,258,600
  Non-admitted assets                         5,217,757            299,053        4,918,704
  Deferred compensation                       3,725,959                  -        3,725,959
  Other                                       6,481,864          3,241,542        3,240,322
                                          ---------------------------------------------------
 Total deferred income tax assets            85,424,775         63,128,211       22,296,564

 Non-admitted deferred income tax assets    (50,712,045)       (35,237,382)     (15,474,663)
                                          ---------------------------------------------------
 Admitted deferred income tax assets         34,712,730         27,890,829        6,821,901
 Deferred income tax liabilities:
  Due and deferred premium                  (11,115,342)       (11,385,079)         269,737
  Bonds                                      (2,694,946)        (1,338,489)      (1,356,457)
  Real estate                                (2,064,337)           (49,961)      (2,014,376)
  Other                                        (865,194)          (806,357)         (58,837)
                                          ---------------------------------------------------
 Total deferred income tax liabilities      (16,739,819)       (13,579,886)      (3,159,933)
                                          ---------------------------------------------------
 Net deferred income tax asset              $17,972,911        $14,310,943      $ 3,661,968
                                          ===================================================

                      Indianapolis Life Insurance Company

9. FEDERAL INCOME TAXES (CONTINUED)

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $17,012,188 and $8,941,907 from 2001 and 2000, respectively.

10. BENEFIT PLANS

The Company has a noncontributory defined benefit pension plan, which generally covers all qualified employees that have attained the age of twenty-one. Benefits are based on years of service and compensation levels during employment. The Company's funding policy is to make the minimum annual contributions required by applicable regulations. The Plan was frozen effective December 31, 2001. All participants were fully vested prior to the plan being frozen.

In addition to pension benefits, the Company provides certain postretirement benefits including medical, dental and life insurance benefits to retired employees, retired fulltime agents and eligible spouses and dependents.

A summary of assets, obligations and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

                                                               2001
                                                 -------------------------------
                                                                     OTHER
                                                    PENSION      POSTRETIREMENT
                                                    BENEFITS        BENEFITS
                                                 -------------------------------
                                                         (In Thousands)
 CHANGE IN BENEFIT OBLIGATION
 Benefit obligation at beginning of year            $35,041         $ 4,889
 Service cost                                         1,539             139
 Interest cost                                        2,555             407
 Plan participants' contributions                         -             203
 Actuarial loss                                       1,386           1,019
 Benefits paid                                       (2,051)           (682)
 Amendments                                               -              40
                                                 -------------------------------
 Benefit obligation at end of year                  $38,470         $ 6,015
                                                 ===============================

 CHANGE IN PLAN ASSETS
 Fair value of plan assets at beginning of year     $28,863         $     -
 Actual return on plan assets                         2,582               -
 Employer contribution                                    -             479
 Plan participants' contributions                         -             203
 Benefits paid                                       (2,051)           (682)
                                                 -------------------------------
 Fair value of plan assets at end of year           $29,394         $     -
                                                 ===============================

                      Indianapolis Life Insurance Company

10. BENEFIT PLANS (CONTINUED)


                                                               2001
                                                 -------------------------------
                                                                     OTHER
                                                    PENSION      POSTRETIREMENT
                                                    BENEFITS        BENEFITS
                                                 -------------------------------
                                                         (In Thousands)
 FUNDED STATUS
 Funded status                                     $ (9,076)        $(6,015)
 Unamortized prior service cost                           -             550
 Unrecognized incremental liability                   9,617               -
 Unrecognized transition obligation                       -             123
 Unrecognized net (gain) or loss                     (2,910)            104
                                                 -------------------------------
 Accrued liabilities                               $ (2,369)        $(5,237)
                                                 ===============================

 COMPONENTS OF NET PERIODIC BENEFIT COST
 Service cost                                      $  1,539         $   138
 Interest cost                                        2,555             407
 Expected return on plan assets                      (2,231)              -
 Amortization of incremental liability                  506               -
 Amortization of unrecognized transition
  obligation or transition asset                          -              12
 Amortization of net gains                                -             (48)
 Amortization of prior service cost                       -              26
                                                 -------------------------------
 Total net periodic benefit cost                   $  2,369         $   535
                                                 ===============================

                                                               2001
                                                 -------------------------------
                                                                   OTHER POST
                                                    PENSION        RETIREMENT
Weighted-average assumptions                        BENEFITS        BENEFITS
----------------------------                     -------------------------------

Discount rate                                        7.00%           7.00%
Expected return on plan assets                       7.50%              -%
Expected compensation increase                          -%              -%

                      Indianapolis Life Insurance Company

10. BENEFIT PLANS (CONTINUED)

For measurement purposes for the other postretirement benefit plan, an 8 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5% for 2008 and remain at that level thereafter. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                               1-PERCENTAGE-    1-PERCENTAGE-
                                               POINT INCREASE   POINT DECREASE
                                              ----------------------------------

 Effect of total service and interest cost
  components                                      $ 38,686       $ (32,821)
 Effect on accumulated postretirement benefit
  obligation                                       536,347        (462,356)

                                                                   OTHER
                                                               POSTRETIREMENT
                                       PENSION BENEFITS           BENEFITS
                                  ----------------------------------------------
                                      2001         2000        2001      2000
                                  ----------------------------------------------
 Benefit cost                      $2,369,173   $1,863,506   $535,236  $457,668
 Employer contributions                     -      524,820          -         -
 Benefits paid                      2,051,155    1,160,574    682,722   404,262

The Company has a defined contribution pension plan covering substantially all of its agents. Company contributions are based on agent compensation and are funded annually; contributions were $97,764 and $146,955 in 2001 and 2000, respectively. Other policy and contract liabilities include $12,008,641 and $12,511,470 at December 31, 2001 and 2000, respectively, relating to the plan.

The Company sponsors a salary reduction/savings plan for employees as defined by
Section 401(k) of the Internal Revenue Code. Participants may contribute on a pre-tax basis from 1% to 15% of their eligible earnings up to the maximum amount permitted by law. Voluntary employee contributions are matched at an amount equal to 5% of the first 3% of each participant's contribution. All assets of the salary reduction/savings were merged into All*AmerUs Savings and Retirement Plan on October 1, 2001. The Company salary reduction/savings plan ceased to exist with this merger. Employer contributions to the 401(k) plan were $261,068 and $198,025 for 2001 and 2000,

                      Indianapolis Life Insurance Company

10. BENEFIT PLANS (CONTINUED)

respectively. Other policy and contract liabilities include $11,507,704 at December 31, 2000 relating to the plan. Other policy and contract liabilities do not include a liability for this plan at December 31, 2001.

The Company also sponsors a deferred compensation plan for agents and a separate deferred compensation plan for officers and directors. Other liabilities and reserves include $2,425,224 and $7,382,615 at December 31, 2001 and 2000,
respectively, relating to these plans. The deferred compensation plans are contributory and nonqualified.

The funds for all plans are held by the Company under deposit administration and group annuity contracts.

11. RELATED PARTY TRANSACTIONS

The Company performs certain management and administrative functions for its subsidiaries. The costs of providing these services are allocated to the subsidiaries based on an expense allocation agreement.

The Company earned $14,782,265 and $10,452,449 in such fees from its subsidiaries in 2001 and 2000, respectively. The Company received dividends of $1,200,000 from its affiliate, Bankers Life Insurance Company of New York in 2001.

12. CONTINGENCIES

The Company and its subsidiaries are involved in pending and threatened litigation of the character incidental to the business transacted. Management believes that the conclusion of the litigation will not have a material adverse affect on the Company's financial position or results of operations.

The Company is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2001, the Company has no accrued amount for guaranty fund assessments. A receivable for future premium tax deductions related to these assessments of $1,052,716 was recorded at December 31, 2001. The period over which the assessments are expected to be paid is up to five years. Expenses incurred for guaranty fund assessments were $49,498 in 2001.

                      Indianapolis Life Insurance Company

13. CAPITAL AND SURPLUS

The Company has surplus notes of $25,000,000 outstanding at December 31, 2001 and 2000. Any payment of interest and repayment of principal may be paid only out of the Company's earnings, subject to approval by the Indiana Department of Insurance. The Company did not accrue interest on these surplus notes at December 31, 2001 as Indiana laws permits accrual only with prior regulatory approval. The next interest payment will occur on April 1, 2002, in the amount of $1,082,500, pending the Department's approval. A summary of the terms of these surplus notes follows:

                                 CARRYING     INTEREST PAID IN     DATE OF
  DATE ISSUED   INTEREST RATE      VALUE       2001 AND 2000      MATURITY
--------------------------------------------------------------------------------

  May 8, 1996      8.66%        $25,000,000     $2,165,000       April 1, 2011

Life insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Based on those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company exceeded the RBC requirements.

14. SUBSEQUENT EVENT

The Company's wholly owned downstream holding company, IL Group, was dissolved in early 2002. This transaction had no impact on the Company's unassigned surplus.

                          OTHER FINANCIAL INFORMATION

          Report of Independent Auditors on Other Financial Information

The Board of Directors and Stockholder
Indianapolis Life Insurance Company

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. As explained in the third paragraph of our auditors' report on the statutory-basis financial statements, these financial statements do not purport to be presented in conformity with accounting principles generally accepted in the United States. The accompanying supplemental schedule of selected statutory-basis financial data, and supplemental schedule of investment risks interrogatories and summary investment schedule are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual and are not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our audit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in relation to the statutory-basis financial statements taken as a whole.

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
January 31, 2002

                      Indianapolis Life Insurance Company

                       Supplemental Schedule of Selected
                         Statutory-Basis Financial Data

                               December 31, 2001

Investment income earned:
  U.S. Government bonds                                     $ (5,844,631)
  Other bonds (unaffiliated)                                  94,687,235
  Preferred stocks (unaffiliated)                                    305
  Common stocks (unaffiliated)                                   770,109
  Mortgage loans                                              28,922,010
  Real estate                                                  2,180,570
  Premium notes, policy loans, and liens                      14,242,930
  Short-term investments                                       1,309,850
  Other invested assets                                         (829,472)
  Aggregate write-ins for investment income                      506,486
                                                          -----------------
 Gross investment income                                    $135,945,392
                                                          =================

Real estate owned (book value less encumbrances
 including nonadmitted portion)                             $ 22,689,365

Mortgage loans (book value including non-admitted
 portion) - Commercial mortgages                            $334,172,926

Mortgage loans by standing (book value):
 Good standing                                              $330,232,020
                                                          =================
 Good standing with restructured terms                       $ 1,112,575
                                                          =================
 Interest overdue more than three months,
  not in foreclosure                                         $ 2,828,331
                                                          =================

Stocks of parents, subsidiaries, and affiliates
 (book value including non-admitted portion) -
    Common stocks                                           $153,226,213
                                                          =================

                      Indianapolis Life Insurance Company

                       Supplemental Schedule of Selected
                   Statutory-Basis Financial Data (continued)


Bonds and short-term investments by class and maturity:
 Bonds by maturity (statement value):
  Due within one year or less                                 $  102,803,564
  Over 1 year through 5 years                                    470,718,872
  Over 5 years through 10 years                                  407,498,768
  Over 10 years through 20 years                                 110,109,948
  Over 20 years                                                  120,569,233
                                                              ----------------
 Total by maturity                                            $1,211,700,385
                                                              ================

Bonds and short-term investments by class-statement value:
 Class 1                                                      $  755,949,655
 Class 2                                                         397,611,151
 Class 3                                                          40,275,725
 Class 4                                                          17,588,125
 Class 5                                                             275,729
                                                              ----------------
Total by class                                                $1,211,700,385
                                                              ================

Total bonds and short-term investments publicly traded        $1,030,547,144
                                                              ================
Total bonds and short-term investments privately placed       $  181,153,241
                                                              ================

Preferred stocks (statement value)                            $   25,433,037
                                                              ================
Common stocks (market value)                                  $   76,367,905
                                                              ================
Short-term investment (book value)                            $   25,279,016
                                                              ================
Cash on deposit                                               $   (7,863,024)
                                                              ================
Collar, swap, and forward agreement open (statement value)    $            -
                                                              ================

Life insurance in force (in thousands):
  Ordinary                                                    $   11,022,754
  Group life                                                           9,360
                                                              ----------------
                                                              $   11,032,114
                                                              ================

Amount of accidental death insurance in force under
 ordinary policies (in thousands)                             $      272,884
                                                              ================

                      Indianapolis Life Insurance Company

                       Supplemental Schedule of Selected
                   Statutory-Basis Financial Data (continued)


Life insurance policies with disability provision
 in force- ordinary (in thousands)                             $   5,267,893
                                                               ===============

Supplementary contracts in force:
 Ordinary - not involving life contingencies
  Amount on deposit                                            $  11,885,386
                                                               ===============
  Amount of income payable                                     $   1,561,875
                                                               ===============
 Ordinary - involving life contingencies -
 Amount of income payable                                   $   1,539,979
                                                               ===============

Annuities:
 Ordinary:
  Immediate - amount of income payable                         $     842,117
                                                               ===============
  Deferred - not fully paid - account balance                  $ 131,106,117
                                                               ===============

Accident and health insurance--premiums in-force - Ordinary    $     588,279
                                                               ===============

Deposit funds and dividend accumulations:
 Deposit funds - account balance                               $  15,695,165
                                                               ===============
 Dividend accumulations - account balance                      $  31,449,408
                                                               ===============

Claim payments 2001:
 Group accident and health:
  2001                                                         $      30,106
                                                               ===============
  2000                                                         $       5,417
                                                               ===============
  1999                                                         $      13,009
                                                               ===============
  1998                                                         $      15,517
                                                               ===============
  1997                                                         $      18,418
                                                               ===============
  Prior                                                        $      86,359
                                                               ===============
 Other accident and health:
  2001                                                         $      28,602
                                                               ===============
  2000                                                         $      14,659
                                                               ===============
  1999                                                         $       4,216
                                                               ===============
  1998                                                         $     161,154
                                                               ===============
  1997                                                         $      43,568
                                                               ===============
  Prior                                                        $      45,040
                                                               ===============

                      Indianapolis Life Insurance Company

           Supplemental Schedule of Investment Risks Interrogatories
                        and Summary Investment Schedule


                               December 31, 2001

INVESTMENT RISKS INTERROGATORIES

The Company's total admitted assets as reported on page two of its Annual Statement is $1,980,571,032.

1. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

                                                            PERCENTAGE
                                                             OF TOTAL
                                                            ADMITTED
       INVESTMENT CATEGORY/ISSUER          AMOUNT            ASSETS
-------------------------------------------------------------------------

   a. Citigroup, Inc. Notes              $13,490,911         0.681%
   b. Verizon Global Funding              13,164,885         0.665
   c. AT&T Corp Notes                     11,012,780         0.556
   d. Kraft Foods, Inc. Note              10,059,202         0.508
   e. City Crescent LP                    10,000,000         0.505
   f. NBD Bancorp                          9,567,928         0.483
   g. Vendee Mortgage Trust-1994-2         9,485,492         0.479
   h. Pepsi Bottling Group Inc. Notes      9,291,615         0.469
   i. Vendee Mortgage Trust 1992-1         9,226,762         0.466
   j. Time Warner bonds                    8,454,949         0.427

                      Indianapolis Life Insurance Company

           Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule (continued)


INVESTMENT RISKS INTERROGATORIES (CONTINUED)

2. The Company's total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

               BONDS                               PREFERRED STOCKS
 --------------------------------------  ---------------------------------------
                             PERCENTAGE                              PERCENTAGE
                              OF TOTAL                                OF TOTAL
                             ADMITTED                                ADMITTED
 NAIC RATING    AMOUNT        ASSETS     NAIC RATING       AMOUNT     ASSETS
 --------------------------------------  ---------------------------------------

   NAIC-1  $  755,949,653     38.168 %     P/PSF-1      $25,427,037   1.284 %
   NAIC-2     397,611,153     20.076       P/PSF-2            6,000   0.000
   NAIC-3      40,275,725      2.034       P/PSF-3                -       -
   NAIC-4      17,588,125      0.888       P/PSF-4                -       -
   NAIC-5         275,729      0.014       P/PSF-5                -       -
   NAIC-6               -          -       P/PSF-6                -       -
          -----------------                            ---------------
           $1,211,700,385                               $25,433,037
          =================                            ===============

3. Assets held in foreign investments are less than 2.5% of the Company's total admitted assets.

4. Assets held in Canadian investments are less than 2.5% of the Company's total assets.

5. Assets held in investments with contractual sales restrictions are less than 2.5% of the Company's total admitted assets.

                      Indianapolis Life Insurance Company

            Supplemental Schedule of Investment Risks Interrogatories
                  and Summary Investment Schedule (continued)


INVESTMENT RISKS INTERROGATORIES (CONTINUED)

   6. The Company's admitted assets held in the largest 10 equity interests (including shares of mutual funds, investments in preferred stocks, publicly traced equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

                                                                PERCENTAGE
                                                                 OF TOTAL
                                                                ADMITTED
 INVESTMENT CATEGORY/ISSUER                      AMOUNT          ASSETS
----------------------------------------------------------------------------

a) IL Group of Companies, Inc                  $72,980,146       3.685%
b) Scudder Large Co Value Fund                     636,154       0.033
c) The Hockey Company                              662,661       0.033
d) Scudder Cash Investment Trust Fund              448,846       0.023
e) Scudder Growth & Income Fund                    422,718       0.021
f) Medtronic Inc.                                  286,674       0.014
g) Scudder S&P Index Fund                          260,313       0.013
h) Scudder International Fund                      256,464       0.013
i) Scudder Income Fund                             165,655       0.008
j) Scudder Large Co Growth Fund                    107,798       0.005

7. Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company's total admitted assets.

8. Assets held in general partnership interests are less than 2.5% of the Company's total admitted assets.

                      Indianapolis Life Insurance Company

           Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule (continued)


INVESTMENT RISKS INTERROGATORIES (CONTINUED)

9. With respect to mortgage loans reported in Schedule B, the Company's total admitted assets are as follows:

   a. The 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                                                               PERCENTAGE
                                                                OF TOTAL
                                                                ADMITTED
               TYPE/PROPERTY                  AMOUNT             ASSETS
-----------------------------------------------------------------------------

        a. Commercial                       $5,590,795           0.282 %
        b. Commercial                        4,086,722           0.206
        c. Commercial                        3,688,470           0.186
        d. Commercial                        3,558,719           0.180
        e. Commercial                        3,287,123           0.166
        f. Commercial                        3,200,000           0.162
        g. Commercial                        3,094,650           0.156
        h. Commercial                        2,990,285           0.151
        i. Commercial                        2,953,272           0.149
        j. Commercial                        2,806,103           0.142

   b. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:


                         RESIDENTIAL            COMMERCIAL           AGRICULTURAL
                     -----------------------------------------------------------------
                            PERCENTAGE               PERCENTAGE             PERCENTAGE
                             OF TOTAL                 OF TOTAL               OF TOTAL
                             ADMITTED                 ADMITTED               ADMITTED
     LOAN-TO-VALUE    AMOUNT  ASSETS          AMOUNT    ASSETS        AMOUNT   ASSETS
-------------------------------------------------------------------------------------

     i. above 95%       $ -    -%       $          -         -%         $ -     -%
    ii. 91% to 95%        -    -                   -         -            -     -
   iii. 81% to 90%        -    -           3,150,962     0.000            -     -
    iv. 71% to 80%        -    -          53,902,439     2.722            -     -
     v. below 70%         -    -         277,119,525    13.992            -     -
                     ----------------------------------------------------------------
                        $ -    -%       $334,172,926    16.714%         $ -     -%
                     ================================================================

                      Indianapolis Life Insurance Company

           Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule (continued)


INVESTMENT RISKS INTERROGATORIES (CONTINUED)

                                                                    PERCENTAGE
                                                                     OF TOTAL
                                                                     ADMITTED
                                                      AMOUNT          ASSETS
                                                 -------------------------------
  c. Construction loans                           $        -               -%
  d. Mortgage loans over 90 days past due          2,828,331           0.143
  e. Mortgage loans in the process of foreclosure          -               -
  f. Mortgage loans foreclosed                             -               -
  g. Restructured mortgage loans                   1,112,575           0.056

10. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company's total admitted assets.

11. The Company's total admitted assets subject to the following types of agreements as of the following dates:

                                                                               UNAUDITED
                                                                        AT END OF EACH QUARTER
                                                         -----------------------------------------------------
                                      AT YEAR-END          1ST QUARTER         2ND QUARTER       3RD QUARTER
                                  ----------------------------------------------------------------------------
                                            PERCENTAGE
                                             OF TOTAL
                                             ADMITTED
                                    AMOUNT    ASSETS         AMOUNT              AMOUNT            AMOUNT
                                  ----------------------------------------------------------------------------
  a. Securities lending (do not
     include assets held as
     collateral for such
     transactions)                $      -       -%         $       -           $       -         $       -
  b. Repurchase agreements               -       -                  -                   -                 -
  c. Reverse repurchase
     agreements                          -       -                  -                   -                 -
  d. Dollar repurchase
     agreements                          -       -                  -                   -                 -
  e. Dollar reverse repurchase
     agreements                          -       -                  -                   -                 -

                      Indianapolis Life Insurance Company

           Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule (continued)


INVESTMENT RISKS INTERROGATORIES (CONTINUED)

12. Warrants not attached to other financial instruments, options, caps, and floors are:

                                     OWNED                      WRITTEN
                          ------------------------------------------------------
                                         PERCENTAGE                   PERCENTAGE
                                          OF TOTAL                     OF TOTAL
                                          ADMITTED                     ADMITTED
                                AMOUNT     ASSETS          AMOUNT       ASSETS
                          ------------------------------------------------------

  a. Hedging                  $      -       - %         $      -         - %
  b. Income generation               -       -                  -         -
  c. Other                           -       -                  -         -

13. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

                                                                               UNAUDITED
                                                                        AT END OF EACH QUARTER
                                                         -----------------------------------------------------
                                      AT YEAR-END          1ST QUARTER         2ND QUARTER       3RD QUARTER
                                  ----------------------------------------------------------------------------
                                            PERCENTAGE
                                             OF TOTAL
                                             ADMITTED
                                    AMOUNT    ASSETS         AMOUNT              AMOUNT            AMOUNT
                                  ----------------------------------------------------------------------------


  a. Hedging                              $-       - %      $      -            $      -          $       -
  b. Income generation                     -       -               -                   -                  -
  c. Replications                    217,732   0.011               -                   -            183,503
  d. Other                                 -       -               -                   -                  -

                      Indianapolis Life Insurance Company

           Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule (continued)

INVESTMENT RISKS INTERROGATORIES (CONTINUED)

14. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

                                                                               UNAUDITED
                                                                        AT END OF EACH QUARTER
                                                         -----------------------------------------------------
                                      AT YEAR-END          1ST QUARTER         2ND QUARTER       3RD QUARTER
                                  ----------------------------------------------------------------------------
                                            PERCENTAGE
                                             OF TOTAL
                                             ADMITTED
                                    AMOUNT    ASSETS         AMOUNT              AMOUNT            AMOUNT
                                  ----------------------------------------------------------------------------

   a. Hedging                     $      -      - %         $     -             $     -           $       -
   b. Income generation                  -      -                 -                   -                   -
   c. Replications                       -      -                 -                   -                   -
   d. Other                              -      -                 -                   -                   -

15. The 10 largest investments included in the write-ins for invested assets category included on the Summary Investment Schedule are as follows:

                                                          PERCENTAGE
                                                           OF TOTAL
                                                           ADMITTED
             INVESTMENT                  AMOUNT             ASSETS
   --------------------------------------------------------------------

   a. _________________________________   $ -                 -%
   b. _________________________________     -                 -
   c. _________________________________     -                 -
   d. _________________________________     -                 -
   e. _________________________________     -                 -
   f. _________________________________     -                 -
   g. _________________________________     -                 -
   h. _________________________________     -                 -
   i. _________________________________     -                 -
   j. _________________________________     -                 -

                      Indianapolis Life Insurance Company

           Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule (continued)


SUMMARY INVESTMENT SCHEDULE

                                                                                                             ADMITTED ASSETS AS
                                                                                   GROSS INVESTMENT            REPORTED IN THE
                                                                                      HOLDINGS*               ANNUAL STATEMENT
                                                                           ---------------------------------------------------------
                 INVESTMENT CATEGORIES                                         AMOUNT        PERCENTAGE    AMOUNT      PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------

 Bonds:
   U.S. Treasury securities                                                   $7,170,049     0.372 %     $7,170,049      0.388 %
   U.S. government agency and corporate
     obligations (excluding mortgage-backed
     securities):
       Issued by U.S. government agencies                                              -     -                    -      -
       Issued by U.S. government-sponsored
         agencies                                                              3,512,239     0.182        3,512,239      0.190
   Foreign government (including Canada,
     excluding mortgage-backed securities)                                             -     -                    -      -
   Securities issued by states, territories,
     and possessions and their political
     subdivisions in the U.S.:
       State, territory and possessions -
         general obligations                                                           -     -                    -      -
       Political subdivisions of states,
         territories and possessions -
         general obligations                                                           -     -                    -      -
       Revenue and assessment obligations                                      1,500,000     0.078        1,500,000      0.081
       Industrial development and similar
         obligations                                                                   -     -                    -      -
   Mortgage-backed securities (includes
     residential and commercial MBS):
       Pass-through securities:
         Guaranteed by GNMA                                                            -     -                    -      -
         Issued by FNMA and FHLMC                                                      -     -                    -      -
         Privately issued                                                              -     -                    -      -
       CMOs and REMICs:
         Issued by FNMA and FHLMC                                            173,102,439     8.9700     173,102,439      9.368
         Privately issued and collateralized
           by MBS issued or guaranteed by
           GNMA, FMNA, or FHLMC                                                        -     -                    -      -
         All other privately issued                                           14,461,750     0.749       14,461,750      0.783
   Other debt and other fixed income
     securities (excluding short term):
       Unaffiliated domestic securities
         (includes credit tenant loans
         rated by the SVO)                                                   905,149,519    46.906      905,149,519     48.983
       Unaffiliated foreign securities                                        81,525,374     4.225       81,525,374      4.412
       Affiliated securities                                                           -     -                    -          -

                      Indianapolis Life Insurance Company

           Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule (continued)


SUMMARY INVESTMENT SCHEDULE (CONTINUED)


                                                                                                            ADMITTED ASSETS AS
                                                                                  GROSS INVESTMENT            REPORTED IN THE
                                                                                     HOLDINGS*               ANNUAL STATEMENT
                                                                           ---------------------------------------------------------
                                                                                           PERCENTAGE                  PERCENTAGE
                                                                                           OF TOTAL                     OF TOTAL
                                                                                           ADMITTED                     ADMITTED
                 INVESTMENT CATEGORIES                                         AMOUNT       ASSETS         AMOUNT        ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Equity interests:
  Investments in mutual funds                                             $            -     - %         $        -      - %
  Preferred stocks:
    Affiliated                                                                         -     -                    -      -
    Unaffiliated                                                              25,433,037     1.318       25,433,037      1.376
  Publicly traded equity securities
    (excluding preferred stocks):
      Affiliated                                                             153,226,213     7.940       72,980,146      3.949
      Unaffiliated                                                             3,207,350     0.166        3,387,758      0.183
  Other equity securities:
    Affiliated                                                                         -     -                    -      -
    Unaffiliated                                                                       -     -                    -      -
  Other equity interests including tangible
    personal property under lease:
      Affiliated                                                                       -     -                    -      -
      Unaffiliated                                                                     -     -                    -      -
 Mortgage loans:
   Construction and land development                                                   -     -                    -      -
   Agricultural                                                                        -     -                    -      -
   Single family residential properties                                                -     -                    -      -
   Multifamily residential properties                                         20,527,545     1.064       20,527,546      1.111
   Commercial loans                                                          313,645,380    16.253      312,354,474     16.904
 Real estate investments:
   Property occupied by company                                               21,599,388     1.119       21,599,388      1.169
   Property held for production of income                                        282,477     0.015          282,477      0.015
   Property held for sale                                                        807,500     0.042          807,500      0.044
 Collateral loans                                                                      -     -                    -      -
 Policy loans                                                                173,886,934     9.011      173,592,246      9.394
 Receivables for securities                                                   13,262,620     0.687       13,066,619      0.707
 Cash and short-term investments                                              17,415,992     0.903       17,415,992      0.943
 Write-ins for invested assets                                                         -     -                    -      -
                                                                         -------------------------------------------------------
 Total invested assets                                                    $1,929,715,806   100.000%  $1,847,868,553    100.000 %
                                                                         =======================================================


*Gross investment holdings as valued in compliance with NAIC Accounting
 Practices and Procedures Manual.

                      Indianapolis Life Insurance Company

                         Note to Supplemental Schedules

                               December 31, 2001

NOTE - BASIS OF PRESENTATION

The accompanying schedules and interrogatories presents selected statutory-basis financial data as of December 31, 2001, and for the year then ended, for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the Annual Audited Report section of the National Association of Insurance Commissioners' Annual Statement Instructions and the Nation Association of Insurance Commissioners' Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company's 2001 Statutory Annual Statement as filed with the Indiana Department of Insurance.

Certain items required by paragraph 9 of the Annual Audited Financial Reports in the Annual Audited Report section of the National Association of Insurance Commissioners' Annual Statement Instructions have been omitted from the schedule presented herein as amounts are zero or items are not applicable.

                UNAUDITED PRO FORMA CONDENSED GAAP FINANCIAL DATA

     The following tables show financial information after giving effect to the merger of Indianapolis Life Insurance Company (ILICO) and IL Annuity and Insurance Company (IL Annuity) as though it had occurred on an earlier date (which we refer to as "pro forma" information).

     ILICO is the parent company of its subsidiaries, IL Annuity, Bankers Life Insurance Company of New York (Bankers), and IL Securities Company (IL Securities). ILICO's investment in its subsidiaries is stated at cost plus equity in undistributed earnings of the subsidiaries. ILICO's share of net income of its unconsolidated subsidiaries is included in income using the equity method.

     In the merger, the accounts and operations of ILICO and IL Annuity are consolidated and ILICO's investment in IL Annuity and ILICO's share of IL Annuity's net income is eliminated.

     The financial information is provided as of December 31, 2002, and for the year ended December 31, 2002. In presenting the pro forma balance sheet, we assumed the merger had occurred December 31, 2002. In presenting the pro forma income statement information, we assumed the merger had occurred January 1, 2002.

                       INDIANAPOLIS LIFE INSURANCE COMPANY
                UNAUDITED PRO FORMA CONDENSED GAAP PARENT COMPANY
                                  BALANCE SHEET

                                DECEMBER 31, 2002

                                 ($ IN MILLIONS)

                                                                                                                  PRO FORMA FOR
                                                             ILICO PARENT                                         THE MERGER OF
                                                               COMPANY          IL ANNUITY                         ILICO AND IL
          ASSETS                                              HISTORICAL        HISTORICAL        MERGER             ANNUITY
                                                             ----------------------------------------------------------------------
 Investments:
    Securities available-for-sale at fair value:
       Fixed maturity securities                             $  1,355.9         $   155.2       $      -          $    1,511.1
       Equity securities                                            0.5               0.0                                  0.5
       Short-term investments                                       3.0               0.3              -                   3.3
    Securities held for trading purposes at fair value:
       Fixed maturity securities                                   -              1,545.3              -               1,545.3
    Investments in subsidiaries, at equity                        147.0              -              (72.9) (A)            74.1
    Mortgage loans                                                296.1              19.6              -                 315.7
    Real estate                                                     0.4              -                 -                   0.4
    Policy loans                                                  164.4               0.7              -                 165.2

                                                             ---------------------------------------------        -------------
           Total investments                                    1,967.5           1,721.1           (72.9)             3,615.8

    Cash and cash equivalents                                       5.6              36.4              -                  42.1
    Accrued investment income                                      24.6              15.5              -                  40.0
    Premiums, fees and other receivables                          290.4             207.9              -                 498.3
    Deferred policy acquisition costs                              70.6              19.9              -                  90.6
    Value of business acquired                                    167.3              -                 -                 167.3
    Goodwill                                                       37.8               2.3              -                  40.1
    Property and equipment                                         25.5              -                 -                  25.5
    Separate account assets                                        -                235.9              -                 235.9
                                                             ---------------------------------------------        -------------
                      Total assets                           $  2,589.4         $ 2,239.0       $   (72.9)        $    4,755.6
                                                             =============================================        =============


                                                LIABILITIES AND STOCKHOLDER'S EQUITY
 Liabilities:
   Policy reserves and policyowner funds:                    $  2,127.1         $ 1,909.2       $      -          $    4,036.3
   Accrued expenses and other liabilities                           7.6              21.1              -                  28.7
   Notes payable                                                   25.0              -                 -                  25.0
   Separate account liabilities                                    -                235.9              -                 235.9
                                                             ---------------------------------------------        -------------
           Total liabilities                                    2,159.7           2,166.2              -               4,325.9

 Stockholder's Equity:
   Common Stock and Additional paid-in capital                    368.6              73.1           (73.1) (A)           368.6
   Accumulated other comprehensive income                          20.6               3.6            (3.6) (A)            20.6
   Retained earnings                                               40.4              (3.8)            3.8  (A)            40.4
                                                             ---------------------------------------------        -------------
 Total stockholder's equity                                       429.7              72.9           (72.9) (A)           429.7
                                                             ---------------------------------------------        -------------
                                                             ---------------------------------------------        -------------
   Total liabilities and stockholder's equity                $  2,589.4         $ 2,239.0       $   (72.9)        $    4,755.6
                                                             =============================================        =============


                       (The Accompanying Notes are an integral part of the Unaudited Pro Forma Balance Sheet)

                       INDIANAPOLIS LIFE INSURANCE COMPANY
                UNAUDITED PRO FORMA CONDENSED GAAP PARENT COMPANY
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                 ($ IN MILLIONS)


                                                                                                                  PRO FORMA FOR
                                                             ILICO PARENT                                         THE MERGER OF
                                                               COMPANY          IL ANNUITY                         ILICO AND IL
          ASSETS                                              HISTORICAL        HISTORICAL        MERGER             ANNUITY
                                                             ----------------------------------------------------------------------
 Revenues:
   Insurance premiums                                        $    132.0         $     3.1       $     -           $      135.0
   Universal life and annuity product charges                      40.6              13.1             -                   53.7
   Equity in earnings of subsidiaries                               2.8               -               2.2 (A)             5.0
   Net investment income                                          111.0              69.8             -                  180.8
   Realized/unrealized gains (losses) on investments                2.6              (9.5)            -                   (6.9)
   Other income                                                     5.3               -               -                    5.3
                                                             ---------------------------------------------        -------------
                                                                  294.2              76.5             2.2                372.9
                                                             ---------------------------------------------        -------------
 Benefits and expenses:
   Policyowner benefits                                           152.1              70.7             -                  222.8
   Underwriting, acquisition and other expenses                    34.6               6.8             -                   41.5
   Demutualization costs                                            0.2               -               -                    0.2
   Restructuring costs                                              6.7               -               -                    6.7
   Amortization of deferred policy acquisition costs and
    value of business acquired                                     17.3               2.6             -                   19.8
   Dividends to policyowners                                       31.6               -               -                   31.6
                                                             ---------------------------------------------        -------------
                                                                  242.5              80.1             -                  322.6
                                                             ---------------------------------------------        -------------
 Income before interest and income tax expense                     51.6              (3.6)            2.2                 50.3

 Interest expense                                                   2.2               -               -                    2.2
                                                             ---------------------------------------------        -------------
 Income before income tax expense                                  49.5              (3.6)            2.2                 48.1

 Income tax expense (benefit)                                      15.1              (1.4)            -                   13.8
                                                             ---------------------------------------------        -------------
 Net income                                                  $     34.3         $    (2.2)      $     2.2         $       34.3
                                                             =============================================        =============

          (The Accompanying Notes are an integral part of the Unaudited Pro Forma Statement of Income)

                       INDIANAPOLIS LIFE INSURANCE COMPANY

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       PARENT COMPANY FINANCIAL STATEMENTS


     (A) Giving effect to the merger, the accounts and operations of ILICO and IL Annuity are consolidated and ILICO's investment in IL Annuity and ILICO's share of IL Annuity's net income is eliminated.